UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DIGITAL POWER CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DIGITAL POWER CORPORATION

48430 Lakeview Blvd.

Fremont, California 94538-3158

Telephone:  (510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

We cordially invite you to attend the 2017 Annual Meeting of Shareholders of Digital Power Corporation (“DPW” or the “Company”). Our 2017 Annual Meeting will be held on ______day, __________ ___, 2017 at 10:00 a.m. PT and will be our first completely virtual meeting of shareholders. You will be able to attend the 2017 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/DPW2017. To enter the meeting, you must have your twelve-digit control number that is shown on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting in person.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement. We have also made available a copy of our 2016 Annual Report with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.	To ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve the reincorporation of the Company from California to Delaware;

4.

To approve the conversion and exercise rights of up to 500,000 shares of the Company’s Series B Preferred Stock convertible into shares of Common Stock and the exercisability of Warrants to purchase shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated March 9, 2017, in order to comply with the listing rules of the NYSE American;

5.

To approve the conversion of into shares of Common Stock of 378,776 shares of the Company’s Series D Preferred Stock and exercisability of Warrants to purchase up to 1,000,000 shares of Common Stock issued in accordance with the Share Exchange Agreement dated April 28, 2017, in order to comply with the listing rules of the NYSE American;

6.

To approve the conversion of 10,000 shares of the Company’s Series E Preferred Stock into shares of Common Stock in accordance with the Share Exchange Agreement, dated April 28, 2017, in order to comply with the listing rules of the NYSE American;

7.

To approve the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related Warrants to purchase 666,667 shares of Common Stock at $1.10 per share in accordance with the Convertible Note Purchase Agreement dated August 3, 2017, in order to comply with the listing rules the NYSE American;

8.

To approve the conversion of $880,000 of Convertible Notes into the aggregate of 1,466,667 shares of Common Stock At $0.60 per share and related exercise of Warrants to purchase 1,466,667 shares of Common Stock at $0.66 per share in accordance with the Convertible Note Purchase Agreement dated August 10, 2017 in order to comply with the listing rules the NYSE American;

9.

To approve the exercisability of (i) warrants to purchase 317,460 shares of Common Stock at an exercise price of $0.01 per share and (ii) options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share, and the issuance of the shares of Common Stock issuable upon exercise of such options and warrants, in accordance with the Executive Employment Agreement (defined herein) dated November 30, 2016 as subsequently amended on February 22, 2017, in order to comply with the listing rules the NYSE American;

10.	To adopt the Company’s 2017 Stock Incentive Plan; and

11.	To act on such other matters as may properly come before the meeting or any adjournment there.

Only shareholders of record at the close of business on _______, 2017, will be entitled to attend and vote at the meeting. The proxy materials will be mailed to shareholders on or about _______, 2017.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Shareholders to be held on _______ ___, 2017:

This Proxy Statement, our 2016 Annual Report on Form 10-K and the Form 10-Q

for the fiscal quarter ended June 30, 2017 are available at www.__________.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Amos Kohn Amos Kohn President and Chief Executive Officer _______ __, 2017

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the proxy card. Your vote is important, no matter how many shares you owned on the Record Date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States.

TABLE OF CONTENTS

Page
INFORMATION CONCERNING THE ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
PROPOSAL NO. 1: ELECTION OF DIRECTORS	11
Information about the Nominees	11
Involvement in Certain Legal Proceedings	13
Family Relationships	14
Board Independence	14
Shareholder Communications with the Board	14
Meetings and Committees of the Board	14
Board Committees	14
Section 16(a) Beneficial Ownership Reporting Compliance	15
Code of Ethics	16
Director Compensation	16
Required Vote and Board Recommendation	17
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2016	18
Fees Paid to Auditors	18
Pre-Approval Policies and Procedures	18
Required Vote and Board Recommendation	19
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	19
PROPOSAL NO. 3: APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE	20
Overview	20
Reasons for Reincorporation	20
Mechanics of Reincorporation	21
Changes to the Business of the Company as a Result of the Reincorporation	22
Anti-Takeover Implications	22
Possible Negative Considerations	23
Differences between the Charters and Bylaws of DPW-California and DPW-Delaware	23
Interest of the Company’s Directors and Executive Officers in the Reincorporation	30
Certain U.S. Federal Income Tax Consequences	30
Required Vote and Board Recommendation	31
PROPOSAL NO. 4: APPROVAL OF THE CONVERSION OF UP TO 500,000 SHARES OF SERIES B PREFERRED STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK	32
Terms of the Transaction	32
Description of the Series B Preferred Stock	33
Why the Company Needs Shareholder Approval	33
Effect of Proposal on Current Shareholders	33
Further Information	34
Required Vote and Board Recommendation	34
PROSPOSAL NO. 5: APPROVAL OF THE CONVERSION OF 378,776 SHARES OF SERIES D PREFERRED STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE UP TO 1,000,000 SHARES OF COMMON STOCK	35
Terms of the Transaction	35
Certificate of Determination of Series D Convertible Preferred Stock	35
Why the Company Needs Shareholder Approval	35
Effect of Proposal on Current Shareholders	36
Further Information	36
Required Vote and Board Recommendation	36
PROPOSAL NO. 6: APPROVAL OF THE CONVERSION OF 10,000 SHARES OF SERIES E PREFERRED STOCK	37
Terms of the Transaction	37
Why the Company Needs Shareholder Approval	37
Effect of Proposal on Current Shareholders	37
Further information	37

i

Required Vote and Board Recommendation	37
PROPOSAL NO. 7: APPROVAL OF THE CONVERSION OF A $400,000 NOTE CONVERTIBLE INTO 727,273 SHARES OF COMMON STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE 666,667 SHARES OF COMMON STOCK	38
Terms of the Transaction	38
Why the Company Needs Shareholder Approval	38
Effect of Proposal on Current Shareholders	38
Further Information	38
Required Vote and Board Recommendation	39
PROPOSAL NO. 8: APPROVAL OF THE CONVERSION OF $880,000 IN NOTES CONVERTIBLE INTO 1,466,667 SHARES OF COMMON STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE 666,667 SHARES OF COMMON STOCK	40
Terms of the Transaction	40
Why the Company Needs Shareholder Approval	40
Effect of Proposal on Current Shareholders	41
Further Information	41
Required Vote and Board Recommendation	41
PROPOSAL NO. 9: APPROVAL OF THE CHIEF EXECUTIVE OFFICER’S EMPLOYMENT AGREEMENT DATED NOVEMBER 30, 2016	42
Terms of the Transaction	42
Why the Company Needs Shareholder Approval	42
Effect of Proposal on Current Shareholders	43
Further Information	43
Required Vote and Board Recommendation	43
PROPOSAL NO. 10: APPROVAL OF THE 2017 STOCK INCENTIVE PLAN	44
Overview	44
Summary of the 2017 Plan	44
Types of Awards	46
New Plan Benefits under the 2017 Plan	48
U.S. Federal Income Tax Considerations	49
Required Vote and Board Recommendation	50
INFORMATION ABOUT THE EXECUTIVE OFFICERS	51
EXECUTIVE COMPENSATION	51
Summary Compensation Table	51
Employment Agreement with Amos Kohn	51
Arrangement with Mr. Friedlander	52
Advisory Vote on Executive Compensation	52
Outstanding Equity Awards at Fiscal Year-End	53
Stock Option Plans	53
401(k) Plan	53
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	53
Equity Compensation Plan Information	54
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	54
PROPOSALS OF SHAREHOLDERS FOR THE 2018 ANNUAL MEETING	57
OTHER BUSINESS	57
APPENDIX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016	A-1
APPENDIX B – QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED JUNE 30, 2017	B-1
APPENDIX C – AGREEMENT AND PLAN OF MERGER	C-1
APPENDIX D – CERTIFICATE OF INCORPORATION	D-1
APPENDIX E - BYLAWS	E-1
APPENDIX F – 2017 STOCK INCENTIVE PLAN	F-1

ii

DIGITAL POWER CORPORATION

48430 Lakeview Blvd.

Fremont, California 94538-3158

Telephone: (510) 657-2635

PRELIMINARY PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON _______ ___, 2017

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Digital Power Corporation (the “Company” or “DPW”), for use at the Annual Meeting of the Company’s shareholders (the “Meeting”) to be held via live webcast on the Internet at _____________ on ___ ___, 2017, at 10:00 a.m. PT and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about _____, 2017.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Amos Kohn, our Chief Executive Officer, and Milton C. “Todd” Ault, III, our Executive Chairman of the Board, or either one of them who acts, will vote:

●	FOR the election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

●	FOR ratification of the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	FOR approval of the reincorporation of the Company from California to Delaware (the “Reincorporation”) and the related name change to DPW Holdings, Inc.;

●

FOR approval of conversion of up to 500,000 shares of the Company’s Series B Preferred Stock into and the exercisability of Warrants to purchase shares of Common Stock in accordance with the Preferred Stock Purchase Agreement dated March 9, 2017, in order to comply with listing Rule 713 of the NYSE American, LLC;

●

FOR approval of the conversion of 378,776 shares of the Company’s Series D Preferred Stock into and exercisability of Warrants to purchase up to 1,000,000 shares of Common Stock, each as issued in accordance with the Share Exchange Agreement dated April 28, 2017, in order to comply with listing Rule 712 of the NYSE American, LLC and California law;

●

FOR approval of the conversion of 10,000 shares of the Company’s Series E Preferred Stock into shares of Common Stock in accordance with the Share Exchange Agreement dated April 28, 2017 in order to comply with listing Rule 712 of the NYSE American, LLC;

●

FOR approval of the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related Warrants to purchase 666,667 shares of Common Stock at $1.10 per share in accordance with the Convertible Note Purchase Agreement dated August 3, 2017 in order to comply with the listing Rule 713 of the NYSE American;

●

FOR approval of the conversion of $880,000 of Convertible Notes convertible into the aggregate of 1,466,667 shares of Common Stock at $0.60 per share and related Warrants to purchase 1,466,667 shares of Common Stock at $0.66 per share in accordance with the Convertible Note Purchase Agreement dated August 10, 2017, in order to comply with listing Rule 713 of the NYSE American;

●

FOR approval of the exercisability of (i) warrants to purchase 317,460 shares of Common Stock at an exercise price of $0.01 per share and (ii) options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share, and the issuance of the shares of Common Stock issuable upon exercise of such warrants and options, in accordance with the Chief Executive Officer’s Employment Agreement dated November 30, 2016, as subsequently amended on February 22, 2017, in order meet listing Rule 711 of the NYSE American;

●	To approve the 2017 Stock Incentive Plan; and

●	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board. The Board is not aware of any reason that might cause any nominee to be unavailable.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Amos Kohn, the Company’s Chief Executive Officer, and Mr. Milton C. “Todd” Ault, III, the Company’s Executive Chairman of the Board of Directors, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

We will be hosting the 2017 Annual Meeting live via the Internet. A summary of the information you need to attend the meeting online is provided below:

●	Any shareholder can attend the 2017 Annual Meeting live via the Internet at _____________________;
●	Webcast starts at 10:00 a.m. PT;
●	Shareholders may vote and submit questions while attending the 2017 Annual Meeting on the Internet; and
●	Shareholders need a twelve-digit control number to join the 2017 Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the Record Date of _______, 2017, there were ____________ shares of Common Stock issued and outstanding; 100,000 shares of Series B Convertible Preferred Stock issued and outstanding; 454,986 shares of Series C Convertible Preferred Stock issued and outstanding; 378,776 shares of Series D Convertible Preferred Stock issued and outstanding; and 10,000 shares of Series E Convertible Preferred Stock issued and outstanding; which constitutes all of the outstanding capital stock of the Company. Shareholders are entitled to one vote for each share of Common Stock held by them. The 100,000 shares of Series B Convertible Preferred Stock will, assuming approval of Proposal 4, carry the voting power of _______ percent (__%) of all votes entitled to be voted at any annual or special meeting of shareholders of our company or action by written consent of our shareholders but will not carry any voting rights at the Meeting. The 454,986 shares of Series C Convertible Preferred Stock carry the voting power of ___ percent (__%) of all votes entitled to be voted at any annual or special meeting of shareholders of our Company or action by written consent of our shareholders and will be voted on an as converted basis into shares of Common Stock along with the other shareholders of Common Stock. Neither the 378,776 shares of Series D Convertible Preferred Stock nor the 10,000 shares of Series E Convertible Preferred Stock have any voting rights.

A majority of the _______ outstanding shares of Common Stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm, is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:

●

Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

●

The Reincorporation will require the affirmative vote of the holders of a majority of the total outstanding shares as of the record date. Consequently, abstentions will have the effect of a vote against the reincorporation;

●

Approval of the conversion of 378,776 shares of the Company’s Series D Preferred Stock into and exercisability of Warrants to purchase up to 1,000,000 shares of Common Stock, each as issued in accordance with the Share Exchange Agreement dated April 28, 2017, in order to comply with listing Rule 712 of the NYSE American, LLC and California law will require the affirmative vote of the holders of a majority of the total outstanding shares as of the record date. Consequently, abstentions will have the effect of a vote against the reincorporation; and

●

For each other matter specified in the Notice of Annual Meeting of Shareholders, the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the 2017 Annual Meeting and why is it being held over the Internet?

At the 2017 Annual Meeting, the shareholders will be asked:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.	To ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve the Reincorporation of the Company from California to Delaware and the related name change to DPW Holdings, Inc.;

4.

To approve the conversion of up to 500,000 shares of the Company’s Series B Preferred Stock into shares of Common Stock and the exercisability of warrants to purchase shares of Common Stock, in accordance with the Preferred Stock Purchase Agreement dated March 9, 2017, in order to comply with listing Rule 713 of the NYSE American, LLC;

5.

To approve the conversion of 378,776 shares of the Company’s Series D Preferred Stock and exercisability of warrants to purchase up to 1,000,000 shares of Common Stock, each as issued in accordance with the Share Exchange Agreement dated April 28, 2017, in order to comply with listing Rule 712 of the NYSE American, LLC and California law;

6.

To approve the conversion of 10,000 shares of the Company’s Series E Preferred Stock into shares of Common Stock in accordance with the Share Exchange Agreement, dated April 28, 2017, in order to comply with listing Rule 713 of the NYSE American, LLC;;

7.

To approve the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related Warrants to purchase 666,667 shares of Common Stock at $1.10 per share in accordance with the Convertible Note Purchase Agreement dated August 3, 2017, in order to comply with listing Rule 713 of the NYSE American, LLC;

8.

To approve the conversion of $880,000 of Convertible Notes convertible into the aggregate of 1,466,667 shares of Common Stock at $0.60 per share and related warrants to purchase 1,466,667 shares of Common Stock at $0.66 per share in accordance with the Convertible Note Purchase Agreement dated August 10, 2017, in order to comply with listing Rule 713 of the NYSE American, LLC;

9.

To approve the exercisability of (i) warrants to purchase 317,460 shares of Common Stock at an exercise price of $0.01 per share and (ii) options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share, and the issuance of the shares of Common Stock issuable upon exercise of such options and warrants, in accordance with the Executive Employment Agreement dated November 30, 2016, as subsequently amended on February 22, 2017, in order to comply with listing Rule 711 of the NYSE American, LLC;

10.	To approve 2017 Stock Incentive Plan; and

11.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

The 2017 Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of shareholders possible and to save costs relative to holding a physical meeting.

Who is entitled to vote?

The Record Date for the meeting is _______, 2017. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is our Common stock and Series C Preferred Stock. On the Record Date, there were ______ shares of Common Stock outstanding; and 454,986 shares of Series C Convertible Preferred Stock issued and outstanding and entitled to vote. Each share of Series C Convertible Preferred is convertible into four shares of Common Stock and will vote on an as converted basis.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Digital Power Corporation (sometimes referred to as the “Company,” “DPW,” “we” or “us”) is soliciting your proxy to vote at the 2017 Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on ______, 2017, the Record Date for the Annual Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about ______, 2017 to all shareholders of record on the Record Date.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	our Annual Report on Form 10-K for the year ended December 31, 2016 and the Form 10-Q for the fiscal quarter ended June 30, 2017;

●	The Agreement and Plan of Merger between DPW and DPW Holdings, Inc.;

●	The Certificate of Incorporation and Bylaws of DPW Holdings, Inc.; and

●	The 2017 Stock Incentive Plan.

What is the proxy card?

The proxy card enables you to appoint Amos Kohn, our Chief Executive Officer, and Milton C. “Todd” Ault, III, our Executive Chairman of the Board of Directors, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card, our Annual Report on Form 10-K for the year ended December 31, 2016, the Form 10-Q for the fiscal quarter ended June 30, 2017 and the other documents appended hereto are available at: ______________.

How do I vote by proxy?

If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be available for examination on the Internet through the virtual web conference during the annual meeting.

Please note that there are separate telephone and Internet arrangements depending on whether you are a registered shareholder (that is, if you hold your stock in your own name) or you hold your shares in “street name” (that is, in the name of a brokerage firm or bank that holds your securities account). In either case, you must follow the procedures described in the proxy card.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on any other proposal.

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the online meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the online meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

What do I need in order to be able to attend the online meeting?

The Company will be hosting the 2017 annual meeting live online. You can attend the 2017 annual meeting live online at www._________________________. The webcast will start at 10:00 a.m. PT. You may vote and submit questions while attending the meeting online. You will need the twelve-digit control number included on your proxy card in order to be able to enter the meeting.

How can I vote my shares during the online meeting?

Shares held in your name as the shareholder of record may be voted by you, while the polls remain open, at www._____________________ during the meeting. You will need your twelve-digit control number found in the proxy card. Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the online meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the online meeting.

How can I vote my shares without attending the online meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the online meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet, telephone or by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm ET on ______, 2017. Proxies submitted by mail should be received before 10:00 am PT on ______, 2017.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the online meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s CEO at Digital Power Corporation, 48430 Lakeview Blvd., Fremont, California 94538-3158, prior to your shares being voted, or (3) attending the online meeting and voting. Attendance at the online meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the online meeting and voting.

Who can participate in the online meeting?

Only shareholders eligible to vote or their authorized representatives in possession of a valid twelve-digit control number will be admitted as participants to the online meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” the election of each of the six (6) nominees for director;

•	“FOR” the ratification of Marcum, LLP, as independent registered public accountants of the Company for its fiscal year ending December 31, 2017;

•	“FOR” approval of the Reincorporation of the Company from California to Delaware;

•

“FOR” approval of the conversion of up to 500,000 shares of the Company’s Series B Preferred Stock into shares of Common Stock and warrants to purchase shares of Common Stock, in accordance with the Preferred Stock Purchase Agreement dated March 9, 2017;

•

“FOR” approval of the conversion of 378,776 shares of the Company’s Series D Preferred Stock into shares of Common Stock and warrants to purchase up to 1,000,000 shares of Common Stock, in accordance with the Share Exchange Agreement dated April 28, 2017;

•	“FOR” approval of the conversion of 10,000 shares of the Company’s Series E Preferred Stock into shares of Common Stock, in accordance with the Share Exchange Agreement, dated April 28, 2017;

•

“FOR” approval of the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related warrants to purchase 666,667 shares of Common Stock at $1.10 per share in accordance with the Convertible Note Purchase Agreement dated August 3, 2017;

•

“FOR” approval of the conversion of $880,000 in the aggregate of Convertible Notes convertible into 1,466,667 shares of Common Stock at $0.60 per share and related warrants to purchase 1,466,667 shares of Common Stock at $0.66 per share in accordance with the Convertible Note Purchase Agreement dated August 10, 2017;

•

“FOR” approval of the exercisability of (i) warrants to purchase 317,460 shares of Common Stock at an exercise price of $0.01 per share and (ii) options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share, and the issuance of the shares of Common Stock issuable upon exercise of such options and warrants, in accordance with the Executive Employment Agreement (defined herein) dated November 30, 2016, as subsequently amended on February 22, 2017; and

•	“FOR” approval of the adoption of the 2017 Stock Incentive Plan.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s by-laws require shareholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are needed to approve each proposal?

For the election of directors, each of the six (6) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting other than the Reincorporation and the conversion of the Series D Preferred Stock as well as the exercisability issued in connection therewith, which require the favorable vote of a majority of the issued and outstanding shares.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal except in the case of the election of directors, in which case an abstention will have no impact.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) elect directors, (ii) approve a proposed change in corporate domicile from California to Delaware, (iii) approve the issuance of up to 500,000 shares of the Company’s Series B Preferred Stock and the issuance of warrants to purchase shares of Common Stock in accordance with the Preferred Stock Purchase Agreement, (iv) approve the issuance of 378,776 shares of the Company’s Series D Preferred Stock, (v) approve the issuance of 10,000 shares of the Company’s Series E Preferred Stock; (vi) approve the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related warrants to purchase 666,667 shares of Common Stock at $1.10 per share; (vii) approve the conversion of $880,000 in the aggregate of Convertible Notes convertible into 1,466,667 shares of Common Stock at $0.60 per share and related warrants to purchase 1,466,667 shares of Common Stock at $0.66; (viii) approve the 2017 Stock Incentive Plan; and (ix) approve the issuance of warrants to purchase 317,460 shares and options to purchase 1,000,000 shares in accordance with the Executive Employment Agreement, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote shares without receiving instructions.

Our election of directors (Proposal No. 1), approval of the proposed change in corporate domicile from California to Delaware (Proposal No. 3), approval of the conversion of up to 500,000 shares of the Company’s Series B Preferred Stock into Common Stock and the issuance of warrants to purchase shares of Common Stock in accordance with the Preferred Stock Purchase Agreement (Proposal No. 4), approval of the conversion of 378,776 shares of the Company’s Series D Preferred Stock into Common Stock in accordance with the Share Exchange Agreement (Proposal No. 5), approval of the conversion of up to 10,000 shares of the Company’s Series E Preferred Stock into shares of Common Stock in accordance with the Share Exchange Agreement (Proposal No. 6), approval of the conversion of a $400,000 Convertible Note convertible into 727,273 shares of Common Stock at $0.55 per share and related warrants to purchase 666,667 shares of Common Stock at $1.10 per share (Proposal No. 7); approval of the conversion of $880,000 in the aggregate of Convertible Notes convertible into 1,466,667 shares of Common Stock at $0.60 per share and related warrants to purchase 1,466,667 shares of Common Stock at $0.66 (Proposal No. 8); approval of the issuance of warrants to purchase 317,460 shares and options to purchase 1,000,000 shares in accordance with the Executive Employment Agreement (Proposal 9), and approval to adopt the 2017 Stock Incentive Plan (Proposal 10), are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The Securities and Exchange Commission’s (“SEC’s”) rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or ____________ at ___________ or in writing at ____________________________. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or___________ at the phone number or address listed above.

How can I find out the results of the voting at the Annual Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Digital Power Corporation, 48430 Lakeview Blvd., Fremont, California 94538-3158, or by sending a letter to Amos Kohn, our Chief Executive Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the shareholders will elect six (6) directors to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION

Amos Kohn	57	President, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive and Financial Officers)
Milton “Todd” Ault, III*	47	Executive Chairman of the Board of Directors
Kristine Ault*	47	Director
Robert O. Smith	73	Director
William Horne*	49	Director
Moti Rosenberg	70	Director

*     Pursuant to a Securities Purchase Agreement (the “Agreement”) dated September 5, 2016, by and among the Company, Philou Ventures, LLC, a Wyoming limited liability company, and Telkoor Telecom Ltd., an Israeli company, Philou Ventures has the right to designate up to four directors to the Board.

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Amos Kohn. Mr. Kohn has served as a member of our board of directors since 2003, as our President and Chief Executive Officer since 2008. From March 2011 until August 2013 Mr. Kohn also served as interim Chief Financial Officer. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis and planning and M&A. Mr. Kohn was Vice President of Business Development at Scopus Video Networks, Inc., a Princeton, New Jersey company that develops and markets digital video networking products (2006-2007); Vice President of Solutions Engineering at ICTV Inc., a leading provider of network-based streaming media technology solutions for digital video and web-driven programming, located in Los Gatos, California (2003-2006); Chief Architect at Liberate Technologies, a leading company in the development of a full range of digital media processing for telecom and cable TV industries, located in San Carlos, California (2000-2003); and Executive Vice President of Engineering and Technology at Golden Channel & Co., the largest cable television multiple-systems operator (MSO) in Israel, where he had executive responsibility for developing and implementing the entire nationwide cable TV system (1989-2000). Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including, but not limited to, power electronics, telecommunications, cable television, broadcast and wireless, as well as his service as a director on our board since 2003, give him the qualifications and skills to serve as one of our directors.

Milton C. “Todd” Ault, III. Mr. Ault was appointed Executive Chairman of the Board on March 16, 2017. Mr. Ault is a seasoned business professional and entrepreneur that has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Mr. Ault founded on February 25, 2016 Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman since. Mr. Ault has served as Chairman of Ault & Company, a holding company since December 2015, and as Chairman of Avalanche International Corp since September 2014. Since January, 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Through this position, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. He was the President, Chief Executive Officer, Director and Chairman of the Board of Zealous, Inc. from August 2007 until June 4, 2010 and again from February 2011 through May 1, 2011. Mr. Ault was a registered representative at Strome Securities, LP, from July 1998 until December 2005, where he was involved in portfolio management and worked on several activism campaigns including Taco Cabana, Jack In The Box (formerly Foodmaker), and 21st Century Holdings Co. Mr. Ault became majority shareholder of Franklin Capital Corp and was elected to its board of directors in July 2004 and became its Chairman and Chief Executive Officer in October 2004 serving until January 2006, and again from July 2006 to January 2007. In April 2005, the company changed its name to Patient Safety Technologies, Inc. (OTCQB: PSTX) (“PST”) and purchased SurgiCount Medical, Inc. Stryker Corporation (NYSE:SYK) acquired PST at the beginning of 2014 in a deal valued at approximately one hundred twenty million dollars ($120,000,000). PST’s wholly owned operating subsidiary, SurgiCount Medical, Inc., is the company that developed the SafetySponge® System; a bar coding technology for inventory control that aims to detect and prevent the incidence of foreign objects left in the body after surgery. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Chairman.

Kristine Ault. Ms. Ault has served as a member of our board of directors since October 13, 2016. She is a seasoned business woman who has served as the managing member of a private holding company that makes equity investments in other operating businesses since 2011 and has served as a member of our board of directors since October 2016. Prior to that, she worked in the finance department of Strome Securities, L.P. in Santa Monica, California. Ms. Ault was appointed as Trustee for a private trust in 1997 and currently administers four private trusts. Her work experience ranges from ABC Cable Networks to the vineyards of Sonoma and Napa Valley. Ms. Ault holds a B.A. degree in Radio-Television-Film and minor in Business Administration from California State University Northridge. She also received an A.A in Natural Sciences and Mathematics from Napa Valley College. We believe that Ms. Ault’s experiences, attributes and abilities in business administration and accounting with equity investments give her the qualifications and skill set to serve as one of our directors.

Robert O. Smith. Mr. Smith serves as one of our independent directors. Previously, he served as a member of our Board of Directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

William Horne. Mr. Horne has served as an independent member of our board of directors since October 13, 2016. He has served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) since August 2013 and has served as a member of our board of directors since October 2016. Mr. Horne is a director of and chief financial officer to Avalanche International, Co. Mr. Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high-tech field, including OptimisCorp, from January 2008 to May 2013, a privately held, diversified healthcare technology company located in Los Angeles, California. Mr. Horne served as the Chief Financial Officer of Patient Safety Technologies, Inc. (OTCBB: PSTX), a medical device company located in Irvine, California, from June 2005 to October 2008 and as the interim Chief Executive Officer from January 2007 to April 2008. In his dual role at Patient Safety Technologies, Mr. Horne was directly responsible for structuring the divestiture of non-core assets, capital financings and debt restructuring. Mr. Horne held the position of Managing Member & Chief Financial Officer of Alaska Wireless Communications, LLC, a privately held, advanced cellular communications company, from its inception in May 2002 until November 2007. Mr. Horne was responsible for negotiating the sale of Alaska Wireless to General Communication Inc. (NASDAQ: GNCMA). From November 1996 to December 2001, Mr. Horne held the position of Chief Financial Officer of The Phoenix Partners, a venture capital limited partnership located in Seattle, Washington. Mr. Horne has also held supervisory positions at Price Waterhouse, LLP and has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne’s extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Moti Rosenberg. Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion, and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.     Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of two years. As part of that settlement, Mr. Ault agreed that he would make restitution to certain investors. Mr. Ault did not within the prescribed time period make a restitution payment to certain of the investors as he was unable to locate all of them, nor did he forward the undistributed restitution in the state where the investor was known to have resided, as directed by FINRA.

2.     Mr. Ault was CEO, President and Chairman of Zealous Holdings, Inc. that filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on February 20, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 11 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court. Zealous Holdings, Inc. was not an entity that was entitled to a discharge under the bankruptcy code. As such Zealous Holdings, Inc. did not receive a discharge. Ultimately, Zealous Holdings, Inc. ceased doing business and was permanently closed.

3.     Mr. Ault filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on December 8, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 13 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court and months later, the petition being withdrawn and dismissed without prejudice.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships.

Milton C. Ault, III and Kristine Ault are spouses.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Horne and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Kohn and Ault nor Ms. Ault meets the independence standards.

Shareholder Communications with the Board

The Company’s shareholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Digital Power Corporation., Attention: Secretary, 48430 Lakeview Blvd., Fremont, California 94538-3158. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2016, the Board held five meetings, the Audit Committee held three meetings, the Nominating and Governance Committee held one meeting and the Compensation Committee held one meeting. The Board and Board committees also approved certain actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Amos Kohn attended our 2016 Annual Meeting of Shareholders.

Board Committees

The Board has standing Audit and Compensation and Nominating and Governance Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Amos Kohn
Milton “Todd” Ault, III
Kristine Ault
Robert O. Smith	*	**	*
William Horne	** ***	*	*
Moti Rosenberg	*	*	**

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Horne, Smith, and Rosenberg currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Mr. Horne qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American Rules. Mr. Horne serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2016.

Compensation Committee

Messrs. Horne, Smith, and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Smith, Horne, and Rosenberg currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of shareholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

We currently separate the positions of President/Chief Executive Officer and Chairman of the Board. The Board believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the during current fiscal year and the year ended December 31, 2016, all such filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled with the following exceptions.

During the fiscal year 2016, Messrs. Horne, Smith and Rosenberg, and Ms. Ault each inadvertently filed late one Form 4 reporting one transaction and Mr. Kohn inadvertently file three Forms 4s late reporting eight transactions.

Code of Ethics

The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions (collectively, the “Financial Managers”). The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our President and CEO, Amos Kohn, we will provide without charge, a copy of our Code of Ethical Conduct.

Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	compliance with applicable governmental laws, rules and regulations;

●	prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

●	accountability for adherence to the Code of Conduct.

Waivers to the Code of Conduct may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

For 2016, and thereafter, the Company pays each independent director $20,000 annually, other than Mr. Smith, who will receive $30,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director.

On November 22, 2016, each non-employee director received options to purchase 200,000 shares of Common Stock at an exercise price of $0.70 per share. The options are subject to vesting of which one-third vested immediately and the remaining unvested options will vest equally on the subsequent anniversary dates.

On December 28, 2016, the shareholders approved the 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”), under which options to acquire up to 4,000,000 shares of Common Stock may be granted to the Company’s directors, officers, employees and consultants. The 2016 Stock Incentive Plan is in addition to the Company’s current 2012 Plan, which provides for the issuance of a maximum of 1,372,630 shares of the Company’s Common Stock to be offered to the Company’s directors, officers, employees, and consultants.

Effective November 1, 2016, Executive Chairman of the Board of Directors, Milton C. “Todd” Ault, III, began receiving a monthly fee of $15,000 pursuant to a consulting agreement entered into with the Company.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Warrant Awards ($)	Option Awards ($)			Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Amos Kohn (1)	$	-	$	[fill in]		-	-	$		$
Milton C. Ault, III (2)	$	-		$-		-	-		-
Kristine Ault (3)	$	-		$32,145	(4)	-	-		-	$
Robert O. Smith	$	-		$32,145	(4)	-	-		-	$
William Horne (3)	$	-		$32,145	(4)	-	-		-	$
Moti Rosenberg	$		$	[fill in]						$

(1)	Mr. Kohn was appointed to the Board on August 4, 2003.
(2)	Mr. Ault was appointed as Executive Chairman of the Board on March 16, 2017.
(3)	Ms. Ault and Mr. Horne were each appointed to the Board on October 13, 2016.
(4)

Effective November 2016, the non-employee directors received options to purchase 200,000 shares at $0.70 per share with one-third of the grant to vest immediately and the remaining two-thirds to vest over the remaining two anniversary dates.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends a vote “FOR” each of its nominees

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum, LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2017, subject to ratification of the appointment by the Company’s shareholders. A representative of Marcum, LLP, is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2016

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Fees Paid to Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the year ended December 31, 2016 (“Marcum”) and Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, with respect to the year ended December 31, 2015 (“Kost Forer”), for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

Marcum	2016	$129,545
Kost Forer	2015	$100,000

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2016 and 2015.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2016 and 2015.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Digital Power Corporation has furnished the following report on its activities during the fiscal year ended December 31, 2016. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Digital Power Corporation specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2016, the members of the Audit Committee were Messrs. Horne, Smith and Rosenberg, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum, LLP, for the fiscal year ended December 31, 2016. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

Mr. William B. Horne, Mr. Robert O. Smith, Mr. Moti Rosenberg

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the ratification of Marcum, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2017

 PROPOSAL NO. 3

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Overview

We are seeking shareholder approval to grant the Board discretionary authority to change the Company’s state of incorporation from California to Delaware (the “Reincorporation”). If our shareholders approve this Proposal, the Board will have the sole discretion, until the 2018 Annual Meeting of Shareholders, to effectuate the Reincorporation. The Board has unanimously approved effectuating the Reincorporation, subject to approval by our shareholders, potentially securing certain third-party consents and approvals that the Board determines are in the best interests of the Company to obtain and other factors that the Board may consider. If authorized by the Board, the Reincorporation will be effectuated pursuant to the terms of a merger agreement providing for us to merge with and into a newly formed, wholly-owned subsidiary of the Company incorporated in the State of Delaware (“DPW-Delaware”). The name of the Company after the Reincorporation will be “DPW Holdings, Inc.” Even if our shareholders approve this Proposal, the Board reserves the right not to effect the Reincorporation if the Board does not deem it to be in the best interests of the Company’s shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company’s shareholders. If this Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reincorporation. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of California is referred to as “DPW-California” or as “we” or “us.”

Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting on the Reincorporation Proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into in the event of Reincorporation by DPW-California and DPW-Delaware in substantially the form attached hereto as Appendix C, the Certificate of Incorporation of DPW-Delaware to be effective immediately following the Reincorporation (the “Delaware Certificate”), in substantially the form attached hereto as Appendix D, and the Bylaws of DPW-Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix E. Copies of the Articles of Incorporation of DPW-California filed in California, as amended to date (the “California Articles”), and the Bylaws of DPW-California, as amended to date (the “California Bylaws”), are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to Digital Power Corporation, 48430 Lakeview Blvd., Fremont, California 94538-3158.

Reasons for the Reincorporation

Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation, should the Board choose to effect it, would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own. The principal factors the Board considered in deciding to pursue and recommending that our shareholder approve the proposed Reincorporation are summarized below:

•	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;
•	access to specialized courts;
•	enhanced ability of Delaware corporations to attract and retain directors and officers; and
•	more certainty with respect to indemnification and limitation of liability for directors.

Predictability, Flexibility and Responsiveness of Delaware Law. Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, it is anticipated that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

Access to Specialized Courts. Delaware offers a system of specialized Chancery Courts to adjudicate cases involving corporate law issues. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and have streamlined procedures and processes that help provide relatively quick decisions. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, from criminal to civil (including personal injury and marital dissolution cases) or, if federal jurisdiction exists, a federal district court.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation enhances our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under California law. The Board believes that the Reincorporation provides appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. Please note that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed in “Elimination of Director Personal Liability for Monetary Damages” below. The increasing frequency of claims and litigations directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of the Company and its shareholders. We believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Proposal may therefore not be aligned with the interests of the shareholders.

Mechanics of the Reincorporation

If the Proposal is approved by our shareholders, the Board, in its sole discretion, will determine whether the Reincorporation remains in the best interests of the Company and its shareholders. Should the Board choose to exercise this discretion and effect the Reincorporation, the Reincorporation will be effectuated by the merger of DPW-California with and into DPW-Delaware, a wholly-owned subsidiary of the Company that recently has been incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation. The Company, as it currently exists as a California corporation, will cease to exist as a result of the merger, and DPW-Delaware will be the surviving corporation and will continue to operate our businesses as it exists prior to the Reincorporation. The existing holders of our Common Stock will own all of the outstanding shares of DPW-Delaware Common Stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation (but see “Differences between the Charters and Bylaws of DPW-California and DPW-Delaware – Classes of Common Stock” below). Assuming approval of the Reincorporation Proposal at the Annual Meeting and a decision by our Board to consummate with the Reincorporation, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter.

In the Reincorporation, all outstanding equity awards, including stock options to purchase DPW-California Common Stock and restricted stock units representing the right to receive DPW-California Common Stock upon vesting, that are outstanding under DPW-California’s equity incentive plans, including employee benefit and incentive compensation plans immediately prior to the Reincorporation (the “Equity Plans”), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by DPW-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of DPW-Delaware on the basis of one share of DPW-Delaware Common Stock for each one share of DPW-California Common Stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the DPW-California option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards will not change. In particular, the merger of DPW-California into DPW-Delaware will not be treated as a “Change in Control” under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in that event will not apply.

If and at the time and date on which the Reincorporation becomes effective (the “Effective Time”), we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or under the California General Corporation Law (the “CGCL”), as described in more detail below.

Changes to the Business of the Company as a Result of the Reincorporation

In addition to the change in corporate domicile, the Company will increase its number of authorized shares from 2,000,000 shares of Preferred Stock and 30,000,000 shares of Common Stock to 25,000,000 shares of preferred stock and 225,000,000 shares of Common Stock. The Reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in location of our current officers or employees. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 48430 Lakeview Blvd., Fremont, California 94538-3158. The consolidated financial condition and results of operations of DPW-Delaware immediately after consummation of the Reincorporation will be the same as those of DPW-California immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of DPW-Delaware will be comprised of the persons who were elected to the Board of Directors of DPW-California at the Annual Meeting and will continue to serve until the next annual stockholders’ meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Reincorporation, DPW-Delaware will be the successor in interest to DPW-California, and the stockholders will become stockholders of DPW-Delaware, owning the same number of shares of its Common Stock as they owned of DPW-California’s Common Stock.

All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Equity Plans, will be continued by DPW-Delaware, and, as described above, each outstanding option to purchase shares of DPW-California’s Common Stock and each outstanding restricted stock unit representing the right to receive one share of DPW-California Common Stock upon vesting will be converted into an option to purchase the same number of shares of DPW-Delaware’s Common Stock or a restricted stock unit relating to the same number of shares of DPW-Delaware’s Common Stock on the same terms, at the same price, and subject to the same conditions. The registration statements of DPW-California on file with the SEC immediately prior to the Reincorporation will be assumed by DPW-Delaware, and the shares of DPW-Delaware will continue to be listed on NYSE American.

IN THE EVENT OF A REINCORPORATION, DPW-CALIFORNIA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF DPW-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD DPW-CALIFORNIA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR DPW-CALIFORNIA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION.

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or CGCL, may be changed to reduce the benefits that the Board is seeking to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. We will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are materially changed.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions in the DGCL that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. The Reincorporation was not proposed to prevent such a change in control; nor is it a response to any specific attempt to acquire control known to our Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of the Company being subject to Delaware law instead of California law. For example, Section 203 of the DGCL generally prohibits certain “business combinations” (including mergers, sales and leases of assets, issuances of securities and similar transactions) with “interested stockholders” (generally a person who beneficially owns 15% or more of a corporation’s voting stock) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the outstanding voting stock of the corporation approves the transaction, excluding shares held by the interested stockholder.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits; or (d) be predicated on confidential and/or proprietary information that is not generally known by our shareholders, thereby creating a disparity of information that could negatively prejudice our shareholders. By contrast, in a transaction in which an acquirer must negotiate with our Company, our Board would evaluate our Company’s assets and business prospects to attempt to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

Although our Board believes the advantages of the Reincorporation outweigh the disadvantages, our Board has carefully considered and will continue to carefully consider the detriments of the Reincorporation proposal. These include the possibility that future takeover attempts that are not approved by our Board, but which a majority of our shareholders may nonetheless deem to be in its best interests, may be discouraged. In addition, to the extent that the provisions of the DGCL would better enable the board of directors of DPW-Delaware to resist a takeover or a change in control, it could become more difficult to remove existing directors and management.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, Delaware law has been criticized by some commentators and shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in certain other states, including California. In addition, the Delaware Certificate and the Delaware Bylaws, in comparison to the California Articles and the California Bylaws, contain certain provisions that may have the effect of reducing the rights of minority shareholders. The Reincorporation may have the effect of making it more difficult for minority shareholders to call special meetings of shareholders. In addition, the minimum annual franchise taxes payable by us in Delaware may be greater than in California.

It should also be noted that the interests of the Board of Directors and management in voting on the Reincorporation proposal may not be the same as those of shareholders since some substantive provisions of California and Delaware law apply only to directors and officers. See “Interests of Our Directors and Executive Officers in the Reincorporation” below. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board of Directors and management under Delaware and California law, see “Differences between the Charters and Bylaws of DPW-California and DPW-Delaware” below.

The members of the Board have considered the potential disadvantages of the Reincorporation and they have unanimously concluded at this time that the potential benefits of the Reincorporation outweigh the possible disadvantages of the Reincorporation.

Differences between the Charters and Bylaws of DPW-California and DPW-Delaware

The following is a comparison of certain key provisions in the Articles of Incorporation and the Bylaws of DPW-California and comparable provisions in the Certificate of Incorporation and the Bylaws of DPW-Delaware, as well as certain provisions of California law and Delaware law. These comparisons summarize certain difference that shareholders may deem important, but are not intended to list all differences, and is qualified in its entirety by reference to those documents and to the DGCL and CGCL. Shareholders are encouraged to read the Certificate of Incorporation and the Bylaws of DPW-Delaware and the Articles of Incorporation and the Bylaws of DPW-California, in their entirety. Copies of the Certificate of Incorporation and the Bylaws of DPW-Delaware are attached as Appendices D and E, respectively, to this proxy statement, and the Articles of Incorporation and the Bylaws of DPW-California are filed publicly as exhibits to the periodic reports we have previously filed with the SEC.

Provision	DPW-California	DPW-Delaware

Authorized Shares	30,000,000 shares of Common Stock, no par value per share. 1,000,000 shares of Preferred Stock, no par value per share.

225,000,000 shares of Common Stock, par value $0.001 per share, consisting of 200,000,000 shares of Class A Common Stock and 25,000,000 shares of Class B Common Stock.

25,000,000 shares of Preferred Stock, par value $0.001 per share.

Classes of Common Stock	Only one class of Common Stock	Two classes of Common Stock. The Class A Common Stock is substantially identical to the Company’s Common Stock; the Class B Common Stock carries the voting power of 10 shares of Class A Common Stock.

Vote Required to Approve Merger or Sale of Company

Except in limited circumstances, California law requires the affirmative vote of a majority of the outstanding shares entitled to vote in order to approve a merger of the corporation or a sale of all or substantially all the assets of the corporation, including, in the case of a merger, the affirmative vote of each class of outstanding stock. The California Articles do not include any voting requirements with respect to the approval of a merger or sale.

Substantially similar to California. The Delaware Certificate does not include super-majority voting requirements with respect to the approval of a merger or such an asset sale.

50/90 Rule Restriction on Cash Mergers

Under California law, a merger may not be consummated for cash if the purchaser owns more than 50%, but less than 90%, of the then outstanding shares (the “50/90 Rule”), unless either (i) all the shareholders consent, which is not practical for a public company, or (ii) the California Department of Business Oversight approves the merger.

The 50/90 Rule may make it more difficult for certain acquirors to make an-all cash acquisition of the Company if the acquisition were to be opposed by the Board of DPW-California. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by such acquiror of less than 50% of the outstanding shares, however, does not allow the acquiror to gain ownership of a majority of the outstanding shares needed to approve a second step merger (for purposes of enabling the acquiror to acquire the remaining shares of the Company) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. On the other hand, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror, because it is likely to be very difficult to obtain tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition of the Company that is opposed by the Board of Directors.

Delaware law does not have a provision similar to California’s 50/90 Rule.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders

Section 1203 of the CGCL, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration be received by the shareholders of the corporation being acquired.

Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an “interested stockholder” who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless certain conditions, which are described in more detail above, are satisfied. Delaware corporation may elect not to be governed by Section 203 of the DGCL; however, DPW-Delaware has not made such an election.

Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

Bylaw Amendments

The California Bylaws may be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board of Directors, except (i) a bylaw or amendment changing the authorized number of directors (except to fix the authorized number of directors pursuant to a by-law providing for a variable number of directors); and (ii) if the California Articles set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment as required by applicable law.

Under Delaware law, the stockholders possess the right to amend, alter or repeal the bylaws. In addition, the Delaware Certificate provides the Board the power to amend, alter or repeal the bylaws. The Delaware Bylaws may be amended by the Board or by the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares that are entitled to vote on the amendment.

Shareholder Action by Written Consent

The California Bylaws provide that any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the actions so taken, is filed with the Secretary of the Company after having been signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Delaware Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and is delivered to the Company.

The California Bylaws provide that, in the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors and that shareholders may elect a director to fill a vacancy, other than a vacancy created by removal, by the written consent of a majority of all outstanding shares entitled to vote for the election of directors.

Ability of Shareholders to Call Special Meetings

As prescribed by California law, the California Bylaws provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, or holders of shares entitled to cast not less than 10% of the votes at such meeting.

Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or the bylaws.

The Delaware Bylaws provide that a special meeting of shareholders may be called by the Board or stockholders owning shares representing not less than 20% of the voting power of the stock entitled to vote at such meeting.

Exclusive Forum Selection Provision

The California Bylaws do not contain an exclusive forum selection provision that requires certain legal actions, including shareholder derivative lawsuits, to be brought in courts located in California.

The Delaware Certificate and Bylaws contain an exclusive forum selection provision that requires certain legal actions, including stockholder derivative lawsuits, to be brought in courts located in Delaware.

Shareholder Proposal Notice Provisions

The California Bylaws provide that a written notice containing the name of any person to be nominated by any shareholder for election as a director of the Company or containing any shareholder proposal to be presented at an upcoming shareholders meeting must generally be received by the Secretary of the Company not less than 70 days prior to the first anniversary of the date the Company’s proxy statement for the prior year’s annual meeting was first released to shareholders.

The Delaware Bylaws contain notice provisions that are similar to those contained in the California Bylaws that require advance notice in order for a stockholder submitted director nomination or business proposal (other than proposals included in DPW-Delaware’s notice of meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to be properly brought before a stockholder meeting. These notice provisions are similar to the provisions in the California Bylaws except that, to be timely, the notice must be generally delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the meeting.

Change in Number of Directors

Under California law, a change in the number of directors must generally be approved by the shareholders, but the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or the bylaws, if the range has been approved by the shareholders.

The California Bylaws provide that the number of directors of the Company shall not be less than five nor more than nine, with the exact number of directors to be fixed, within the limit specified, by approval of the board or the shareholders in the manner provided in the by-laws and Section 204(a) of the California Corporations Code.

Under the DGCL, the number of directors will be fixed by or in the manner provided in the bylaws, unless the Delaware Certificate fixes the number of directors.

The Delaware Certificate does not fix the number of directors, but provides that the Board may by resolution fix the number of directors, subject to any minimum and maximum number of directors set forth in the Bylaws.

Classified Board	The California Bylaws do not provide for a classified board. Instead, directors are elected annually.	The Delaware Certificate does not provide for a classified board. As a result, DPW-Delaware’s directors will be elected annually.

Filling Vacancies on the Board

The California Bylaws provide that vacancies on the Board not caused by removal may be filled by a majority of the directors then in office, regardless of whether they constitute a quorum, or by a sole remaining director. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election other than to fill a vacancy created by removal, if by written consent, shall require the consent of the holders of a majority of the outstanding shares entitled to vote thereon

The Delaware Bylaws provide that any vacancies on the Board shall, subject to the right of the holders of any series of Preferred Stock and unless the Board otherwise determines, be filled solely by the affirmative vote of a majority of the directors then in office.

Removal of Directors

Under California law, any or all of the directors may be removed without cause if the removal is approved by the outstanding shares; provided that no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director’s most recent election were then being elected.

Under Delaware law, directors may be removed with or without cause, provided that directors may only be removed for cause if a corporation has either a classified board or cumulative voting. Because the DPW-Delaware Certificate does not establish a classified board or authorize cumulative voting, directors may be removed with or without cause.

Cumulative Voting; Vote Required to Elect Directors; Majority Vote Standard

The California Articles and the California Bylaws do not provide for cumulative voting.

California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election. In the absence of such notification, directors are elected by a plurality of the votes cast. California law permits a corporation that is listed on a national securities exchange to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a single class.

The Delaware Certificate does not provide for cumulative voting.

Under Delaware law, cumulative voting is not permitted unless a corporation provides for cumulative voting rights in its certificate of incorporation. The default voting standard for the election of directors under Delaware law is a plurality vote; however, the certificate of incorporation or bylaws may specify a different vote required for the election of directors.

Indemnification	California law requires indemnification when the indemnitee has defended the action successfully on the merits. Expenses incurred by an officer or director in defending an action may be paid in advance, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. California law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.
The DGCL generally requires a corporation to indemnify a current or former director or officer against expenses incurred in defending a proceeding related to such person’s service to the corporation to the extent such person has been successful on the merits or otherwise in such proceeding. In addition, Delaware law generally provides that a corporation may indemnify, among others, its present and former directors and officers against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement of actions, if certain requirements are met including that the individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation; except that no indemnification may be paid for judgments and settlements in actions by or in the right of the corporation.

	California law permits a corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.		A Delaware corporation generally may not indemnify a person against expenses to the extent the person is adjudged liable to the corporation.

The California Articles and Bylaws authorize indemnification to the fullest extent permissible under California law.	The Delaware Bylaws generally provide that DPW-Delaware will indemnify, to the fullest extent authorized by the DGCL, among others, any person who was or is a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company against all expense, liability and loss (including attorneys’ fees) incurred by such person in connection, therewith, subject to certain exceptions.

Elimination of Director Personal Liability for Monetary Damages	California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:		The DGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

	•	Intentional misconduct or knowing and culpable violation of law;	•	Breaches of the director’s duty of loyalty to the corporation or its shareholders;
	•	Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;	•	Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
	•	Receipt of an improper personal benefit;	•	The payment of unlawful dividends or unlawful stock repurchases or redemption under Section 174 of the DGCL; or
	•	Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;	•	Transactions in which the director derived an improper personal benefit.
•	Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;	Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the Company or the directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

	•	Transactions between the corporation and a director who has a material financial interest in such transaction; or
	•	Liability for improper distributions, loans or guarantees.	The Delaware Certificate eliminates the liability of directors for monetary damages to the fullest extent permissible under the DGCL.

The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

Dividends and Repurchases of Shares	Under California law, a corporation may not make any distribution to its shareholders or repurchase its shares unless either:	The DGCL is more flexible than California law with respect to payment of dividends and the implementation of share repurchase programs. The DGCL generally provides that a corporation may redeem or repurchase its shares out of its surplus. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over a corporation’s statutory capital, which the Board may generally increase or decrease by resolution, subject to a statutory requirement that at a minimum a corporation’s capital must equal the aggregate par value of its issued shares.

•	The amount of retained earnings of the corporation immediately prior to the distribution or payment of the price of the shares being repurchased equals or exceeds the sum of (i) the amount of the proposed distribution, plus (ii)the preferential dividends arrears amount, if any; or
•	Immediately after the distribution or share repurchase, the value of the corporation’s assets would equal or exceed the sum of its total liabilities, plus the preferential rights amount, if any.

For purposes of determining whether a California corporation meets either of these tests, the determination may be based on any of the following:

•	The corporation’s financial statements;
•	A fair valuation; or
•	Any other method that is reasonable under the circumstances.

These tests are applied to California corporations on a consolidated basis.

Dissolution	Under California law, holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.
Under the DGCL, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote on the matter. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. The DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution, but the Delaware Certificate contains no such supermajority voting requirement.

Forum Selection	Not addressed.

Delaware courts have upheld the right of Delaware corporations to include forum selection provisions in their bylaws. Such provisions normally provide that shareholders bringing derivative claims or claims alleging breaches of fiduciary duties arising from the DGCL or otherwise implicating the internal affairs of the corporation be brought exclusively in Delaware state or federal courts.

Under the Delaware Certificate, unless we consent in writing to the selection of an alternative forum, the Delaware Court of Chancery will be the sole and exclusive forum for any derivative action or proceeding brought on behalf of the corporation, any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the corporation to the corporation or the corporation’s stockholders, any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery, any action asserting a claim arising pursuant to any provision of our Delaware Certificate or Delaware Bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Interest of the Company’s Directors and Executive Officers in the Reincorporation

The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Corporation with more clarity and certainty in the reduction of their potential personal liability in their fiduciary roles for the Corporation, and to strengthen the ability of directors to resist takeover bids on behalf of shareholders. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our Common Stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

This discussion is directed solely to holders that hold our Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our Common Stock who are, for U.S. federal income tax purposes:

•	Individuals who are citizens or residents of the United States;

•	Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	Estates the income of which is subject to U.S. federal income taxation regardless of its source;

•

Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, the Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of DPW-California Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the DPW-Delaware Common Stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the DPW-California Common Stock converted therefor and (c) the holding period of the DPW-Delaware Common Stock held by each holder following the consummation of the Reincorporation will include the period during which such holder held the DPW-California Common Stock converted therefor.

Required Vote and Board Recommendation

Approval of the proposed change in corporate domicile from California to Delaware requires the receipt of the affirmative vote of the holders of a majority of the Company’s issued and outstanding shares of Common Stock as of the Record Date.

Shareholders are urged to read this proposal carefully, including all of the related Exhibits attached to this Proxy Statement, before voting on Shareholder approval of the Reincorporation. The discussion above is qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Appendix C, the Delaware Certificate in substantially the form attached hereto as Appendix D, and the Delaware Bylaws in substantially the form attached hereto as Appendix E.

The Board unanimously recommends a vote “FOR” the approval of the proposed change in corporate domicile from California to Delaware

PROPOSAL NO. 4

APPROVAL OF THE CONVERSION OF UP TO 500,000 SHARES OF SERIES B PREFERRED STOCK INTO SHARES OF COMMON STOCK AND THE EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN

Terms of the Transaction

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with Philou Ventures, LLC (“Philou”). Philou is the Company’s largest shareholder and Kristine Ault, a director of the Company, controls and is a Manager of Philou. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou will invest up to $5,000,000 in the Company through the purchase of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) over the Term, as specified herein. In addition, for each share of Series B Preferred Stock purchased by Philou, Philou will receive warrants (the “Series B Warrants”) to purchase shares of Common Stock in a number equal to the stated value of each share of Series B Preferred Stock of $10.00 purchased divided by $0.70 at an exercise price equal to $0.70 per share of Common Stock (the “Series B Conversion Price”). In connection with the Preferred Stock Purchase Agreement, the Company entered into a registration rights agreement with Philou.

For each share of Series B Preferred Stock purchased by Philou, Philou will receive a Series B Warrant to purchase shares of Common Stock in a number equal to the stated value of all shares of Series B Preferred Stock sold divided by $0.70 for an exercise price equal to $0.70 per share (the “Series B Warrant Exercise Price”). The exercise period will begin on the six month after, and end on the fifth year and six month anniversary of, the date of issuance. The exercise price of the Series B Warrant is subject to adjustment for stock splits, stock dividends, combinations or similar events. The Series B Warrant may be exercised for cash or, upon the failure to maintain an effective registration statement, on a cashless basis.

Pursuant to the Preferred Stock Purchase Agreement, the Company agreed to recommend that its shareholders approve the Reincorporation at its next annual meeting. In addition, the Company agreed to use its best efforts to obtain its shareholders’ approval, pursuant to NYSE American Rule 713, for the actions contemplated by the Preferred Stock Purchase Agreement as soon as possible.

Each share of Series B Preferred Stock shall be purchased at $10.00 up to a maximum issuance of 500,000 shares of Series B Preferred Stock. Philou guaranteed that it would purchase, no later than May 31, 2017, the greater of: (i) 100,000 shares of Series B Preferred Stock or (ii) a sufficient number of shares of Series B Preferred Stock to ensure that the Company has sufficient stockholders’ equity to meet the minimum continued listing standards of the NYSE American. Philou has purchased 100,000 shares of Series B Preferred Stock. In addition, for as long as any shares of Series B Preferred Stock remain outstanding during the Term, Philou agreed to purchase additional shares of Series B Preferred Stock in a sufficient amount in order for the Company to meet the NYSE American’s minimum stockholders’ equity continued listing requirement subject to the maximum number of 500,000 shares of Series B Preferred Stock (collectively, “Guaranteed Purchases”). In addition, at any time during the Term, Philou may, in its sole and absolute discretion, purchase additional shares of Series B Preferred Stock, up to the 500,000 share maximum (“Voluntary Purchases”). All consideration for Voluntary Purchases shall be delivered through a series of varying payments (“Payments”) by Philou, at its sole and absolute discretion, during the period commencing on the closing date and ending 36 months therefrom (the “Term”). The Company shall have the right to request, with 90-day written notice to Philou, that Guaranteed Purchases be accelerated to meet deadlines for maintaining the minimum stockholders’ equity required by the NYSE American. The Series B Preferred Stock shall not be callable by the Company for 25 years from the closing date.

Pursuant to the Preferred Stock Purchase Agreement, at any time while no fewer than one hundred thousand (100,000) Series B Preferred Stock are issued and outstanding and held by Philou, Philou shall have the right to participate in the Company’s future financings under substantially the same terms and conditions as other investors in those respective financings in order to maintain its then percentage ownership interest in the Company. Philou’s right to participate in such financings shall accrue and accumulate provided that it still owns at least 100,000 shares of Series B Preferred Stock.

In order to comply with NYSE American Rule 713, Philou may not (i) vote the shares of Series B Preferred Stock; (ii) convert such shares of Series B Preferred Stock into shares of Common Stock or (iii) exercise its rights under the Series B Warrant until the requirement of NYSE American Rule 713 has been met at a meeting, or by the requisite written consent, of the holders of the outstanding shares of Common Stock.

Description of the Series B Preferred Stock

Each share of Series B Preferred Stock has a stated value of $10.00 per share and may be convertible at the holder’s option into shares of Common Stock of the Company at a conversion rate of $0.70 per share, subject to customary adjustment, upon the earlier to occur of: (i) 60 months from the closing date, or (ii) upon the filing by the Company of one or more periodic reports that, singly or collectively, evidence(s) that the Company’s gross revenues have reached no less than $10,000,000 in the aggregate, on a consolidated reporting basis, over four consecutive quarters in accordance with U.S. generally accepted accounting principles.

The Series B Conversion Price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock.

Each share of Series B Preferred Stock shall have the right to receive dividends equal to one ten millionth (0.0000001) of the Company’s EBITDAS calculated for a particular calendar year. Assuming the purchase of the entire $5,000,000 of shares of Series B Preferred Stock, the holders thereof will be entitled to receive dividends equal to five percent (5%) in the aggregate of EBITDAS. Payment of dividends shall be calculated for a calendar year, payable on a quarterly basis, with payments to occur no later than 90 days in arrears from each reporting period subject to a year-end reconciliation. EBITDAS shall mean earnings before interest, taxes, depreciation, amortization, and stock-based compensation.

Philou shall have the right to designate a number of directors to the Company’s Board of Directors equal to a percentage determined by the number of shares of Series B Preferred Stock (determined on an “as converted” basis) divided by the sum of the number of shares of Common Stock outstanding plus the number of shares of Series B Preferred Stock outstanding as determined on an as converted basis. Philou’s percentage to designate a number of directors shall be determined each time Philou makes a purchase of shares of Series B Preferred Stock and cannot be decreased unless Philou converts or sells all or part of its shares of Series B Preferred Stock, in which case the number of directors that Philou may designate will be re-calculated. The right to designate a director shall be a contractual right granted to Philou and not to any potential subsequent owner of shares of Series B Preferred Stock.

In the case for the election of directors, the Series B Preferred Stock shall be voted on an “as converted” basis together with the Common Stock. In all other cases, the Series B Preferred Stock shall be voted in accordance with California law.

Each share of Series B Preferred Stock shall have dividend and liquidation rights in priority to any shares of Common Stock, the Company’s Series A Preferred Stock (of which none are outstanding) and other subordinated securities.

At such time as (i) all shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock (the “Series B Conversion Shares”) shall have been registered for resale pursuant to an effective Registration Statement covering such Series B Conversion Shares, (ii) but no earlier than the twenty-fifth (25th) anniversary of the effective date, the shares of Series B Preferred Stock shall be subject to redemption in cash at the option of the Company in an amount per share equal to 120% of the greater of (a) the stated value plus all accrued and unpaid dividends, if any and (b) the fair market value of such shares of Series B Preferred Stock.

Why the Company Needs Shareholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial Conversion Price of the Series B Preferred Stock and the initial Exercise Price of the Warrants were higher than the market price of our Common Stock on the execution date of the Preferred Stock Purchase Agreement but may be lower than the market price upon conversion.

Accordingly, Philou is prohibited from converting the Series B Preferred Stock and/or exercising the Series B Warrants and receiving shares of the Company’s Common Stock unless shareholder approval is obtained for the Preferred Stock Purchase Agreement.

Effect of Proposal on Current Shareholders

If this Proposal No. 4 is adopted, based on the Series B Conversion Price and Series B Warrant Exercise Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to a maximum of 2,857,142 shares of Common Stock would be issuable upon conversion of Series B Preferred Stock and exercise of the Series B Warrants. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent approximately 17.1% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series B Preferred Stock and exercise of the Series B Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since Philou may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the Certificate of Determination for the Series B Preferred Stock and the Preferred Stock Purchase Agreement, the Form of Warrants, and Form of Registration Rights Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The issuance of the Series B Preferred Stock requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the Approval of the conversion of up to 500,000 shares of Series B Preferred Stock into shares of Common Stock and the exercise of warrants to purchase shares of Common Stock in order to comply with Rule 713 of the NYSE American.

PROPOSAL NO. 5

APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF 378,776 SHARES OF THE COMPANY’S SERIES D PREFERRED STOCK AND UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 1,000,000 SHARES OF COMMON STOCK, IN ACCORDANCE WITH THE SHARE EXCHANGE AGREEMENT, DATED APRIL 28, 2017, IN ORDER COMPLY WITH RULE 712 OF THE NYSE AMERICAN AND CALIFORNIA LAW

Terms of the Transaction

On April 28, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Microphase Corporation, a Delaware corporation (“MPC”); Microphase Holding Company LLC, a limited liability company organized under the laws of Connecticut (“MHC”), the Ergul Family Limited Partnership, a partnership organized under the laws of Connecticut (“EFLP”) RCKJ Trust, a trust organized under the laws of New Jersey (“RCKJ” and with MHC and EFLP, the “Significant Stockholders”) and those additional persons who have executed the Share Exchange Agreement under the heading “Minority Stockholders” (collectively, the “Minority Stockholders” and with the Significant Stockholders, the “Stockholders”). Upon the terms and subject to the conditions set forth in the Share Exchange Agreement, the Company acquires 1,603,434 shares (the “Subject Shares”) of the issued and outstanding Common Stock of MPC (the “MPC Common Stock”), including such shares presently underlying the issued and outstanding preferred stock of MPC (the “MPC Preferred Stock” and with the MPC Common Stock, the “MPC Shares”) from the Stockholders in exchange (the “Exchange”) for the issuance by the Company of: (i) the Stockholders’ portion of an aggregate of 2,600,000 shares of Common Stock, no par value, of the Company, comprised of 1,842,448 shares of DPW Common Stock and 378,776 shares of Series D Convertible Preferred Stock of the Company (collectively, the “Exchange Shares”), which shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) are, subject to shareholder approval, convertible into an aggregate of 757,552 shares of Common Stock as further described below and (ii) the Stockholders’ portion of warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of DPW Common Stock (the “Warrant Shares”). The Exchange Shares and the Exchange Warrants are at times collectively referred to herein as the “Exchange Securities.” Upon the closing of the Agreement (the “Closing”), the Subject Shares constituted approximately 56.4% of the issued and outstanding MPC Shares, or 50.7% on a fully diluted basis.

The Share Exchange Agreement was consummated on June 2, 2017 (the “SEA Closing Date”). On the SEA Closing Date, the Company executed and delivered to the Stockholders the Exchange Shares and Exchange Warrants to purchase an aggregate of 1,000,000 Warrant Shares. Commencing on the SEA Closing Date and for a period of three (3) years thereafter, the Exchange Warrants may be exercised at $1.10 per share or by means of a “cashless exercise,” subject to limitations and adjustments set forth in such warrants. A holder of the Exchange Warrants shall not be entitled to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise thereof.

Certificate of Determination of Series D Convertible Preferred Stock

Pursuant to the Share Exchange Agreement, the Company issued and delivered to the Stockholders 378,776 shares designated as Series D Preferred Stock, no par value per share, none of which had been previously issued. Each share of Series D Preferred Stock shall automatically be converted into two shares of Common Stock (“Conversion Ratio”), subject to adjustments. In the event the Company shall be liquidated, dissolved or wound up, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series D Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to its Stated Value of $0.01 per share. The holders of Series D Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Upon the shareholders of Common Stock approving the issuance of the Series D Preferred Stock and for purposes of compliance with Rule 712 of the NYSE American, then each share of Series D Preferred Stock shall automatically be converted into two shares of Common Stock, for an aggregate of 757,552 shares of Common Stock.

Why the Company Needs Shareholder Approval

Rule 712 of the NYSE American requires shareholder approval of a transaction in which shares are to be issued as sole or partial consideration for an acquisition of the stock or assets of another company under certain circumstances. The Company has been advised by the NYSE American that, in its view, the issuance of the shares of Series D Preferred Stock will require shareholder approval, where the Company needs the affirmative vote of the majority shares of Common Stock present in person or by proxy at the Meeting. In addition, because the Series D Preferred Stock were issued in connection with a “share exchange” to acquire a controlling interest in Microphase, and the number of shares of Common Stock, or securities convertible into Common Stock, will exceed a threshold level, the Company will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock to approve the conversion pursuant to Section 1201(b) of CGCL.

Effect of Proposal on Current Shareholders

If this Proposal No. 5 is adopted, based on the conversion of Series D Preferred Stock and the exercise of the Exchange Warrants (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to a maximum of 1,757,552 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent 11.3% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series D Preferred Stock and the exercise of the Exchange Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Stockholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the Certificate of Determination for the Series D Preferred Stock and the Share Exchange Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the SEC on May 3, 2017 and June 8, 2017, and the transaction documents filed as exhibits to such reports. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The approval of the issuance of shares of Common Stock upon the conversion of the Series D Preferred Stock and warrants in order to comply with Rule 712 of the NYSE American and Section 1201(b) of CGCL requires the receipt of the affirmative vote of a majority of the issued and outstanding shares of Common Stock.

The Board unanimously recommends a vote “FOR” approval of the issuance of Common Stock upon the conversion of 378,776 shares of the Company’s Series D Preferred Stock and upon the exercise of warrants to purchase up to 1,000,000 shares of Common Stock, in accordance with the Share Exchange Agreement, dated April 28, 2017, in order comply with Rule 712 of the NYSE American and Section 1201(b) of the CGCL.

PROPOSAL NO. 6

APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF 10,000 SHARES OF THE COMPANY’S SERIES E PREFERRED STOCK, IN ACCORDANCE WITH THE SHARE EXCHANGE AGREEMENT, DATED APRIL 28, 2017 IN ORDER TO COMPLY WITH NYSE AMERICAN RULE 712

Terms of the Transaction

In connection with the Share Exchange Agreement and the issuance to the stockholders of the Series D Preferred Stock discussed under Proposal 5, the Company agreed to cause MPC to issue and deliver a promissory note in the principal face amount of $450,000 (the “Creditor Note”) as well as 10,000 shares designated as Series E Convertible Preferred Stock, no par value per share (the “Series E Preferred Stock”) to an unsecured creditor of MPC (the “Creditor”). The Company has delivered the Creditor Note and a certificate evidencing the Series E Preferred Stock to the Creditor.

Each share of Series E Preferred Stock has a stated value equal to forty-five dollars ($45.00) per share and is deemed Series E Parity Stock. In the event the Company shall be liquidated, dissolved or wound up, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series E Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to $0.01 per share. The holders of Series E Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Upon the shareholders of Common Stock approving the issuance of the Series E Preferred Stock and for purposes of compliance with Rule 712 of the NYSE American, then each share of Series E Preferred Stock may be converted into sixty (60) shares of Common Stock, for an aggregate of 600,000 such shares.

Why the Company Needs Shareholder Approval

Rule 712 of the NYSE American requires shareholder approval of a transaction in which shares are to be issued as sole or partial consideration for an acquisition of the stock or assets of another company under certain circumstances. The Company has been advised by the NYSE American that, in its view, the issuance of the shares of Series E Preferred Stock will require shareholder approval.

Effect of Proposal on Current Shareholders

If this Proposal No. 6 is adopted, based on the conversion of Series E Preferred Stock (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to 600,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent _______% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series E Preferred Stock could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Creditor may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the Certificate of Determination for the Series E Preferred Stock are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The issuance of the Series E Preferred Stock requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of 10,000 shares of the Company’s Series E Preferred Stock, in accordance with the Share Exchange Agreement, dated April 28, 2017 in order to comply with Rule 712 of the NYSE American.

PROPOSAL NO. 7

APPROVAL OF THE CONVERSION OF A $400,000 CONVERTIBLE NOTE CONVERTIBLE INTO 727,273 SHARES OF COMMON STOCK AND RELATED WARRANTS TO PURCHASE 666,667 SHARES OF COMMON STOCK IN ACCORDANCE WITH THE CONVERTIBLE NOTE PURCHASE AGREEMENT DATED AUGUST 3, 2017 IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN.

Terms of the Transaction

On August 3, 2017, we entered into a Securities Purchase Agreement to sell a 12% Convertible (“12% Convertible Note”) and a Warrant to purchase 666,666 shares of Common Stock to an accredited investor. As described further below, the principal of the 12% Convertible Note may be converted into shares of Common Stock at $0.55 per share and under the terms of the Warrant, up to 666,666 shares of Common Stock may be purchased at an exercise price of $0.70 per share.

Description of the 12% Convertible Note

The 12% Convertible Note is in the principal amount of $400,000 and was sold for $360,000, bears interest at 12% simple interest on the principal amount, and is due on August 13, 2018. Interest only payments are due on a quarterly basis and the principal is due on August 3, 2018. The principal may be converted into our shares of Common Stock at $0.55 per share. Subject to certain beneficial ownership limitations, the investor may convert the principal amount of the 12% Convertible Note at any time into Common Stock. The conversion price of the 12% Convertible Note is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

Description of the Warrant

The Warrant entitles the holder to purchase, in the aggregate, up to 666,666 shares of Common Stock at an exercise price of $0.70 per share for a period of five years subject to certain beneficial ownership limitations. The Warrant is exercisable six months after the issuance date. The exercise price of the $0.70 Warrant is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The $0.70 Warrant may be exercised for cash or on a cashless basis.

Why the Company Needs Shareholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial conversion price of 12% Convertible Note was lower and the initial exercise price of the Warrants was greater than the market price of our Common Stock on the execution date of the Securities Purchase Agreement.

Accordingly, investor is prohibited from converting the 12% Convertible Note and exercising the Warrants and receiving shares of our Common Stock unless shareholder approval is obtained for the Securities Purchase Agreement.

Effect of Proposal on Current Shareholders

If this Proposal No. 7 is adopted, based on the conversion of 12% Convertible Note and exercise of Warrants, up to 1,393,940 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent _____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of 12% Convertible Note and exercise of Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the investor may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the 12% Convertible Note and Warrants are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on August 9, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of 12% Convertible Note and exercise of Warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of Common Stock upon of the conversion of a $400,000 12% Convertible Note convertible into 727,273 shares of Common Stock and Warrants to purchase 666,667 shares of Common Stock in accordance with the Securities Purchase Agreement dated August 3, 2017 in order to comply with Rule 713 of the NYSE American.

PROPOSAL NO. 8

APPROVAL OF THE CONVERSION OF $880,000 OF CONVERTIBLE NOTES INTO AN AGGREGATE OF 1,466,667 SHARES OF COMMON STOCK AT $0.60 PER SHARE AND RELATED EXERCISE OF WARRANTS TO PURCHASE 1,466,667 SHARES OF COMMON STOCK AT $0.66 PER SHARE IN ACCORDANCE WITH THE CONVERTIBLE NOTE PURCHASE AGREEMENT DATED AUGUST 10, 2017, IN ORDER TO COMPLY WITH RULE 713 OF THE NYSE AMERICAN;

Terms of the Transaction

On August 10, 2017, we entered into Securities Purchase Agreements with five institutional investors to sell for an aggregate purchase price of $800,000, 10% Senior Convertible Promissory Notes (“10% Convertible Notes”) with an aggregate principal face amount of $880,000 and Warrants to purchase an aggregate of 1,466,667 shares of Common Stock. The principal of the 10% Convertible Notes and interest earned thereon may be converted into shares of Common Stock at $0.60 per share and under the terms of the Warrant, up to 1,466,667 shares of Common Stock may be purchased at an exercise price of $0.66 per share.

Description of the 10% Senior Convertible Promissory Notes

The 10% Convertible Notes are in the aggregate principal amount of $880,000 and were sold for $800,000 and bear simple interest at 10% on the principal amount, and principal and interest are due on February 10, 2018. Subject to certain beneficial ownership limitations, each investor may convert their respective principal amount of the 10% Convertible Note and accrued interest earned thereon at any time into shares of Common Stock at $0.60 per share. The conversion price of the 10% Convertible Notes is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

The 10% Convertible Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the 10% Convertible Note, failure to comply with certain covenants contained in the 10% Convertible Note, or bankruptcy or insolvency of the Company. In the event of default, the Company may be required to pay the investors the principal amount due plus accrued interest earned thereon times 125%, plus any other expenses.

Upon notice and other conditions, we may at any time prior to conversion prepay the outstanding principal balance of the 10% Convertible Notes and accrued interest earn thereon by paying the following multiples of the outstanding principal balance and accrued interest earn thereon depending on the prepayment date (i) within 30 days - 105%; (ii) 31 to 60 days - 110%; 61 to 120 days - 115%; and 120 days to maturity - 120%. In addition, the investors may, at their option, require us to repay all or a portion of the 10% Convertible Notes and interest earned thereon in the event we issue, or in a series within 6 months issues, debt or equity in the aggregate amount of $2 million or more.

In addition, while any principal amount, interest or fees or expenses due under the 10% Convertible Notes remain outstanding and unpaid, we shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any other investor that has the effect of establishing rights or otherwise benefiting such other investor in a manner more favorable in any material respect to such other investor than the rights and benefits established in favor of the investor unless, in any such case, the investor has been provided with the same rights and benefits. Further, until the earlier of the 10% Convertible Notes repayment or conversion, we shall not enter into a variable rate transaction.

Description of Warrants

The Warrants entitles the holders to purchase, in the aggregate, up to 1,466,667 shares of Common Stock at an exercise price of $0.66 per share for a period of five years subject to certain beneficial ownership limitations. The Warrant is exercisable six months after the issuance date. The exercise price of $0.66 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Warrant may be exercised for cash or on a cashless basis.

Why the Company Needs Shareholder Approval

Rule 713 of the NYSE American requires shareholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The initial conversion price of 10% Convertible Note was lower and the initial exercise price of the Warrants was greater than the market price of our Common Stock on the execution date of the Securities Purchase Agreement.

Accordingly, the investors are prohibited from converting the 10% Convertible Notes and exercising the Warrants and receiving shares of our Common Stock unless shareholder approval is obtained for the issuance under the Securities Purchase Agreement.

Effect of Proposal on Current Shareholders

If this Proposal No. 8 is adopted, based on the conversion of 10% Convertible Note and exercise of Warrants, up to 2,933,334 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent _____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of 10% Convertible Note and exercise of Warrants could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the investor may ultimately convert and sell the full amount issuable on conversion and exercise. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the 10% Convertible Notes and Warrants are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

The conversion of 10% Convertible Note and exercise of Warrants requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval issuance of Common Stock upon of the conversion of the 10% Convertible Note convertible into 1,466,667 shares of Common Stock and Warrants to purchase 1,466,667 shares of Common Stock in accordance with the Securities Purchase Agreement dated August 10, 2017 in order to comply with Rule 713 of the NYSE American.

PROPOSAL NO. 9

APPROVAL OF ISSUANCE OF WARRANTS TO PURCHASE 317,460 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $0.01 PER SHARE AND OPTIONS TO PURCHASE 1,000,000 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $0.65 PER SHARE, AND ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS AND OPTIONS, IN ACCORDANCE WITH THE EXECUTIVE EMPLOYMENT AGREEMENT, DATED NOVEMBER 30, 2016, AS SUBSEQUENTLY AMENDED ON FEBRUARY 22, 2017 IN ORDER TO COMPLY WITH NYSE AMERICAN RULE 711

Terms of the Transaction

On November 30, 2016, as amended on February 22, 2017, the Company entered into an employment agreement with Amos Kohn to serve as President and Chief Executive Officer with an effective date of September 22, 2016. For his services, Mr. Kohn will be paid a salary of $300,000 per annum increasing to $350,000 per annum provided that the Company achieves revenues in the aggregate amount of at least $10,000,000 as determined in accordance with U.S. GAAP for the trailing four calendar quarters.

In addition, Mr. Kohn shall be eligible for an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee after conferring with Mr. Kohn. The target amount of Mr. Kohn’s annual performance bonus shall be 25% to 50% of his then annual base salary but may be greater upon mutual agreement between Mr. Kohn and the compensation committee.

Further, Mr. Kohn is entitled to receive equity participation as follows: (i) ten-year warrants to purchase 317,460 shares of the Company's Common Stock (the “Warrant Grant”) at an exercise price of $0.01 per share subject to vesting quarterly over two years effective January 1, 2017; and (ii) ten-year options to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The option to purchase 1,000,000 shares of Common Stock is subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of Common Stock shall vest ratably over twelve months beginning with the first month after the effective date. As part of the grant of the options to purchase 1,000,000 shares, Mr. Kohn forfeited options to purchase 535,000 shares of Common Stock previously granted to him under the Company’s Incentive Share Option Plans.

In the event that Mr. Kohn is terminated by the Company without cause, or if Mr. Kohn resigns for good reason, Mr. Kohn shall be entitled to (i) all annual salary earned prior to the termination date, any earned but unpaid portion of Mr. Kohn’s annual performance bonus for the year preceding in which such termination occurred and any earned but unpaid paid time off; (ii) an amount equal to 100% of Mr. Kohn’s then in effect annual base salary plus an additional 1/12th of Mr. Kohn’s annual base salary for each year of employment with the Company prior to such termination; (iii) an amount equal to the average of Mr. Kohn’s two prior years’ annual bonuses (with such average not to exceed 50% of the Mr. Kohn’s annual base salary in effect at the time of termination) prorated for the portion of the year that executive was employed; (iv) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and held by Mr. Kohn through the termination date and the Company’s right to repurchase Mr. Kohn’s restricted stock shall cease; and (v) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at Company expense for a period of not less than 18 months.

If Mr. Kohn is terminated without cause, or resigns for good reason within 12 months of a change of control, Mr. Kohn shall be entitled to receive: (i) payment in a lump sum of Mr. Kohn annual base salary for 24 months and any accrued, unused paid time-off; (ii) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and the Company’s right to repurchase Mr. Kohn restricted stock shall cease; and (iii) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at the Company’s expense for a period of not less than 18 months.

Why the Company Needs Shareholder Approval

Rule 711 of the NYSE American requires shareholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Shareholders

If this Proposal No. 9 is adopted, based on the issuance of shares pursuant to the Executive Employment Agreement (and provided the Company has sufficient authorized shares of Common Stock to allow for such exercise), a maximum of 1,317,460 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent _______% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued pursuant to the Executive Employment Agreement could cause the market price of our Common Stock to decline.

Further Information.

The terms of the Executive Employment Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2016, and on ___, 2017 and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

Approval of the Executive Employment Agreement requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of warrants to purchase 317,460 shares of Common Stock at an exercise price of $0.01 per share and options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.65 per share, and shares of Common Stock issuable upon exercise of such warrants, in accordance with the Executive Employment Agreement, dated November 30, 2016, as subsequently amended on February 22, 2017 in order to comply with Rule 711 of the NYSE American.

PROPOSAL NO. 10

APPROVAL OF THE 2017 STOCK INCENTIVE PLAN

Overview

On September 18, 2017, the Board adopted, upon the recommendation of the Compensation Committee, the 2017 Stock Incentive Plan (the “2017 Plan”), subject to and effective upon shareholder approval at the Annual Meeting. We are asking our shareholders to approve the 2017 Plan in order to permit the Company to use the 2017 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2017 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2017 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's shareholders.

The potential dilution resulting from issuing all of the proposed 2,000,000 shares under the 2017 Plan would be ___% on a fully-diluted basis.

If approved, the 2017 Plan will constitute the first such plan ever adopted by the Company. Assuming shareholders approve the 2017 Plan, the 2017 Plan will be effective as the date of the Annual Meeting.

We are seeking shareholder approval of the 2017 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards shareholder approval of the 2017 Plan as desirable and consistent with good corporate governance practices.

Summary of the 2017 Plan

The following is a description of the principal terms of the 2017 Plan. The summary is qualified in its entirety by the full text of the 2017 Plan, which is attached as Appendix F to this Proxy Statement.

General. The 2017 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2017 Plan. The maximum number of shares of our Common Stock that may be issued under the 2017 Plan is 2,000,000 shares, which amount will be increased to the extent that compensated granted under the 2017 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2017 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2017 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2017 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2017 Plan.

Limits per Participant. With respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the 2017 Plan provides that, subject to adjustment as provided in the 2017 Plan, no participant may, in any 12-month period (i) be granted options or SARs with respect to more than 750,000 shares of our Common Stock, (ii) earn more than 500,000 shares of our Common Stock under restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards, or (iii) earn more than $5,000,000 under an award; provided, however, that each of these limitations shall be multiplied by two (2) with respect to awards granted to a participant during the first calendar year in which the participant commences employment with us or any of our subsidiaries.

Notwithstanding any other provision of the 2017 Plan to the contrary, no non-employee director may be granted awards during any calendar year in excess of $350,000 in total value, either in cash, shares of stock or a combination of cash and stock, provided, however, that in extraordinary circumstances, that limit can be increased to $500,000.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2017 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2017 Plan authorizes.

Purpose. The purpose of the 2017 Plan is to promote the interests of the Company and its shareholders by providing executive ofﬁcers, employees, non-employee directors, and key advisors of the Company and its deﬁned subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulﬁlling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2017 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2017 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2017 Plan and to otherwise administer the 2017 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2017 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2017 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2017 Plan provides that members of the Compensation Committee shall be indemniﬁed and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2017 Plan.

Term. If approved, the 2017 Plan is effective ______, 2017 and awards may be granted through ______, 2027. No awards may be granted under the 2017 Plan subsequent to that date. The Board may suspend or terminate the 2017 Plan without shareholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2017 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2017 Plan and outstanding awards. Our Board generally may amend or terminate the 2017 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment which:

●	Increases the number of shares of Common Stock subject to the 2017 Plan;
●	Decreases the price at which grants may be granted;
●	Reprices existing options;
●	Materially increases the benefits to participants; or
●	Changes the class of persons eligible to receive grants under the 2017 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s shareholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2017 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2017 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2017 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2017 Plan, and the limits on the number of awards that any person may receive.

Change of Control. Agreements evidencing awards under the 2017 Plan may provide that upon a Change of Control (as defined in the 2017 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2017 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2017 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our shareholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2017 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2017 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2017 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2017 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2017 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. A SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but in no event shall be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a speciﬁed period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2017 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2017 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one ﬁscal year, and if the award is granted to a 162(m) Ofﬁcer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a shareholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2017 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2017 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2017 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one ﬁscal year, and if the award is granted to a 162(m) Ofﬁcer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

●

the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

●	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
●	the attainment of certain target levels of, or a specified increase in, operational cash flow;
●

the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;

●	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
●	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
●	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders’ equity;
●	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
●	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;
●	the growth in the value of an investment in the Company’s Common Stock;
●

the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;

●

gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);

●	total shareholder return;
●	return on assets or net assets;
●	return on sales;
●	operating profit or net operating profit;
●	operating margin;
●	gross or net profit margin;
●	cost reductions or savings;
●	productivity;
●	operating efficiency;
●	working capital;
●	market share;
●	customer satisfaction; and
●	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2017 Plan, the shareholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2017 Plan

Because future awards under the 2017 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2017 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2017 Plan.

Stock Options. Neither incentive stock option grants nor non-qualiﬁed stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualiﬁed stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualiﬁed stock option.

Compensation realized by participants on the exercise of non-qualiﬁed stock options or the disposition of shares acquired upon exercise of any incentive stock options should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2017 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax beneﬁt. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualiﬁed deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2017 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufﬁcient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2017 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisﬁed, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2017 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2017 Stock Incentive Plan

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers other than that Mr. and Mrs. Ault are married. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Amos Kohn*	57	President and CEO
Milton C. Ault, III	47	Executive Chairman of the Board
Uri Friedlander*	54	Vice President of Finance, Chief Accounting Officer

*            On July 6, 2017, Mr. Friedlander terminated his relationship with the Company. On July 13, 2017, Mr. Kohn became our Chief Financial Officer.

Biographical information about Mr. Amos is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Uri Friedlander. Mr. Friedlander, age 54, has served as Vice President, Chief Accounting officer since October, 2015 until July 6, 2017. Since 1997, Mr. Fridlander has served as the Chief Financial Officer of Telkoor. From 1991 to 1997, Mr. Fridlander was the controller of I.T.L Ltd., a developer of electro optic military systems, and Q.P.S Ltd., a developer of power supplies, units of the Clal Electronics Ltd. Group. From 1986 until 1991 he served as an auditor for Lyboshitz & Kasirer (Arthur Andersen) public accountants. Mr. Friedlander earned a B.A. in accounting and economics from Tel-Aviv University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2016 and 2015, by our Chief Executive Officer (“Named Executive Officer”). Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer as no other officer met the definition of Named Executive Officer within the meaning of SEC rules.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)(2)	Total ($)
Amos Kohn	2016	$234,866	-	-	$366,409	-	-	$36,269	$637,564
Chief Executive Officer	2015	$215,118	-	-	$120,184	-	-	$43,677	$378,979

(1)

Represents the equity-based compensation expenses recorded in our consolidated financial statements for the year ended December 31, 2016, based upon the option’s fair value on the grant date, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation, see Note 8 to our consolidated financial statements for the year ended December 31, 2016.

(2)	The amounts in "All Other Compensation" consist of health insurance benefits, long-term and short-term disability insurance benefits, and 401K matching amounts.

Employment Agreement with Amos Kohn

On November 30, 2016, as amended on February 22, 2017, the Company entered into an employment agreement with Amos Kohn to serve as President and Chief Executive Officer with an effective date of September 22, 2016.

For his services, Mr. Kohn will be paid a salary of $300,000 per annum increasing to $350,000 per annum provided that the Company achieves revenues in the aggregate amount of at least $10,000,000 as determined in accordance with U.S. GAAP for the trailing four calendar quarters.

In addition, Mr. Kohn shall be eligible for an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee after conferring with Mr. Kohn. The target amount of Mr. Kohn’s annual performance bonus shall be 25% to 50% of his then annual base salary but may be greater upon mutual agreement between Mr. Kohn and the compensation committee.

Further, Mr. Kohn is entitled to receive equity participation as follows: (i) ten-year warrants to purchase 317,460 shares of the Company's Common Stock (the "Warrant Grant") at an exercise price of $0.01 per share subject to vesting quarterly over two years effective January 1, 2017; and (ii) ten-year options to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The option to purchase 1,000,000 shares of Common Stock is subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of Common Stock shall vest ratably over twelve months beginning with the first month after the effective date. As part of the grant of the options to purchase 1,000,000 shares, Mr. Kohn forfeited options to purchase 535,000 shares of Common Stock previously granted to him under the Company’s Incentive Share Option Plans.

In the event that Mr. Kohn is terminated by the Company without cause, or if Mr. Kohn resigns for good reason, Mr. Kohn shall be entitled to (i) all annual salary earned prior to the termination date, any earned but unpaid portion of Mr. Kohn’s annual performance bonus for the year preceding in which such termination occurred and any earned but unpaid paid time off; (ii) an amount equal to 100% of Mr. Kohn’s then in effect annual base salary plus an additional 1/12th of Mr. Kohn’s annual base salary for each year of employment with the Company prior to such termination; (iii) an amount equal to the average of Mr. Kohn’s two prior years’ annual bonuses (with such average not to exceed 50% of the Mr. Kohn’s annual base salary in effect at the time of termination) prorated for the portion of the year that executive was employed; (iv) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and held by Mr. Kohn through the termination date and the Company’s right to repurchase Mr. Kohn’s restricted stock shall cease; and (v) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at Company expense for a period of not less than 18 months.

If Mr. Kohn is terminated without cause, or resigns for good reason within 12 months of a change of control, Mr. Kohn shall be entitled to receive: (i) payment in a lump sum of Mr. Kohn annual base salary for 24 months and any accrued, unused paid time-off; (ii) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and the Company’s right to repurchase Mr. Kohn restricted stock shall cease; and (iii) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at the Company’s expense for a period of not less than 18 months.

Arrangement with Mr. Friedlander

On October 7, 2015 the Compensation Committee agree to pay Mr. Friedlander an annual payment of $58,000 (which includes compensation and business expenses and travel) and granted him 20,000 stock options under the 2012 Stock Option Plan. The options, which will have an exercise price equal to the closing price of the Company’s shares on the close of business on October 7, 2015, vest over a four year period at 25% per year and expire 10 years from the date of grant. Mr. Friedlander does not have an employment contract. As of July 6, 2017, Mr. Friedlander is no longer associated with the Company.

Advisory Vote on Executive Compensation

At the annual meeting of shareholders on December 28, 2016, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, shareholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2016 to the Named Executive Officer.

	Option Award							Stock Award
Name	Number of securities underlying un exercised options (#) exercisable		Number of securities underlying unexercised options (#) exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of units of stock that have not vested (#)	Equity income plan award: Number of unearned shares, units or other rights that have not vested (#)	Equity income plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Amos Kohn	687,500	(1)	312,500	(1)		$0.65	9/22/27
			317,460	(2)		$0.01	9/22/27

(1)

Effective September 22, 2016, Mr. Kohn was granted options to 1,000,000 shares of Common Stock at $0.65 per share. The options to purchase 1,000,000 shares of Common Stock are subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of Common Stock shall vest ratably over twelve months beginning with the first month after the effective date. In connection with the grant of options to purchase 1,000,000 shares of Common Stock, Mr. Kohn forfeited options to purchase 535,000 shares of Common Stock previously granted to him under the Company’s 2012 Plan.

(2)

Represents warrants to purchase 317,460 shares of the Company's Common Stock at an exercise price of $0.01 per share subject to vesting quarterly over two years beginning January 1, 2017 granted to Mr. Kohn in connection with his employment agreement.

Stock Option Plans

On December 28, 2016, the shareholder approve the 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”), under which options to acquire up to 4,000,000 shares of Common Stock may be granted to the Company's directors, officers, employees and consultants. The 2016 Stock Incentive Plan is in addition to the Company’s current 2012 Stock Option Plan, as amended (the “2012 Plan”), which provides for the issuance of a maximum of 1,372,630 shares of the Company’s Common Stock to be offered to the Company’s directors, officers, employees, and consultants.

The purpose of both the 2016 Stock Incentive Plan and 2012 Plan is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2016, options to purchase 2,266,000 shares of Common Stock were issued and outstanding, and 3,312,630 shares are available for future issuance, under collectively the 2012 Plan and the 2016 Stock Incentive Plan.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by Digital Power on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary. We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially based on _____________ issued and outstanding shares of Common Stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the Record Date, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

The address for each of the officers and directors is c/o Digital Power Corporation, 48430 Lakeview Blvd., Fremont, California 94538-3158.

Name of beneficial owner	Shares of Common Stock	Percent of Common Stock
Directors and Officers:
Amos Kohn	(1)%
Robert Smith	(2)	*
Moti Rosenberg	(3)	*
Kristine Ault	(4)%
Milton C. Ault, III	(5)%
William Horne	(6)	*
All directors and executive officers as a group (six persons)			%
5% or Greater Beneficial Owners:
Philou Ventures, LLC (7)			%

* Denotes less than 1%

(1)	Includes options to purchase _______ shares and warrants to purchase _______ shares of Common Stock exercisable within 60 days of the Record Date.
(2)	Represents options to purchase _______shares of Common Stock that are exercisable within 60 days of the Record Date.
(3)	Represents options to purchase _______shares of Common Stock that are exercisable within 60 days of the Record Date.
(4)	Includes shares owned by Philou Ventures of which Ms. Ault is the Manager. Also includes options to purchase _______shares of Common Stock that are exercisable within 60 days of the Record Date.
(5)	Mr. Ault is the spouse of Kristine Ault. Includes _______shares owned by Philou Ventures which may be deemed beneficially owned by Mr. Ault.
(6)	Represents options to purchase _______ shares of Common Stock that are exercisable within 60 days of the Record Date.
(7)	The address of Philou Ventures is P.O. Box 3587 Tustin, CA 92705

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2016, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)(2) (C)
Equity compensation plans approved by security holders(1)	2,256,000	$0.83	3,322,630
Equity compensation plans not approved by security holders	317,460	$0.01
Total	2,573,460		3,322,630

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following information sets forth certain related transactions between us and certain of our shareholder of directors during the fiscal year ended December 31, 2016. Prior to September 22, 2016, Telkoor was our largest shareholder and Telkoor’s Chief Executive Officer, Benzi Diamant, was our Chairman of the Board. Effective September 22, 2016, Telkoor sold all of its shares of Common Stock of the Company to Philou Ventures, and as a result, Philou Ventures is our largest shareholder. Philou Ventures’ Manager is Kristine L. Ault, one of our directors. Ms. Ault is the spouse of Milton C. Ault, III, who is our Executive Chairman of the Board.

Telkoor Telecom, Ltd.

As previously disclosed, on September 5, 2016, we entered into a securities purchase agreement with Philou Ventures, and Telkoor pursuant to which Telkoor agreed to purchase all of Telkoor’s 2,714,610 shares of the Common Stock in the Company, constituting approximately 40.06% of the then Company’s outstanding shares of Common Stock. In consideration for such shares, Philou agreed to pay Telkoor $1.5 million.

In conjunction with the securities purchase agreement, we entered into a rescission agreement with Telkoor in order to resolve all financial issues between the parties, including the repurchase by Telkoor of 1,136,666 shares of Common Stock of Telkoor beneficially owned by us for book value.

Finally, as part of the securities purchase agreement, we have agreed to pay Mr. Diamant $7,500 for a period of eighteen months from September 5, 2016, for consulting services.

Relationship with Telkoor Power Supplies Ltd.

During the years ended December 31, 2016 and 2015, we purchased approximately $0 and $594,000, respectively, of products from Telkoor Power Supplies, Ltd., a wholly-owned subsidiary of our largest then shareholder, Telkoor, of which Ben-Zion Diamant was the Chief Executive Officer and its controlling shareholder. We had no written agreement for the purchase of these products, other than purchase orders that are placed in the ordinary course of business when the products are needed. In January 2016, Telkoor sold its commercial intellectual property to Advice Electronics Ltd. As a result, of that date no further orders have been placed with Telkoor.

Purchase of IP by Digital Power Limited (“DPL”) from Telkoor Power Supplies (“TPS”)

On August 25, 2010, we and our wholly-owned subsidiary, DPL, entered into an agreement with TPS, a wholly-owned subsidiary of our largest then shareholder, Telkoor , of which Mr. Diamant is the Chief Executive Officer and controlling shareholder. Pursuant to such agreement, (1) TPS sold, assigned and conveyed to DPL all of its rights, title and interest in and to the intellectual property associated with the Compact Peripheral Component Interface 600 W AC/DC power supply series (the “Assets”) and (2) DPL granted to TPS an irrevocable license to sell the Assets in Israel on an exclusive basis. In consideration for the purchase of the Assets, DPL paid TPS $480,000. The consideration for the license provided to TPS to sell the Assets in Israel is a royalty fee of 15% of TPS’s direct production costs of sales, due on a quarterly basis. In accordance with the agreement, the consideration for the IP may be reduced over a four-year period in the event annual sales for each year between 2011 and 2014 are less than a fixed threshold of units on an annual basis based upon an offset value per unit as described in the agreement. If there is a shortfall in sale of units in one annual period and in the subsequent period we sell more than the fixed unit threshold, this difference will be offset from any reduced consideration in any annual periods between 2011 and 2014. As a result of lower than anticipated sales by our DPL subsidiary of the Compact Peripheral Component Interface 600W AC/DC power supply series (CPCI 600W) through 2013, we amended our agreement with Telkoor (effective January 1, 2014 for the duration of the original agreement or until the shortfall of CPCI 600W product sales will be offset) to include additional products in addition to the original CPCI 600W product. As of December 31, 2015, the shortfall of sales of CPCI 600W products is greater than the outstanding royalties due. In January 2016, Telkoor sold its assets, including its subsidiary TPS, to Advice Electronics Ltd. Following this asset sale, the IP agreement between the Company and Telkoor was terminated.

Acquisition of Shares of Telkoor

On June 16, 2011 we acquired 1,136,666 shares of Telkoor, a then major shareholder of the Company which was listed on the Tel Aviv Stock Exchange, for $0.88 (NIS 3) per share, which represented 8.8% of the outstanding shares of Telkoor. As a result of this transaction, an existing manufacturing agreement between Digital Power and Telkoor was updated and extended. Until September 30, 2012 the investment was accounted for as an available-for-sale investment and then reclassified the accounting of the investment at cost less accumulated impairments derived from independent appraisals or available market valuations. As of December 31, 2105 the shares represented 8.4% of the outstanding shares of Telkoor which have since de-listed from the Tel Aviv Stock Exchange.

On September 22, 2016, the Company sold such shares back to Telkoor for $90,000.

Manufacturing Agreements with Telkoor and Advice Electronics Ltd.

On December 31, 2012, we entered into a Manufacturing Rights Agreement (the “Manufacturing Agreement”) with Telkoor, pursuant to which among other things, Telkoor granted us the non-exclusive right to directly place purchase orders for certain products from third party manufacturers for the purpose of marketing, selling and distributing the products for telecom, industrial, medical and military market segments in North and South America in consideration for the payment of royalty fees by us to Telkoor. The royalty fees paid by us to Telkoor under the Manufacturing Agreement are between 5% and 25%, depending on the product. The Manufacturing Agreement has a term of five years from the date of signature. During the agreement, Telkoor agreed not to directly or indirectly participate or engage, or assist any other party in engaging or preparing to engage, our customers in North and South America in connection with the sale or distribution of any of the products under the Manufacturing Agreement.

In January 2016, Telkoor sold all its commercial IP to Advice Electronics Ltd. (“Advice”), an Israeli company. As part of the agreement with Advice, we entered into a new agreement with Advice, according to which our manufacturing rights for certain Telkoor products will be granted to us through August 2017 against royalty payments to Advice, after which we will be entitled to distribute the products under our branding until December 2020. The term of the agreement with Advice has been extended through August 1, 2018.

Avalanche International, Corp.

During the quarter ended December 31, 2016, Avalanche International, Corp. (“Avalanche”) issued to the Company two $525,000 12% Convertible Promissory Notes, with identical terms, dated October 5, 2016 and November 30, 2016. In consideration for the issuance of the Notes, the Company loaned $1,000,000 to Avalanche of which $950,000 was funded as of December 31, 2016, and the remaining $50,000 was funded on February 17, 2016. The Notes, in the aggregate principal amount of $1,050,000, include an original issue discount of $50,000. The Notes accrue simple interest at 12% per annum and are convertible into shares of Avalanche Common Stock at $0.74536 per share.

At any time after six months from the date of the Notes, the Company may convert the principal and interest into shares of Avalanche Common Stock. The conversion price of the Notes is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Notes contain standard and customary events of default including, but not limited to failure to make payments when due under the Notes and bankruptcy or insolvency of Avalanche.

On February 22, 2017, subsequent to year-end, Avalanche issued the Company a third $525,000 12% Convertible Promissory Note (the “Third Note”). During the period from February 22, 2017 to March 3, 2017, the Company funded $172,371 pursuant to this Third Note.

Avalanche is a holding company which on March 3, 2017, entered into a share exchange agreement with MTIX and the three shareholders of MTIX. Upon the terms and subject to the conditions set forth in the share exchange agreement, Avalanche will acquire MTIX from the sellers through the transfer of all issued and outstanding ordinary shares of MTIX by the sellers to Avalanche. MTIX has developed a cost effective and environment friendly material synthesis technology for textile applications utilizing the proprietary MLSE™ system which uses a combination of high voltage plasma and laser energy to imbue fabrics with desirable technical characteristics. On March 15, 2017, the Company announced that it had entered into a $50 million purchase order with MTIX to manufacture, install and service fabric treatment machines that utilize MTIX’s proprietary MLSE™ system.

Milton C. Ault, III and William Horne, two of our directors, are directors of Avalanche. In addition, based on Avalanche’s Form 10-K for the year ended November 30, 2015, Philou Ventures is the largest shareholder of Avalanche. Philou Ventures is our largest shareholder, and Kristine L. Ault, Milton C. Ault, III’s spouse, is the manager of Philou Ventures.

PROPOSALS OF SHAREHOLDERS FOR THE 2018 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2018 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 48430 Lakeview Blvd., Fremont, California 94538-3158, Attention: Secretary, no later than _________, 2017 (120 days before the anniversary of this year’s mailing date).

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Shareholder proposals intended to be presented at the 2018 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2018 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2018 Annual Meeting. Proposals should be addressed to Digital Power Corporation, Attention: Corporate Secretary, 48430 Lakeview Blvd., Fremont, California 94538-3158.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2018 Annual Meeting, the federal securities laws require Shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2018 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2018 Annual Meeting. Any such notice must be provided to Digital Power Corporation, Attention: Corporate Secretary, 48430 Lakeview Blvd., Fremont, California 94538-3158. If a shareholder fails to provide timely notice of a proposal to be presented at the 2018 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Amos Kohn

Amos Kohn

Chief Executive Officer and President

___________, 2017

Appendix A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2016

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ___________ to __________

Commission File Number 1-12711

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	94-1721931
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, California 94538-3158

(Address of principal executive offices, including zip code)

510-657-2635

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each exchange on which registered
Common Stock, no par value	NYSE MKT

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.

Yes ☐ No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes ☑ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (do not check if a smaller reporting company)	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes ☐ No ☑

As of June 30, 2016, the aggregate market value of the voting common stock held by non-affiliates was approximately $1,601,000 based upon the closing price of the common stock on the NYSE MKT on that date. Shares of common stock held by each officer and director and by each person who owns 10% or more of the outstanding common stock have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

As of April 5, 2017, the number of shares of common stock outstanding was 9,216,853.

DOCUMENTS INCORPORATED BY REFERENCE

None.

Forward Looking Statement

As used in this annual report, the terms “we,” “us,” “our,” “Company,” “Digital,” or “Digital Power,” mean Digital Power Corporation, a California corporation, and its subsidiaries unless otherwise indicated.

The following information should be read in conjunction with the Consolidated Financial Statements and the notes thereto located elsewhere in this Annual Report on Form 10-K. This Report, and in particular “Management's Discussion and Analysis of Financial Condition and Results of Operations,” contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this report, the words "believes," "anticipates," "intends," "expects," "plans," "should," "will," "seeks" and words of similar import identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: our history of net losses; our intent to develop business in new areas and markets, our dependence on third parties, including Advice Electronics Ltd., to design certain of our standard products; the possible limits of our strategic focus on our power supply component competencies; our dependence on a few major customers; uncertainty of market acceptance of our products; the effects of the ongoing slowdown affecting world financial markets; and other factors referenced in "Risk Factors" and other sections of this Annual Report. Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

PART I

ITEM 1.	Business.

General

We are a growth company seeking to increase our revenues through acquisitions. Our strategy reflects our management and Board’s current philosophy that occurred as a result of a change in control completed in September 2016. Our acquisition and development target strategy includes companies that have developed a “new way of doing business” in mature, well-developed industries experiencing changes due to new technology; companies that may become profitable or more profitable through efficiency and reduction of costs; companies that are related to our core business in the commercial and defense industries; and companies that will enhance our overall revenues. It is our goal to substantially increase our gross revenues in the near future.

We were originally a solution-driven organization that designs, develops, manufactures and sells high-grade customized and flexible power system solutions for the medical, military, telecom and industrial markets. Although we intend to seek growth through acquisitions, we will continue to focus on high-grade and custom product designs for the commercial, medical and military/defense markets, where customers demand high density, high efficiency and ruggedized products to meet the harshest and/or military mission critical operating conditions.

We also have operations located in Europe through our wholly-owned subsidiary, Digital Power Limited ("DPL"), Salisbury, England, which operates under the brand name of “Gresham Power Electronics” (“Gresham”). DPL designs, manufactures and sells power products and system solutions mainly for the European marketplace, including power conversion, power distribution equipment, DC/AC (Direct Current/Active Current) inverters and UPS (Uninterrupted Power Supply) products. Our European defense business is specialized in the field of naval power distribution products.

We are a California corporation formed in 1969 and located in the heart of the Silicon Valley at 48430 Lakeview Blvd, Fremont, California 94538-3158. Our phone number is 510-657-2635 and our website address is www.digipwr.com.

Recent Events – Change of Control

On September 5, 2016, we entered into a securities purchase agreement with Philou Ventures, LLC (“Philou Ventures”), a Wyoming limited liability company, and Telkoor Telecom Ltd., an Israeli company (“Telkoor”) pursuant to which the Philou Ventures agreed to purchase all of Telkoor’s 2,714,610 shares of the common stock in the Company, constituting approximately 40.06% of the Company’s then outstanding shares of common stock. In consideration for such shares, Philou Ventures agreed to pay Telkoor $1.5 million. On September 22, 2016, the sale between Telkoor and Philou Ventures closed and Philou Ventures became the Company’s largest shareholder with Telkoor no longer being associated with the Company. Further, in conjunction therewith, Messrs. Israel Levi, Haim Yatim, and Ben-Zion Diamant resigned from the board of directors of the Company and the remaining members of the board of directors of the Company consisting of Mr. Amos Kohn and Mr. Moti Rosenberg filled one of the vacancies caused by the resignations by appointing Mr. Robert O. Smith to the board. Shortly thereafter, on October 13, 2016, Kristine Ault and William Horne were appointed to the board of directors.

Strategy

Our strategy to increase revenues through acquisitions was developed after a review of our current business. While we continue to maintain our core business of power system solutions for the military-aerospace, medical and industrial-telecommunication industries, we have determined that significant organic growth in these industries will be challenging due to our limited releases of new products offerings, insufficient sales and marketing force as a result of deferring research and development of new products because of limited working capital, and lack of financial size in industries traditionally dominated by more large, well established and capitalized power system solution companies.

Therefore, we believe that the best strategy for us and our shareholders is to invest our core business to support releases of advanced new power technologies and to expand our customer base and market share in our major serving markets. To support the organic growth, we have hired number of additional personal and investing to enhance our product offerings with state of the art technology. While we implementing new organic growth strategy, we are focusing on finding and acquiring companies which have developed new technology and but have been unable to exploit the technology because the lack of capital; companies that are run inefficiently due to the lack of experience or mismanagement; companies that can benefit from our expertise in the commercial and defense industries or companies that enhance our overall revenues. Further, as discussed below, we have made a recent investment in Avalanche International, Corp. which has acquired rights to a company that has developed a cost effective and environment friendly material synthesis technology for textile applications.

As a result of this strategy of revenue growth through acquisitions, we have hired a number of additional personnel and consultants to assist in identifying, analyzing, negotiating and acquiring potential companies and we will need to raise a substantial amount of capital for acquisitions and for supporting our infrastructure. We may invest in and continue to invest in companies that may experience losses until they can be integrated with our operations or until our cost reduction and efficiency changes can be implemented. Because of our increase in infrastructure expenses to seek new opportunities and investing in companies that demonstrate revenue potential, but our initially incurring losses, we anticipate to continue to experience losses in the near future until revenues from these acquisitions exceed our expenses.

Core Business – Power Systems Solutions

We provide the highest density, highest efficiency and high-grade flexibility power supply products and systems. We provide full custom, standard and modify-standard product solutions and value-added services to diverse industries and markets including military-aerospace, medical and industrial- telecommunication.  We believe that our solutions leverage a combination of low leakage power emissions, very high power density with superior power efficiency, flexible design leveraging customize firmware and short time to market.

Our strategy is to be the supplier of choice to those companies and OEMs requiring high-quality power system solutions where custom design, superior product, high quality, time to market and very competitive prices are critical to business success. We believe that we provide advanced custom product design services to deliver high-grade products that reach a high level of efficiency and density and can meet rigorous environmental requirements. Our customers benefit from a direct relationship with us that support all of their needs for designing and manufacturing power solutions and products. By implementing our advanced core technology, including process implementation in integrated circuits, we can provide cost reductions to our customers by replacing their existing power sources with our custom design cost-effective products. Our target market segments include the industrial- telecommunication, medical, and military-aerospace industries.

Custom Power System Solution.    We provide high-grade custom power system solutions to several customers in multiple industry segments. Our custom solution technology includes full Digital Signal Processing (“DSP”) control, digital load sharing intelligent power management and customizable firmware. The products feature high power density, special layout and multiple outputs to meet each of our customer’s unique requirements. We combine our power design capabilities with the latest circuit designs to provide complete power solutions for virtually any need. In the design of custom power solutions, we work closely with our customers’ engineering teams to develop mechanical enclosures to ensure 100% compatibility with any hosted platform.

Our standard contract for custom power solutions includes a multi-year high-volume production forecast that allows us to secure long-term production guarantees (and therefore possible savings on manufacturing costs for volume orders) while providing an environment that promotes the development of our intellectual property (“IP”) portfolio.  We believe that this business model provides an incentive to our customers to be committed to high-volume production orders.

High-Grade Flexibility Series Power Supply Product. We offer our feature rich based power rectifiers that support flexible configuration and high-grade design implementation. This includes innovative designs and implementation including DSP control for Power Factor Correction (“PFC”) and DC/DC, synchronous rectifier outputs under DSP control, two phase PFC, hot pluggable, current sharing and other features. While some of our customers have special requirements that include a full custom design, other customers may require only certain electrical changes to standard power supply products, such as modified output voltages and unique status and control signals, and mechanical repackaging tailored to fit the specific application. We offer a wide range of standard and modified standard products that can be easily integrated with any platform across our diversified market segments.

Value-Added Services. In addition to our custom solutions and high-grade flexibility series proprietary products that we offer, we also provide value-added services to original equipment manufacturers (“OEMs”). We incorporate an OEM’s selected electronic components, enclosures, cable assemblies and other compliance components into our power system solutions to produce a power subassembly that is compatible with the OEM’s own equipment and specifically tailored to meet the OEM’s needs.  We purchase parts and components that the OEM itself would otherwise attach to, or integrate with, our power systems, and provide the OEM with the integration and installation service, thus eliminating a complex, time-consuming and costly integration. We believe that this value-added service is well suited to those OEMs who wish to reduce their vendor base and minimize their investment in manufacturing that leads to increased fixed costs. Based on these value-added services, the OEMs do not need to build assembly facilities to manufacture their own power sub-assemblies and thus are not required to purchase individual parts from many vendors.

Our products have a warranty period from date of shipment to the customer.

Markets

We sell our custom power system solutions, high-grade flexibility series power supply products and value-added services to customers in a diverse range of commercial and defense industries and markets throughout the world, with an emphasis on North America and Europe. Our current customer base consists of approximately 220 companies, some of which are served through our partner channels. We serve the North American power electronics market primarily through our domestic corporation, Digital Power Corporation; the European marketplace is served through DPL, our wholly-owned subsidiary.

We sell products to our OEM customers through direct sales or through our sales channels, including our manufacturers’ representatives and distributors.  Our sales strategy is to identify and focus on strategic accounts. This strategy allows us to maintain a close and direct relationship with such accounts, which positions us as the supplier of choice for these customers’ challenging, innovative and demanding new product requirements.  In striving for additional market share, we simultaneously seek to strengthen our traditional sales channels of manufacturer representatives and distributors. We plan to continue to build more channels and increase our market share through 2017.

Commercial Customers. We serve global commercial markets including medical, telecom, and industrial companies. Our products are used in a variety of applications and operate in a broad range of systems where customers require mission critical power reliability and occasionally extreme environmental conditions.

Military/Defense Customers. We have developed a broad range of rugged product solutions for the military and defense market, featuring the ability to withstand harsh environments.  These ruggedized product solutions, which include both custom modifications and full custom designs, are designed for combat environments and meet the requirements of our defense customers. We manufacture our military products by a domestic manufacturer that complies with US International Traffic in Arms Regulations (“ITAR”) and is certified to perform such manufacturing services. We are compliant with the US ITAR regulations and are an approved vendor for the U.S. Air Force, Navy and Army.

At the core of every military electronic system is a power supply. Mission critical systems require rugged high performance power platforms that will operate and survive the harsh environmental conditions placed upon such systems. Our power supplies, which include the following, function effectively in these severe military environments, including Missiles – Ground-to-Air, Air-to-Air and Sea-to-Air; Naval – Naval power conversion and distribution; Mobile and Ground Communications – Active Protection, Communications and Navigation; Artillery – Gyro modular azimuth position and navigation system; Surveillance, test equipment; and UAV (Unmanned Aerial Vehicle) – Very lightweight power systems.

Our military products meet the relevant defense standards MIL-STD in accordance with the Defense Standardization Program Policies and Procedures. Space, weight, output power, electromagnetic compatibility, power density and multiple output requirements are only part of the challenges that any military power supply design faces. With many decades of experience, our engineering teams meet these tough challenges. Our power supplies are a critical component of many major weapon systems worldwide.

Our wholly-owned subsidiary DPL develops and manufactures some military and defense products mainly being deployed in international naval fleets.

Digital Power Limited (Gresham Power Electronics)

Digital Power Limited, our wholly-owned subsidiary organized and headquartered in Salisbury, United Kingdom , designs, manufactures, and distributes switching power supplies, uninterruptible power supplies, and power conversion and distribution equipment frequency converters for the commercial and military markets, under the name Gresham Power Electronics (“Gresham”). Frequency converters manufactured by Gresham are used by naval warships to convert their generated 60-cycle electricity supply to 400 cycles. This 400-cycle supply is used to power their critical equipment such as gyro, compass, and weapons systems. Gresham also designs and manufactures transformer rectifiers for naval use. Typically, these provide battery supported back up for critical DC systems, such as machinery and communications.  In addition, higher power rectifiers are used for the starting and servicing of helicopters on naval vessels, and Gresham now supplies these as part of overall helicopter start and servicing systems. We believe that Gresham products add diversity to our product line, provide greater access to the United Kingdom and European markets, and strengthen our engineering and technical resources.

Manufacturing and Testing

Consistent with our strategy of focusing on custom design products and high-grade flexibility series products, we aim to maintain a high degree of flexibility in our manufacturing through the use of strategically focused contract manufacturers. We select contract manufacturers to ensure that they will meet our near term cost, delivery, and quality goals. In addition, we believe these relationships will eventually give us access to new markets and beneficial cross-licensing opportunities. The competitive nature of the power supply industry has placed continual downward pressure on selling prices. In order to achieve our low cost manufacturing goals with labor-intensive products, we have entered into manufacturing agreements with certain contract manufacturers domestically and in Asia.

We sell certain products that are developed, manufactured and sold to us by Advice Electronics Ltd. (“Advice”), an Israeli company that acquired the assets and commercial operations of our major shareholder Telkoor in January 2016. We entered into a manufacturing and royalty rights agreement with Advice in January 2016. This agreement formalized the business relationship between Advice and us in order to allow us to continue manufacturing certain of Telkoor’s products (currently owned by Advice) and the respective royalty charge.

In June 2015, OHM Power Solutions Ltd. (“Ohm”) acquired from Telkoor its entire military assets and military operation. The asset sale between Telkoor and Ohm does not affect our ability to manufacturing and sell certain of Telkoor’s military products.

We are continually improving our internal processes, while monitoring the processes of our contract manufacturers, to ensure the highest quality and consistent manufacturing of our power solutions. We test all of our products under stress operating conditions per defined test procedures we developed as part of the production process. This approach ensures that our customers can use our power supplies right out of the box. Customer specific testing services are offered with custom designed test stands to simulate operation within our customer applications.

Compliance with international safety agency standards is critical in every application, and power solutions play a major role in meeting these compliance requirements. Our safety engineers and quality assurance teams help ensure that our custom products are designed to meet all safety requirements and are appropriately documented to expedite safety approval processes.

Regulatory Requirements

We and our contract manufacturing partners are required to meet applicable regulatory, environmental, emissions, safety and other requirements where specified by the customer and accepted by us or as required by local regulatory or legal requirements. The products that we market and sell in Europe may be subject to the 2003 European Directive on Restriction of Hazardous Substances (“RoHS”), which restricts the use of six hazardous materials in the manufacture of certain electronic and electrical equipment, as well as the 2002 European Directive on Waste Electrical and Electronic Equipment (“WEEE”), which determines collection, recycling and recovery goals for electrical goods. In July 2006, our industry began phasing in RoHS and WEEE requirements in most geographical markets with specific emphasis on consumer-based products.   We believe that RoHS and WEEE-compliant components may be subject to longer lead-times and higher prices as the industry transitions to these new requirements.

Some of our products are subject to ITAR regulation and restrictions, which is administered by the U.S. Department of State. ITAR controls not only the export of certain products specifically designed, modified, configured or adapted for military systems, but also the export of related technical data and defense services and foreign production. We obtain required export licenses for any exports subject to ITAR. Compliance with ITAR may require a prolonged period of time; if the process of obtaining required export licenses for products subject to ITAR is delayed, it could have a materially adverse effect on our business, financial condition, and operating results. Any future restrictions or charges may be imposed by the United States or any other foreign country. In addition, from time to time, we enter into defense contracts to supply technology and products to foreign countries for programs that are funded and governed by the e U.S. Foreign Military Financing program.

Sales and Marketing

We market our products directly through our internal sales force as well as through our channel partners including independent manufacturer representatives (Reps) and distributors.  Each manufacturing Rep promotes our products in a particular assigned geographic territory.  Generally, the Reps have the opportunity to earn exclusive access to all potential customers in the assigned territory as a result of achieving its marketing and sales goals as defined in the representative agreement. Our manufacturer representative agreements provide for a commission equal to 5% of gross sales of new “design-in” and 1.75% to 2.0% of gross sales for retention, payable after products were shipped to the customer in the assigned territory. Typically, either we or the Reps are entitled to terminate the Rep agreement upon 30 days’ written notice.

Historically, we have also sold products through multiple power focused distributors. Distributors are not assigned to a particular geographical territory.  Each of these arrangements can be terminated by either party upon 30 days’ written notice.

We provide comprehensive collateral including product data sheets, participation in trade shows, and our website, www.digipwr.com.  We use our website to emphasize our capabilities and marketing direction. All products specifications are uploaded onto our website and accessible to the marketplace. We will continue to enhance our website by adding more features and functionalities, such as e-commerce, that will allow our customers to make direct purchases through our website. Our future promotional activities will likely include advertising in industry-specific publications, as well as public relations for our new products.

Engineering and Technology

Our engineering and product development efforts are primarily directed toward developing new products in connection with custom product design and modification of our standard power systems to provide a broad array of individual models.

Our new custom product solutions are driven by our ability to provide to our customers advanced technology that meets their product needs and supports special operation and environmental requirements, with a short turnaround time and a very competitive price point. We believe that we are successfully executing our strategic account focus, as evidenced by the award of second and third generation product development contracts from some of these customers. Our standard contract for custom power solutions includes a multi-year high-volume production forecast that could allow us to secure long-term production guarantees while providing an environment that promotes the development of our IP portfolio.

We also outsource some of our product development projects to engineering partners in order to achieve the best technological and product design results for the targeted application customer requirements. When required, we also modify standard products to meet specific customer requirements, including, but not limited to, redesigning commercial products to meet MIL-STD requirements for military applications based on commercial off the shelf (“COTS”) products and for other customized product requirements, when applicable. We continually seek to improve our product power density, adaptability, and efficiency, while attempting to anticipate changing market demands for increased functionality, such as PFC controlled DSP, customized firmware and improved EMI (electromagnetic interference) filtering. We continue to attempt to differentiate all of our products from commodity-type products by enhancing, modifying and customizing our existing product portfolio, using our engineering integrating laboratory located in California.

Competition

The power system solutions industry is highly fragmented and characterized by intense competition. Our competition includes hundreds of companies located throughout the world, some of which have advantages over us in terms of labor and component costs, and some of which may offer products comparable in quality to ours. Many of our competitors, including Bel Fuse), Artesyn Embedded Technologies, TDK-Lambda, Delta Electronics, Murata and Mean-Well Power Supplies, have substantially greater fiscal and marketing resources and geographic presence than we do. If we are successful in increasing our revenues, competitors may notice and increase competition efforts with our customers. We also face competition from current and prospective customers who may decide to internally design and manufacture power supplies needed for their products.  Furthermore, certain larger OEMs tend to contract only with larger power supply manufacturers.

We anticipate in the current economic situation, that additional competitors may enter into strategic alliances or even acquisitions. Competition could thus become more problematic if consolidation trends in the electronics industry continue and some of the OEMs to whom we sell our products are acquired by larger OEMs. To remain competitive, we must continue to compete favorably on the basis of value by providing reliable manufacturing, offering customer-driven engineering services including custom design and manufacturing, continuously improving quality and reliability levels, and offering flexible and reliable delivery schedules.

We believe that our power system solutions and advanced technology is superior to our competitors’ power supplies mainly because they use the latest power technology processing and controls which make these power supplies highly customized and efficient. The power-to-volume ratio, makes our power solutions more compact compared to what is offered by our competitors and is suitable in custom infrastructures to meet our customers’ requirements.

Another advantage of our power system solutions product line is based on the “Flexible” series that employs adjustable power range and a selectable number of output product design platforms. We believe we have a competitive position with our targeted customers who need a high-quality, compact product, which can be readily modified to meet the customer’s unique requirements. We have designed the base model power system platform so that it can be quickly and economically modified and adapted to the specific power needs of any hosting platform or OEM. This “flexibility” approach has allowed us to provide samples of modified power systems to OEM customers only a few days after initial consultation, an important capability given the emphasis placed by OEMs on “time to market.” It also results in very low non-recurring engineering (“NRE”) expenses. Because of reduced NRE expenses, we do not generally charge our OEM customers for NRE related to tailoring a power system to a customer’s specific requirements. We believe this gives us an advantage over our competitors, many of which charge their customers for NRE expenses.

Raw Materials

The raw materials for power supplies principally consist of electronic components. These raw materials are available from a variety of sources, and thus we are not dependent on any one supplier.  We generally allow our subcontractors to purchase components based on orders received or forecasts to minimize our risk of unusable inventory. To the extent necessary, we may allow them to procure materials prior to orders received to obtain shorter lead times and to achieve quantity discounts following a risk assessment.  In addition, we have decided to directly procure certain long lead-time electronic components in an effort to reduce our lead-time.

Many raw material vendors have reduced capacities, closed production lines and, in some cases, discontinued operations. As a result, some materials are no longer available to support some of our products requiring us to search for cross materials or, in certain circumstances, redesign some of our products to conform to currently available materials.

Intellectual Property

We rely upon a combination of trade secrets, industry expertise, confidential procedures, and contractual provisions to protect our intellectual property. We believe that because our products are continually updated and revised, obtaining patents would be costly and not beneficial. However, in the future, as we continue to develop unique core technology, we may seek to obtain patents for some of the core technology.  On July 10, 2012, our trademark, “DP Digital Power Flexible Power” was registered with the United States Patent and Trademark Office.

Research and Development

During the years ended December 31, 2016 and 2015, we spent approximately $709,000 and $894,000, respectively, on research and development.

Employees

As of December 31, 2016 we had 26 employees located in the United States and the United Kingdom, of whom six were engaged in engineering and product development, seven in sales and marketing, seven in general operations and six in general administration and finance. All but two of these employees are employed on a full-time basis. None of our employees are currently represented by a trade union. We consider our relations with our employees to be good.

Recent Investments - Avalanche International, Corp.

We have made an investment in Avalanche International Corp. (“Avalanche”) through a series of convertible loans in the aggregate amount of approximately $1,530,000 as of March 31, 2017. Avalanche is a development stage company whose primary business includes manufacturing and distributing of premium vape liquid and distributor of vape accessories and the development and operating of restaurants. More recently, in March 2017, Avalanche contractually acquired the rights to MTIX Limited, an English company located in Huddersfield, West Yorkshire, U.K. that owns the proprietary rights for the development of a cost effective and environmentally friendly material synthesis technology for textile applications. MTIX’s Multiplexed Laser Surface Enhancement “MLSE TM” technology utilizes combined high powered pulsed UV laser and atmospheric plasma to create high energy reaction zone at substrate interface promoting rapid synthesis to achieve the required functional treatments. On March 15, 2017, we announced that we had entered into a $50 million purchase order with MTIX to manufacture, install and service fabric treatment machines that utilize MTIX’s proprietary MLSE™ system. The purchase order is subject to standard terms and conditions including that MTIX can cancel its order at any time subject to payment for expenses incurred and other contractually agreed expenses owed due to the cancellation of the purchase order. No assurance can be given that MTIX will order $50 million in fabric machines which are the subject of the purchase order.

ITEM 1A. Risk Factors

An investment in our securities is speculative and involves a high degree of risk. Our business, financial condition or results of operations could be adversely affected by any of these risks. You should carefully consider the following factors as well as the other information contained in other reports that we file with the SEC before deciding to invest in our securities. The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our operations. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, business prospects, financial condition or results of operations could be seriously harmed. This could cause the trading price of our shares of common stock to decline, resulting in a loss of all or part of your investment. Please also read carefully the section “Forward-Looking Statements” at the beginning of this Annual Report.

We generated operating and net losses for the years ended December 31, 2016 and 2015.

We have historically experienced operating and net losses, and anticipate continuing to experience such losses in the future. For the years ended December 31, 2016 and 2015, we had an operating loss of approximately $1,219,000 and $1,003,000 and net losses of approximately $1,122,000 and $1,096,000, respectively. Although we have actively taken steps to increase our revenue and reduce manufacturing and operating costs, we anticipate incurring operating and net losses in the future until we increase revenues.

Our Growth Strategy Is Risky.

Our growth strategy through acquisitions is risky. Some of the companies that we have identified to acquire or make a significant investment in may not have a developed business or are experiencing inefficiencies and incurring losses. Therefore, we may lose our investment in the event that these companies’ businesses do not develop as planned or that we are unable to achieve the cost efficiencies or reduction of losses as anticipated.

Further, in order to implement our growth plan, we have hired additional staff and consultants to review potential investments and implement our plan. As a result, we have substantially increased our infrastructure and costs. If we fail to quickly find new companies that provide revenue to offset our costs, we will continue to experience losses. No assurance can be given that our product development and investments will produce sufficient revenues to offset these increases in expenditures.

If we do not satisfy the NYSE requirements for continued listing or are unable to fulfill our compliance plan, our common stock could be delisted from NYSE.

The listing of our common stock on the NYSE MKT is contingent on our compliance with the NYSE MKT's conditions for continued listing. On December 18, 2015, we were notified by the NYSE MKT that we were no longer in compliance with the NYSE MKT continued listing standards because our last reported stockholders' equity was below continued listing standards. The NYSE MKT requires that a listed company's stockholders' equity be $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years. The NYSE MKT has indicated that we may be required to attain stockholders’ equity of $6.0 million or more if we experience a loss for the year ended December 31, 2016, which we did experience.

Following submission of our compliance plan demonstrating how we intend to regain compliance with the continued listing standards, we were notified on March 9, 2016 that the NYSE MKT granted us a listing extension on the basis of our plan until June 19, 2017. We are subject to periodic review by NYSE MKT staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in our common stock being delisted from the NYSE MKT.

There is no assurance that we will be able to regain compliance with the abovementioned standard or any other applicable NYSE MKT continued listing standard. Upon such an occurrence, trading of our common stock will be suspended by the NYSE MKT and we may be delisted by the NYSE MKT. In the event our common stock is no longer listed for trading on the NYSE MKT, our trading volume and share price may decrease and we may experience further difficulties in raising capital which could materially affect our operations and financial results.

We Will Need to Raise Additional Capital to Increase our Stockholders’ Equity and to Fund our Operations in Furtherance of Our Business Plan.

We will need to quickly raise additional capital in order to increase our stockholders’ equity in order to meet the NYSE MKT continued listing standards and to fund our operations in furtherance of our business plan. The proposed financing may include shares of common stock, shares of preferred stock, warrants to purchase shares of common stock or preferred stock, debt securities, units consisting of the forgoing securities, equity investments from strategic development partners or some combination of each. Any additional equity financings may be financially dilutive to, and will be dilutive from an ownership perspective to our stockholders, and such dilution may be significant based upon the size of such financing. Additionally, we cannot assure that such funding will be available on a timely basis, in needed quantities, or on terms favorable to us, if at all.

A Principal Stockholder Has Significant Influence Over Us.

Per its filings with the SEC, Philou Ventures own approximately 30.8% of our current outstanding common stock. As a result, they will be able to exert a significant degree of influence over our management and affairs and over matters requiring stockholder approval, including the election of directors, any merger, consolidation or sale of all or substantially all of the combined company’s assets, and any other significant corporate transaction. Their interests may not always coincide with those of our other stockholders.

A Principal Stockholder Has Certain Rights to Maintain Its Ownership Interest in Us

In connection with entering into a Series B Preferred Stock purchase agreement with Philou Ventures, we granted the right to Philou Ventures to participate in future offering under substantially the same term of such offerings in order to allow Philou Ventures to maintain its ownership interest. If exercised by Philou Ventures, this contractual right granted to it has the effect of allowing Philou Ventures to maintain its interest in us and dilute existing shareholders’ ownership interests.

Our Success Is Dependent On Key Management

Our success depends substantially on the performance of certain key officers and personnel, in particular their ability to identify, acquire and operate new businesses and opportunities. The loss of services of Messrs. Ault or Kohn could have a material adverse effect on our business, results of operations, financial condition and prospects. We have not obtained key person insurance for these individuals.

We Have Pledged All Of Our Assets.

We have entered into a 12% Secured Convertible Note with a face value of $530,000 due October 20, 2019, that is secured by all of our assets. The 12% Secured Convertible Note includes standard events of default. If we default under the 12% Secured Convertible Note, the holder may accelerate the due date of our repayment obligation. At such time, we may not have enough available cash to repay the 12% Secured Convertible Note and the holder could take control of and sell our pledged assets. An event of default could significantly harm our financial condition, operating results, business, and prospects and cause the price of our common stock to decline.

We depend on Advice Electronics Ltd. (“Advice”) to maintain the technology used to manufacture our products and to manufacture some of our products. We also depend on the right to manufacture certain products subject to royalty payments with Advice.

In January 2016, Telkoor, a prior affiliate, sold its entire commercial assets to Advice which included without limitation product IP, manufacturing rights, customer base, inventory, staff and technological capabilities. Following such transaction, we entered into a manufacturing and distribution agreement with Advice. This agreement allows us to manufacture certain Advice products (formerly owned by Telkoor) through August 2017 against royalty payments. From August 2017 through December 2020, subject to Advice's consent, we will be allowed to continue distributing and selling certain Advice products while keeping product branding under our brand, after which we will be entitled to distribute the products under Digital Power Corporation brand until December 2020.

We depend on Advice to design and retain product technology up to date and for manufacturing capabilities for certain of the products that we sell. If Advice is unable or unwilling to continue designing or manufacturing our products in required volumes and with a certain level of quality on a timely basis, that could lead to loss of sales and adversely affect our operating results and cash position. We also depend on Advice's intellectual property and ability to transfer production to third party manufacturers. Failure to obtain new products in a timely manner or delay in delivery of products to customers will have an adverse effect on our ability to meet our customers’ expectations. In addition, we operate in highly competitive markets where our ability to sell Advice’s products could be adversely affected by Advice's agreements with third parties, long lead-times and the high cost of Advice’s products. Also, in 2012, Telkoor’s products manufacturing lead-times increased, which hindered our ability to respond to our customers’ needs in timely manner. Advice's principal offices, research and development and manufacturing facilities are located in Israel. Political, economic, and military conditions in Israel directly affect Advice operations. We are also dependent upon Advice’s terms and conditions with its contract manufacturers for some of our products, which terms and conditions may not always be in our best interest. In 2010, we purchased certain IP from Telkoor in order to reduce our dependency on Telkoor with respect to a certain line of products. We also entered into a Manufacturing Rights Agreement with Advice in 2016, pursuant to which we were granted the non-exclusive right to directly place purchase orders for certain products from a third party manufacturer in consideration for payment of royalties to Advice. This agreement currently accounts for a significant portion of our sales. In the event this agreement is terminated for any reason, it would materially affect our financial position.

We are dependent upon our ability, and our contract manufacturers’ ability, to timely procure electronic components.

Because of the global economy, many raw material vendors have reduced capacities, closed production lines and, in some cases, even discontinued their operations. As a result, there is a global shortage of certain electronic components, which has extended our production lead-time and our production costs. Some materials are no longer available to support some of our products, thereby requiring us to search for cross materials or, even worse, redesign some of our products to support currently-available materials. Such redesign efforts may require certain regulatory and safety agency re-submittals, which may cause further production delays. While we have initiated actions that we believe will limit our exposure to such problems, the dynamic business conditions in many of our markets may challenge the solutions that have been put in place, and issues may recur in the future.

In addition, some of our products are manufactured, assembled and tested by third party subcontractors and contract manufacturers located in Asia. While we have had relationships with many of these third parties in the past, we cannot predict how or whether these relationships will continue in the future. In addition, changes in management, financial viability, manufacturing demand or capacity, or other factors, at these third parties could hurt our ability to manufacture our products.

Our strategic focus on our custom power supply solution competencies and concurrent cost reduction plans may be ineffective or may limit our ability to compete.

As a result of our strategic focus on custom power supply solutions, we will continue to devote significant resources to developing and manufacturing custom power supply solutions for a large number of customers, where each product represents a uniquely tailored solution for a specific customer’s requirements. Failure to meet these customer product requirements or a failure to meet production schedules and/or product quality standards may put us at risk with one or more of these customers. Moreover, changes in market conditions and strategic changes at the direction of our customers may affect their decision to continue to purchase from us. The loss of one or more of our significant custom power supply solution customers could have a material adverse impact on our revenues, business or financial condition.

We have also implemented a series of initiatives designed to increase efficiency and reduce costs. While we believe that these actions will reduce costs, they may not be sufficient to achieve the required operational efficiencies that will enable us to respond more quickly to changes in the market or result in the improvements in our business that we anticipate. In such event, we may be forced to take additional cost-reducing initiatives, including those involving our personnel, which may negatively impact quarterly earnings and profitability as we account for severance and other related costs. In addition, there is the risk that such measures could have long-term adverse effects on our business by reducing our pool of talent, decreasing or slowing improvements in our products or services, making it more difficult for us to respond to customers, limiting our ability to increase production quickly if and when the demand for our solutions increases and limiting our ability to hire and retain key personnel. These circumstances could cause our earnings to be lower than they otherwise might be.

We are dependent upon our ability to attract, retain and motivate our key personnel.

Our success depends on our ability to attract, retain and motivate our key management personnel, including, but not limited to, our President and Chief Executive Officer, our Vice Preseident of Finance, marketing and sales personnel, and key engineers necessary to implement our business plan and to grow our business. Competition for certain specific technical and management skill sets is intense. If we are unable to identify and hire the personnel that we need to succeed, or if one or more of our present key employees were to cease to be associated with us, our future results could be adversely affected.

We depend upon a few major customers for a majority of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that they purchase from us, would significantly reduce our revenues and net income.

We currently depend upon a few major OEMs and other customers for a significant portion of our revenues. If our major OEM customers will reduce or cancel their orders scaling back some of their activities, our revenues and net income would be significantly reduced. Furthermore, diversions in the capital spending of certain of these customers to new network elements have and could continue to lead to their reduced demand for our products, which could, in turn, have a material adverse effect on our business and results of operations. If the financial condition of one or more of our major customers should deteriorate, or if they have difficulty acquiring investment capital due to any of these or other factors, a substantial decrease in our revenues would likely result. We are dependent on the electronic equipment industry, and accordingly will be affected by the impact on that industry of current economic conditions.

Substantially all of our existing customers are in the electronic equipment industry, and they manufacture products that are subject to rapid technological change, obsolescence, and large fluctuations in demand. This industry is further characterized by intense competition and volatility. The OEMs serving this industry are pressured for increased product performance and lower product prices. OEMs, in turn, make similar demands on their suppliers, such as us, for increased product performance and lower prices. Such demands may adversely affect our ability to successfully compete in certain markets or our ability to sustain our gross margins.

Our reliance on subcontract manufacturers to manufacture certain aspects of our products involves risks, including delays in product shipments and reduced control over product quality.

Since we do not own significant manufacturing facilities, we must rely on, and will continue to rely on, a limited number of subcontract manufacturers to manufacture our power supply products. Our reliance upon such subcontract manufacturers involves several risks, including reduced control over manufacturing costs, delivery times, reliability and quality of components, unfavorable currency exchange fluctuations, and continued inflationary pressures on many of the raw materials used in the manufacturing of our power supply products. If we were to encounter a shortage of key manufacturing components from limited sources of supply, or experience manufacturing delays caused by reduced manufacturing capacity, inability of our subcontract manufacturers to procure raw materials, the loss of key assembly subcontractors, difficulties associated with the transition to our new subcontract manufacturers or other factors, we could experience lost revenues, increased costs, and delays in, or cancellations or rescheduling of, orders or shipments, any of which would materially harm our business.

We outsource, and are dependent upon developer partners for, the development of some of our custom design products.

We made an operational decision to outsource some of our custom design products to numerous developer partners. This business structure will remain in place until the custom design volume justifies expanding our in house capabilities. Incomplete product designs that do not fully comply with the customer specifications and requirements might affect our ability to transition to a volume production stage of the custom designed product where the revenue goals are dependent on the high volume of custom product production. Furthermore, we rely on the design partners’ ability to provide high quality prototypes of the designed product for our customer approval as a critical stage to approve production.

We face intense industry competition, price erosion and product obsolescence, which, in turn, could reduce our profitability.

We operate in an industry that is generally characterized by intense competition. We believe that the principal bases of competition in our markets are breadth of product line, quality of products, stability, reliability and reputation of the provider, along with cost. Quantity discounts, price erosion, and rapid product obsolescence due to technological improvements are therefore common in our industry as competitors strive to retain or expand market share. Product obsolescence can lead to increases in unsaleable inventory that may need to be written off and, therefore, could reduce our profitability. Similarly, price erosion can reduce our profitability by decreasing our revenues and our gross margins. In fact, we have seen price erosion over the last several years on most of the products we sell, and we expect additional price erosion in the future.

Our future results are dependent on our ability to establish, maintain and expand our manufacturers’ representative OEM relationships and our other relationships.

We market and sell our products through domestic and international OEM relationships and other distribution channels, such as manufacturers’ representatives and distributors. Our future results are dependent on our ability to establish, maintain and expand our relationships with OEMs as well as with manufacturers’ representatives and distributors to sell our products. If, however, the third parties with whom we have entered into such OEM and other arrangements should fail to meet their contractual obligations, cease doing, or reduce the amount of their, business with us or otherwise fail to meet their own performance objectives, customer demand for our products could be adversely affected, which would have an adverse effect on our revenues.

We may not be able to procure necessary key components for our products, or we may purchase too much inventory or the wrong inventory.

The power supply industry, and the electronics industry as a whole, can be subject to business cycles. During periods of growth and high demand for our products, we may not have adequate supplies of inventory on hand to satisfy our customers' needs. Furthermore, during these periods of growth, our suppliers may also experience high demand and, therefore, may not have adequate levels of the components and other materials that we require to build products so that we can meet our customers' needs. Our inability to secure sufficient components to build products for our customers could negatively impact our sales and operating results. We may choose to mitigate this risk by increasing the levels of inventory for certain key components. Increased inventory levels can increase the potential risk for excess and obsolescence should our forecasts fail to materialize or if there are negative factors impacting our customers’ end markets. If we purchase too much inventory or the wrong inventory, we may have to record additional inventory reserves or write-off the inventory, which could have a material adverse effect on our gross margins and on our results of operations.

Although we depend on sales of our legacy products for a meaningful portion of our revenues, these products are mature and their sales will decline.

A relatively large portion of our sales have historically been attributable to our legacy products. We expect that these products may continue to account for a meaningful percentage of our revenues for the foreseeable future. However, these sales are declining. Although we are unable to predict future prices for our legacy products, we expect that prices for these products will continue to be subject to significant downward pressure in certain markets for the reasons described above. Accordingly, our ability to maintain or increase revenues will be dependent on our ability to expand our customer base, to increase unit sales volumes of these products and to successfully, develop, introduce and sell new products such as custom design and value added products. We cannot assure you that we will be able to expand our customer base, increase unit sales volumes of existing products or develop, introduce and/or sell new products.

Our operating results may vary from quarter to quarter.

Our operating results have in the past been subject to quarter-to-quarter fluctuations, and we expect that these fluctuations will continue, and may increase in magnitude, in future periods. Demand for our products is driven by many factors, including the availability of funding for our products in our customers’ capital budgets. There is a trend for some of our customers to place large orders near the end of a quarter or fiscal year, in part to spend remaining available capital budget funds. Seasonal fluctuations in customer demand for our products driven by budgetary and other concerns can create corresponding fluctuations in period-to-period revenues, and we therefore cannot assure you that our results in one period are necessarily indicative of our revenues in any future period. In addition, the number and timing of large individual sales and the ability to obtain acceptances of those sales, where applicable, have been difficult for us to predict, and large individual sales have, in some cases, occurred in quarters subsequent to those we anticipated, or have not occurred at all. The loss or deferral of one or more significant sales in a quarter could harm our operating results for such quarter. It is possible that, in some quarters, our operating results will be below the expectations of public market analysts or investors. In such events, or in the event adverse conditions prevail, the market price of our common stock may decline significantly.

Failure of our information technology infrastructure to operate effectively could adversely affect our business.

We depend heavily on information technology infrastructure to achieve our business objectives. If a problem occurs that impairs this infrastructure, the resulting disruption could impede our ability to record or process orders, manufacture and ship in a timely manner, or otherwise carry on business in the normal course. Any such events could cause us to lose customers or revenue and could require us to incur significant expense to remediate.

We are subject to certain governmental regulatory restrictions relating to our international sales.

Some of our products are subject to International Traffic In Arms Regulation (“ITAR”), which are interpreted, enforced and administered by the U.S. Department of State. ITAR regulation controls not only the export, import and trade of certain products specifically designed, modified, configured or adapted for military systems, but also the export of related technical data and defense services as well as foreign production. Any delays in obtaining the required export, import or trade licenses for products subject to ITAR regulation and rules could have a material adverse effect on our business, financial condition, and/or operating results. In addition, changes in United States export and import laws that require us to obtain additional export and import licenses or delays in obtaining export or import licenses currently being sought could cause significant shipment delays and, if such delays are too great, could result in the cancellation of orders. Any future restrictions or charges imposed by the United States or any other country on our international sales or foreign subsidiary could have a materially adverse effect on our business, financial condition, and/or operating results. In addition, from time to time, we have entered into contracts with the Israeli Ministry of Defense which were governed by the U.S. Foreign Military Financing program (“FMF”). Any such future sales would be subject to these regulations. Failure to comply with ITAR or FMF rules could have a material adverse effect on our financial condition, and/or operating results.

We depend on international operations for a substantial majority of our components and products.

We purchase a substantial majority of our components from foreign manufacturers and have a substantial majority of our commercial products assembled, packaged, and tested by subcontractors located outside the United States. These activities are subject to the uncertainties associated with international business operations, including trade barriers and other restrictions, changes in trade policies, governmental regulations, currency exchange fluctuations, reduced protection for intellectual property, war and other military activities, terrorism, changes in social, political, or economic conditions, and other disruptions or delays in production or shipments, any of which could have a materially adverse effect on our business, financial condition, and/or operating results.

We depend on international sales for a portion of our revenues.

Sales to customers outside of North America accounted for 40.2% and 55.8% of net revenues for the years ended December 31, 2016 and 2015, and we expect that international sales will continue to represent a material portion of our total revenues. International sales are subject to the risks of international business operations as described above, as well as generally longer payment cycles, greater difficulty collecting accounts receivable, and currency restrictions. In addition, DPL, our wholly-owned subsidiary in the United Kingdom, supports our European and other international customers, distributors, and sales representatives, and therefore is also subject to local regulation. International sales are also subject to the export laws and regulations of the United States and other countries.

If our accounting controls and procedures are circumvented or otherwise fail to achieve their intended purposes, our business could be seriously harmed.

We evaluate our disclosure controls and procedures as of the end of each fiscal quarter, and are annually reviewing and evaluating our internal control over financial reporting in order to comply with Securities and Exchange Commission (“SEC”) rules relating to internal control over financial reporting adopted pursuant to the Sarbanes-Oxley Act of 2002. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. If we fail to maintain effective internal control over financial reporting or our management does not timely assess the adequacy of such internal control, we may be subject to regulatory sanctions, and our reputation may decline.

The sale of our products is dependent upon our ability to satisfy the proprietary requirements of our customers.

We depend upon a relatively narrow range of products for the majority of our revenue. Our success in marketing our products is dependent upon their continued acceptance by our customers. In some cases, our customers require that our products meet their own proprietary requirements. If we are unable to satisfy such requirements, or forecast and adapt to changes in such requirements, our business could be materially harmed.

The sale of our products is dependent on our ability to respond to rapid technological change, including evolving industry-wide standards, and may be adversely affected by the development, and acceptance by our customers, of new technologies which may compete with, or reduce the demand for, our products.

Rapid technological change, including evolving industry standards, could render our products obsolete. To the extent our customers adopt such new technology in place of our products, the sales of our products may be adversely affected. Such competition may also increase pricing pressure for our products and adversely affect the revenues from such products.

Our limited ability to protect our proprietary information and technology may adversely affect our ability to compete, and our products could infringe upon the intellectual property rights of others, resulting in claims against us, the results of which could be costly.

Many of our products consist entirely or partly of proprietary technology owned by us. Although we seek to protect our technology through a combination of copyrights, trade secret laws and contractual obligations, these protections may not be sufficient to prevent the wrongful appropriation of our intellectual property, nor will they prevent our competitors from independently developing technologies that are substantially equivalent or superior to our proprietary technology. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States. In order to defend our proprietary rights in the technology utilized in our products from third party infringement, we may be required to institute legal proceedings, which would be costly and would divert our resources from the development of our business. If we are unable to successfully assert and defend our proprietary rights in the technology utilized in our products, our future results could be adversely affected.

Although we attempt to avoid infringing known proprietary rights of third parties in our product development efforts, we may become subject to legal proceedings and claims for alleged infringement from time to time in the ordinary course of business. Any claims relating to the infringement of third-party proprietary rights, even if not meritorious, could result in costly litigation, divert management’s attention and resources, require us to reengineer or cease sales of our products or require us to enter into royalty or license agreements which are not advantageous to us. In addition, parties making claims may be able to obtain an injunction, which could prevent us from selling our products in the United States or abroad.

If we are unable to satisfy our customers’ specific product quality, certification or network requirements, our business could be disrupted and our financial condition could be harmed.

Our customers demand that our products meet stringent quality, performance and reliability standards. We have, from time to time, experienced problems in satisfying such standards. Defects or failures have occurred in the past, and may in the future occur, relating to our product quality, performance and reliability. From time to time, our customers also require us to implement specific changes to our products to allow these products to operate within their specific network configurations. If we are unable to remedy these failures or defects or if we cannot effect such required product modifications, we could experience lost revenues, increased costs, including inventory write-offs, warranty expense and costs associated with customer support, delays in, or cancellations or rescheduling of, orders or shipments and product returns or discounts, any of which would harm our business.

If we ship products that contain defects, the market acceptance of our products and our reputation will be harmed and our customers could seek to recover their damages from us.

Our products are complex, and despite extensive testing, may contain defects or undetected errors or failures that may become apparent only after our products have been shipped to our customers and installed in their network or after product features or new versions are released. Any such defect, error or failure could result in failure of market acceptance of our products or damage to our reputation or relations with our customers, resulting in substantial costs for us and our customers as well as the cancellation of orders, warranty costs and product returns. In addition, any defects, errors, misuse of our products or other potential problems within or out of our control that may arise from the use of our products could result in financial or other damages to our customers. Our customers could seek to have us pay for these losses. Although we maintain product liability insurance, it may not be adequate.

Our common stock price is volatile.

Our common stock is listed on the NYSE MKT. In the past, our trading price has fluctuated widely, depending on many factors that may have little to do with our operations or business prospects. The exercise of outstanding options and warrants may adversely affect our stock price and a shareholder’s percentage of ownership. As of December 31, 2016, we had outstanding options to purchase an aggregate of 2,256,000 shares of common stock, with a weighted average exercise price of $0.83 per share, exercisable at prices ranging from $0.65 to $1.69 per share and warrants to purchase up 1,749,126 shares of common stock at exercise prices ranging from $0.01 to $0.90 per share.

In addition, we have contractually agreed to register shares of common stock, and common stock underlying outstanding warrants and convertible debt in connection with private placement of our securities. Our shares of common stock are thinly traded. Therefore, the resale of a large number of shares of common stock and common stock underlying warrants and convertible debt by the selling stockholders may adversely affect the market price of our common stock.

Item 1B.	Unresolved Staff Comments.

Not applicable.

Item 2.	Properties.

Our headquarters utilize 12,396 square foot of leased office, engineering, laboratory, and warehouse space in Fremont, California. Our headquarter lease commenced on November 1, 2012 and expires on June 30, 2019. The annual base rent under the lease, payable on a monthly basis, increases during the term of the lease from approximately $138,000 during the first year to approximately $160,000 during the final year. The lease also provides for one option to renew for a term of five years.

In September, 2010, our wholly-owned subsidiary, DPL, entered into a fifteen-year lease for its 25,000 square-foot facility in Salisbury, United Kingdom, where it designs, develops, manufactures, markets and distributes commercial and military power products for the European market. Sales and service support staff for its European network of distributors are located within the building together with other functions, such as engineering and administration. DPL’s rent expense is approximately $12,000 per month, and DPL has the option to cancel the lease after ten years.

We currently anticipate that the current leased space will be sufficient to support our current and foreseen future needs.

Item 3.          Legal Proceedings.

None.

Item 4.          Mine Safety Disclosures.

Not Applicable

PART II

Item 5.          Market For Registrant’s Common Equity, Related Stockholder Matters And Issuer Purchases Of Equity Securities.

(a)	Market Information.

Our common stock is listed on the NYSE MKT under the symbol DPW. The following table sets forth our high and low sale prices on the NYSE MKT through March 31, 2017 and for each quarter for the past two fiscal years.

	NYSE-MKT

2017	High	Low
January 1, 2017 through March 31, 2017	$1.75	$0.59

For 2016
December 31, 2016	$0.85	$0.52
September 30, 2016	$1.40	$0.39
June 30, 2016	$0.62	$0.35
March 31, 2016	$0.60	$0.39

For 2015
December 31, 2015	$0.82	$0.54
September 30, 2015	$0.95	$0.61
June 30, 2015	$1.25	$0.79
March 31, 2015	$1.30	$0.87

(b)	Holders

As of March 31, 2017, there was an aggregate of 8,856,851 shares of our common stock outstanding, held by approximately 68 holders of record.

(c)	Dividends

We have not declared or paid any cash dividends since our inception, and we do not intend to pay any cash dividends in the foreseeable future. The declaration of dividends in the future, if any, will be at the discretion of our Board of Directors and will depend upon our earnings, capital requirements, and financial position.

(d)	Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2016, with respect to compensation plans under which our shares of common stock are authorized for issuance, aggregated as follows:

•         All compensation plans previously approved by security holders; and

•         All compensation plans not previously approved by security holders.

Equity Compensation Plan Information

Name	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(excluding securities in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,256,000	$0.83	3,322,630
Equity compensation plans not approved by security holders	317,460	0.01	-
Total	2,573,460		3,322,630

Item 6.            Selected Financial Data.

Because we are a smaller reporting company, this section is not applicable.

Item 7.            Management’s Discussion and Analysis of Financial Condition and Results of Operations.

General

Our business strategy is to grow the Company by making strategic acquisitions. We are a solution-driven organization that designs, develops, manufactures and markets high-grade, customized and flexible power solutions for demanding applications in the medical, military, telecom, and industrial markets. Our products serve global markets worldwide. Revenues are generated from selling products to our customers directly by our sales force and through manufacturing representatives and distributors. The forgoing discussions may not be indicative of our future.

Our net loss was $1,122,000 for the year ended December 31, 2016 compared to a net loss of $1,096,000 for the year ended December 31, 2015. Our net loss for the year ended December 31, 2016 includes expenses that related to our growth plan and approximately $543,000 of stock compensation expense. During 2016 our cash decreased by $245,000.

To fulfill our business plan and strategy, we will actively seek additional capital to finance our operations for the next 12 months.

Foreign Currency Fluctuations

Our wholly-owned subsidiary, DPL, operates using the United Kingdom pound sterling. Therefore, we are subject to monetary fluctuations between the U.S. dollar and the United Kingdom pound sterling. The financial statements of the subsidiary which are included in our consolidated financial statements have been translated into U.S. dollars. For the year ended December 31, 2016 and 2015, we recorded a foreign currency translation loss of $362,000 and $100,000 as reported in our consolidated statements of comprehensive income (loss).

Results of Operations

The table below sets forth certain statements of operations data as a percentage of revenues for the years ended December 31, 2016 and 2015:

	Years Ended December 31
	2016	2015

Revenues	100.00%	100.00%
Cost of revenues	64.38	65.07%
Gross profit	35.62	34.93
Engineering and product development	9.33	11.51
Sales and marketing	12.06	15.39
General and administrative	30.29	20.97
Total Operating expenses	51.67	47.87
Operating loss	(16.06)	(12.94)
Impairment of investment	-	(1.56)
Other income, net	1.01	0.21
Loss before tax	(15.05)	(14.29)%
Tax Income (benefit)	0.26	0.01
Net loss	(14.79)%	(14.28)%

The following discussion and analysis should be read in connection with the consolidated financial statements and the notes thereto and other financial information included elsewhere in this Annual Report. We prepared the financial statements in accordance with U.S. generally accepted accounting principles, which requires management to make estimates, and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015

Revenues

For the year ended December 31, 2016, revenues decreased by 2.2 % to $7,596,000 from $7,766,000 for the year ended December 31, 2015. The decrease is attributed to a decline in value of military product orders shipped by DPL.

Revenues derived from our defense products for the year ended December 31, 2016 were $2,289,000, a decrease of 22.8% from revenues of $2,964,000 from defense products for the year ended December 31, 2015. The decrease was primarily attributable to a decrease of sales of major international naval military contracts in 2016. Revenues derived from our commercial products for the year ended December 31, 2016 increased by 10.5% to $5,307,000 from $4,802,000 for the year ended December 31, 2015. The increase in commercial product revenue in 2016 resulted primarily from sales of commercial products by our domestic operation.

Revenues from our domestic operations increased by 18.8% to $4,552,000 for the year ended December 31, 2016, from $3,833,000 for the year ended December 31, 2015. The increase in revenue is mostly attributable from a rising sales volume of commercial and military products in North America.

Revenues from our European operations (Gresham/DPL) decreased 22.6% to $3,044,000 for the year ended December 31, 2016 compared to $3,933,000 for the year ended December 31, 2015. The decrease was primarily attributable to a decrease of military product sales and the impact of a weakening of the British Pound and Euro against the USD.

Gross Profit Margins

Gross margins were 35.62% for the year ended December 31, 2016, compared to 34.9% for the year ended December 31, 2015. The slight increase in gross margins for the year ended December 31, 2016 compared to the prior year 2015 was mainly attributable to the increase in profitability of our commercial products sold by our U.S. operations.

Engineering and Product Development

Engineering and product development expenses were $709,000, or 9.3% of revenues, for the year ended December 31, 2016, compared to $894,000, or 11.5% of revenues, for the year ended December 31, 2015. The overall decrease in our engineering and product development expenses for the comparative year was primarily related to the completion of custom product development efforts for medical and broadband applications, which lowered the amount of outside contracted engineering services incurred by our U.S. operations.

Selling and Marketing

Selling and marketing expenses were $916,000, or 12.1% of revenues, for the year ended December 31, 2016, compared to $1,195,000, or 15.4% of revenues, for the year ended December 31, 2015. The decrease in sales and marketing expenses for the comparative period was primarily the result of reduction in sales staff. The decrease in selling and marketing expenses for the year ended December 31, 2016 compared to the year ended December 31, 2015 was primarily the result of a temporary decrease in direct manpower cost due to a reduced headcount. In July 2015 the Company hired two senior sales who were dismissed in December 2015.

General and Administrative

General and administrative expenses were $2,300,000, or 30.29% of revenues, for the year ended December 31, 2016, compared to $1,627,000, or 20.9% of revenues, for the year ended December 31, 2015. The increase in our general and administrative expenses for the comparative period was mainly due to higher stock based compensation expenses which accounted for a $322,000 increase from 2015 to 2016, an increase in legal costs related to the Telkoor and Philou Ventures transaction and an increase in investor relationship costs.

Impairment of investment

No impairment related to our investment in Telkoor was recognized for the year ended December 31, 2016. For the year ended December 31, 2015, we recognized an $110,000 impairment expense related to our Telkoor investment. On September 22, 2016, we sold our investment in Telkoor back to Telkoor for $90,000 which was equal to the carrying amount of the investment.

Other Income, Net

Other income, net was $77,000 for the year ended December 31, 2016 and consisted of foreign currency transaction gains of $110,000 offset by non-cash interest expense resulting from the accretion of discount on our 12% Secured Convertible Note plus contractual interest compared to $16,000 for the year ended December 31, 2015 which consisted only of foreign currency transaction gains.

Net Loss

For the year ended December 31, 2016, we had a net loss of $1,122,000 compared to a net loss of $1,096,000 for the year ended December 31, 2015.

Other comprehensive income (loss)

Other comprehensive loss was $362,000 and $100,000, respectively, for the years ended December 31, 2016 and 2015. The significant other comprehensive loss for the year ended December 31, 2016, which decreased our equity reflects the impact of the weakening of the British Pound on the equity of our UK-based subsidiary DPL following the referendum in the UK on membership in the European Union.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported assets, liabilities, revenues, and expenses in the accompanying consolidated financial statements. Critical accounting policies are those that require the most subjective and complex judgments, often employing the use of estimates about the effect of matters that are inherently uncertain. The following are considered our most critical accounting policies that, under different conditions or using different assumption or estimates, could show materially different results on our financial condition and results of operations.

Revenue Recognition

Revenue from product sales is recognized in accordance with the provisions of ASC 605-15, "Revenue Recognition in Financial Statements", when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred (when risk of loss and title have transferred to the customer), the sale price is fixed or determinable and collection is reasonably assured.

We generally use customer purchase orders and contracts to determine the existence of an arrangement. Shipping documents and customer acceptance, when applicable, are used to verify delivery. We assess whether the sales price is fixed or determinable based on the payment terms associated with the transaction and whether the price is subject to refund or adjustment. We assess collectability based primarily on the creditworthiness of the customer as determined by credit checks and analysis, as well as the customer’s payment history.

Revenue on shipments to distributors and resellers is recognized on delivery. Generally, we do not grant a right of return. However, certain distributors are allowed, in the sixth month after the initial stock purchase, to rotate stock that has not been sold for other products. Revenues subject to stock rotation rights are deferred until the products are sold to the end customer or until the rotation rights expire.

Inventory Obsolescence Accruals

We periodically assess our inventory valuation by reviewing revenue forecasts and technological obsolescence. We write down the value of obsolete or unmarketable inventory to the estimated net realizable value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs would be necessary.

During 2016 and 2015, we recorded inventory write-down of $84,000 and $9,000, respectively.

Allowance for Doubtful Accounts

Our accounts receivable are derived from sales to customers located primarily in the U.S. and Europe. We perform ongoing credit evaluations of our customers’ financial condition and currently require no collateral from our customers. An allowance for doubtful accounts for estimated losses is maintained in anticipation of the inability of customers to make required payments. The allowance for doubtful accounts as of December 31, 2016 and 2015 was $32,000 and $0, respectively. When we become aware that a specific customer is unable to meet its financial obligations as a result of bankruptcy or the deterioration of the customer’s operating results or financial position, for example, we record a specific allowance to reflect the level of credit risk in the customer’s outstanding receivable balance.  We are not able to predict changes in the financial condition of customers, and if the condition or circumstances of our customers deteriorates, estimates of the recoverability of trade receivables could be materially affected and we may be required to record additional allowances.  Alternatively, if our estimates are determined to be greater than the actual amounts necessary, we may decrease a portion of such allowance in future periods based on actual collection experience.

Marketable Securities

We classify our investment in shares of common stock of Telkoor and Avalanche International Corp. (“Avalanche”) in accordance with Accounting Standards Codification (ASC) 320, "Investment in Debt and Equity Securities" (ASC No. 320”) and ASC 325, “Investment – Other” (“ASC No. 325’). Marketable securities classified as “available for sale securities” are carried at fair value, based on quoted market prices. Unrealized gains and losses are reported in a separate component of shareholder’s equity in "accumulated other comprehensive loss" in equity. When evaluating the investment for other-than-temporary impairment, we review factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and any changes thereto, and our intent to sell, or whether it is more likely than not that we will be required to sell the investment before recovery of the investment's amortized cost basis.

Equity securities that do not have readily determinable fair values (i.e., non-marketable equity securities) and are not required to be accounted for under the equity method are typically carried at cost (i.e., cost method investments), as described in ASC 325-20.

We did not record any impairment of our investments in Telkoor or Avalanche during the year ended December 31, 2016. For the year ended December 31, 2015, we recognized an impairment of our investment in Telkoor in the amount of $110,000. On September 22, 1016, we sold our shares in Telkoor back to Telkoor for $90,000 which represented our book value.

Equity-based Compensation Expense

We account for equity-based compensation in accordance with ASC 718, “Compensation – Stock compensation” ("ASC 718"). Under the fair value recognition provisions of this statement, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense over the requisite service periods. Determining the fair value of share-based awards at the grant date requires the exercise of judgment, including the amount of share-based awards that are expected to be forfeited. Estimated forfeitures are based on historical pre-vesting forfeitures. If actual results differ from these estimates, equity-based compensation expense, and therefore our results of operations, could be impacted.

We estimate the fair value of stock options granted under ASC 718, using the Black-Scholes option-pricing model, which uses the following assumption:

Expected volatility is based on historical volatility, which is representative of future volatility over the expected term of the options. The expected term of options granted was determined based on the simplified method, which is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The risk free interest rate is based on the yield of U.S. Treasury bonds with equivalent terms. The dividend yield is based on our historical and future expectation of dividends payouts. We have not paid cash dividends historically and have no plans to pay cash dividends in the foreseeable future.

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with applicable GAAP. ASC 815 “Derivatives and Hedging Activities,” (“ASC 815”) requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under other applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC 470-20 “Debt with Conversion and Other Options” (“ASC 470-20”). Under ASC 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC 815. Under ASC 815, a portion of the proceeds received upon the issuance of the hybrid contract are allocated to the fair value of the derivative. The derivative is subsequently marked to market at each reporting date based on current fair value, with the changes in fair value reported in results of operations.

Common Stock Warrants

The Company classifies as equity any warrants that (i) require physical settlement or net-share settlement or (ii) provide the Company with a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies as assets or liabilities any warrants that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the Company’s control), (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement) or (iii) that contain reset provisions that do not qualify for the scope exception. The Company assesses classification of its common stock warrants and other freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company’s freestanding derivatives consist of warrants to purchase common stock that were issued in connection with its (i) convertible notes, (ii) equity funding, and (iii) officer of the Company for the services. The Company evaluated these warrants to assess their proper classification and determined that the common stock warrants meet the criteria for equity or liability classification in the balance sheet. The warrants classified as liability are initially recorded at fair value, with gains and losses arising from changes in fair value recognized in other income (expense) in the statements of operations at each period end while such instruments remain outstanding

Liquidity and Capital Resources

On December 31, 2016, we had cash and cash equivalents of $996,000 and working capital of $1,963,000. This compares with cash and cash equivalents of $1,241,000 and working capital of $2,659,000 at December 31, 2015. The decrease in cash and cash equivalents was due mainly to operational losses and our investment in Avalanche International in the form convertible notes in the aggregate amount of $1,036,000.

Net cash used in operating activities totaled $358,000 and $529,000 for the years ended December 31, 2016 and December 31, 2015, respectively. The decrease in net cash used in operating activities for the year ended December 31, 2016, was principally due to a decrease in our operating loss.

Net cash used in investing activities was $1,029,000 for the year ended December 31, 2016, compared to net cash used in investing activities of $306,000 for the year ended December 31, 2015. The increase of the net usage of cash from investing activities was primarily related to the investment in Avalanche.

Net cash provided by financing activities was $1,279,000 and $0 for the year ended December 31, 2016 and December 31, 2015, respectively. The increase in financing activities related to the sale of a $530,000 convertible note for net proceeds of $488,000, a term loan of $250,000 and the sale of $541,000 in units consisting of shares of Common stock and warrants to purchase Common Stock.

Subsequent to year end through April 5, 2017, we sold 1,526,667 shares of common stock at $0.60 to $0.75 per share raising, in the aggregate, $970,000 before expenses. In addition, we sold 25,000 shares of Series B Preferred Stock at $10.00 per share in exchange for the cancellation of debt of $250,000.

We expect to continue to incur losses for the foreseeable future and will be required to raise additional capital to continue to support our working capital requirements. We believe that the MLSE purchase order contract of $50 million by MTIX will contribute to generate meaningful revenue and corresponding cash in 2017. In addition, we have been successful over the last 12 months in raising capital to support our working capital requirements. We will anticipate that we will continue to raise capital through public and private equity offerings, debt financings, or other means.   If we are unable to secure additional capital, we may be required to curtail our current operations and take additional measures to reduce costs expenses, including reducing our workforce, eliminating outside consultants, ceasing or reducing review of potential acquisitions and reducing legal fees in order to conserve cash in order to sustain operations and meet our obligations.

Based on the above, we believe that we will have sufficient capital resources to sustain operations through at least the next twelve months from the date of this filing.

Item 7A.	Quantitative and Qualitative Disclosures about Market Risk.

Because we are a smaller reporting company, this section is not applicable

Item 8.	Financial Statements and Supplementary Data.

The financial statements required by this Item 8 are included in this Annual Report following Item 15 hereof. As a smaller reporting company, we are not required to provide supplementary financial information.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

On December 29, 2016, we dismissed Kost Forer Gabbay and Kasierer, a member of Ernst & Young Global (“Kost Forer”) as our independent registered public accounting firm. Our Audit Committee approved the dismissal of Kost Forer. Kost Forer’s report on our consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and 2015 and through December 29, 2016, there were (i) no disagreements with Kost Forer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kost Forer’s satisfaction, would have caused Kost Forer to make reference thereon in their report on the financial statements for the fiscal years ended December 31, 2014 and 2015, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On January 13, 2017, we, as approved by the Audit Committee, appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ended December 31, 2016. During our two most recent fiscal years (fiscal years ended December 31, 2014 and 2015) and during the subsequent interim period through January 13, 2017, neither we nor anyone acting on our behalf consulted with Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Marcum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9A.          Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

As of December 31, 2016, we have carried out an evaluation, under the supervision of, and with the participation of, our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based upon that evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) under the Exchange Act) were effective as of the end of the period covered by the report to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required financial disclosure.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2016. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated 2013 Framework. The 2013 Framework is expected to help organizations design and implement internal control in light of many changes in business and operating environments since the issuance of the original framework, broaden the application of internal control in addressing operation and reporting objectives, and clarify the requirements for determining what constitutes effective internal controls. Our management has concluded that, as of December 31, 2016, our internal control over financial reporting was effective.

This Annual Report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to a provision under the Dodd-Frank Wall Street Reform and Consumer Protection Act which grants a permanent exemption for non-accelerated filers from complying with Section 404(b) of the Sarbanes-Oxley Act of 2002.

Evaluation of Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) during the quarter ended December 31, 2016 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.          Other Information.

None

PART III

Item 10.           Directors, Executive Officers and Corporate Governance.

The following table sets forth the positions and offices presently held by each of our current directors and executive officers and their ages:

Name	Age	Position Held

Milton C. Ault, III(1)	47	Executive Chairman of the Board
Amos Kohn	57	President, Chief Executive Officer, Director
Kristine Ault (2)	47	Director
William B. Horne (2) (4)	49	Director
Robert O. Smith (3) (4)	73	Director
Moti Rosenberg (4)	68	Director
Uri Friedlander	54	Vice President of Finance, Chief Accounting Officer

(1)	Effective March 16, 2017, Mr. Ault was appointed to the Board.
(2)

On October 13, 2016, Kristine Ault and William B. Horne were appointed to the Board. Pursuant to a securities purchase agreement dated September 5, 2016 by and among the Company, Philou Ventures, and Telkoor, Philou Ventures has the right to appoint two members to the Board of Directors.

(3)	On September 22, 2016, Mr. Robert O. Smith was appointed to the board
(4)	Independent Director and Member of the Audit, Compensation and Nominating and Governance Committees.

Each of the directors named above will serve until the next annual meeting of our shareholders or until his respective successor is elected and qualified. Subject to the terms of applicable employment agreements, our executive officers serve at the discretion of our Board.

Mr. Milton “Todd” Ault, III

On March 16, 2017, Mr. Ault, age 47, was appointed Executive Chairman of the Board. Mr. Ault is a seasoned business professional and entrepreneur that has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Mr. Ault founded on February 25, 2016 Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman since. Mr. Ault has served as Chairman of Ault & Company, a holding company since December 2015, and as Chairman of Avalanche International Corp since September 2014, a company whose shares are registered under the Exchange Act. Since January, 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Through this position, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. He was the President, Chief Executive Officer, Director and Chairman of the Board of Zealous, Inc. from August 2007 until June 4, 2010 and again from February 2011 through May 1, 2011. Mr. Ault was a registered representative at Strome Securities, LP, from July 1998 until December 2005, where he was involved in portfolio management and worked on several activism campaigns including Taco Cabana, Jack In The Box (formerly Foodmaker), and 21st Century Holdings Co. Mr. Ault became majority shareholder of Franklin Capital Corp and was elected to its board of directors in July 2004 and became its Chairman and Chief Executive Officer in October 2004 serving until January 2006, and again from July 2006 to January 2007. In April 2005, the company changed its name to Patient Safety Technologies, Inc. (OTCBB:PSTX, OTCQB:PSTX) (“PST”) and purchased SurgiCount Medical, Inc. Stryker Corporation (NYSE:SYK) acquired PST at the beginning of 2014 in a deal valued at approximately one hundred twenty million dollars ($120,000,000). PST’s wholly owned operating subsidiary, SurgiCount Medical, Inc., is the company that developed the SafetySponge® System; a bar coding technology for inventory control that aims to detect and prevent the incidence of foreign objects left in the body after surgery. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Chairman.

Amos Kohn

Amos Kohn, 57, has served as a member of our board of directors since 2003, as our President and Chief Executive Officer since 2008. From March 2011 until August 2013 Mr. Kohn also served as interim Chief Financial Officer. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established, publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis and planning and M&A. Mr. Kohn was Vice President of Business Development at Scopus Video Networks, Inc., a Princeton, New Jersey company that develops and markets digital video networking products (2006-2007); Vice President of Solutions Engineering at ICTV Inc., a leading provider of network-based streaming media technology solutions for digital video and web-driven programming, located in Los Gatos, California (2003-2006); Chief Architect at Liberate Technologies, a leading company in the development of a full range of digital media processing for telecom and cable TV industries, located in San Carlos, California (2000-2003); and Executive Vice President of Engineering and Technology at Golden Channel & Co., the largest cable television multiple-systems operator (MSO) in Israel, where he had executive responsibility for developing and implementing the entire nationwide cable TV system (1989-2000). Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including, but not limited to, power electronics, telecommunications, cable television, broadcast and wireless, as well as his service as a director on our board since 2003, give him the qualifications and skills to serve as one of our directors.

Kristine Ault

Kristine Ault, age 47, serves as one of our directors. She is a seasoned business woman who has served as the managing member of a private holding company that make equity investments in other operating businesses since 2011 and has served as a member of our board of directors since October 2016. Prior to that, she worked in the finance department of Strome Securities, L.P. in Santa Monica, California. Ms. Ault was appointed as Trustee for a private trust in 1997 and currently administers four private trusts. Her work experience ranges from ABC Cable Networks to the vineyards of Sonoma and Napa Valley. Ms. Ault holds a B.A. degree in Radio-Television-Film and minor in Business Administration from California State University Northridge. She also received an A.A in Natural Sciences and Mathematics from Napa Valley College. We believe that Ms. Ault's experiences, attributes and abilities in business administration and accounting with equity investments give her the qualifications and skill set to serve as one of our directors.

William B. Horne

William B. Horne, age 49, serves as one of our independent directors. He has served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) since August 2013 and has served as a member of our board of directors since October 2016. Mr. Horne is a director of and chief financial officer to Avalanche International, Co., a company whose shares of common stock are registered under the Exchange Act. Mr. Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high-tech field, including OptimisCorp, from January 2008 to May 2013, a privately held, diversified healthcare technology company located in Los Angeles, California. Mr. Horne served as the Chief Financial Officer of Patient Safety Technologies, Inc. (OTCBB: PSTX), a medical device company located in Irvine, California, from June 2005 to October 2008 and as the interim Chief Executive Officer from January 2007 to April 2008. In his dual role at Patient Safety Technologies, Mr. Horne was directly responsible for structuring the divestiture of non-core assets, capital financings and debt restructuring. Mr. Horne held the position of Managing Member & Chief Financial Officer of Alaska Wireless Communications, LLC, a privately held, advanced cellular communications company, from its inception in May 2002 until November 2007. Mr. Horne was responsible for negotiating the sale of Alaska Wireless to General Communication Inc. (NASDAQ: GNCMA). From November 1996 to December 2001, Mr. Horne held the position of Chief Financial Officer of The Phoenix Partners, a venture capital limited partnership located in Seattle, Washington. Mr. Horne has also held supervisory positions at Price Waterhouse, LLP and has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Robert Smith, age 73, serves as one of our independent directors. Previously, he served as a member of our Board of Directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Moti Rosenberg

Moti Rosenberg, age 70, serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.'s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion, and brigade commander, head of the training center for all IDF infantry, and head of the Air Force's Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Uri Friedlander

Mr. Friedlander, age 54, has served as Vice President, Chief Accounting officer since October, 2015. Since 1997, Mr. Fridlander has served as the Chief Financial Officer of Telkoor. From 1991 to 1997, Mr. Fridlander was the controller of I.T.L Ltd., a developer of electro optic military systems, and Q.P.S Ltd., a developer of power supplies, units of the Clal Electronics Ltd. Group. From 1986 until 1991 he served as an auditor for Lyboshitz & Kasirer (Arthur Andersen) public accountants. Mr. Friedlander earned a B.A. in accounting and economics from Tel-Aviv University.

Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.          Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of two years. As part of that settlement, Mr. Ault agreed that he would make restitution to certain investors. Mr. Ault did not within the prescribed time period make a restitution payment to certain of the investors as he was unable to locate all of them, nor did he forward the undistributed restitution in the state where the investor was known to have resided, as directed by FINRA.

2.          Mr. Ault was CEO, President and Chairman of Zealous Holdings, Inc. that filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on February 20, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 11 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court. Zealous Holdings, Inc. was not an entity that was entitled to a discharge under the bankruptcy code. As such Zealous Holdings, Inc. did not receive a discharge. Ultimately, Zealous Holdings, Inc. ceased doing business and was permanently closed.

3.          Mr. Ault filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on December 8, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 13 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court and months later, the petition being withdrawn and dismissed without prejudice.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships. Milton C. Ault, III and Kristine Ault are spouses.

Board and Committee Membership

Our Board is currently composed of five members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nominating and Governance Committee. The membership and the function of each of the committees are described below. Our Board may, from time to time, establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee can be found on our website at www.digipwr.com.

Audit Committee

Messrs. Horne, Smith, and Rosenberg currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE MKT. Our Board has also determined that Mr. Horne qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE MKT Rules.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Horne, Smith, and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE MKT. Mr. Smith serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Smith, Horne, and Rosenberg currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE MKT. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of shareholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  Executive officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.  Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the during current fiscal year and the year ended December 31, 2016, all such filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled with the following exceptions.

During the fiscal year 2016, Messrs. Horne, Smith and Rosenberg, and Ms. Ault each inadvertently filed late one Form 4 reporting one transaction and Mr. Kohn inadvertently file three Forms 4s late reporting eight transactions.

Code of Ethics

We have adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions (collectively, the “Financial Managers”). The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our President and CEO, Amos Kohn, we will provide without charge, a copy of our Code of Ethical Conduct.

ITEM 11.         EXECUTIVE COMPENSATION.

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2016 and 2015, by our Chief Executive Officer (“Named Executive Officer”). Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer as no other officer met the definition of Named Executive Officer within the meaning of SEC rules.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)(2)	Total ($)
Amos Kohn	2016	$234,866	-	-	$366,409	-	-	$36,269	$637,564
Chief Executive Officer	2015	$215,118	-	-	$120,184	-	-	$43,677	$378,979

(1)

Represents the equity-based compensation expenses recorded in our consolidated financial statements for the year ended December 31, 2016, based upon the option’s fair value on the grant date, calculated in accordance with accounting guidance for equity-based compensation. For a discussion of the assumptions used in reaching this valuation, see Note 8 to our consolidated financial statements for the year ended December 31, 2016.

(2)	The amounts in "All Other Compensation" consist of health insurance benefits, long-term and short-term disability insurance benefits, and 401K matching amounts.

Employment Agreement with Amos Kohn

On November 30, 2016, as amended on February 22, 2017, the Company entered into an employment agreement with Amos Kohn to serve as President and Chief Executive Officer with an effective date of September 22, 2016.

For his services, Mr. Kohn will be paid a salary of $300,000 per annum increasing to $350,000 per annum provided that the Company achieves revenues in the aggregate amount of at least $10,000,000 as determined in accordance with U.S. GAAP for the trailing four calendar quarters.

In addition, Mr. Kohn shall be eligible for an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee after conferring with Mr. Kohn. The target amount of Mr. Kohn’s annual performance bonus shall be 25% to 50% of his then annual base salary but may be greater upon mutual agreement between Mr. Kohn and the compensation committee.

Further, Mr. Kohn is entitled to receive equity participation as follows: (i) ten-year warrants to purchase 317,460 shares of the Company's Common Stock (the "Warrant Grant") at an exercise price of $0.01 per share subject to vesting quarterly over two years effective January 1, 2017; and (ii) ten-year options to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The option to purchase 1,000,000 shares of Common Stock is subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of common stock shall vest ratably over twelve months beginning with the first month after the effective date. As part of the grant of the options to purchase 1,000,000 shares, Mr. Kohn forfeited options to purchase 535,000 shares of common stock previously granted to him under the Company’s Incentive Share Option Plans.

In the event that Mr. Kohn is terminated by the Company without cause, or if Mr. Kohn resigns for good reason, Mr. Kohn shall be entitled to (i) all annual salary earned prior to the termination date, any earned but unpaid portion of Mr. Kohn’s annual performance bonus for the year preceding in which such termination occurred and any earned but unpaid paid time off; (ii) an amount equal to 100% of Mr. Kohn’s then in effect annual base salary plus an additional 1/12th of Mr. Kohn’s annual base salary for each year of employment with the Company prior to such termination; (iii) an amount equal to the average of Mr. Kohn’s two prior years’ annual bonuses (with such average not to exceed 50% of the Mr. Kohn’s annual base salary in effect at the time of termination) prorated for the portion of the year that executive was employed; (iv) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and held by Mr. Kohn through the termination date and the Company’s right to repurchase Mr. Kohn’s restricted stock shall cease; and (v) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at Company expense for a period of not less than 18 months.

If Mr. Kohn is terminated without cause, or resigns for good reason within 12 months of a change of control, Mr. Kohn shall be entitled to receive: (i) payment in a lump sum of Mr. Kohn annual base salary for 24 months and any accrued, unused paid time-off; (ii) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and the Company’s right to repurchase Mr. Kohn restricted stock shall cease; and (iii) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at the Company’s expense for a period of not less than 18 months.

Mr. Friedlander

On October 7, 2015 the Compensation Committee agree to pay Mr. Friedlander an annual payment of $58,000 (which includes compensation and business expenses and travel) and granted him 20,000 stock options under the 2012 Stock Option Plan. The options, which will have an exercise price equal to the closing price of the Company’s shares on the close of business on October 7, 2015, vest over a four year period at 25% per year and expire 10 years from the date of grant. Mr. Friedlander does not have an employment contract.

Advisory Vote on Executive Compensation

At the annual meeting of shareholders on December 28, 2016, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. In addition, shareholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2016 to the Named Executive Officer.

	Option Award							Stock Award
Name	Number of securities underlying un exercised options (#) exercisable		Number of securities underlying unexercised options (#) exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of units of stock that have not vested (#)	Equity income plan award: Number of unearned shares, units or other rights that have not vested (#)	Equity income plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Amos Kohn	687,500	(1)	312,500	(1)		$0.65	9/22/27
			317,460	(2)		$0.01	9/22/27

(1)          Effective September 22, 2016, Mr. Kohn was granted options to 1,000,000 shares of Common Stock at $0.65 per share. The options to purchase 1,000,000 shares of Common Stock are subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of common stock shall vest ratably over twelve months beginning with the first month after the effective date.    In connection with the grant of options to purchase 1,000,000 shares of Common Stock, Mr. Kohn forfeited options to purchase 535,000 shares of common stock previously granted to him under the Company’s 2012 Plan.

(2)          Represents warrants to purchase 317,460 shares of the Company's Common Stock at an exercise price of $0.01 per share subject to vesting quarterly over two years beginning January 1, 2017 granted to Mr. Kohn in connection with his employment agreement.

Director Compensation

During 2015, independent directors received $10,000 annually for serving on our Board. Directors are paid quarterly in arrears for their services. For 2016, and thereafter, the Company pays each independent director $20,000 annually, other than Mr. Smith, who will receive $30,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director.

On November 22, 2016, each non-employee director received options to purchase 200,000 shares of Common Stock at an exercise price of $0.70 per share. The options are subject to vesting of which one-third vested immediately and the remaining unvested options will vest equally on the subsequent anniversary dates.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash	Warrant Awards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Robert Smith (1)	$5,000	-	$32,145	(5)	-	-	-	$37,145
Kristine Ault (2)	-		$32,145	(5)				$32,145
William B Horne (2)	$3,333		$32,145	(5)				$35,478
Moti Rosenberg	$11,666		$33,355	(5)				$45,021
Ben-Zion Diamant (3)			$24,693				$85,983	$110,676
Haim Yatim (4)	$13,498		$1,758					$15,256
Israel Levi (4)	$7,500		$1,758					$9,258

(1)	Mr. Smith was appointed to the Board on September 22, 2016.
(2)	Ms. Ault and Mr. Horne were each appointed to the Board on October 13, 2016.
(3)

On September 12, 2011, our Board of Directors approved the payment of monthly consulting fees of $6,000 to Ben-Zion Diamant, our former Chairman of the Board of Directors. On March 21, 2016, the Compensation Committee and Board of Directors approved an increase to the monthly consulting fee to Mr. Diamant to $7,500 effective as of March 21, 2016. Mr. Diamant resigned as a director on September 22, 2016, but as part of a Securities Purchase Agreement by and among the Company, Philou Ventures and Telkoor, Mr. Diamant will continue to receive $7,500 for a period of 18 months from September 5, 2016.

(4)	Messrs. Yatim and Levi each resigned from the board on September 22, 2016.
(5)

Effective November 2016, the non-employee director received options to purchase 200,000 shares at $.70 per share with one-third of the grant to vest immediately and the remaining two-thirds to vest over the remaining two anniversary dates.

Stock Option Plans

On December 28, 2016, the shareholder approve the 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”), under which options to acquire up to 4,000,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2016 Stock Incentive Plan is in addition to the Company’s current 2012 Stock Option Plan, as amended (the “2012 Plan”), which provides for the issuance of a maximum of 1,372,630 shares of the Company’s common stock to be offered to the Company’s directors, officers, employees, and consultants.

The purpose of both the 2016 Stock Incentive Plan and 2012 Plan is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2016, options to purchase 2,266,000 shares of common stock were issued and outstanding, and 3,312,630 shares are available for future issuance, under collectively the 2012 Plan and the 2016 Stock Incentive Plan.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by Digital Power on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary. We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

Item 12.          Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters.

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of March 20, 2017 by (1) each of our current directors; (2) each of the named executive officers listed in the Summary Compensation Table located above in the section entitled “Executive Compensation”; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of March 20, 2017, there were 8,856,851 shares of our common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed below is c/o Digital Power Corporation, 48430 Lakeview Blvd, Fremont, California 94538.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate percent of class
Philou Ventures, LLC P.O. Box 3587 Tustin, CA 92705	2,725,860		30.8%
Amos Kohn	951,865	(1)	9.8%
Uri Friedlander	5,000	(2)	*
Robert Smith	66,667	(3)	*
Moti Rosenberg	66,667	(4)	*
Kristine Ault	2,794,327	(5)	31.3%
Milton Ault, III	2,794,327	(6)	31.3%
William Horne	66,667	(7)	*
All directors and executive officers as a group (seven persons)	3,955,043	(8)	39.5%

Barry W. Blank, P.O. Box 32056, Phoenix, AZ 85064	419,900		4.7%

*           Less than one percent.

(1)	Includes options to purchase 812,500 shares and warrants to purchase 79,365 exercisable within 60 days of March 20, 2017.
(2)	Represents options to purchase 5,000 shares of common stock that are exercisable within 60 days of March 20, 2017.
(3)	Represents options to purchase 66,667 shares of common stock that are exercisable within 60 days of March 20, 2017.
(4)	Represents options to purchase 66,667 shares of common stock that are exercisable within 60 days of March 20, 2017.
(5)	Includes shares owned by Philou Ventures of which Ms. Ault is the Manager. Also includes options to purchase 66,667 shares of common stock that are exercisable within 60 days of March 20, 2017.
(6)	Mr. Ault is the spouse of Kristine Ault. Includes 2,715,610 shares owned by Philou Ventures which may be deemed beneficially owned by Mr. Ault.
(7)	Represents options to purchase 66,667 shares of common stock that are exercisable within 60 days of March 20, 2017.
(8)	Include options and warrants to purchase 1,163,533 shares of common stock that are exercisable within 60 days of March 20, 2017.

ITEM 13.        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following information sets forth certain related transactions between us and certain of our shareholder of directors. Prior to September 22, 2016, Telkoor was our largest shareholder and Telkoor’s Chief Exectuive Officer, Benzi Diamant, was our Chairman of the Board. Effective September 22, 2016, Telkoor sold all of its shares of common stock of the Company to Philou Ventures, and as a result, Philou Ventures is our largest shareholder. Philou Ventures’ Manager is Kristine L. Ault, one of our directors. Ms. Ault is the spouse of Milton C. Ault, III, who is our Executive Chairman of the Board.

Telkoor Telecom, Ltd.

As previously disclosed, on September 5, 2016, we entered into a securities purchase agreement with Philou Ventures, and Telkoor pursuant to which Telkoor agreed to purchase all of Telkoor’s 2,714,610 shares of the common stock in the Company, constituting approximately 40.06% of the then Company’s outstanding shares of common stock. In consideration for such shares, Philou agreed to pay Telkoor $1.5 million.

In conjunction with the securities purchase agreement, we entered into a rescission agreement with Telkoor in order to resolve all financial issues between the parties, including the repurchase by Telkoor of 1,136,666 shares of common stock of Telkoor beneficially owned by us for book value.

Finally, as part of the securities purchase agreement, we have agreed to pay Mr. Diamant $7,500 for a period of eighteen months from September 5, 2016 for consulting services.

Relationship with Telkoor Power Supplies Ltd.

During the years ended December 31, 2016 and 2015, we purchased approximately $0 and $594,000, respectively, of products from Telkoor Power Supplies, Ltd., a wholly-owned subsidiary of our largest then shareholder, Telkoor, of which Ben-Zion Diamant was the Chief Executive Officer and its controlling shareholder. We had no written agreement for the purchase of these products, other than purchase orders that are placed in the ordinary course of business when the products are needed. In January 2016, Telkoor sold its commercial intellectual property to Advice Electronics Ltd. As a result, of that date no further orders have been placed with Telkoor.

Purchase of IP by Digital Power Limited (“DPL”) from Telkoor Power Supplies (“TPS”)

On August 25, 2010, we and our wholly-owned subsidiary, DPL, entered into an agreement with TPS, a wholly-owned subsidiary of our largest then shareholder, Telkoor , of which Mr. Diamant is the Chief Executive Officer and controlling shareholder. Pursuant to such agreement, (1) TPS sold, assigned and conveyed to DPL all of its rights, title and interest in and to the intellectual property associated with the Compact Peripheral Component Interface 600 W AC/DC power supply series (the “Assets”) and (2) DPL granted to TPS an irrevocable license to sell the Assets in Israel on an exclusive basis. In consideration for the purchase of the Assets, DPL paid TPS $480,000. The consideration for the license provided to TPS to sell the Assets in Israel is a royalty fee of 15% of TPS's direct production costs of sales, due on a quarterly basis. In accordance with the agreement, the consideration for the IP may be reduced over a four-year period in the event annual sales for each year between 2011 and 2014 are less than a fixed threshold of units on an annual basis based upon an offset value per unit as described in the agreement. If there is a shortfall in sale of units in one annual period and in the subsequent period we sell more than the fixed unit threshold, this difference will be offset from any reduced consideration in any annual periods between 2011 and 2014. As a result of lower than anticipated sales by our DPL subsidiary of the Compact Peripheral Component Interface 600W AC/DC power supply series (CPCI 600W) through 2013, we amended our agreement with Telkoor (effective January 1, 2014 for the duration of the original agreement or until the shortfall of CPCI 600W product sales will be offset) to include additional products in addition to the original CPCI 600W product. As of December 31, 2015, the shortfall of sales of CPCI 600W products is greater than the outstanding royalties due. In January 2016, Telkoor sold its assets, including its subsidiary TPS, to Advice Electronics Ltd. Following this asset sale, the IP agreement between the Company and Telkoor was terminated.

Acquisition of Shares of Telkoor

On June 16, 2011 we acquired 1,136,666 shares of Telkoor, a then major shareholder of the Company which was listed on the Tel Aviv Stock Exchange, for $0.88 (NIS 3) per share, which represented 8.8% of the outstanding shares of Telkoor. As a result of this transaction, an existing manufacturing agreement between Digital Power and Telkoor was updated and extended. Until September 30, 2012 the investment was accounted for as an available-for-sale investment and then reclassified the accounting of the investment at cost less accumulated impairments derived from independent appraisals or available market valuations. As of December 31, 2105 the shares represented 8.4% of the outstanding shares of Telkoor which have since de-listed from the Tel Aviv Stock Exchange.

On September 22, 2016, the Company sold such shares back to Telkoor for $90,000.

Manufacturing Agreements with Telkoor and Advice Electronics Ltd.

On December 31, 2012, we entered into a Manufacturing Rights Agreement (the "Manufacturing Agreement") with Telkoor, pursuant to which among other things, Telkoor granted us the non-exclusive right to directly place purchase orders for certain products from third party manufacturers for the purpose of marketing, selling and distributing the products for telecom, industrial, medical and military market segments in North and South America in consideration for the payment of royalty fees by us to Telkoor. The royalty fees paid by us to Telkoor under the Manufacturing Agreement are between 5% and 25%, depending on the product. The Manufacturing Agreement has a term of five years from the date of signature. During the agreement, Telkoor agreed not to directly or indirectly participate or engage, or assist any other party in engaging or preparing to engage, our customers in North and South America in connection with the sale or distribution of any of the products under the Manufacturing Agreement.

In January 2016, Telkoor sold all its commercial IP to Advice Electronics Ltd. ("Advice”), an Israeli company. As part of the agreement with Advice, we entered into a new agreement with Advice, according to which our manufacturing rights for certain Telkoor products will be granted to us through August 2017 against royalty payments to Advice, after which we will be entitled to distribute the products under our branding until December 2020.

Philou Ventures, LLC

On March 9, 2017, we entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with Philou Ventures. Philou Ventures is the Company’s largest stockholder and Kristine L. Ault, one of our directors, controls and is a Manager of Philou Ventures. Pursuant to the terms of the Purchase Agreement, Philou Ventures will invest up to $5,000,000 in us through the purchase of Series B Preferred Stock (“Preferred Stock”) over the Term, as specified herein. Each share of Preferred Stock shall be purchased at $10.00 up to a maximum issuance of 500,000 shares of Preferred Stock. Philou Ventures guarantees to purchase by May 31, 2017, the greater of: (i) 100,000 shares of Preferred Stock or (ii) a sufficient number of shares of Preferred Stock to ensure that we have sufficient stockholders’ equity to meet the minimum continued listing standards of the NYSE MKT. In addition, for as long as the Preferred Stock is outstanding, Philou Ventures agrees to purchase additional shares of Preferred Stock in a sufficient amount in order us to meet the NYSE MKT’s minimum stockholders’ equity continued listing requirement subject to the maximum number of 500,000 shares of Preferred Stock (collectively, “Guaranteed Purchases”). In addition, at any time during the Term, Philou Ventures may in its sole and absolute discretion purchase additional shares of Preferred Stock, up to the 500,000 share maximum (“Voluntary Purchases”). All consideration for Voluntary Purchases shall be delivered through a series of varying payments (“Payments”) by Philou Ventures, at its sole and absolute discretion, during the period commencing on the closing date and ending 36 months therefrom (the “Term”). We have the right to request, with 90-day written notice to Philou Ventures, that Guaranteed Purchases be accelerated to meet deadlines for maintaining the minimum stockholders’ equity required by the NYSE MKT. The Preferred Stock shall not be callable by us for 25 years from the closing date.

In addition, for each share of Preferred Stock purchased by Philou Ventures, Philou Ventures will receive warrants to purchase shares of common stock in a number equal to the stated value of each share of Preferred Stock of $10.00 purchased divided by $0.70 at an exercise price equal to $0.70 per share of common stock

Further, Philou Ventures shall have the right to participate our future financings under substantially the same terms and conditions as other investors in those respective financings in order to maintain its then percentage ownership interest us Philou Ventures’ right to participate in such financings shall accrue and accumulate provided that it still owns at least 100,000 shares of Preferred Stock.

Finally, in order to meet the requirement of the NYSE Mkt Rule 713, Philou Ventures will not (i) vote the shares of Preferred Stock; (ii) convert such shares of Preferred Stock into shares of Common Stock or (iii) exercise its rights under the Warrant until the requirement of NYSE Mkt Rule 713 has been met at a meeting, or by the requisite written consent, of the holders of the outstanding shares of Common Stock.

On December 29, 2016, MCKEA Holdings lent us $250,000 in the form of a demand note bearing simple interest at 6.0%. Kristine L. Ault is the managing member of MCKEA Holdings, which in turn, is the member of Philou Ventures. On March 24, 2017, MCKEA Holdings cancelled the $250,000 demand note to purchase 25,000 shares of Preferred Stock and received warrants to purchase 357,143 shares of common stock at $0.70 per share.

Avalanche International, Corp.

During the quarter ended December 31, 2016, Avalanche International, Corp. (“Avalanche”) issued to the Company two $525,000 12% Convertible Promissory Notes, with identical terms, dated October 5, 2016 and November 30, 2016. In consideration for the issuance of the Notes, the Company loaned $1,000,000 to Avalanche of which $950,000 was funded as of December 31, 2016, and the remaining $50,000 was funded on February 17, 2016. The Notes, in the aggregate principal amount of $1,050,000, include an original issue discount of $50,000. The Notes accrue simple interest at 12% per annum and are convertible into shares of Avalanche common stock at $0.74536 per share.

At any time after six months from the date of the Notes, the Company may convert the principal and interest into shares of Avalanche common stock. The conversion price of the Notes is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Notes contain standard and customary events of default including, but not limited to failure to make payments when due under the Notes and bankruptcy or insolvency of Avalanche.

On February 22, 2017, subsequent to year-end, Avalanche issued the Company a third $525,000 12% Convertible Promissory Note (the “Third Note”). During the period from February 22, 2017 to March 3, 2017, the Company funded $172,371 pursuant to this Third Note.

Avalanche is a holding company which on March 3, 2017, entered into a share exchange agreement with MTIX and the three shareholders of MTIX. Upon the terms and subject to the conditions set forth in the share exchange agreement, Avalanche will acquire MTIX from the sellers through the transfer of all issued and outstanding ordinary shares of MTIX by the sellers to Avalanche. MTIX has developed a cost effective and environment friendly material synthesis technology for textile applications utilizing the proprietary MLSE™ system which uses a combination of high voltage plasma and laser energy to imbue fabrics with desirable technical characteristics. On March 15, 2017, the Company announced that it had entered into a $50 million purchase order with MTIX to manufacture, install and service fabric treatment machines that utilize MTIX’s proprietary MLSE™ system.

Milton C. Ault, III and William Horne, two of our directors, are directors of Avalanche. In addition, based on Avalanche’s Form 10-K for the year ended December 31, 2015, Philou Ventures is the largest shareholder of Avalanche. Philou Ventures is our largest shareholder, and Kristine L. Ault, Milton C. Ault, III’s spouse, is the manager for Philou Ventures.

ITEM 14.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Marcum LLP serves as our independent registered public accounting firm for the year ended December 31, 2016. Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Kost Forer”) was our prior independent registered public accounting firm.

Fees and Services

The following table shows the aggregate fees billed to us for professional services by Marcum LLP and Kost Forer, respectively, for the years ended December 31, 2016 and 2015:

	2016	2015
Audit Fees	$129,545	$100,000
Audit Related Fees
Tax Fees
All Other Fees
Total	$129,545	$100,000

Audit Fee. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended December 31, 2016 and 2015, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2016 and 2015, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under "Audit Fees," and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

PART IV

ITEM 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits

3.1	Amended and Restated Articles of Incorporation of Digital Power Corporation (1)
3.2	Amendment to the Articles of Incorporation (1)
3.3	Amendment to the Articles of Incorporation (2)
3.4	Certificate of Determination; Series B Preferred Stock (3)
3.4	Bylaws of Digital Power Corporation (1)
10.1	Avalanche International $500,000 12% Senior Secured Note
10.2	Employment Agreement, as amended, with Amos Kohn * (5)
10.3	2012 Stock Option Plan, as amended (6)
10.4	Manufacturing and Distribution Rights Agreement, dated January 7, 2016, by and between the Company and Advice Electronics Ltd. (7)
10.6	Securities Purchase Agreement among the Company, Philou Ventures, LLC and Telkoor Telecom. (8)
10.7	Rescission Agreement with Telkoor Telecom (9)
10.8	Form of 12% Secured Convertible Note (10)
10.9	Digital Power Corporation 2016 Stock Incentive Plan (11)
10.10	Preferred Stock Securities Agreement (12)
10.11	2016 Stock Incentive Plan (13)
21.1	Digital Power Limited
23.1	Consent of Kost Forer Gabbay & Kasierer
23.2	Consent of Marcum, LLP
31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act
31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act
32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act

(1)	Previously filed with the Commission on October 16, 1996 as an exhibit to the Company’s Registration Statement on Form SB-2.
(2)	Previously filed with the Commission as Exhibit 3.1 to the Company’s Form 8-K filed December 9, 2013.
(3)	Previously filed with the Commission as Exhibit 3.1 to the Company’s Form 8-K filed March 9, 2017.
(4)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed on October 22, 2007.
(5)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed on December 5, 2016, as amended with such amendment filed on Form 8-K on March 27, 2017.
(6)	Previously filed with the Commission as Exhibit A to the Company’s DEF-14A filed on June 26, 2013.
(7)	Previously filed with the Commission on Form 10-K for the year ended December 31, 2015 on March 30, 2016.

(8)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed September 9, 2016.
(9)	Previously filed with the Commission as Exhibit 10.2 to the Company’s Form 8-K filed September 9, 2016.
(10)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed October 27, 2016
(11)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed December 30, 2016
(12)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed on March 9, 2017.
(13)	Previously filed with the Commission as Exhibit 10.1 to the Company’s Form 8-K filed on December 30, 2016.

101.INS	XBRL Instance Document‡
101.SCH	XBRL Taxonomy Extension Schema Document‡
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document‡
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document‡
101.LAB	XBRL Taxonomy Extension Label Linkbase Document‡
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document‡

Footnotes to Exhibit Index

‡     XBRL information is furnished and not filed for purpose of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and is not subject to liability under those sections, is not part of any registration statement or prospectus to which it relates and is not incorporated or deemed to be incorporated by reference into any registration statement, prospectus or other document.

*Management contract or compensatory plan or arrangement.

SIGNATURES

           In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 10, 2017

DIGITAL POWER CORPORATION

By: /s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Uri Friedlander
V.P of Finance
(Principal Accounting Officer)

In accordance with the Exchange Act, this report has been signed below by the following person on behalf of the registrant and in the capacities indicated.

/s/ Milton C. Ault, III

Milton “Todd” Ault, III, Executive Chairman of the Board

/s/ Amos Kohn

Amos Kohn, President, Chief Executive Officer, and Director

/s/ Kristine Ault

Kristine Ault, Director

/s/ William Horne

William Horne, Director

/s/ Moti Rosenberg

Moti Rosenberg, Director

/s/ Robert O. Smith

Robert O. Smith, Director

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015

INDEX

Page

Reports of Independent Registered Public Accounting Firms	A-47 and A-48

Consolidated Balance Sheets	A-49 - A-50

Consolidated Statements of Operations	A-51

Consolidated Statements of Comprehensive Loss	A-52

Consolidated Statements of Changes in Stockholders' Equity	A-53

Consolidated Statements of Cash Flows	A-54

Notes to Consolidated Financial Statements	A-55 - A-78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

DIGITAL POWER CORPORATION

We have audited the accompanying consolidated balance sheet of Digital Power Corporation (the "Company") and subsidiary as of December 31, 2015, and the related consolidated statements of operations, comprehensive loss, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and subsidiary at December 31, 2015, and the consolidated results of its operations and its cash flows for year then ended in conformity with U.S. generally accepted accounting principles.

/s/ KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
March 30, 2016	A Member of Ernst & Young Global

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

Of Digital Power Corporation and Subsidiary.

We have audited the accompanying consolidated balance sheet of Digital Power Corporation and Subsidiary (the “Company”) as of December 31, 2016, and the related consolidated statements of operations, comprehensive loss, changes in stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Digital Power Corporation and Subsidiary, as of December 31, 2016, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Marcum llp

New York, NY
April 10, 2017

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	As of December 31,
	2016	2015
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$996	$1,241
Accounts receivable, net	1,439	1,240
Accounts receivable – related party	-	77
Inventories, net	1,122	1,542
Prepaid expenses and other current assets	285	187
Total current assets	3,842	4,287

Property and equipment, net	570	709
Investments, - related parties, net of original issue discount of $45 and $0, respectively.	1,036	90
Deposits	24	13

TOTAL ASSETS	$5,472	$5,099

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS (continued)

U.S. dollars in thousands

	As of December 31,
	2016	2015
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,231	$937
Note payable – related party	250	-
Advances from customers and deferred revenues	-	211
Other current liabilities	398	480
Total current liabilities	1,879	1,628

Convertible notes – related party, net of unamortized issuance discount of $497	34	-

Total liabilities	1,913	1,628

COMMITMENTS

STOCKHOLDERS’ EQUITY
Series A Redeemable Convertible Preferred Stock, no par value, - 500,000 shares authorized; 0 shares issued and outstanding at December 31, 2016 and 2015.	-	-
Preferred Stock, no par value – 1,500,000 shares authorized; 0 shares issued and outstanding at December 31, 2016 and 2015.	-	-
Common Stock, no par value – 30,000,000 shares authorized; 7,677,637 and 6,775,971 shares issued and outstanding at December 31, 2016 and 2015, respectively.	-	-
Additional paid-in-capital	16,537	14,965
Accumulated deficit	(12,158)	(11,036)
Accumulated other comprehensive loss	(820)	(458)

Total stockholder’s equity	3,559	3,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,472	$5,099

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. dollars in thousands (except per share data)

	For the Years Ended December 31,
	2016	2015

Revenues	$7,596	$7,766

Cost of revenues	4,890	5,053

Gross profit	2,706	2,713

Operating expenses:
Engineering and product development	709	894
Selling and marketing	916	1,195
General and administrative	2,300	1,627

Total operating expenses	3,925	3,716

Operating loss	(1,219)	(1,003)

Other income and expenses:
Impairment of investment – related party	-	(110)
Other income, net	77	16

Total other income and (expenses)	77	(94)

Loss before income tax benefits	(1,142)	(1,097)

Benefit for income taxes	20	1

Net loss	$(1,122)	$(1,096)

Net loss per common share – Basic and diluted	$(0.16)	$(0.16)

Weighted average shares of common stock – Basic and diluted	6,917	6,776

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

U.S. dollars in thousands

	For the Years Ended December 31,
	2016	2015

Net Loss	$(1,122)	$(1,096)

Other comprehensive loss:

Change in foreign currency translation adjustment	(362)	(100)

Comprehensive loss	$(1,484)	$(1,196)

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2016 and 2015

U.S. dollars in thousands (except share data)

	Common stock	Additional paid-in- capital	Accumulated Deficit	Other Accumulated comprehensive loss	Total stockholders’ equity
Balance at January 1, 2015	6,775,971	$14,739	$(9,940)	$(358)	$4,441
Stock-based compensation – options	-	226	-	-	226
Comprehensive loss:
Net loss	-	-	(1,096)	-	(1,096)
Foreign currency translation loss	-	-	-	(100)	(100)
Balance at December 31, 2015	6,775,971	14,965	(11,036)	(458)	3,471
Stock-based compensation – options	-	520	-	-	520
Stock-based compensation - warrants	-	23	-	-	23
Issuance of common stock and warrants for cash	901,666	541	-	-	541
Beneficial conversion feature in connection with convertible notes	-	329	-	-	329
Fair value warrants issued in connection with convertible notes	-	159	-	-	159
Comprehensive loss:
Net loss	-	-	(1,122)	-	(1,122)
Foreign currency translation loss	-	-	-	(362)	(362)

Balance at December 31, 2016	7,677,637	$16,537	$(12,158)	$(820)	$3,559

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. dollars in thousands

	For the Years Ended December 31,
	2016	2015

Cash flows from operating activities:

Net loss	$(1,122)	$(1,096)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	161	214
Amortization of debt discount	34	-
Accretion of discount on note receivable	(2)	-
Provision for bad debts	32	-
Reserve for inventory	68	9
Impairment of investment – related party	-	110
Stock-based compensation	543	226
Changes in operating assets and liabilities:
Accounts receivable	(311)	288
Accounts receivable – related party	77	-
Inventories	209	57
Prepaid expenses and other current assets	(119)	(14)
Other assets	(11)	-
Accounts payable	322	(258)
Advances from customers and deferred revenues	(181)	-
Other current liabilities	(58)	(65)

Net cash used in operating activities	(358)	(529)

Cash flows from investing activities:
Purchase of property and equipment	(85)	(306)
Proceeds from sale of investment – related party	90	-
Investments – related party	(1,034)	-

Net cash used in investing activities	(1,029)	(306)

Cash flows from financing activities:
Proceeds from sales of common stock and warrants	541	-
Net proceeds from issuances of convertible notes – related party	488	-
Proceeds from short term loan – related party	250	-

Net cash provided by financing activities	1,279	-

Effect of exchange rate on cash and cash equivalents	(137)	(34)

Decrease in cash and cash equivalents	(245)	(869)
Cash and cash equivalents - Beginning of the year	1,241	2,110

Cash and cash equivalents - End of the year	$996	$1,241

The accompanying notes are an integral part of these consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016 and 2015

U.S. dollars in thousands (except share and per share data)

NOTE 1: GENERAL

Digital Power Corporation ("DPC") was incorporated in 1969, under the General Corporation Law of the State of California. DPC and Digital Power Limited ("DPL"), a wholly owned subsidiary, located in the United Kingdom (DPC and DPL collectively the “Company”), are currently engaged in the design, manufacture and sale of switching power supplies and converters. The Company has two reportable geographic segments - North America (sales through DPC) and Europe (sales through DPL).

NOTE 2: LIQUIDITY, FINANCIAL CONDITION AND MANAGEMENT’S PLANS

The Company incurred a net loss of $1,122 for the year ended December 31, 2016 and had an accumulated deficit of $12,158 at December 31, 2016 from having incurred losses since its inception. The Company had $1,963 of working capital at December 31, 2016 and used approximately $358 of cash in its operating activities during the year ended December 31, 2016. The Company has financed its operations principally through issuances of convertible debt, a promissory note and equity securities.

On September 5, 2016, the Company entered into a rescission agreement with Telkoor Telecom Ltd., a related party entity, pursuant to which the Company sold back its investment of 1,136,666 shares of common stock of Telkoor at its carrying value of $90. (See Note 7).

On October 21, 2016, the Company issued a 12% convertible secured note in the principal amount of $530 to an existing stockholder of the Company for a net proceeds of $488 (See Note 10).

On November 15, 2016, the Company sold 901,666 units for aggregate proceeds of $541, each unit consisted of a share of common stock and a warrant to purchase one share of common stock (See Note 10).

On December 29, 2016, the Company entered into an agreement with MCKEA Holdings, LLC (“MCKEA”), a related party, for a demand promissory note in the amount of $250 bearing interest at the rate of 6% per annum (See Note 9).

During the fourth quarter of 2016, the Company invested $950 in Avalanche International Corporation (“AVLP”), a related party entity, through convertible notes with an aggregate face value of $997, additionally, the Company acquired shares of common stock of AVLP for approximately $84 (see Note 7).

In February 2017, the Company issued demand promissory notes and warrants to purchase 333,333 shares of common stock at $ 0.70 per share for aggregate proceeds of $400. Further in February 2017, the holders of $400 in demand promissory notes agreed to extinguish their $400 of debt by purchasing 666,667 shares of common stock of the Company at $0.60 per share (See Note 16).

On March 9, 2017, the Company entered into a preferred stock purchase agreement with Philou Ventures LLC (“Philou”), a related party entity, pursuant to which Philou agreed to invest up to $5,000,000 in the Company through the purchase of Series B Preferred Stock over a term of 36 months (See Note 13). On March 24, 2017, Philou purchased 25,000 shares of Series B Preferred Stock pursuant to the preferred stock purchase agreement in consideration of cancellation of Company debt of $250 due to MCKEA.

On March 15, 2017, Company entered into a subscription agreement with one investor for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300.

In March 2017, the Company was awarded a 3-year, $50 million purchase order by MTIX Ltd. (“MTIX") to manufacture, install and service the Multiplex Laser Surface Enhancement (‘MLSE) plasma-laser system (See Note 14).

On March 28, 2017, the Company issued $270 in demand promissory notes to several investors, then on April 5, 2017, the Company canceled these promissory notes by issuing 360,000 shares of common stock at $0.75 per share, in addition, the Company also issued warrants to purchase 180,000 shares of common stock at $0.90 per share to these investors (See Note 16).

The Company expects to continue to incur losses for the foreseeable future and needs raise additional capital to continue its business development initiatives and to support its working capital requirements. Management believes that the MLSE purchase order of $50 million will be a source of revenue and generating cash flows. Management believes that the Company has access to capital resources through potential public or private issuance of debt or equity securities. If the Company is unable to raise additional capital, it may be required to curtail operations and take additional measures to reduce costs, including reducing its workforce, eliminating outside consultants and reducing legal fees in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations.

Based on the above, management believes that the Company has sufficient capital resources to sustain operations through at least April 10, 2018.

NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of DPC and its wholly-owned subsidiary, DPL. All significant intercompany accounts and transactions have been eliminated in consolidation. In addition, DPC and DPL share certain employees and various costs. Such expenses are principally paid by DPC. Due to the nature of the parent and subsidiary relationship, the individual financial position and operating results of DPC and DPL may be different from those that would have been obtained had they been autonomous.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Key estimates include fair value of certain financial instruments, reserve for trade receivables and inventories, carrying amounts of investments, accruals of certain liabilities, and deferred income taxes and related valuation allowance.

Foreign Currency Translation

A substantial portion of the Company’s revenues are generated in U.S. dollars ("U.S. dollar"). In addition, a substantial portion of the Company’s costs are incurred in U.S. dollars. Company management has determined that the U.S. dollar is the currency of the primary economic environment in which it operates.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are re-measured into U.S. dollars in accordance with Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) No. 830, Foreign Currency Matters ("ASC No. 830"). All transaction gains and losses from the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of the DPL, whose functional currency has been determined to be its local currency, British Pound (“GBP”), have been translated into U.S. dollars in accordance with ASC No. 830.  All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate in effect for the reporting period. The resulting translation adjustments are reported as other comprehensive income (loss) in the consolidated statement of comprehensive income (loss) and accumulated comprehensive income (loss) in statement of changes in stockholders' equity.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The Company’s cash is maintained in checking accounts, money market funds and certificates of deposits with reputable financial institutions. These balances may, at times, exceed the U.S. Federal Deposit Insurance Corporation insurance limits. The Company has cash and cash equivalents of $736 and $868 at December 31, 2016 and 2015, respectively, in the United Kingdom (“U.K”). The Company has not experienced any losses on deposits of cash and cash equivalents.

Marketable Securities

The Company classifies its investments in shares of common stock of Telkoor and AVLP in accordance with ASC No. 320, Investment in Debt and Equity Securities (“ASC No. 320”) and ASC No. 325, Investment – Other (“ASC No. 325”). Marketable securities classified as “available-for-sale securities” and carried at fair value, based on quoted market prices. Unrealized gains and losses are reported in a separate component of stockholder’s equity in “accumulated other comprehensive loss” in equity. When evaluating the investment for other-than-temporary impairment, the Company reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and any changes thereto, and the Company’s intent to sell, or whether it is more likely than not that it will be required to sell, the investment before recovery of the investment’s amortized cost basis.

Equity securities that do not have readily determinable fair values (i.e., non-marketable equity securities) and are not required to be accounted for under the equity method are typically carried at cost (i.e., cost method investments), as described in ASC No. 325-20.

The Company classifies its investment in debt securities of AVLP in accordance with ASC No. 320 and ASC No. 825. Investment in convertible promissory notes in AVLP is classified as available-for-sale securities and is carried at fair value based on quoted market prices. Unrealized gains and losses are reported in a separate component of stockholder’s equity in “accumulated other comprehensive loss” in equity. When evaluating the investment for other-than-temporary impairment, the Company reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and any changes thereto, and the Company’s intent to sell, or whether it is more likely than not that it will be required to sell, the investment before recovery of the investment’s amortized cost basis. Additionally, the investment in debt securities of AVLP qualifies for application of fair value option in accordance with ASC No. 825.

Accounts Receivable and Allowance for Doubtful Accounts

The Company’s receivables are recorded when billed and represent claims against third parties that will be settled in cash. The carrying amount of the Company’s receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The Company individually reviews all accounts receivable balances and based upon an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The Company estimates the allowance for doubtful accounts based on historical collection trends, age of outstanding receivables and existing economic conditions. If events or changes in circumstances indicate that a specific receivable balance may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. A customer’s receivable balance is considered past-due based on its contractual terms. Past-due receivable balances are written-off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due. Based on an assessment as of December 31, 2016 and 2015, of the collectability of invoices, accounts receivable are presented net of an allowance for doubtful accounts of $32 and nil, respectively

Inventories

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow-moving items or technological obsolescence.

Cost of inventories is determined as follows:

Raw materials, parts and supplies - using the "first-in, first-out" method.

Work-in-progress and finished products - on the basis of direct manufacturing costs with the      addition of indirect manufacturing costs.

The Company periodically assesses its inventories valuation in respect of obsolete and slow moving items by reviewing revenue forecasts and technological obsolescence. When inventories on hand exceed the foreseeable demand or become obsolete, the value of excess inventory, which at the time of the review was not expected to be sold, is written off.

During the years ended December 31, 2016 and 2015, the Company recorded inventory write-offs of $84 and $9, respectively, within the cost of revenue.

Property and Equipment, Net

Property and equipment as well as an intangible asset are stated at cost, net of accumulated depreciation and amortization. Repairs and maintenance costs are expensed as incurred. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

	Useful lives (in years)

Computer, software and related equipment	3	-	5
Office furniture and equipment	5	-	10
Leasehold improvements	Over the term of the lease of the life of the asset, whichever is shorter

Long-Lived Assets

The long-lived assets of the Company are reviewed for impairment in accordance with ASC No. 360, Property, Plant, and Equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2016 and 2015, no impairment charges were necessary.

Revenue Recognition

The Company generates revenues from the sale of its products through a direct and indirect sales force.

Revenues from products are recognized in accordance with ASC No. 605, Revenue Recognition, when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the seller's price to the buyer is fixed or determinable, no further obligation exists and collectability is reasonably assured.

Generally, the Company does not grant a right of return. However, certain distributors are allowed, in the six months after the initial stock purchase, to rotate stock that has not been sold for other products. Revenues subject to stock rotation rights are deferred until the products are sold to the end customer or until the rotation rights expire.

Service revenues are deferred and recognized on a straight-line basis over the term of the service agreement. Service revenues are immaterial in proportion to the Company's revenues.

Warranty

The Company offers a warranty period for all of its products. Warranty periods range from one to two years depending on the product. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized. Factors that affect the Company's warranty liability include the number of units sold, historical rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liability and adjusts the amounts as necessary.

As of December 31, 2016 and 2015, the Company has accrued warranty liability of $86 and $94, respectively.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with FASB ASC No. 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income and Comprehensive Income in the period that includes the enactment date.

The Company accounts for uncertain tax positions in accordance with ASC No. 740-10-25. ASC No. 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC No. 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2016 and 2015, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

Common Stock Purchase Warrants and Other Derivative Financial Instruments

The Company classifies Common Stock purchase warrants and other free standing derivative financial instruments as equity if the contracts (i) require physical settlement or net-share settlement or (ii) give the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the Company), (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement), or (iii) contain reset provisions as either an asset or a liability. The Company assesses classification of its freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company determined that certain freestanding derivatives, which principally consist of issuance of warrants to purchase shares of common in connection with convertible notes, units and to employers of the Company, satisfy the criteria for classification as equity instruments as these warrants do not contain cash settlement features or variable settlement provision that cause them to not be indexed to the Company’s own stock.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718 "Compensation – Stock Compensation" ("ASC 718").

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statements of operations.

The Company estimates the fair value of stock options granted under ASC 718 using the Black-Scholes option-pricing model that uses the following assumptions.

Expected volatility is based on historical volatility that is representative of future volatility over the expected term of the options. The expected term of options granted was determined based on the simplified method, which is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The Company uses the simplified method as it has determined that sufficient data is not available to develop an estimate of the expected option term based upon historical participant behavior.  The risk free interest rate is based on the yield of U.S. Treasury bonds with equivalent terms. The dividend yield is based on the Company's historical and future expectation of dividends payouts. The Company has not paid cash dividends historically and has no plans to pay cash dividends in the foreseeable future.

The Company recognizes share-based compensation expenses for the value of its awards based on the straight line method over the requisite service period of each of the awards.

During the years 2016 and 2015, the Company estimated the fair value of stock options granted using the Black-Scholes option pricing model with the following weighted average assumptions

	2016			2015
Weighted average fair value		$0.46			$0.44
Dividend yield		0%			0%
Expected volatility	97.7%	-	98.2%	87.6%	-	88.3%
Risk-free interest rate	1.26%	-	1.77%	1.60%	-	1.91%
Expected life (years)		5		5.5	-	7

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with applicable GAAP. ASC No. 815 Derivatives and Hedging Activities, (“ASC 815”) requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC 470-20 “Debt with Conversion and Other Options” (“ASC 470-20”). Under ASC 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC 815.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, long term deposits and trade receivables.

Cash and cash equivalents are invested in banks in the U.S. and in the UK. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions.

Trade receivables of the Company and its subsidiary are mainly derived from sales to customers located primarily in the U.S. and in Europe. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to those amounts that the Company and its subsidiary have determined to be doubtful of collection

Comprehensive Loss

The Company reports comprehensive loss in accordance with ASC 220, "Comprehensive Income". This Statement establishes standards for the reporting and presentation of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that its items of other comprehensive loss relates to changes in foreign currency translation adjustments.

Fair value of Financial Instruments

In accordance with ASC 820, “Fair Value Measurements and Disclosures”, fair value is defined as the exit price, or the amount that would be received for the sale of an as set or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1:	Quoted market prices in active markets for identical assets or liabilities.
Level 2:

Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:	Unobservable inputs reflecting the reporting entity’s own assumptions.

The carrying amounts of financial instruments carried at cost, including cash and cash equivalents, trade receivables and trade receivable – related party, investments, notes receivable, trade payables and trade payables – related party approximate their fair value due to the short-term maturities of such instruments.

As of December 31, 2016, the fair value of the Company's investments was $1,036 ($90 as of December 31, 2015). Investments as of December 31, 2016 were concentrated in AVLP. The Company's investment in AVLP is comprised of convertible promissory notes of $952, net of unamortized discount and marketable equity securities of $84 which are classified as available-for-sale investments. For investments in marketable equity securities, the Company took into consideration general market conditions, the duration and extent to which the fair value is below cost, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for recovery of value in the foreseeable future. As a result of this analysis, the Company has determined that its cost basis in Avalanche equitable securities approximates the current fair value

Consistent with the guidance at ASC 835, the Company’s presumption is that the fair value of its convertible promissory notes in Avalanche have a present value equivalent to the cash proceeds exchanged. Further, the discount shall be reported in the balance sheet as a direct deduction from the face amount of the convertible promissory notes. Thus, the Company has determined that the amortized cost of its convertible promissory notes approximates fair value and are subject to a periodic impairment review. The interest income, including amortization of the discount arising at acquisition, for the convertible promissory notes are included in earnings. In the future, if the Company does not expect to recover the entire amortized cost basis, the Company shall recognize other-than-temporary impairments in other comprehensive income (loss).

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table sets forth the Company’s financial instruments that were measured at fair value on a recurring basis by level within the fair value hierarchy:

	Fair Value Measurement at December 31, 2016
	Total	Level 1	Level 2	Level 3
Investments – AVLP – a related party controlled by Philou, a majority shareholder of the Company	$1,036	$84	$952	$-

	Fair Value Measurement at December 31, 2015
	Total	Level 1	Level 2	Level 3
Investment – Telkoor – a related party, the Company's majority shareholder until September 22, 2016	$90	$-	$-	$90

As of December 31, 2015, the Company valued the investment in Telkoor for $90.

The following table sets forth a summary of the changes in the fair value of the Company’s Level 3 financial instruments for the years ended December 31, 2016 and 2015, which are treated as investments, as follows:

	2016	2015
Balance at the beginning of year	$90	$207
Impairment	-	(110)
Effect of exchange rate	-	(7)
Disposition of investments	(90)	-
Balance at the end of year	$-	$90

Debt Discounts

The Company accounts for debt discount according to ASC No. 470-20, Debt with Conversion and Other Options. Debt discounts are amortized through periodic charges to interest expense over the term of the related financial instrument using the effective interest method. During the years ended December 31, 2016 and 2015, the Company recorded amortization of debt discounts of $2 and nil, respectively

Net Loss per Share

Net loss per share is computed by dividing the net loss to common stockholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss position for all periods presented. The Company has included 317,460 warrants, with an exercise price of $.01, in its earnings per share calculation for the year ended December 31, 2016. Anti-dilutive securities consisted of the following at December 31:

	2016	2015
Stock options	2,256,000	1,146,000
Warrants	1,431,666	-
Convertible notes	963,636	-
Total	4,651,302	1,146,000

Recently Issued and Adopted Accounting Standards

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board, (FASB), or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s consolidated financial position or results of operations upon adoption.

In October 2016, the FASB issued updated guidance related to the recognition of income tax consequences of an intra-entity transfer of an asset other than inventory. This guidance will be effective for the first quarter of tax year 2018; however, early adoption is permitted. The Company is evaluating the impact that this guidance will have its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)” (“ASU 2016-15”), which seeks to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. For public entities, Update 2016-15 becomes effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the provisions of Update 2016-15 and assessing the impact, if any, it may have on its consolidated financial position, results of operations, cash flows or financial statement disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation - Stock Compensation (Topic 718)” (“ASU 2016-09”), which seeks to simplify accounting for share-based payment transactions including income tax consequences, classification of awards as either equity or liabilities, and the classification on the statement of cash flows.  For public entities, Update 2016-09 becomes effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.   The Company has not yet determined the effect that ASU 2016-09 will have on its consolidated financial position, results of operations or financial statement disclosures.

In March 2016, the FASB issued guidance that involves several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. This guidance will be effective for the first quarter of tax year 2017; however, early adoption is permitted. The Company is evaluating the impact that this guidance will have on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases”. The new standard provides guidance intended to improve financial reporting about leasing transaction. The ASU affects all companies that lease assets such as real estate, airplanes and manufacturing equipment. The ASU will require companies that lease assets to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases. The new standard will take effect for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. The Company has not determined the potential effects of this ASU on its consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, "Recognition and Measurement of Financial Assets and Liabilities"(“ASU 2016-01”).  ASU 2016-01 requires equity investments (excluding equity method investments and investments that are consolidated) to be measured at fair value with changes in fair value recognized in net income. Equity investments that do not have a readily determinable fair value may be measured at cost, adjusted for impairment and observable price changes. The ASU also simplifies the impairment assessment of equity investments, eliminates the disclosure of the assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at cost on the balance sheet and requires the exit price to be used when measuring fair value of financial instruments for disclosure purposes. Under ASU 2016-01, changes in fair value (resulting from instrument-specific credit risk) will be presented separately in other comprehensive income for liabilities measured using the fair value option and financial assets and liabilities will be presented separately by measurement category and type either on the balance sheet or in the financial statement disclosures. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company has not yet determined the effect that ASU 2016-01 will have on its consolidated financial position, results of operations, or financial statement disclosures.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern." The amendments is this ASU are intended to provide guidance on the responsibility of reporting entity management. Specifically, this ASU provides guidance to management related to evaluating whether there is substantial doubt about the reporting entity’s ability to continue as a going concern and about related financial statement note disclosures. Although the presumption that a reporting entity will continue to operate as a going concern is fundamental to the preparation of financial statements, prior to the issuance of this ASU, there was no guidance in U.S. generally accepted accounting principles (U.S. GAAP) related to the concept. Due to the lack of guidance in U.S. GAAP, practitioners and their clients often faced challenges in determining whether, when, and how a reporting entity should disclose the relevant information in its financial statements. As a result, the FASB issued this guidance to require management evaluation and potential financial statement disclosures. This ASU will be effective for financial statements with periods ending after December 15, 2016. The Company adopted the ASU during the fiscal year and corrected in this report.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition” and some cost guidance included in ASC Subtopic 605-35, "Revenue Recognition - Construction-Type and Production-Type Contracts.” The core principle of ASU 2014-09 is that revenue is recognized when the transfer of goods or services to customers occurs in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. ASU 2014-09 requires the disclosure of sufficient information to enable readers of the Company’s financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. ASU 2014-09 also requires disclosure of information regarding significant judgments and changes in judgments, and assets recognized from costs incurred to obtain or fulfill a contract. ASU 2014-09 provides two methods of retrospective application. The first method would require the Company to apply ASU 2014-09 to each prior reporting period presented. The second method would require the Company to retrospectively apply ASU 2014-09 with the cumulative effect recognized at the date of initial application. ASU 2014-09 will be effective for the Company beginning in fiscal 2019 as a result of ASU 2015-14, "Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date," which was issued by the FASB in August 2015 and extended the original effective date by one year. The Company is currently evaluating the impact of adopting the available methodologies of ASU 2014-09 and 2015-14 upon its financial statements in future reporting periods. The Company has not yet selected a transition method. The Company is in the process of evaluating the new standard against its existing accounting policies, including the timing of revenue recognition, and its contracts with customers to determine the effect the guidance will have on its financial statements and what changes to systems and controls may be warranted.

There have been four new ASUs issued amending certain aspects of ASU 2014-09, ASU 2016-08, "Principal versus Agent Considerations (Reporting Revenue Gross Versus Net)," was issued in March, 2016 to clarify certain aspects of the principal versus agent guidance in ASU 2014-09. In addition, ASU 2016-10, "Identifying Performance Obligations and Licensing," issued in April 2016, amends other sections of ASU 2014-09 including clarifying guidance related to identifying performance obligations and licensing implementation. ASU 2016-12, "Revenue from Contracts with Customers - Narrow Scope Improvements and Practical Expedients" provides amendments and practical expedients to the guidance in ASU 2014-09 in the areas of assessing collectability, presentation of sales taxes received from customers, noncash consideration, contract modification and clarification of using the full retrospective approach to adopt ASU 2014-09. Finally, ASU 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers,” was issued in December 2016, and provides elections regarding the disclosures required for remaining performance obligations in certain cases and also makes other technical corrections and improvements to the standard. With its evaluation of the impact of ASU 2014-09, the Company will also consider the impact on its financial statements related to the updated guidance provided by these four new ASUs.

The Company has considered all other recently issued accounting standards and does not believe the adoption of such standards will have a material impact on its consolidated financial statements.

NOTE 4: INVENTORIES

At December 31, 2016 and 2015, inventories consist of:

	2016	2015
Raw materials, parts and supplies	$271	$336
Work-in-progress	238	191
Finished products	613	1,015
Total inventories	$1,122	$1,542

NOTE 5: PROPERTY AND EQUIPMENT, NET

At December 31, 2016 and 2015, property and equipment consist of:

	2016	2015
Computer, software and related equipment	$1,652	$1,726
Office furniture and equipment	240	257
Leasehold improvements	699	771
	2,591	2,754
Accumulated depreciation and amortization	(2,021)	(2,045)
Property and equipment, net	$570	$709

For the years ended December 31, 2016 and 2015, depreciation and amortization expense amounted to $161 and $214, respectively.

NOTE 6: INTANGIBLE ASSET, NET

On August 25, 2010, the Company entered into an agreement with Telkoor Power Supplies Ltd. ("TPS"), a subsidiary of Telkoor, pursuant to which, (i) TPS sold, assigned and conveyed to the Company all of its rights, title and interest in and to the intellectual property associated with the Compact Peripheral Component Interface 600 W AC/DC power supply series (the “Assets” or “IP”) and (ii) the Company granted to TPS an irrevocable license to sell the  Assets  in Israel on an exclusive basis. The IP was purchased in order to decrease lead time and costs of the production process. In consideration for the purchase of the IP, the Company paid TPS an amount of $480. The consideration for the right to sell the Assets in Israel will be paid to the Company as a yearly royalty fee of 15% of TPS's direct production costs of sales.

TPS will provide the Company training and technical support, if necessary, for a period of 60 months in order to enable the Company to properly and effectively use the IP to manufacture the Assets.  In accordance with the agreement, the consideration for the IP may be reduced over a four-year period in the event that annual sales for each year between 2011 and 2014 are less than a fixed threshold of units on an annual basis based on an offset value per unit as described in the agreement. If there is a shortfall in sale of units in one annual period and in the subsequent period the Company sells more than the fixed unit threshold, this difference will be offset from any reduced consideration in any annual periods between 2011 and 2014. As a result of lower than anticipated sales by the Company of the Compact Peripheral Component Interface 600 W AC/DC power supply series (CPCI 600W) through 2013, the Company amended its agreement with Telkoor (effective January 1, 2014 for the duration of the original agreement or until the shortfall of CPCI 600W product sales will be offset) to include additional products in addition to the original CPCI 600W product. The Company will not be required to make any royalty payments to Telkoor under the manufacturing agreement with Telkoor until the shortfall of CPCI 600W product sales will be offset. As of December 31 2015 the remaining shortfall balance was $86. During the year 2016, the Company paid royalties to Advice, Telkoor refunded $40 from this amount by services to the Company and the balance cancelled with the recession agreement. (See Note 7)

The useful life of the IP has been determined to be five years and the amortization method is the straight-line method, as management considers this method as the most appropriate.

	December 31,
	2016	2015

Beginning balance of IP	$480	$480

Accumulated amortization	(480)	(480)

Ending balance of IP	$-	$-

Amortization expense was $0 and $66 for the years ended December 31, 2016 and December 31, 2015, respectively.

NOTE 7: INVESTMENTS – RELATED PARTIES

Avalanche International Corporation (AVLP)

Investments in AVLP at December 31, 2016 consist of:

Balance at January 1, 2016	$-
Investment in convertible promissory notes of AVLP - Gross	997
Original issue discount	(47)
Accretion of discount	2
Investment in convertible promissory note of AVLP - Net	952
Investment in common stock of AVLP	84
Balance at December 31, 2016	$1,036

During the last quarter of 2016, the Company made certain strategic investments in AVLP, a related party controlled by Philou, an existing majority stockholder. The Company’s investments in AVLP consist of convertible promissory notes bearing interest of 12% per annum purchased at a 5% discount and shares of common stock of AVLP.

On October 5, 2016 and November 30, 2016, the Company entered into two 12% Convertible Promissory Note agreements ("Notes Receivable") in the principal amount of $525 each, net of a 5% original issue discount ($25 each) with interest payable at 12% per annum. All principal and accrued interest shall be due for payment on or before two years from the origination dates of each note. At any time after six months, the Company has the right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of AVLP at $0.74536 per share, subject to adjustment. The principal amount of each note is convertible into 704,357 shares common stock of AVLP.

During the last quarter of 2016, the Company invested $950 pursuant to Notes Receivable and remaining balance of $50 was invested on February 17, 2017.

.

The original issue discount of $50 on the Notes Receivable is being amortized as interest income through the maturity date using the interest rate method. The original issue discount on the Note Receivable is amortized as interest income through the maturity date using the interest method, the Company recorded $2 interest income for the discount accretion.

As of December 31, 2016 the Company recorded contractual interest receivables of $13.

On February 22, 2017, subsequent to year-end, AVLP issued the Company a third $525 12% Convertible Promissory Note (the “Third Note”) with original issue discount of 5%. During the period from February 22, 2017 to April 5, 2017, the Company funded $457 pursuant to this Third Note.

The Company has classified the all the above noted Notes, it holds in AVLP, as Available-for-Sale securities, subject to the guidance in ASC 320. The Convertible Promissory Notes qualify for application of the Fair Value Option Subsections of Subtopic 320-10 and 825-10.

At December 31, 2016, the closing market price of AVLP’s common Stock was $0.45. Subsequent to year-end, the closing market price of AVLP’s common stock was in the range of $0.25 and $0.45 and due to the illiquidity and significant volatility of AVLP’s common stock, the Company has determined that its cost basis in AVLP common stock approximates the current fair value.

The Company has concluded that indicators of impairment, including those described in ASC 320-10-35-27, do not currently exist for the Company’s investment in AVLP’s Notes.

In addition the Company purchased at the market 250,900 shares of Avalanche at total cost of $84. The investment is accounted under the fair value -method in accordance with ASC 320-10.

Based upon the closing market price at December 31, 2016, and most recently at March 30, 2017 ($0.30), the Company has concluded that its investment in shares of AVLP common stock is not impaired.

Telkoor Telecom Ltd. (Telkoor)

Investment in Telkoor at December 31, 2016 and 2015 consists of:

	2016	2015
Balance at January 1, 2016	$90	$207
Impaired	-	(110)
Exchange rate	-	(7)
Disposed/(sold)	(90)	-
Balance at December 31, 2016	$-	$90

On June 16, 2011, the Company acquired 1,136,666 shares of Telkoor, the Company's major shareholder at the time, and an Israeli company listed in the Tel Aviv stock exchange (at such time) for $1,000, which represented 8.8% of the outstanding shares of Telkoor. As a result of this transaction, an existing manufacturing agreement between the Company and Telkoor was updated and extended.

The Company recorded an impairment of its investment in Telkoor of $0 and $110 for the years ended December 31 2016 and 2015, respectively. On September 5, 2016, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Philou, and Telkoor pursuant to which the Philou purchased all of the Telkoor 2,714,610 shares of the common stock invested in the Company, constituting approximately 40.06% of the Company’s then outstanding shares of common stock for a consideration of $1.5 million to Telkoor.

Pursuant to the Agreement, the Company entered into a Rescission Agreement with the Telkoor in order to resolve all financial issues between the parties, including the repurchase by the Seller of 1,136,666 shares of common stock in Seller beneficially owned by the Company for their book value.

The closing of the transactions under the Agreement and the Rescission Agreement occurred on September 22, 2016.

Equity securities that do not have readily determinable fair values (i.e. non-marketable equity securities) and are not required to be accounted for under the equity method are typically carried at cost (i.e., cost method investments), as described in ASC 325-20. The Company carried its investment in Telkoor's shares at historical cost, net of impairment charges in accordance with ASC 325-20 "Investments in Other".

NOTE 8: OTHER CURRENT LIABILITIES

Other current liabilities at December 31, 2016 and 2015 consist of:

	2016	2015
Accrued payroll and payroll taxes	$128	$105
Warranty liability	86	95
Other accrued expenses	184	280
Total	$398	$480

NOTE 9: DEMAND NOTE PAYABLE – RELATED PARTY

On December 29, 2016, the Company entered into an agreement with MCKEA, an entity of which a Board member is the managing member and of which it is the member of the Company's largest shareholder, for a demand promissory note (“Note”) in the amount of $250 bearing interest at the rate of 6% per annum on unpaid principal and shall be due and payable upon demand of payment by MCKEA. Note may be prepaid, in whole or in part, without penalty, at the option of the Company and without the consent of MCKEA. As of December 31, 2016, no interest was accrued on the Note. Subsequent to December 31, 2016, Note was converted in the Company’s preferred stock (See Note 16).

NOTE 10: CONVERTIBLE NOTE – RELATED PARTY

Balance at January 1, 2016	$-
Proceeds from convertible note	530
Unamortized debt discounts	(484)
Unamortized financing cost	(12)
Balance at December 31, 2016	$34

On October 21, 2016, the Company, entered into a 12% Convertible Secured Note (“Convertible Note) in the principal amount of $530 and was sold to an existing stockholder of the Company for $500, bearing interest at 12% simple interest on the principal amount, is secured by all the assets of the Company, and is due on October 20, 2019. Interest only payments are due on a quarterly basis and the principal may be converted into shares of the Company’s common stock at $0.55 per share. Subject to certain beneficial ownership limitations, the noteholder may convert the principal amount of the Convertible Note at any time into common stock. The conversion price of the Convertible Note is subject to adjustment for customary stock splits, stock dividends, combinations or other standard anti-dilution events.

The Convertible Note contains standard and customary events of default including, but not limited to failure to make payments when due under the Convertible Note agreement and bankruptcy or insolvency of the Company.

Upon 30 days’ notice, the Company has the right to prepay the Convertible Note. In addition, provided that the closing price for a share of the Company’s common stock exceeds $3.00 per share for 30 consecutive trading days, the Company has the right to compel the noteholder to convert the principal amount into shares of common stock at the contractual conversion price.

As additional consideration, the investor received a three-year warrant to purchase 265,000 shares of common stock each at an exercise price of $0.80 and a three-year warrant to purchase 265,000 shares of common stock each at an exercise price of $0.90 (collectively “Warrants”). Warrants are exercisable commencing six months after the issuance date and are subject to certain beneficial ownership limitations. The exercise price of the Warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The Warrants may be exercised for cash or on a cashless basis. The Warrants has a call feature that permits the Company to force redemption at $0.001 per share in the event the closing price for a share of the Company’s common stock exceeds $3.00 for 30 consecutive trading days.

The Company computed the fair value of these warrants using the Black-Scholes option pricing model and allocated $159 of the proceeds to additional paid-in capital.

The beneficiary conversion feature (BCF) embedded in the Debenture is accounted for under ASC Topic 470 – Debt. At issuance, the estimated fair value of the BCF totaled $332. The BCF was allocated from the net proceeds of the Debenture after allocating relative fair value of warrants and limited to remaining net proceeds available for BCF. The BCF is recorded as additional debt discount is being amortized to interest expense over the term of the Debenture using the effective interest method. The valuation of the BCF was calculated based on effective conversion price compared with the market price of common stock on the date of issuance of Convertible Note.

The Company recorded total debt discount in the amount of $518 based on the relative fair values of the Warrants of $159, BCF of $329 and original issue discount (OID) of $30. The debt discount is being amortized as non-cash interest expense over the term of the debt. In addition, the Company incurred $13 of debt issuance costs which is also being amortized as non-cash interest expense over the term of the debt. During the year ended December 31, 2016, non-cash interest expense of $34 was recorded as amortization of debt discount and debt financing cost.

As of December 31, 2016, the Company has recorded accrued interest of $12 on Convertible Note obligation.

NOTE 11: COMMITMENTS

Lease commitments

In November 2012, the Company signed an operating lease agreement for the US headquarters for a period of 7 years with an option to extend for additional 5 years. In September 2009, the Company's subsidiary signed a new agreement for a lease in respect of the UK facility for a period of 15 years with an option to cancel the lease after 10 years on September 2019.

Future non-cancellable rental commitments under operating leases are as follows:

Year Ended December 31,
2017	$291
2018	295
2019	219
2020	139
2021	139
2022 to 2024	383
Total	$1,466

Total rent expense for the years ended December 31, 2016 and 2015 was approximately $294 and $299, respectively.

NOTE 12: STOCKHOLDERS’ EQUITY

Preferred Stock

There are authorized Preferred stock in the amount of 500,000 shares of Series A cumulative Redeemable Convertible Preferred shares ("Series A"), and an additional 1,500,000 Preferred shares that have been authorized, but the rights, preferences, privileges and restrictions on these shares have not been determined. The Company’s Board of Directors is authorized to create a new series of preferred shares and determine the number of shares, as well as the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred shares. As of December 31, 2016, there were no preferred shares issued or outstanding.

Common Stock

Common stock confer upon the holders the rights to receive notice to participate and vote in the general meeting of shareholders of the Company, to receive dividends, if and when declared, and to participate in a distribution of surplus of assets upon liquidation of the Company.

On November 15, 2016, the Company entered into subscription agreements (the “Subscription Agreements”) with nine accredited investors. Pursuant to the terms of the Subscription Agreements, the Company sold 901,666 units (“Units”) at $0.60 for an aggregate purchase price of approximately $541,000. Each unit consists of one share of common stock and one warrant to purchase one share of common stock (the “Warrant Shares”) at an exercise price of $0.80.

According to the agreement, the Company registered all of the shares of common stock then issued as part of the Units and Warrant Shares then issued and issuable upon exercise of the Warrant Shares. The Subscription Agreement provides that, until November 15, 2017, Investors who purchased at least $100,000 have the right to participate in the purchase of up to 50% of the securities offered by the Company in any future financing transactions, with limited exceptions.

The Warrants entitle the holders to purchase, in the aggregate, up to 901,666 shares of Common Stock at an exercise price of $0.80 per share for a period of three years. The Warrant Shares are exercisable upon the six month anniversary of the issuance date. The exercise price of the Warrant Shares is subject to adjustment for stock splits, stock dividends, combinations and other standard anti-dilution events. The Warrant Shares may be exercised for cash or, upon the failure to maintain an effective registration statement, on a cashless basis.

The Warrant Shares do not require a net cash-settlement or provide the holder with a choice of net-cash settlement. The Warrant Shares also do not contain a variable settlement provision. Accordingly, the Company classified the Warrant Shares as equity instruments.

Stock Option Plans

Under the Company's Digital Power 2016 and 2012 (As Amended) ("Incentive Share Option Plan"), options may be granted to employees, officers, consultants, service providers and directors of the Company.

As of December 31, 2016, the Company authorized according to the Incentive Share Option Plan the grant of options to officers, management, other key employees and others of up to 5,372,630 options for the Company's common stock. The maximum term of the options is ten years from the date of grant. As of December 31, 2016, an aggregate of 3,322,630 of the Company's options are still available for future grant.

The options granted generally become fully vested after four years. Any options that are forfeited or cancelled before expiration become available for future grants.

The options outstanding as of December 31, 2016 have been classified by exercise price, as follows:

Exercise Price			Options Outstanding as of December 31, 2016	Weighted Average Remaining Contractual Term (Years)	Weighted Average Exercise Price	Option Exercisable as of December 31, 2016	Weighted Average Exercise Price of Options Exercisable

$0.65	-	$0.70	1,865,000	9.76	$0.67	996,667	$0.66
$1.10	-	$1.32	25,000	6.84	$1.28	15,000	$1.25
$1.51	-	$1.69	366,000	5.57	$1.60	316,000	$1.59

			2,256,000	9.05	$0.83	1,327,667	$0.89

The total stock-based compensation expense related to all of the Company’s equity based awards, including non-employee options recognized for the years ended December 31, 2016 and 2015 is comprised as follows:

	2016	2015
Cost of revenues	$6	$7
Engineering and product development	17	20
Selling and marketing	5	6
General and administrative	492	193

Total stock-based compensation	$520	$226

A summary of option activity under the Company's stock option plans as of December 31, 2016 and 2015 and changes during the years then ended are as follows:

	Amount of Options	Weighted Average Exercise Price	Weighted Average remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance at January 1, 2015	1,262,763	$1.57	7.65
Granted	155,000	0.67
Forfeited	(261,000)	1.29
Expired	(10,763)	0.70
Balance at December 31, 2015	1,146,000	1.52	6.74
Granted	1,800,000	0.67
Forfeited	(650,000)	1.59
Expired	(40,000)	1.16
Balance outstanding at December 31, 2016	2,256,000	$0.83	9.08	$-
Exercisable at December 31, 2016	1,327,667	$0.89	8.64	$-

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2016, $0.65 and the exercise price, multiplied by the number of in-the-money-options).

As of December 31, 2016, there was $492 of unrecognized compensation cost related to non-vested stock-based compensation arrangements granted under the Company's stock option plans. That cost is expected to be recognized over a weighted average period of 1.81 years.

Options Issued to Non-Employees

As of December 31, 2015, the Company's had options outstanding to purchase 142,500 shares of common stock to non-employees. During the year ended December 31, 2016, options to purchase 102,500 shares of common stock were forfeited and 40,000 options were expired.

Warrants

Warrants Issued to Executive Officer

In connection with executive employment agreement, on November 3, 2016, the Company issued to its Chief Executive Officer a ten-year warrant to purchase 317,460 shares of the Company's common stock (the "Warrant "), at an exercise price of $0.01 per share subject to vesting. The Warrant shall be subject to vesting of which warrants to purchase 39,682 shares shall vest beginning on January 1, 2017, and on the first date of each quarter thereafter through July 1, 2018, with warrants to purchase 39,686 shares to vest on October 1, 2018.   The fair value of the Warrant using the Black-Scholes option pricing model was $188, which was amortized ratably over a period of two years out of which $23 was recorded as stock-based compensation in general and administrative expenses during the year ended December 31, 2016.

	Amount of Warrants	Weighted Average Exercise Price	Weighted Average remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance at January 1, 2016	-	-	-	-
Granted	317,460	$0.01
Forfeited	-
Expired
Balance outstanding at December 31, 2016	317,460	$0.01	9.8	$203
Exercisable at December 31, 2016	-	-		-

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2016, $0.65 and the exercise price, multiplied by the number of in-the-money warrants).

NOTE 13: INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2016	2015
Deferred tax asset:
Net operating loss	$2,206	$2,233
Reserves and allowances	295	225
Tax Credit carryforward	153	153
Property and equipment	194	142
Total deferred tax asset	2,848	2,753
Valuation allowance	(2,848)	(2,753)
Deferred tax asset, net	$—	$—

The Company had Federal and state net operating loss carryforwards of approximately $5,334 and $3,622, respectively, available to offset future taxable income, expiring at various times from December 31through December 31, 2036. In accordance with Section 382 of the Internal Revenue Code, the future utilization of the Company’s net operating loss to offset future taxable income may be subject to an annual limitation as a result of ownership changes that may have occurred previously or that could occur in the future. The Company has not yet determined whether such an ownership change has occurred; however, the Company will be completing a Section 382 analysis regarding the limitation of the net operating loss.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available and due to the last five years significant losses there is substantial doubt related to the Company’s ability to utilize its deferred tax assets, the Company recorded a full valuation allowance of the deferred tax asset. For the year ended December 31, 2016, the valuation allowance has increased by $95.

The 2013 through 2016 tax years remain open to examination by the Internal Revenue Service (“IRS”) and the 2012 through 2016 tax years remain open to examination by the California Franchise Tax Board (“FTB”). The IRS and FTB have the authority to examine those tax years until the applicable statute of limitations expires.

As of December 31, 2016, the Company’s foreign subsidiary had accumulated losses for income tax purposes in the amount of approximately $906. All of the Company’s international accumulated losses were generated in the United Kingdom, which has a statutory tax rate of 20%. These net operating losses may be carried forward and offset against taxable income in the future for an indefinite period. The Company has not recognized a U.S. deferred income tax asset on non-U.S. losses because the Company plans to indefinitely reinvest such earnings outside the U.S. Remittances of non-U.S. earnings, if any, are based on estimates and judgments of projected cash flow needs, as well as the working capital and investment requirements of the Company’s non-U.S. and U.S. operations. Material changes in the Company’s estimates of cash, working capital, and investment needs could require repatriation of indefinitely reinvested non-U.S. earnings, which would be subject to U.S. income taxes and applicable non-U.S. income and withholding taxes.

The net income tax benefit consists of the following:

	December 31,
	2016	2015
Current
Foreign	$(20)	$(1)
Federal	—	—
State	—	—
Income tax (benefit)	$(20)	$(1)

The Company’s effective tax rates were (1.7%) and (0.1%) for the years ended December 31, 2016 and 2015, respectively. During the year ended December 31, 2016, the effective tax rate differed from the U.S. federal statutory rate primarily due to the change in the valuation allowance and the issuance of incentive stock options to the Company’s employees. The reconciliation of income tax attributable to operations computed at the U.S. Federal statutory income tax rate of 34% to income tax expense is as follows:

	Year Ended December 31,
	2016	2015
Tax benefit at U.S. Federal statutory tax rate	(34.0% )	(34.0%	)
Increase (decrease) in tax rate resulting from:
Stock compensation expense	12.1%	—
Taxes in respect of prior years	9.1%	0.2%
Increase in valuation allowance	8.3%	28.0%
Nondeductible meals & entertainment expense and other	4.4%	7.2%
State taxes, net of federal benefit	0.3%	—
Foreign rate differential	(0.2% )	(1.5%	)
Foreign R&D credit	(1.7% )	—
Effective tax rate	(1.7% )	(0.1%	)

The Company accounts for uncertain tax positions in accordance with ASC No. 740-10-25. ASC No. 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC No. 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2016 and 2015, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

NOTE 14: RELATED PARTY TRANSACTIONS

a.

On September 5, 2016, the Company entered into a Securities Purchase Agreement with Philou, and Telkoor pursuant to which the Philou purchased all of the Telkoor’s 2,714,610 shares of the common stock in the Company, constituting approximately 40.06% of the Company’s then outstanding shares of common stock. In consideration for such shares, the Philou paid Telkoor $1.5 million.

Pursuant to the Securities Purchase Agreement, the Company entered into a Rescission Agreement with the Telkoor in order to resolve all financial issues between the parties, including the repurchase by the Telkoor of 1,136,666 shares of common stock in Telkoor owned by the Company for $90, which was equal to the carrying amount of the investment.

The closing of the transactions under the Securities Purchase Agreement and the Rescission Agreement occurred on September 22, 2016.

Philou is the Company’s largest stockholder. Kristine Ault, a director of the Company, is managing member of MCKEA, which in turn, is the member of Philou. Kristine Ault’s spouse is Milton Ault who is Executive Chairman of the Board of the Directors of the Company.

In addition, on March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou may invest up to $5,000 in the Company through the purchase of Series B Preferred Stock over a specified term.

b.

In anticipation of the acquisition of MTIX by AVLP and the expectation of future business generated by the Company from a strategic investment into AVLP, the Company entered into three 12% Convertible Promissory Note agreements with AVLP in the principal amount of $525 each, including a 5% original issue discount. After six months, the Company has a right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of AVLP at $0.74536 per share

During the last quarter of 2016, the Company invested $950 pursuant to 12% Convertible Promissory Notes and another $507 was invested on the first quarter of 2017. (The remaining balance to invest is $43).

Further, the Company has acquired 250,900 shares of AVLP Common Stock in the open market for $85.

AVLP, a Nevada corporation, is a holding company currently engaged in acquiring and/or developing businesses in which AVLP maintains a controlling interest. AVLP anticipates that its subsidiaries will be engaged in a number of diverse business activities. AVLP currently has two subsidiaries, Smith and Ramsay Brands, LLC (“SRB”) and Restaurant Capital Group, LLC (“RCG”). SRB was formed on May 19, 2014, and RCG was formed on October 22, 2015. AVLP is quoted under the symbol “AVLP” on the OTC Pink sheets operated by OTC Markets Group, Inc.

Philou is AVLP’s controlling shareholder. Mr. Ault is Chairman of AVLP’s Board of Directors and Mr. William B. Horne is the Chief Financial Officer of AVLP. Mr. Horne is also the audit committee chairman of the Company.

On October 24, 2016, AVLP entered into a letter of intent to acquire MTIX, an advanced materials and processing Technology Company located in Huddersfield, West Yorkshire, UK. On October 26, 2016, pursuant to the term of the letter of intent, AVLP made an initial payment of $50 towards the purchase of MTIX.

On March 3, 2017, AVLP entered into a Share Exchange Agreement with MTIX and the three current shareholders of MTIX.  Upon the terms and subject to the conditions set forth in the Share Exchange Agreement, AVLP will acquire MTIX from the MTIX shareholders through the transfer of all issued and outstanding ordinary shares of MTIX (the “MTIX Shares”) by the MTIX shareholders to AVLP in exchange for the issuance by AVLP of: (a) 7% secured convertible promissory notes in the aggregate principal face amount of $9,500 to the MTIX shareholders in pro rata amounts commensurate with their current respective ownership percentages of MTIX’s ordinary shares, (b) (i) $500 in cash, $50 of which was paid on October 26, 2016, and (ii) 100,000 shares of AVLP’s newly designated shares of Class B Convertible Preferred Stock to the principal shareholder of MTIX.

On the closing date, the fully-diluted AVLP shares shall be 52,128,325 shares of common stock, assuming that (i) the MTIX promissory notes are convertible into shares of AVLP Common Stock at a conversion price of $0.50 per share, (ii) the shares of AVLP Class B Convertible Preferred Stock are convertible into shares of AVLP Common Stock at a conversion rate of $0.50 per share and (iii) the issuance of stock options to purchase an aggregate of 531,919 shares of AVLP Common Stock to the members of the MTIX management group.

During March 2017, the Company was awarded a 3-year, $50 million purchase order by MTIX to manufacture, install and service the MLSE plasma-laser system.

c.

On December 29, 2016, the Company received a $250 short term loan from MCKEA, the member of Philou. Ms. Ault, a director of the Company, is the managing member of MCKEA. On March 24, 2017, the $250 loan was cancelled in consideration for the issuance of 25,000 shares of Series B preferred stock of the Company to Philou.

d.

On September 22, 2016, the Company entered into consulting agreement with Mr. Ault to assist the Company in developing a business strategy, identifying new business opportunities, developing a capital raising program and implementing of a capital deployment program. For his services Mr. Ault will be paid a monthly fee of $15 from November 1, 2016 through June 30, 2017 and may be renewed.

e.

On October 21, 2016, the Company entered into a 12% convertible secured note in the principal amount of $530 with Mr. Barry Blank, an existing stockholder of the Company, for $500 due on October 20, 2019. The principal amount of 12% convertible secured note may be convertible into shares of the Company’s common stock at $0.55 per share, subject to certain beneficial ownership limitations Mr. Blank may convert the principal amount of the convertible note at any time into common stock.

Mr. Blank owns 419,900 shares of the common stock of the Company, constituting approximately 5.02% of the Company’s outstanding shares of common stock. The 12% convertible secured note will convert into 963,636 shares of common stock which represent 20.5% of the Company’s outstanding shares of common stock without regard to an beneficial ownership limitation.

As additional consideration, Mr. Blank received a three-year warrant to purchase 265,000 shares of common stock each at an exercise price of $0.80 and a three-year warrant to purchase 265,000 shares of common stock each at an exercise price of $0.90.

f.

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou may invest up to $5,000,000 in the Company through the purchase of Series B Preferred Stock over the 36 months.

g.	On March 24, 2017, Philou purchased 25,000 shares of Series B Preferred Stock (Note 16).

NOTE 15: SEGMENT CUSTOMERS AND GEOGRAPHICAL INFORMATION

The Company has two reportable geographic segments; see Note 1 for a brief description of the Company’s business.

The following data presents the revenues, expenditures and other operating data of the Company’s geographic operating segments and presented in accordance with ASC 280.

	Year Ended December 31, 2016
	DPC	DPL	Eliminations	Total

Revenues	$4,552	$3,044	$-	$7,596
Inter-segment revenues	145	-	(145)	-

Total revenues	$4,697	$3,044	$(145)	$7,596

Depreciation and amortization expenses	$75	$86	$-	$161

Operating income (loss)	$(1,110)	$(109)	$-	$(1,219)

Other income, net				77

Income taxes				20

Net loss				$(1,122)

Capital expenditures for segment assets for the year ended December 31, 2016	$32	$53	$-	$85

Identifiable assets as of December 31, 2016	$3,152	$2,320	$-	$5,472

	Year Ended December 31, 2015
	DPC	DPL	Eliminations	Total

Revenues	$3,833	$3,933	$-	$7,766
Inter-segment revenues	371	-	(371)	-

Total revenues	$4,204	$3,933	$(371)	$7,766

Depreciation and amortization expenses	$74	$139	$-	$213

Operating income (loss)	$(1,086)	$83	$-	$(1,003)

Impairment of investment				(110)
Other income, net				16

Income taxes				1

Net loss				$(1,096)

Capital expenditures for segment assets for the year ended December 31, 2015	$58	$248	$-	$306

Identifiable assets as of December 31, 2015	$2,384	$2,715	$-	$5,099

The following table provides the percentage of total revenues attributable to a single customer from which 10% or more of total revenues are derived:

For the year ended December 31,2016
	Total Revenues by Major Customers (in thousands)	Percentage of Total Company Revenues
Customer A	$1,328	17%
Customer B	$750	10%

For the year ended December 31,2015
	Total Revenues by Major Customers (in thousands)	Percentage of Total Company Revenues
Customer A	$853	11%
Customer B	$1,809	23%

Revenue from customer A was attributable to DPC and revenue from Customer B attributable to DPL.

For the years ended December 31, 2016 and 2015, total revenues from external customers divided on the basis of the Company’s product lines are as follows:

	2016	2015
Revenues:
Commercial products	$5,307	$4,802
Defense products	2,289	2,964

Total revenues	$7,596	$7,766

Financial data relating to geographic areas:

The Company’s total revenues are attributed to geographic areas based on the location.

The following table presents total revenues for the years ended December 31, 2016 and 2015. Other than as shown, no foreign country contributed materially to revenues or long-lived assets for these periods:

	2016	2015

North America	$4,541	$3,435
Europe (including UK)	1,845	1,704
Asia	255	768
Australia	123	42
South America	81	3
South Korea	751	1,814

Total revenues	$7,596	$7,766

NOTE 16: SUBSEQUENT EVENTS

In February 2017, the Company issued $400 in demand promissory notes and five year warrants to purchase 333,333 shares of common stock at $ 0.70, per share.

In February 16, 2017, the holder of the $100 in demand promissory notes agreed to cancel its demand promissory note for the purchase of 166,667 shares of Common Stock at $0.60 per share.

In February 23, 2017, the holders of the $300 in demand promissory notes agreed to cancel their demand promissory notes to purchase of 500,000 shares of Common Stock at $0.60 per share.

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou, the majority stockholder of the Company and of which Kristine Ault, a director of the Company, is the managing member of MCKEA which, in turn, is the Manager of Philou. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou may invest up to $5,000,000 in the Company through the purchase of Series B Preferred Stock over the term of 36 months.

In addition, for each share of Series B Preferred Stock purchased, Philou will receive warrants to purchase shares of common stock in a number equal to the stated value of each share of Series B Preferred Stock of $10.00 purchased divided by $0.70 at an exercise price equal to $0.70 per share of common stock

Further, Philou shall have the right to participate in the Company’s future financings under substantially the same terms and conditions as other investors in those respective financings in order to maintain its then percentage ownership interest in the Company. Philou’s right to participate in such financings shall accrue and accumulate provided that it still owns at least 100,000 shares of Series B Preferred Stock.

On March 15, 2017, Company entered into a subscription agreement with an investor for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300.

On March 24, 2017, Philou purchased 25,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement in consideration of the cancellation of the Company debt due to an affiliate of Philou in the amount of $250.

On March 28, 2017, the Company issued $270 in demand promissory notes to several investors. These demand promissory notes bear interest at the rate of 6% per annum. On April 5, 2017, the Company canceled these promissory notes by issuing 360,000 shares of common stock at $0.75 per share. In addition, the Company also issued warrants to purchase 180,000 shares of common stock at $0.90 per share to these investors.

Exhibit 10.1

DIGITAL POWER CORPORATION

$500,000 12% SENIOR SECURED NOTE

NOTE

October 05, 2016

Summary

Digital Power Corporation (NYSE MKT:DPW)(DPW) provides this capital financing offer of $500,000 to Avalanche International Corp. (OTC:AVLP)(AVLP). DPW designs, manufactures and markets flexible power supply solutions for the most demanding applications in the telecom, medical, industrial and military markets. DPW is a California corporation with its U.S. headquarters in Fremont, California. Avalanche International Corp. is a holding company and Nevada corporation. AVLP has two wholly-owned operating subsidiaries, Restaurant Capital Group, LLC and Smith and Ramsay Brands, LLC. With its headquarters in Las Vegas, NV, the development strategy of AVLP is growth through acquisition and investment. This growth strategy permeates throughout AVLP and extends to its operational businesses. These businesses target horizontal opportunities as well as internal growth and typically feature consumer audiences and niche sectors.

Highlights of the transaction include:

1.	A $525,000 Convertible Promissory Note (Note) providing net working capital of $500,000 with a $25,000 OID and simple annual interest rate of 12% for two years.
2.	The Note is currently convertible into 9.9% of the common stock of AVLP, $0.74536 per share for 670,821 common shares.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

AVALANCHE INTERNATIONAL CORPORATION

12% CONVERTIBLE PROMISSORY NOTE

US $525,000.00	Las Vegas, Nevada

10/05/2016

For good and valuable consideration, Avalanche International Corp, a Nevada corporation, (“Maker”), hereby makes and delivers this 12% secured Convertible Promissory Note (this “Note”) in favor of Digital Power Corporation, or its assigns (“Holder”), and hereby agrees as follows:

1.

Principal Obligation and Interest. For value received, Maker promises to pay to Holder at 5940 S. Rainbow Blvd., Las Vegas, NV 89118, or at such other place as Holder may designate in writing, in currently available funds of the United States, the principal amount of Five Hundred Twenty-Five (USD). Maker’s obligation under this Note shall accrue simple interest at the rate of Twelve Percent (12.0%) per year from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

2.	Payment Terms.

a.     All principal and accrued interest then outstanding shall be due and payable by the Maker on or before two (2) Years from the date actual cash is received by the Holder (the “Maturity Date”) or until earlier redemption of this Note under the terms hereof.

b.     Accrued interest hereunder shall be due and payable from Maker to Holder at Maturity Date or until earlier redemption of this Note under the terms hereof at any time after the date hereof, and before the Maturity Date of this Note or may be paid or redeemed in whole, or in part on one or more occasions, at the sole option of the Maker.

c.     At any time after the date hereof and before the Maturity Date of this Note or may be paid or redeemed in whole, or in part on one or more occasions, at the sole option of the Maker.

d.     All payments of principal and interest hereunder may, at the sole option of the Maker, be paid pro-rata or redeemed for common stock at a conversion price of $.74536 in validly issued shares of common stock in the Maker, par value $0.001, issued to Holder. For example, Holder could redeem 670,821 shares at a conversion price of $.74536 per share for the principal balance only at a time deemed permissible by Rule 144. Any and all accrued interest would be payable by cash or at an equivalent conversion rate into the shares of the Company’s common stock.

e.     All payments shall be applied first to interest, then principal and shall be credited to the Maker's account on the date that such payment is physically received by the Holder.

3.             Optional Conversion; Adjustments to Conversion Price.

a.     At any time after six months from the date hereof, the Holder shall have the right, at its option, to convert all or any portion of the principal and accrued interest due and owing hereunder into shares of fully paid and nonassessable Common Stock of the Maker at the price of $0.74536 per share, (the "Conversion Price"), subject to adjustment as explained herein.

b.     If the Maker shall (i) declare a dividend or other distribution payable in securities, (ii) split its outstanding shares of Common Stock into a larger number, (iii) combine its outstanding shares of Common Stock into a smaller number, or (iv) increase or decrease the number of shares of its capital stock in a reclassification of the Common Stock including any such reclassification in connection with a merger, consolidation or other business combination in which the Maker is the continuing entity (any such corporate event, an “Event”), then in each instance the Conversion Price shall be adjusted such that the number of shares issued upon conversion of the sum due and owing hereunder will equal the number of shares of Common Stock that would otherwise be issued but for such event.

c.            Notices.

i.     Immediately upon any adjustment of the Conversion Price, the Maker shall give written notice thereof to Holder, setting forth in reasonable detail and certifying the calculation of such adjustment and the facts upon which such adjustment is based.

ii.     The Maker shall give written notice to the Holder at least five (5) days prior to the date on which the Maker closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, or (b) with respect to any dissolution or liquidation or any merger, consolidation, reorganization, recapitalization or similar event.

4.             Security. This Note shall be secured through a lien on any new assets purchased by AVLP from this day forward along with the full faith and credit of AVLP.

5.             Registration Rights.

a.     The Maker agrees that if, at any time, and from time to time, the Board of Directors of the Maker shall authorize the filing of a registration statement under the Securities Act of 1933 on Form S-1, S-3, or S-4 in connection with the proposed offer of any of its securities by it or any of its stockholders, the Maker shall: (A) promptly notify each Holder that such registration statement will be filed and that the Common Stock issuable to Holder upon conversion of this Note at the Conversion Price then in effect (the “Registrable Securities”) will be included in such registration statement at such Holder’s request; (B) cause such registration statement to cover all of such Registrable Securities for which such Holder requests inclusion; (C) use best efforts to cause such registration statement to become effective as soon as practicable; (D) use best efforts to cause such registration statement to remain effective until the earliest to occur of (i) such date as the sellers of Registrable Securities have completed the distribution described in the registration statement and (ii) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such Holders; and (E) take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all such Registrable Securities to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

b.     The right of any Holder to request inclusion in any registration pursuant to this Agreement shall terminate if all Registrable Securities may immediately be sold under Rule 144.

c.     Notwithstanding any other provision of this Section 5, the Maker may at any time, abandon or delay any registration commenced by the Maker. In the event of such an abandonment by the Maker, the Maker shall not be required to continue registration of shares requested by the Holder for inclusion.

d.     In connection with any offering involving an underwriting of shares of the Maker’s capital stock, the Maker shall not be required to include any of the Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Maker and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Maker. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Maker that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Maker shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

6.             Representations and Warranties of Maker. Maker hereby represents and warrants the following to Holder:

a.     Maker and those executing this Note on its behalf have the full right, power, and authority to execute, deliver and perform the Obligations under this Note, which are not prohibited or restricted under the articles of incorporation or bylaws of Maker. This Note has been duly executed and delivered by an authorized officer of Maker and constitutes a valid and legally binding obligation of Maker enforceable in accordance with its terms.

b.     The execution of this Note and Maker’s compliance with the terms, conditions and provisions hereof does not conflict with or violate any provision of any agreement, contract, lease, deed of trust, indenture, or instrument to which Maker is a party or by which Maker is bound, or constitute a default thereunder.

7.             Representations and Covenants of the Holder. The Maker has issued this Note in reliance upon the following representations and covenants of the Holder:

a.     Investment Purpose. This Note and any common stock which may be issued as payment hereunder or upon conversion hereof are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

b.     Private Issue. The Holder understands (i) that this Note and any common stock which may be issued as payment hereunder are not registered under the Securities Act of 1933 (the “1933 Act”) or qualified under applicable state securities laws, and (ii) that the Maker is relying on an exemption from registration predicated on the representations set forth in this Section 7.

c.     Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

d.     Risk of No Registration. The Holder understands that if the Maker does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell any of the common stock issued as payment hereunder, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of this Note or any sale of common stock in the Maker which might be made by Holder in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

8.             Defaults. The following events shall be defaults under this Note:

a.     Maker’s failure to remit any payment under this Note on before the date due, if such failure is not cured in full within ten (10) days of written notice of default;

b.     Maker’s failure to perform or breach of any non-monetary obligation or covenant set forth in this Note or in the Agreement if such failure is not cured in full within fifteen (15) days following delivery of written notice thereof from Holder to Maker;

c.     If Maker is dissolved, whether pursuant to any applicable articles of incorporation or bylaws, and/or any applicable laws, or otherwise;

d.     The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker under the federal Bankruptcy code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of the Maker, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order un-stayed and in effect for a period of twenty (20) days; or

e.     Maker’s institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or its filing of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or its consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee of the company, or of any substantial part of its property, or its making of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action.

9.             Rights and Remedies of Holder. Upon the occurrence of an event of default by Maker under this Note, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a.     Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be immediately due and payable.

b.     Pursue any other rights or remedies available to Holder at law or in equity.

10.           Choice of Laws; Actions. This Note shall be constructed and construed in accordance with the internal substantive laws of the State of California, without regard to the choice of law principles of said State. Maker acknowledges that this Note has been negotiated in Alameda County, California. Accordingly, the exclusive venue of any action, suit, and counterclaim or cross claim arising under, out of, or in connection with this Note shall be the state or federal courts in Alameda County, California. Maker hereby consents to the personal jurisdiction of any court of competent subject matter jurisdiction sitting in Alameda, California.

11.           Usury Savings Clause. Maker expressly agrees and acknowledges that Maker and Holder intend and agree that this Note shall not be subject to the usury laws of any state other than the State of Nevada. Notwithstanding anything contained in this Note to the contrary, if collection from Maker of interest at the rate set forth herein would be contrary to applicable laws, then the applicable interest rate upon default shall be the highest interest rate that may be collected from Maker under applicable laws at such time.

12.          Costs of Collection. Should the indebtedness represented by this Note, or any part hereof, be collected at law, in equity, or in any bankruptcy, receivership or other court proceeding, or this Note be placed in the hands of any attorney for collection after default, Maker agrees to pay, in addition to the principal and interest due hereon, all reasonable attorneys’ fees, plus all other costs and expenses of collection and enforcement.

13.          Miscellaneous.

a.     This Note shall be binding upon Maker and shall inure to the benefit of Holder and its successors, assigns, heirs, and legal representatives.

b.     Any failure or delay by Holder to insist upon the strict performance of any term, condition, covenant or agreement of this Note, or to exercise any right, power or remedy hereunder shall not constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy.

c.     Any provision of this Note that is unenforceable shall be severed from this Note to the extent reasonably possible without invalidating or affecting the intent, validity or enforceability of any other provision of this Note.

d.     This Note may not be modified or amended in any respect except in a writing executed by the party to be charged.

e.     Time is of the essence.

14.          Notices. All notices required to be given under this Note shall be given to each of the parties at such address as a party may designate by written notice to the other party. Notices may be transmitted by facsimile, certified mail, private delivery, electronic mail, or any other commercially reasonable means, and shall be deemed given upon receipt by the Party to whom they are addressed.

15.          Waiver of Certain Formalities. All parties to this Note hereby waive presentment, dishonor, notice of dishonor and protest. All parties hereto consent to, and Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by Holder shall not discharge the liability of any party to this Note.

IN WITNESS WHEREOF, this Note has been executed effective the date and place first written above.

Avalanche International Corp “Maker”:	Digital Power Corporation “Holder”:

By: /s/ Philip E. Mansour	By: /s/ Amos Kohn
Philip E. Mansour, President & CEO	Amos Kohn, President & CEO

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-104941 and No. 333-192819) and Registration Statements on Form S-3 (No. 333-215237; No. 333-215834; and No. 333-215852) of our report dated March 30, 2016, with respect to the consolidated financial statements of Digital Power Corporation and its subsidiary, included in this Annual Report (Form 10-K) for the year ended December 31, 2015 and for the year then ended, appearing in this Annual Report on Form 10-K of Digital Power Corporation for the year ended December 31, 2016.

/s/ KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
April 10, 2017	A Member of Ernst & Young Global

Exhibit 23.2

Independent Registered Public Accounting Firm’s Consent

We consent to the incorporation by reference in the Registration Statement of Digital Power Corporation on Forms S-8 (File No. 333-104941 and File No. 333-192819) and Forms S-3 (File No. 333-215237, File No. 333-215834 and File No. 333-215852) of our report dated April 10, 2017, with respect to our audit of the consolidated financial statements of Digital Power Corporation and Subsidiary as of December 31, 2016 and for the year ended December 31, 2016, which report is included in this Annual Report on Form 10-K of Digital Power Corporation for the year ended December 31, 2016.

/s/ Marcum LLP

Marcum LLP

New York, NY

April 10, 2017

Exhibit 31.1

CERTIFICATION

I, Amos Kohn, certify that:

1.	I have reviewed this annual report on Form 10-K of Digital Power Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)        Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)        Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.         The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,process summarize and report financial information; and

(b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 10, 2017	By: /s/ Amos Kohn
Amos Kohn, President and Chief Executive Officer

Exhibit 31.2

CERTIFICATION

I, Uri Friedlander, certify that:

1.	I have reviewed this annual report on Form 10-K of Digital Power Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)        Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)        Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)        Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)        Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 10, 2017	By: /s/ Uri Friedlander
Uri Friedlander
V.P. of Finance, Principal Accounting Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of   2002, that the Annual Report of Digital Power Corporation (the “Company”) on Form 10-K for the year ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2017	By:	/s/ Amos Kohn Amos Kohn
President and Chief Executive Officer

/s/ Uri Friedlander
Uri Friedlander
V.P. of Finance and Principal Accounting Officer

Appendix B

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☑	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the quarterly period ended June 30, 2017

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from ________ to ________.

Commission file number 1-12711

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	94-1721931

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

48430 Lakeview Blvd

Fremont, CA 94538-3158

(Address of principal executive offices)

(510) 657-2635

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☑    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐		Accelerated filer ☐

Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☑

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12(b)-2 of the Exchange Act).  Yes ☐    No ☑

At August 17, 2017 the registrant had outstanding 13,469,509 shares of common stock.

DIGITAL POWER CORPORATION

TABLE OF CONTENTS

Page
PART I – FINANCIAL INFORMATION

Item 1.	Financial Statements

	Condensed Consolidated Balance Sheets as of June 30, 2017 (Unaudited) and December 31, 2016	B-4 - B-5

	Condensed Consolidated Statements of Operations and Comprehensive Loss for the three and six months ended June 30, 2017 and 2016 (Unaudited)	B-6

	Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2017 and 2016 (Unaudited)	B-7 - B-8

	Notes to Interim Condensed Consolidated Financial Statements (Unaudited)	B-9 - B-38

Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations	B-39

Item 3.	Quantitative and Qualitative Disclosures about Market Risk	B-45

Item 4.	Controls and Procedures	B-46

PART II – OTHER INFORMATION

Item 1.	Legal Proceedings	B-46
Item 1A.	Risk Factors	B-46
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	B-46
Item 3.	Defaults Upon Senior Securities	B-46
Item 4.	Reserved	B-46
Item 5.	Other Information	B-46
Item 6.	Exhibits	B-47

Forward-Looking Statements

This Quarterly Report on Form 10-Q contains forward-looking statements that involve a number of risks and uncertainties. Words such as "anticipates," "expects," "intends," "goals," "plans," "believes," "seeks," "estimates," "continues," "may," "will," “would,” "should," “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, uncertain events or assumptions, and other characterizations of future events or circumstances are forward-looking statements. Such statements are based on management's expectations as of the date of this filing and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include those described throughout this report and our Annual Report on Form 10-K for the year ended December 31, 2016, particularly the "Risk Factors" sections of such reports. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in this Form 10-Q and in other documents we file from time to time with the Securities and Exchange Commission that disclose risks and uncertainties that may affect our business. The forward-looking statements in this Form 10-Q do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that had not been completed as of August 21, 2017. In addition, the forward-looking statements in this Form 10-Q are made as of the date of this filing, and we do not undertake, and expressly disclaims any duty, to update such statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

PART I – FINANCIAL INFORMATION

Item 1.  Financial Statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	June 30,	December 31,
	2017	2016
	(Unaudited)
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$443	$996
Accounts receivable, net	1,253	1,439
Inventories, net	1,609	1,122
Prepaid expenses and other current assets	659	285
TOTAL CURRENT ASSETS	3,964	3,842

Restricted cash	100	—
Intangible assets	93	—
Goodwill	6,002	—
Property and equipment, net	623	570
Investments - related parties, net of original issue discount of $103 and $45, respectively	2,582	1,036
Other investments	398	—
Deposits and loans	219	24
TOTAL ASSETS	$13,981	$5,472

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$2,835	$1,231
Accounts payable and accrued expenses, related party	100	—
Revolving credit facility	612	—
Notes payable	1,247	250
Notes payable, related parties	278	—
Convertible notes payable	250	—
Other current liabilities	427	398
TOTAL CURRENT LIABILITIES	5,749	1,879

LONG TERM LIABILITIES
Notes payable	569	—
Notes payable, related parties	128	—
Convertible notes payable, related party, net of discount of $408 and $496, respectively, at June 30, 2017 and December 31, 2016	122	34

TOTAL LIABILITIES	$6,568	$1,913

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

U.S. dollars in thousands

	June 30,	December 31,
	2017	2016
	(Unaudited)

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS' EQUITY

Series A Redeemable Convertible Preferred Stock, no par value – 500,000 shares authorized; nil shares issued and outstanding at June 30, 2017 and December 31, 2016	—	—
Series B Redeemable Convertible Preferred Stock, $10 stated value per share, no par value – 500,000 shares authorized; 100,000 and nil shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively (liquidation preference of $1,000 and nil at June 30, 2017 and December 31, 2016, respectively)	—	—
Series C Redeemable Convertible Preferred Stock, $2.40 stated value per share, no par value – 460,000 shares authorized; 455,002 and nil shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively (liquidation preference of $1,092 and nil at June 30, 2017 and December 31, 2016, respectively)	—	—
Series D Redeemable Convertible Preferred Stock, $0.01 stated value per share, no par value – 378,776 shares authorized; 378,776 and nil shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively (liquidation preference of $0.01 per share)	—	—
Series E Redeemable Convertible Preferred Stock, $45 stated value per share, no par value – 10,000 shares authorized; 10,000 and nil shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively (liquidation preference of $0.01 per share)	—	—
Preferred Stock, no par value – 151,224 shares authorized; nil shares issued and outstanding at June 30, 2017 and December 31, 2016	—	—
Common Stock, no par value – 30,000,000 shares authorized; 12,304,546 and 7,677,637 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	—	—
Additional paid-in capital	22,519	16,537
Accumulated deficit	(15,218)	(12,158)
Accumulated other comprehensive loss	(721)	(820)
TOTAL DIGITAL POWER STOCKHOLDERS' EQUITY	6,580	3,559

Non-controlling interest	833	—

TOTAL EQUITY	7,413	3,559

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,981	$5,472

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHNSIVE LOSS (Unaudited)

U.S. dollars in thousands, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016

Revenue	$1,822	$2,064	$3,450	$3,777
Cost of revenue	1,092	1,310	2,012	2,403
Gross profit	730	754	1,438	1,374

Operating expenses
Engineering and product development	265	170	492	364
Selling and marketing	327	233	622	488
General and administrative	1,582	340	2,555	711
Total operating expenses	2,174	743	3,669	1,563

Loss from operations	(1,444)	11	(2,231)	(189)

Interest (expense) income, net	(407)	55	(614)	62

Net loss	$(1,851)	$66	$(2,845)	$(127)

Less: Net loss attributable to non-controlling interest	112	—	112	—

Net loss attributable to Digital Power Corp	(1,739)	66	(2,733)	(127)

Preferred deemed dividends	(319)	—	(319)	—
Preferred dividends	(8)	—	(8)	—

Loss available to common shareholders	$(2,066)	$66	$(3,060)	$(127)

Basic and diluted net loss per common share	$(0.20)	$0.01	$(0.32)	$(0.02)

Basic and diluted weighted average common shares outstanding	10,467,658	6,775,971	9,430,945	6,775,971

Comprehensive Loss
Loss available to common shareholders	$(2,066)	$66	$(3,060)	$(127)
Other comprehensive income (loss)
Change in net foreign currency translation adjustments	78	(152)	99	(210)
Other comprehensive income (loss)	78	(152)	99	(210)
Total Comprehensive loss	$(1,988)	$(86)	$(2,961)	$(337)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

U.S. dollars in thousands

	For the Six Months Ended June 30,
	2017	2016

Cash flows from operating activities:
Net loss	$(2,845)	$(127)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	78	84
Amortization	2	—
Interest expense – debt discount	587	—
Accretion of original issue discount on notes receivable – related party	(19)	—
Interest expense on extinguishment of demand notes to common stock	13	—
Stock-based compensation	752	87
Changes in operating assets and liabilities:
Accounts receivable	651	4
Inventories	216	256
Prepaid expenses and other current assets	(228)	53
Other assets	(82)	—
Accounts payable and accrued expenses	(91)	(25)
Accounts payable, related parties	100	—
Other current liabilities	(307)	(198)

Net cash (used in) provided by operating activities	(1,173)	134

Cash flows from investing activities:
Purchase of property and equipment	(21)	(74)
Investments – related party	(1,527)	—
Investments – others	(95)	—
Loan to third party	(489)	—

Net cash used in investing activities	(2,132)	(74)

Cash flows from financing activities:
Gross proceeds from sales of common stock and warrants	300	—
Proceeds from issuance of preferred stock	1,540	—
Financing cost in connection with sales of equity securities	(275)	—
Proceeds from convertible notes payable	354	—
Proceeds from notes payable – related party	350	—
Proceeds from notes payable	710	—
Payments on revolving credit facility, net	(268)	—

Net cash provided by financing activities	2,711	—

Effect of exchange rate on cash and cash equivalents	41	(89)

Net decrease in cash and cash equivalents	(553)	(29)

Cash and cash equivalents at beginning of period	996	1,241

Cash and cash equivalents at end of period	$443	$1,212

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (continued)

U.S. dollars in thousands

	For the Six Months Ended June 30,
	2017	2016

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$32	$-

Non-cash investing and financing activities:
Cancellation of notes payable – related party into shares of common stock	$100	$-
Cancellation of notes payable into shares of common stock	$625	$-
Cancellation of note payable – related party into series B convertible preferred stock	$500	$-

In connection with the Company's acquisiton of Microphase Corporation, equity instruments were issued and liabilities assumed during 2017 as follows:

Fair value of assets acquired	$7,893
Equity instruments issued	(1,451)
Minority interest	(945)
Liabilities assumed	$5,497

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

1. DESCRIPTION OF BUSINESS

Digital Power Corporation ("Digital Power") was incorporated in 1969, under the General Corporation Law of the State of California. Digital Power and Digital Power Limited ("DP Limited"), a wholly owned subsidiary, located in the United Kingdom, are currently engaged in the design, manufacture and sale of switching power supplies and converters. On November 30, 2016, Digital Power formed Digital Power Lending, LLC, a wholly-owned subsidiary (“DP Lending”). DP Lending is engaged in providing commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses. The loans will primarily be short-term, ranging from six to twelve months. Further, on June 2, 2017, Digital Power purchased 56.4% of the outstanding equity interests of Microphase Corporation, a Delaware corporation (the “Microphase”). Microphase is a design-to-manufacture original equipment manufacturer (“OEM”) delivering radio frequency (“RF”) and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and detector logarithmic video amplifiers (“DLVA”) to the military, aerospace and telecommunications industries. Microphase is headquartered in Shelton, Connecticut. Digital Power, DP Limited, Microphase and DP Lending (collectively, the “Company”) has two reportable geographic segments - North America (sales through Digital Power, Microphase and DP Lending) and Europe (sales through DP Limited).

2. LIQUIDITY, GOING CONCERN AND MANAGEMENT’S PLANS

As of June 30, 2017, the Company had cash and cash equivalent of $443, an accumulated deficit of $15,218 and a negative working capital of $1,785. The Company has incurred recurring losses and reported losses for the three and six months ended June 30, 2017, totaled $1,739 and $2,733, respectively.  In the past, the Company has financed its operations principally through issuances of convertible debt, promissory notes and equity securities. During 2017, as reflected below, the Company continues to successfully obtain additional equity and debt financing and in restructuring existing debt. The following financings transactions were consummated during 2017:

●

In February 2017, the Company issued demand promissory notes and warrants to purchase 333,333 shares of common stock at $ 0.70 per share for aggregate proceeds of $400. Further in February 2017, the holders of $400 in demand promissory notes agreed to extinguish their $400 of debt by cancelling their notes to purchase 666,667 shares of common stock of the Company at $0.60 per share (See Note 9).

●

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou Ventures LLC (“Philou”), a related party, pursuant to which Philou was granted the right to invest up to $5,000 in the Company through the purchase of Series B Preferred Stock over a term of 36 months.   On March 24, 2017, Philou purchased 25,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement in consideration of cancellation of Company debt of $250 due to MCKEA, an affiliate of Philou. On May 5, 2017, Philou purchased an additional 50,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement for $500 (See Note 13).

●

On March 15, 2017, the Company entered into a subscription agreement with one investor for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300 (See Note 13).

●

On March 20, 2017, the Company issued $250 in demand promissory note to one of the Company's shareholders (See Note 13). This $250 demand promissory note was converted in shares of the Series B Preferred Stock for the benefit of Philou.

●

On March 28, 2017, the Company issued $270 in demand promissory notes to several investors. The Company received gross proceeds of $220 on March 31, 2017 and the remaining balance of $50 was received on April 3, 2017. On April 5, 2017, the Company canceled these promissory notes by issuing to the holders 360,000 shares of common stock at $0.75 per share and warrants to purchase 180,000 shares of common stock at $0.90 per share (See Note 9).

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

●

On April 17, 2017, the Company entered into two 7% convertible notes (the “7% Convertible Notes”) in the aggregate principal amount of $250. The 7% Convertible Notes accrue interest at 7% simple interest on the principal amount and were due on June 2, 2017. The 7% Convertible Notes were not repaid on the maturity date and as such were in default at June 30, 2017. During July 2017 these two 7% Convertible Notes were repaid (See Note 11).

●

On April 26, 2017, the Company entered into a 7% convertible note in the aggregate principal amount of $104. On June 28, 2017, the noteholder converted the outstanding balance into 189,091 shares of Digital Power’s common stock (See Note 11).

●

Between May 5, 2017 and June 30, 2017, the Company received additional short-term loans of $140 from four accredited investors of which $75 was from the Company’s corporate counsel, a related party. As additional consideration, the investors received five-year warrants to purchase 224,371 shares of common stock at a weighted average exercise price of $0.77 per share.On June 28, 2017, the holders of $55 of these short-term loans cancelled their notes for the purchase of 100,001 shares of Digital Power’s common stock at a price of $0.55 per share. An additional $52 in short-term loans that was received from the related party was also converted on June 28, 2017, into one of the Series C Units (See Note 9).

●

Between May 24, 2017 and June 19, 2017, Digital Power entered into subscription agreements (the “Series C Subscription Agreement”) with approximately twenty accredited investors (the “Series C Investors”) in connection with the sale of twenty-one Units at a purchase price of $52 per Unit raising in the aggregate $1,092 with each Unit consisting of Series C Preferred Stock and Warrants (See Note 13).

●

Between July 1, 2017 and August 17, 2017, the Company received net cash proceeds of $1,505 from issuances of the Company’s debt and equity securities. Further, $268 in convertible notes were exchanged for shares of the Company’s common stock (See Note 16).

The Company expects to continue to incur losses for the foreseeable future and needs to raise additional capital to continue its business development initiatives and to support its working capital requirements. In March 2017, the Company was awarded a 3-year, $50 million purchase order by MTIX Ltd. (“MTIX") to manufacture, install and service the Multiplex Laser Surface Enhancement (“MLSE”) plasma-laser system. Management believes that the MLSE purchase order will be a source of revenue and generate significant cash flows for the Company. Management believes that the Company has access to capital resources through potential public or private issuance of debt or equity securities. If the Company is unable to raise additional capital, it may be required to curtail operations and take additional measures to reduce costs, including reducing its workforce, eliminating outside consultants and reducing legal fees in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These matters raise substantial doubt about the Company’s ability to continue as a going concern.

3. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and Regulation S-X and do not include all the information and disclosures required by generally accepted accounting principles in the United States of America (“GAAP”). The Company has made estimates and judgments affecting the amounts reported in our consolidated financial statements and the accompanying notes.  The actual results experienced by the Company may differ materially from our estimates. The consolidated financial information is unaudited but reflects all normal adjustments that are, in the opinion of management, necessary to provide a fair statement of results for the interim periods presented. These consolidated financial statements should be read in conjunction with the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on April 10, 2017.  The consolidated balance sheet as of December 31, 2016 was derived from the Company’s audited 2016 financial statements contained in the above referenced Form 10-K.  Results of the three and six months ended June 30, 2017, are not necessarily indicative of the results to be expected for the full year ending December 31, 2017.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Digital Power, its wholly-owned subsidiaries, DP Limited and DP Lending and its majority-owned subsidiary, Microphase. All significant intercompany accounts and transactions have been eliminated in consolidation.

Accounting Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Key estimates include fair value of certain financial instruments, reserve for trade receivables and inventories, carrying amounts of investments, accruals of certain liabilities, and deferred income taxes and related valuation allowance.

Investments in Debt and Equity Securities

The Company classifies its investments in Avalanche International, Corp (“AVLP”), consisting of shares of common stock and debt securities, in accordance with ASC No. 320, Investment in Debt and Equity Securities (“ASC No. 320”) and ASC No. 325, Investment – Other (“ASC No. 325”). The investment in marketable securities and convertible promissory notes are both classified as “available-for-sale securities” and are carried at fair value, based on quoted market prices. Unrealized gains and losses are reported as a separate component of stockholder’s equity, accumulated other comprehensive loss. When evaluating the Company’s debt and equity investments for other-than-temporary impairment, the Company reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and any changes thereto, and the Company’s intent to sell, or whether it is more likely than not that it will be required to sell, the investment before recovery of the investment’s amortized cost basis. Equity securities that do not have readily determinable fair values (i.e., non-marketable equity securities) and are not required to be accounted for under the equity method are typically carried at cost (i.e., cost method investments), as described in ASC No. 325-20. Additionally, the investment in debt securities of AVLP qualifies for application of the fair value option in accordance with ASC No. 825.

Revenue Recognition

The Company generates revenues from the sale of its products through a direct and indirect sales force. Revenues from products are recognized in accordance with ASC No. 605, Revenue Recognition, when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the seller's price to the buyer is fixed or determinable, no further obligation exists and collectability is reasonably assured. Generally, the Company does not grant a right of return. However, certain distributors are allowed, in the six months after the initial stock purchase, to rotate stock that has not been sold for other products. Revenues subject to stock rotation rights are deferred until the products are sold to the end customer or until the rotation rights expire. Service revenues are deferred and recognized on a straight-line basis over the term of the service agreement. Service revenues are immaterial in proportion to the Company's revenues.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Warranty

The Company offers a warranty period for all of its products. Warranty periods range from one to two years depending on the product. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized. Factors that affect the Company's warranty liability include the number of units sold, historical rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liability and adjusts the amounts as necessary.

As of June 30, 2017 and December 31, 2016, the Company’s accrued warranty liability was $86.

Common Stock Purchase Warrants and Other Derivative Financial Instruments

The Company classifies common stock purchase warrants and other free standing derivative financial instruments as equity if the contracts (i) require physical settlement or net-share settlement or (ii) give the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the Company), (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement), or (iii) contain reset provisions as either an asset or a liability. The Company assesses classification of its freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company determined that certain freestanding derivatives, which principally consist of issuance of warrants to purchase shares of common in connection with convertible notes, units and to employees of the Company, satisfy the criteria for classification as equity instruments as these warrants do not contain cash settlement features or variable settlement provision that cause them to not be indexed to the Company’s own stock.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC No. 718, Compensation – Stock Compensation ("ASC No. 718"). Under ASC No. 718, compensation expense related to stock-based payments is recorded over the requisite service period based on the grant date fair value of the awards.  Compensation previously recorded for unvested stock options that are forfeited is reversed upon forfeiture.  The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards.  The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of ASC No. 505-50, Equity Based Payments to Non-Employees.  Accordingly, the measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete.  In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with ASC No. 815, Derivatives and Hedging Activities (“ASC No. 815”). ASC No. 815 requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC No. 470-20, Debt with Conversion and Other Options (“ASC No. 470-20”). Under ASC No. 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC No. 815.

Comprehensive Loss

The Company reports comprehensive loss in accordance with ASC No. 220, Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that its items of other comprehensive loss relate to changes in foreign currency translation adjustments.

Fair value of Financial Instruments

In accordance with ASC No. 820, Fair Value Measurements and Disclosures, fair value is defined as the exit price, or the amount that would be received for the sale of an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or model-derived valuations.  All significant inputs used in our valuations are observable or can be derived principally from or corroborated with observable market data for substantially the full term of the assets or liabilities. Level 2 inputs also include quoted prices that were adjusted for security-specific restrictions which are compared to output from internally developed models such as a discounted cash flow models.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of financial instruments carried at cost, including cash and cash equivalents, trade receivables and trade receivable – related party, investments, notes receivable, trade payables and trade payables – related party approximate their fair value due to the short-term maturities of such instruments.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

As of June 30, 2017 and December 31, 2016, the fair value of the Company’s investments were $2,582 and $1,036, respectively, and were concentrated in debt and equity securities of AVLP, a related party (See Note 4), which are classified as available-for-sale investments.  At June 30, 2017, the Company's investment in AVLP is comprised of convertible promissory notes of $2,491, net of unamortized discount, and marketable equity securities of $91. At December 31, 2016, the Company's investment in AVLP is comprised of convertible promissory notes of $952, net of unamortized discount, and marketable equity securities of $84. For investments in marketable equity securities, the Company took into consideration general market conditions, the duration and extent to which the fair value is below cost, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for recovery of value in the foreseeable future. As a result of this analysis, the Company has determined that its cost basis in AVLP equitable securities approximates the current fair value.

Consistent with the guidance at ASC No. 835, the Company’s presumption is that the fair value of its convertible promissory notes in AVLP have a present value equivalent to the cash proceeds exchanged. Further, the discount shall be reported in the balance sheet as a direct deduction from the face amount of the convertible promissory notes. Thus, the Company has determined that the amortized cost of its convertible promissory notes approximates fair value and are subject to a periodic impairment review. The interest income, including amortization of the discount arising at acquisition, for the convertible promissory notes are included in earnings. In the future, if the Company does not expect to recover the entire amortized cost basis, the Company shall recognize other-than-temporary impairments in other comprehensive income (loss).

In the first quarter of 2017, the Company purchased at the market shares of common stock of three companies for a total cost of $20. In accordance with ASC No. 320-10, these investments are accounted for pursuant to the fair value method. Based upon the closing market prices of common stock for these three companies at June 30, 2017, and most recently at August 15, 2017, the Company determined that its cost basis in the shares of common stock for these companies approximates the current fair value and has concluded that its investment in marketable securities is not impaired.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The following table sets forth the Company’s financial instruments that were measured at fair value on a recurring basis by level within the fair value hierarchy:

	Fair Value Measurement at June 30, 2017
	Total	Level 1	Level 2	Level 3
Investments – AVLP – a related party	$2,582	$91	$2,491	$—

Investments in other companies	$20	$20	$—	$—

	Fair Value Measurement at December 31, 2016
	Total	Level 1	Level 2	Level 3
Investments – AVLP – a related party	$1,036	$84	$952	$—

Debt Discounts

The Company accounts for debt discount according to ASC No. 470-20, Debt with Conversion and Other Options. Debt discounts are amortized through periodic charges to interest expense over the term of the related financial instrument using the effective interest method. During the three and six months ended June 30, 2017, the Company recorded amortization of debt discounts of $397 and $592, respectively. The Company did not recognize any debt discount during the six months ended June 30, 2016.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Net Loss per Share

Net loss per share is computed by dividing the net loss to common stockholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss position for all periods presented. The Company has included 317,460 warrants, with an exercise price of $.01, in its earnings per share calculation for the three and six months ended June 30, 2017.  Anti-dilutive securities consisted of the following at June 30,

	2017	2016
Stock options	2,841,000	1,106,000
Warrants	7,426,080	—
Convertible notes	1,296,969	—
Conversion of preferred stock	4,606,131	—
Total	16,170,180	1,106,000

Recently Issued Accounting Standards

The Company has considered all other recently issued accounting standards and does not believe the adoption of such standards will have a material impact on its condensed consolidated financial statements.

4. INVESTMENTS – RELATED PARTIES

Investments in AVLP at June 30, 2017, and December 31, 2016, are comprised of the following:

	June 30,	December 31,
	2017	2016
Investment in convertible promissory note of AVLP	$2,593	$997
Investment in common stock of AVLP	91	84
Total investment in AVLP P – Gross	2,684	1,081
Less: original issue discount	(102)	(45)
Total investment in AVLP P – Net	$2,582	$1,036

During the year ended December 31, 2016, the Company made a strategic decision to invest in AVLP, a related party controlled by Philou, an existing majority stockholder. The Company’s investments in AVLP primarily consist of convertible promissory notes and shares of common stock of AVLP.

On October 5, 2016, November 30, 2016, and February 22, 2017, the Company entered into three 12% Convertible Promissory Notes with AVLP (the "AVLP Notes") in the principal amount of $525 each. The AVLP Notes include a 5% original issue discount, resulting in net loans to AVLP of $1,500 and an original issue discount of $75. The AVLP notes accrue interest at 12% per annum and shall be due on or before two years from the origination dates of each note. At any time after six months, the Company has the right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of AVLP at approximately $0.74536 per share. Subject to adjustment, the AVLP Notes, inclusive of the original issue discount, are convertible into 2,113,086 shares of the Company’s common stock.

The Company has funded $970 in excess of the $1,500 net loan amount required pursuant to the terms of the AVLP Notes. The Company and AVLP have agreed that these additional advances shall feature terms mirroring those of the AVLP Notes, including 12% annual interest and an original issue discount of 5%; however, in addition to these terms, the Company and AVLP are in the process of finalizing additional terms that will be incorporated into a new convertible promissory note agreement.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

The original issue discount of $123 on the AVLP Notes, inclusive of the original issue discount attributed to the $970 loaned in excess of the AVLP Notes, is being amortized as interest income through the maturity date using the interest rate method. During the three and six months ended June 30, 2017, the Company recorded $12 and $19, respectively, of interest income for the discount accretion. As of June 30, 2017 and December 31, 2016, the Company recorded contractual interest receivable attributed to the AVLP Notes of $93 and $13, respectively.

The Company has classified the AVLP Notes as Available-for-Sale securities, subject to the guidance in ASC No. 320. The Company elected to apply the Fair Value Option Subsections of Subtopic 320-10 and 825-10 to the AVLP Notes. At June 30, 2017, the closing market price of AVLP’s common Stock was $0.17. Subsequent to quarter-end, the closing market price of AVLP’s common stock was in the range of $0.17 and $ 0.38 and due to the illiquidity and significant volatility of AVLP’s common stock, the Company has determined that its cost basis in AVLP common stock approximates the current fair value.

The Company has concluded that indicators of impairment, including those described in ASC No. 320-10-35-27, do not currently exist for the Company’s investment in debt and equity securities of AVLP.

5. ACQUISITION

Microphase Corporation

On April 28, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Microphase; Microphase Holding Company LLC, a limited liability company organized under the laws of Connecticut (“MHC”), Ergul Family Limited Partnership, a partnership organized under the laws of Connecticut (“EFLP”) RCKJ Trust, a trust organized under the laws of New Jersey (“RCKJ” and with MHC and EFLP, the “Significant Stockholders”) and those additional persons who have executed the Agreement (collectively, the “Minority Stockholders” and with the Significant Stockholders, the “Stockholders”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company acquired 1,603,434 shares (the “Subject Shares”) of the issued and outstanding common stock of Microphase (the “MPC Common Stock”), from the Stockholders in exchange (the “Exchange”) for the issuance by the Company of 1,842,448 shares of Digital Power common stock (“Common Stock”) and 378,776 shares of Digital Power Series D Preferred Stock (collectively, the “Exchange Shares”), which shares of Digital Power Series D Preferred Stock are, subject to shareholder approval, convertible into an aggregate of 757,552 shares of Common Stock and warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of Common Stock (the “Warrant Shares”).  The Exchange Shares and the Exchange Warrants are at times collectively referred to herein as the “Exchange Securities.” At the time of the closing of the acquisition the Exchange Shares constituted 56.4% of the outstanding equity interests of Microphase Corporation. The operating results of Microphase from the closing date of the acquisition, June 2, 2017, through June 30, 2017, are included in the consolidated financial statements.

At closing, the purchase price of Digital Power’s 56.4% interest in Microphase was determined to be $1,451, comprised of the Exchange Shares, valued at $1,222, and the Exchange warrants, valued at $229. The value assigned to the Exchange Shares was based on the closing price of the Common Stock on June 2, 2017. The Company computed the fair value of these warrants using the Black-Scholes option pricing model.

The acquisition of Microphase is being accounted for under the purchase method of accounting in accordance with ASC No. 805, Business Combinations. Under the purchase method, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is recorded to the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired less liabilities assumed at the date of acquisition.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Upon initial measurement, components of the purchase price are as follows:

Cash and cash equivalents	$11
Accounts receivable, net	439
Inventories, net	667
Prepaid expenses and other current assets	139
Restricted cash	100
Intangible assets	95
Property and equipment, net	93
Other investments	303
Deposits and loans	44
Accounts payable and accrued expenses	(1,680)
Revolving credit facility	(880)
Notes payable	(2,204)
Notes payable, related parties	(406)
Convertible notes payable	0
Other current liabilities	(327)
Net liabilities assumed	(3,606)
Goodwill	6,002
Minority interest	(945)
Purchase price	$1,451

The following pro forma data summarizes the results of operations for the periods indicated as if the Microphase acquisition had been completed as of the beginning of each period presented. The pro forma data gives effect to actual operating results prior to the acquisition. These pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of the beginning of each period presented or that may be obtained in future periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016

Revenue	$2,714	$4,017	$5,408	$7,848

Net loss	$(1,924)	$(651)	$(4,076)	$(1,099)

Less: Net loss attributable to non-controlling interest	127	313	632	424

Net loss attributable to Digital Power Corp	$(1,797)	$(338)	$(3,444)	$(675)

Preferred deemed dividends	(319)	—	(319)	—
Preferred dividends	(8)	—	(8)	—

Loss available to common shareholders	$(2,124)	$(338)	$(3,771)	$(675)

Basic and diluted net loss per common share	$(0.17)	$(0.04)	$(0.33)	$(0.08)

Basic and diluted weighted average common shares outstanding	12,310,106	8,618,419	11,273,393	8,618,419

Comprehensive Loss
Loss available to common shareholders	$(2,124)	$(338)	$(3,771)	$(675)
Other comprehensive income (loss)
Change in net foreign currency translation adjustments	78	(152)	99	(210)
Net unrealized gain (loss) on securities available-for-sale, net of income taxes	0	—	130	18
Other comprehensive income (loss)	78	(152)	229	(192)
Total Comprehensive loss	$(2,046)	$(490)	$(3,542)	$(867)

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

6. STOCK-BASED COMPENSATION

Under the Company's 2016 Stock Incentive Plan (the “2016 Plan”) and the 2012 Stock Option Plan, as amended (the “2012 Plan”) (collectively, the “Plans”), options may be granted to employees, officers, consultants, service providers and directors of the Company. The Plans, as amended, provide for the issuance of a maximum of 5,372,630 shares of the Company’s common stock. The Company also has 206,000 outstanding options that were granted between 2009 and 2011 pursuant to the terms of the Company's 2002 Stock Option Plan (the “2002 Plan”). Options granted pursuant to the 2002 Plan expire between September 2008 and February 2021.

Options granted under the Plans have an exercise price equal to or greater than the fair value of the underlying common stock at the date of grant and become exercisable based on a vesting schedule determined at the date of grant. Typically, options granted generally become fully vested after four years. Any options that are forfeited or cancelled before expiration become available for future grants. The options expire between 5 and 10 years from the date of grant.  Restricted stock awards granted under the Plans are subject to a vesting period determined at the date of grant. As of June 30, 2017, an aggregate of 1,781,477 of the Company's options are still available for future grant.

During the three and six months ended June 30, 2017, the Company granted nil and 510,000 options, respectively, from the Plans to its employees at an average exercise price of $0.60 per share.  These options become fully vested after four years. The Company estimated that the grant date fair value of these options was $229, which is being recognized as stock-based compensation expense over the requisite four-year service period. During the three months ended June 30, 2017, the Company also issued 956,153 shares of common stock to its consultants and service providers pursuant to the 2016 Plan. The Company estimated that the grant date fair value of these shares of common stock was $499, which was determined from the closing price of the Company’s common stock on the date of issuance. The Company did not grant any options or restricted stock awards during the six months ended June 30, 2016.

The Company has valued the options at their date of grant utilizing the Black-Scholes option pricing model.  This model is dependent upon several variables such as the options’ term, exercise price, current stock price, risk-free interest rate estimated over the expected term and estimated volatility of our stock over the expected term of the options. The risk-free interest rate used in the calculations is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options as calculated using the simplified method. The estimated volatility was determined based on the historical volatility of our common stock.

During the six months ended June 30, 2017, the Company estimated the fair value of stock options granted using the Black-Scholes option pricing model with the following weighted average assumptions:

June 30, 2017
Weighted average risk free interest rate	1.89% — 2.14%
Weighted average life (in years)	5.0
Volatility	98.41% — 98.55%
Expected dividend yield	0%
Weighted average grant-date fair value per share of options granted	$0.45

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

The options outstanding as of June 30, 2017, have been classified by exercise price, as follows:

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$0.60 - $0.79	2,375,000	9.38	$0.66	1,246,667	$0.66
$1.10 - $1.32	25,000	6.35	$1.28	15,000	$1.25
$1.51 - $1.69	441,000	5.36	$1.61	378,500	$1.60

$0.60 - 1.69	2,841,000	8.73	$1.10	1,640,167	$0.88

The total stock-based compensation expense related to stock options and restricted stock awards issued pursuant to the Plans to the Company’s employees, consultants and directors, included in reported net loss for the three and six months ended June 30, 2017 and 2016, is comprised as follows:

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Cost of revenues	$3	$2	$4	$4
Engineering and product development	6	1	13	2
Selling and marketing	6	4	11	8
General and administrative	557	36	668	73

Total stock-based compensation	$572	$43	$696	$87

The combination of stock-based compensation of $696 from the issuances of equity based awards pursuant to the Plans and stock-based compensation attributed to restricted stock awards of $10 and warrants of $46, which were issued outside of the Plans, resulted in aggregate stock-based compensation of $752 during the six months ended June 30, 2017. During the three months ended June 30, 2017, aggregate stock-based compensation was $595, which consisted of $572 from the issuances of equity based awards pursuant to the Plans and stock-based compensation attributed to warrants of $23, which were issued outside of the Plans. During the three and six months ended June 30, 2016, the only stock-based compensation expense was from issuances pursuant to the Plans.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

A summary of option activity under the Company's stock option plans as of June 30, 2017, and changes during the six months ended are as follows:

		Outstanding Options
				Weighted
			Weighted	Average
	Shares		Average	Remaining	Aggregate
	Available	Number	Exercise	Contractual	Intrinsic
	for Grant	of Shares	Price	Life (years)	Value

December 31, 2016	3,247,630	2,331,000	$0.83	9.08	$0
Restricted stock awards	(956,153)
Grants	(510,000)	510,000	$0.60

June 30, 2017	1,781,477	2,841,000	$0.81	8.73	$148

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on June 30, 2017, $0.72 and the exercise price, multiplied by the number of in-the-money-options).

As of June 30, 2017, there was $524 of unrecognized compensation cost related to non-vested stock-based compensation arrangements granted under the Company's stock option plans. That cost is expected to be recognized over a weighted average period of 2.2 years.

7. WARRANTS

During the six months and ended June 30, 2017, the Company issued a total of 5,567,954 warrants, at an average exercise price of $0.89 per share.  These issuances included:

(i)

Between May 24, 2017 and June 19, 2017, the Company issued warrants to purchase 1,820,002 shares of common stock issued in connection with the sale of twenty-one Units at a purchase price of $52 per Unit raising in the aggregate $1,092. Each Unit consisted of 21,667 shares of Series C Preferred Stock and Warrants to purchase 86,667 shares of common stock, at an exercise price of $1.00 per share of common stock (See Note 13).

(ii)

The Company engaged Divine Capital Markets, LLC (“Divine”) to act as Placement Agent (the “Placement Agent”) for the private placement of the Units. For its services, the Placement Agent received, in addition to a 10.0% commission on the sale of each Unit and a 3.0% non-refundable expense allowance, warrants to purchase 10% of the Units sold at 120% of the Unit purchase price. The warrant to purchase 2.1 Units equates to a warrant to purchase 182,003 shares of the Company’s common stock at $0.72 per share and a second warrant to purchase 182,003 shares of the Company’s common stock at $1.00 per share.

(iii)

Between March 24, 2017 and June 2, 2017, the Company issued warrants to purchase 1,428,572 shares of common stock, at an exercise price of $0.70 per share of common stock, in connection with the Preferred Stock Purchase Agreements to purchase 100,000 shares of Series B Preferred Stock by Philou (See Note 13).

(iv)

On June 2, 2017, the Company issued warrants to purchase 1,000,000 shares of common stock, at an exercise price of $1.10 per share of common stock, pursuant to the terms of the Share Exchange Agreement (See Note 5).

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

(v)

On April 5, 2017, the Company issued warrants to purchase 180,002 shares of common stock, at an exercise price of $0.90 per share of common stock, in connection with the cancellation of $270 in demand promissory notes (See Note 9).

(vi)

On April 17, 2017, the Company issued warrants to purchase 166,668 shares of common stock, at an exercise price of $0.90 per share of common stock, in connection with the issuance of two 7% convertible notes in the aggregate principal amount of $250 (See Note 11).

(vii)

Between May 5, 2017 and June 30, 2017, the Company issued warrants to purchase 224,371 shares of common stock in connection with the issuance of short-term loans of $140 that the Company entered into with four accredited investors (See Note 9) of which $75 was from the Company’s corporate counsel, a related party. The exercise price was $0.75 per share of common stock for 135,909 warrants and $0.80 per share of common stock for the remaining 88,462 warrants.

(viii)

On April 26, 2017, the Company issued warrants to purchase 160,000 shares of common stock, at an exercise price of $0.80 per share of common stock, in connection with the issuance of a 7% convertible note in the aggregate principal amount of $104 (See Note 11).

(ix)	Warrants to purchase 333,333 shares of common stock issued in connection with the $400 of 6% demand promissory notes entered into by the Company in February 2017 (See Note 9).

The following table summarizes information about common stock warrants outstanding at June 30, 2017:

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$0.01	317,460	9.35	$0.01	79,364	$0.01
$0.70	1,761,905	5.20	$0.70	—	—
$0.72	182,003	4.97	$0.72	—	—
$0.75	135,909	4.88	$0.75	—	—
$0.80	1,415,128	2.80	$0.80	1,166,666	$0.80
$0.90	611,670	3.85	$0.90	265,000	$0.90
$1.00	2,002,005	4.93	$1.00	—	—
$1.10	1,000,000	2.92	$1.10	—	—

$0.01 - 1.10	7,426,080	4.42	$0.84	1,511,030	$0.78

The Company has valued the warrants at their date of grant utilizing the Black-Scholes option pricing model.  This model is dependent upon several variables such as the warrants’ term, exercise price, current stock price, risk-free interest rate and estimated volatility of our stock over the contractual term of the options. The risk-free interest rate used in the calculations is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the contractual life of the warrants.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

The Company utilized the Black-Scholes option pricing model and the assumptions used during the six months ended June 30, 2017:

June 30, 2017
Weighted average risk free interest rate	1.42% — 2.01%
Weighted average life (in years)	4.8
Volatility	98.5% — 107.1%
Expected dividend yield	0%
Weighted average grant-date fair value per share of warrants granted	$0.38

8. REVOLVING CREDIT FACILITY

Microphase entered into a revolving loan agreement with Gerber Finance, Inc. (“Gerber”) in February of 2012, as amended in September 2015 (the “Revolving Credit Facility”). Under the Revolving Credit Facility, Microphase can receive funds based on a borrowing base, which consists of various percentages of eligible accounts receivable, inventories, and equipment plus a restricted cash account in the amount of $100 held by Gerber, up to a maximum revolving amount of $1,400 (the “Maximum Revolving Amount”). Pursuant to the terms of the Revolving Credit Facility, Microphase is subject to an annual facility fee in an amount equal to 1.75% of the Maximum Revolving Amount due on each anniversary, a monthly collateral monitoring fees of $1 and other fees. Interest accrues at the prime rate plus three and three-quarters percent (3.75%) on the unpaid principal. Effective June 15, 2017, the prime rate was increased from 4.00% to 4.25% resulting in a base rate of 8.00%. If borrowings under the Revolving Credit Facility exceed the collateral borrowing base, then Microphase is subject to an additional 2.5% interest charge per month on the over-advance amounts and a separate additional charge of 2.5% if borrowings exceed the Maximum Revolving Amount. At June 30, 2017, the amount due pursuant to the Revolving Credit Facility, of $612, exceeded the collateral borrowing base by $70. The interest expense for the period from June 3, 2017 to June 30, 2017, was $14.

On June 20, 2017, Microphase received a notice from Gerber that several events of default had occurred under the Revolving Credit Facility and on July 14, 2017, Microphase and Gerber entered into a Forbearance Agreement. The events of default were primarily related to, (i) the change in control that occurred on June 2, 2017, when Digital Power acquired a majority interest in Microphase, and (ii) borrowings under the Revolving Credit Facility exceeding the collateral borrowing base.

9.  NOTES PAYABLE

Notes Payable at June 30, 2017, and December 31, 2016, are comprised of the following:

	June 30,	December 31,
	2017	2016
10% short-term promissory notes (a)	$705	$—
Notes payable to Lucosky Brookman, LLP (b)	450	—
Notes payable to Wells Fargo (c)	308	—
Note payable to Department of Economic and Community Development (d)	300	—
Note payable to People's United Bank ( e)	20	—
Other short-term notes payable (f)	33	—
Total notes payable	1,816	—
Less: current portion	(1,218)	—
Notes payable – long-term portion	$569	$—

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

(a)

In December 2016, Microphase issued $705 in 10% short-term promissory notes to nineteen accredited investors which, after deducting $71 of placement fees to its selling agent, Spartan Capital Securities, LLC (“Spartan”), resulted in $634 in net proceeds to Microphase (the “10% Short-Term Notes”). The 10% Short-Term Notes are due one year from the date of issuance. The amount due pursuant to the 10% Short-Term Notes is equal to the entire original principal amount multiplied by 125% (the “Loan Premium”) plus accrued interest. During the period June 3, 2017 to June 30, 2017, Microphase incurred $6 of interest on these 10% short-term promissory notes. Concurrently, Microphase entered into a one-year agreement with Spartan for investment banking services which provided for: (i) $120 of consulting fees that were paid in cash from the proceeds of the 10% Short-Term Notes; and (ii) if Microphase completes an initial public offering, $90 payable in shares of Microphase common stock. As of June 30, 2017, accrued interest on the 10% Short-Term Notes was $145.

(b)

On June 2, 2017, pursuant to the terms of the Share Exchange Agreement and in consideration of legal services, Microphase issued a $450 8% promissory note with a maturity date of November 25, 2017 to Lucosky Brookman, LLP (the “Lucosky Note”). In conjunction with the issuance of the Lucosky Note, the Company issued Lucosky Brookman 10,000 shares of redeemable convertible Series E preferred stock (the “Series E Preferred Stock”) with a stated value of $45 per share as an alternative to providing a guarantee for the amount of the Lucosky Note. The Company, at its option, may redeem for cash, in whole or in part, at any time and from time to time, the shares of Series E Preferred Stock at the time outstanding, upon written notice to the holder of the shares, at a cash redemption price equal to $45 multiplied by the number of shares being redeemed. Any such optional redemption by the Company shall be credited against the Lucosky Note. During the period June 3, 2017 to June 30, 2017, Microphase incurred $3 of interest on the Lucosky Note. As of June 30, 2017, accrued interest on the Lucosky Note was $3.

(c)

At June 30, 2017, Microphase had guaranteed the repayment of two equity lines of credit in the aggregate amount of $308 with Wells Fargo Bank, NA (“Wells Fargo”) (collectively, the “Wells Fargo Notes”). Microphase had previously guaranteed the payment under the first Wells Fargo equity line during 2008, the proceeds of which Microphase had received from a concurrent loan from Edson Realty Inc., a related party owned real estate holding company. As of June 30, 2017, the first line of credit, which is secured by residential real estate owned by a former officer, had an outstanding balance of $216, with an annual interest rate of 4.00%. Microphase had guaranteed the payment under the second Wells Fargo equity line in 2014. Microphase had received working capital loans from the former CEO from funds that were drawn against the second Wells Fargo equity line. As of June 30, 2017, the second line of credit, secured by the former CEO’s principal residence, had an outstanding balance of $92, with an annual interest rate of 3.00%. During the period June 3, 2017 to June 30, 2017, Microphase incurred $1 of interest on the Wells Fargo Notes.

(d)

In August 2016, Microphase received a $300 loan pursuant to the State of Connecticut Small Business Express Job Creation Incentive Program which is administered through the Department of Economic and Community Development (“DECD”) (the “DECD Note”). The DECD Note bears interest at a rate of 3% per annum and is due in August 2026. Payment of principal and interest is deferred during the initial year and commencing on the thirteenth month, payable in equal monthly installments over the remaining term. During the period June 3, 2017 to June 30, 2017, Microphase did not incur any interest on the DECD Note. In conjunction with the DECD Note, Microphase was awarded a Small Business Express Matching Grant of $100. State grant funding requires a dollar for dollar match on behalf of Microphase. As of June 2, 2017 and June 30, 2017, the Company has utilized $27 of the grant and the balance of $73 is reported within deferred revenue.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

(e)	In December 2016, Microphase utilized a $20 overdraft credit line at People’s United Bank with an annual interest rate of 15%. As of June 30, 2017, the balance of that overdraft credit line was $20.

(f)

Between May 5, 2017 and June 30, 2017, Digital Power received additional short-term loans of $140 from four accredited investors, of which $75 was from the Company’s corporate counsel, a related party. As additional consideration, the investors received five-year warrants to purchase 224,371 shares of common stock at a weighted average exercise price of $0.77 per share. The warrants are exercisable commencing six months after the issuance date and are subject to certain beneficial ownership limitations. The exercise price of these warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The warrants may be exercised for cash or on a cashless basis. During the quarter ended June 30, 2017, the Company recorded debt discount in the amount of $95 based on the estimated fair value of these warrants. The Company computed the fair value of these warrants using the Black-Scholes option pricing model. As a result of the short-term feature of these loans and advances, the debt discount was amortized as non-cash interest expense upon issuance of the warrants using the effective interest method.

During June 2017, the holders of $55 of these short-term loans agreed to cancel their notes for the purchase of 100,001 shares of Digital Power’s common stock and a price of $0.55 per share. An additional $52 in short-term loans from the Company’s corporate counsel was converted into one of the Series C Units. The Company did not record any additional interest expense as a result of the extinguishment of $107 in short-term loans since the carrying amount of the short-term loans was equivalent to the fair value of the consideration transferred, which was determined from the closing price of the Company’s equity securities on the date of extinguishment.

Other Notes Payable

In February 2017, the Company issued to eight accredited investors $400 in demand promissory notes bearing interest at a rate of 6% per annum. Of the eight accredited investors, one investor was deemed a related party. As additional consideration, the investors received five-year warrants to purchase 333,333 shares of common stock at an exercise price of $0.70 per share (the “Feb. 2017 Warrants”). The Feb. 2017 Warrants are exercisable commencing six months after the issuance date and are subject to certain beneficial ownership limitations. The exercise price of the Feb. 2017 Warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The Feb. 2017 Warrants may be exercised for cash or on a cashless basis. During the quarter ended March 31, 2017, the Company recorded debt discount in the amount of $151 based on the estimated fair value of the Feb. 2017 Warrants. The Company computed the fair value of these warrants using the Black-Scholes option pricing model. As a result of the due on demand feature of the promissory notes, the debt discount was amortized as non-cash interest expense upon issuance of the Feb. 2017 Warrants using the effective interest method.

Between February 16, 2017 and February 23, 2017, the holders of the $400 in demand promissory notes agreed to cancel their demand promissory notes for the purchase of 666,667 shares of the Company’s common stock, an extinguishment price of $0.60 per share. During the quarter ended March 31, 2017, the Company recorded additional interest expense of $13 as a result of the extinguishment of the $400 in demand promissory notes based on the difference of the carrying amount of the demand promissory notes and the fair value of the consideration transferred, which was determined from the closing price of the Company’s common stock on the date of extinguishment.

On March 28, 2017, the Company issued $270 in demand promissory notes to several investors. These demand promissory notes accrued interest at the rate of 6% per annum. The Company received gross proceeds of $220 on March 31, 2017. The remaining balance of $50 was received on April 3, 2017. On April 5, 2017, the Company canceled these promissory notes by issuing to the investors 360,000 shares of common stock, at $0.75 per share, and warrants to purchase 180,002 shares of common stock at $0.90 per share. During the quarter ended June 30, 2017, the Company recorded additional interest expense of $109 as a result of the extinguishment of the $270 in demand promissory notes based on the difference of the carrying amount of the demand promissory notes and the fair value of the consideration transferred, which was determined from the closing price of the Company’s common stock on the date of extinguishment.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

10. NOTES PAYABLE – RELATED PARTIES

Notes Payable – Related parties at June 30, 2017, and December 31, 2016, are comprised of the following:

	June 30,	December 31,
	2017	2016
Notes payable to MCKEA Holdings, LLC (a)	$—	$250
Notes payable to former officer and employee (b)	406	—
Total notes payable	406	250
Less: current portion	(278)	(250)
Notes payable – long-term portion	$128	$—

(a)

On December 29, 2016, the Company entered into an agreement with MCKEA Holdings, LLC (“MCKEA”). MCKEA is the majority member of Philou Ventures, LLC, which is the Company’s controlling shareholder. Kristine L. Ault, a director and the wife of Milton C. Ault III, Executive Chairman of the Company’s Board of Directors, is the manager and owner of MCKEA, for a demand promissory note (The “MCKEA Note”) in the amount of $250 bearing interest at the rate of 6% per annum on unpaid principal. The MCKEA Note may be prepaid, in whole or in part, without penalty, at the option of the Company and without the consent of MCKEA. As of December 31, 2016, no interest was accrued on the MCKEA Note. On March 24, 2017, the MCKEA Note was cancelled to purchase the Company’s Series B Preferred Stock pursuant to the terms of the Preferred Stock Purchase Agreement entered into on March 9, 2017 (See Note 13). Since there was no difference between the reacquisition price and the net carrying value of the cancelled debt, no gain or loss was recognized as a result of this transaction.

(b)

Microphase is a party to several notes payable agreements with seven of its past officers, employees and their family members. As of June 30, 2017, the aggregate outstanding balance pursuant to these notes payable agreements was $488, with annual interest rates ranging between 3.00% and 6.00%. During the period June 3, 2017 to June 30, 2017, Microphase incurred $2 of interest on these notes payable agreements. In July 2016, one of these noteholders initiated litigation to collect the balance owed under the terms of his respective agreement. At June 30, 2017, the outstanding principal balance owed under this particular agreement was $152.

11. CONVERTIBLE NOTES

Convertible notes at June 30, 2017, and December 31, 2016, are comprised of the following:

	June 30,	December 31,
	2017	2016
7% Convertible note	$250	$—
Convertible note	$250	$—

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

On April 17, 2017, the Company entered into two 7% convertible notes (the “7% Convertible Notes”) in the aggregate principal amount of $250. The 7% Convertible Notes accrue interest at 7% simple interest on the principal amount and were due on June 2, 2017. The principal may be converted into shares of the Company’s common stock at $0.75 per share. The noteholder may convert the principal amount of the 7% Convertible Notes at any time into common stock. The 7% Convertible Notes contains standard and customary events of default including, but not limited to, failure to make payments when due under the 7% Convertible Note agreements and bankruptcy or insolvency of the Company. The Company has the right to prepay the 7% Convertible Notes. The 7% Convertible Notes were not repaid on the maturity date and as such were in default at June 30, 2017.

As additional consideration, the investors received five and a half year warrants to purchase 166,668 shares of common stock at an exercise price of $0.90 per share (collectively the “7% Convertible Note Warrants”). The 7% Convertible Note Warrants are exercisable commencing six months after the issuance date. The exercise price of the 7% Convertible Note Warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The 7% Convertible Note Warrants may be exercised for cash or on a cashless basis. The Company computed the fair value of the 7% Convertible Note Warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $61 based on the estimated fair value of the 7% Convertible Note Warrants.

The beneficial conversion feature (“BCF”) embedded in the 7% Convertible Notes is accounted for under ASC No. 470, Debt. At issuance, the estimated fair value of the BCF totaled $31. The fair value of the BCF was allocated from the net proceeds of the 7% Convertible Note and was amortized to interest expense over the term of the 7% Convertible Notes using the effective interest method.  The valuation of the BCF was calculated based on the effective conversion price compared with the market price of the Company’s common stock on the date of issuance of the Convertible Note. In aggregate, the Company recorded debt discount in the amount of $93 based on the relative fair values of the 7% Convertible Note Warrants of $61 and BCF of $32. During the three months ended June 30, 2017, non-cash interest expense of $93 was recorded from the amortization of debt discounts. As of June 30, 2017, accrued interest on the 7% Convertible Notes was $4.

Other Convertible Notes Payable

On April 26, 2017, the Company entered into a 7% convertible note in the aggregate principal amount of $104. On June 28, 2017, the noteholder converted the outstanding balance into 189,091 shares of Digital Power’s common stock. The Company did not record any additional interest expense as a result of the extinguishment since the carrying amount of the convertible notes was equivalent to the fair value of the consideration transferred, which was determined from the closing price of the Company’s equity securities on the date of extinguishment.

As additional consideration, the investor received a five-year warrant to purchase 160,000 shares of common stock at an exercise price of $0.80 per share. The warrants are exercisable commencing six months after the issuance date. The exercise price of the warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The warrants may be exercised for cash or on a cashless basis. The Company computed the fair value of these warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $25 based on the estimated fair value of the warrants.

The beneficial conversion feature (“BCF”) embedded in this convertible note is accounted for under ASC No. 470, Debt. At issuance, the estimated fair value of the BCF totaled $26. The fair value of the BCF was allocated from the net proceeds of the convertible note and was amortized to interest expense over the term of the convertible note using the effective interest method. The valuation of the BCF was calculated based on the effective conversion price compared with the market price of the Company’s common stock on the date of issuance of the convertible note. In aggregate, the Company recorded debt discount in the amount of $51 based on the relative fair values of the warrants of $25 and BCF of $26. During the three months ended June 30, 2017, non-cash interest expense of $51 was recorded from the amortization of debt discounts. As of June 30, 2017, accrued interest on this convertible note was $1.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

12. CONVERTIBLE NOTE – RELATED PARTY

Convertible notes – related party at June 30, 2017, and December 31, 2016, are comprised of the following:

	June 30,	December 31,
	2017	2016
12% Convertible secured note	$530	$530
Less:
Unamortized debt discounts	(398)	(484)
Unamortized financing cost	(10)	(12)
Convertible note – related party	$122	$34

On October 21, 2016, the Company entered into a 12% convertible secured note (the “Convertible Note”) in the principal amount of $530. The Convertible Note included an original issue discount (“OID”) of $30 resulting in net proceeds to the Company of $500. Additionally, the Convertible Note accrues interest at 12% simple interest on the principal amount, is secured by all the assets of the Company, and is due on October 20, 2019. Interest only payments are due on a quarterly basis and the principal may be converted into shares of the Company’s common stock at $0.55 per share. Subject to certain beneficial ownership limitations, the noteholder may convert the principal amount of the Convertible Note at any time into common stock. The conversion price of the Convertible Note is subject to adjustment for customary stock splits, stock dividends, combinations or other standard anti-dilution events.

The Convertible Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Note agreement and bankruptcy or insolvency of the Company. Upon 30 days’ notice, the Company has the right to prepay the Convertible Note. In addition, provided that the closing price for a share of the Company’s common stock exceeds $3.00 per share for 30 consecutive trading days, the Company has the right to compel the noteholder to convert the principal amount into shares of common stock at the contractual conversion price.

As additional consideration, the investor received a three-year warrant to purchase 265,000 shares of common stock, at an exercise price of $0.80 per share, and a three-year warrant to purchase 265,000 shares of common stock, at an exercise price of $0.90 per share (collectively the “Convertible Note Warrants”). The Convertible Note Warrants are exercisable commencing six months after the issuance date and are subject to certain beneficial ownership limitations. The exercise price of the Convertible Note Warrants is subject to adjustment for customary stock splits, stock dividends, combinations and other standard anti-dilution events. The Convertible Note Warrants may be exercised for cash or on a cashless basis. The Convertible Note Warrants have a call feature that permits the Company to force redemption at $0.001 per share in the event the closing price for a share of the Company’s common stock exceeds $3.00 for 30 consecutive trading days. The Company computed the fair value of the Convertible Note Warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $159 based on the estimated fair value of the Convertible Note Warrants.

The beneficial conversion feature (“BCF”) embedded in the Convertible Note is accounted for under ASC No. 470, Debt. At issuance, the estimated fair value of the BCF totaled $329. The fair value of the BCF was allocated from the net proceeds of the Convertible Note and the respective discount and is being amortized to interest expense over the term of the Convertible Note using the effective interest method.  The valuation of the BCF was calculated based on the effective conversion price compared with the market price of the Company’s common stock on the date of issuance of the Convertible Note.

In aggregate, the Company recorded debt discount in the amount of $518 based on the relative fair values of the Convertible Note Warrants of $159, BCF of $329 and OID of $30. The debt discount is being amortized as non-cash interest expense over the term of the debt. In addition, the Company incurred $13 of debt issuance costs which are also being amortized as non-cash interest expense over the term of the debt. During both the three and six months ended June 30, 2017, non-cash interest expense of $44 was recorded from the amortization of debt discounts and debt financing cost. As of June 30, 2017 and December 31, 2016, accrued interest on the Convertible Note was $16 and $12, respectively.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

13. STOCKHOLDERS’ EQUITY

Preferred Stock

The Company is authorized to issue 2,000,000 shares of Preferred Stock with no par value. The Board of Directors has designated 500,000 shares of its Preferred Stock as Series A cumulative Redeemable Convertible Preferred shares (the “Series A Preferred Stock”), 500,000 shares as Series B Convertible Preferred Stock (the “Series B Preferred Stock”), 460,000 shares as Series C Convertible Preferred Stock (the “Series C Preferred Stock”), 378,776 shares as Series D Convertible Preferred Stock (the “Series D Preferred Stock”), and 10,000 shares as Series E Convertible Preferred Stock (the “Series E Preferred Stock”). The rights, preferences, privileges and restrictions on the remaining authorized 151,224 shares of Preferred Stock have not been determined. The Company’s Board of Directors is authorized to create a new series of preferred shares and determine the number of shares, as well as the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred shares. As of June 30, 2017, there were 100,000 shares of Series B Preferred Stock, 455,002 shares of Series C Preferred Stock, 378,776 shares of Series D Preferred Stock, 10,000 shares of Series E Preferred Stock issued and outstanding and no other shares of Preferred Stock were issued or outstanding. As of December 31, 2016, there were no shares of Preferred Stock issued or outstanding.

Series B Preferred Stock

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou, a related party. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou may invest up to $5,000 in the Company through the purchase of Series B Preferred Stock over the term of 36 months.

Each share of Series B Preferred Stock has a stated value of $10.00 per share. Each share of Series B Preferred Stock may be convertible at the holder’s option into shares of common stock of the Company at a conversion rate of $0.70 per share, upon the earlier to occur of: (i) 60 months from the closing date, or (ii) upon the filing by the Company of one or more periodic reports that, singly or collectively, evidence(s) that the Company’s gross revenues have reached no less than $10,000 in the aggregate, on a consolidated reporting basis, over four consecutive quarters in accordance with U.S.  GAAP. The conversion price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the common stock.

Each share of Series B Preferred Stock shall have the right to receive dividends equal to one ten millionth (0.0000001) of earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”) calculated for a particular calendar year. Assuming the purchase of the entire $5,000 of shares of Preferred Stock, the holders thereof will be entitled to receive dividends equal to five percent (5%) in the aggregate of EBITDAS. Payment of dividends shall be calculated for a calendar year, payable on a quarterly basis, with payments to occur no later than 90 days in arrears from each reporting period subject to a year-end reconciliation. EBITDAS shall mean earnings before interest, taxes, depreciation, amortization, and stock-based compensation.

At such time as (i) all shares of common stock issuable upon conversion of all outstanding shares of Series B Preferred Stock (the “Conversion Shares”) shall have been registered for resale pursuant to an effective Registration Statement covering such Conversion Shares, (ii) but no earlier than the twenty-fifth (25th) anniversary of the effective date, the shares of Series B Preferred Stock shall be subject to redemption in cash at the option of the Company in an amount per share equal to 120% of the greater of (a) the stated value plus all accrued and unpaid dividends, if any and (b) the fair market value of such shares of Series B Preferred Stock.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

In addition, for each share of Series B Preferred Stock purchased, Philou will receive warrants to purchase shares of common stock in a number equal to the stated value of each share of Series B Preferred Stock purchased divided by $0.70, at an exercise price equal to $0.70 per share of common stock. The warrants do not require a net cash-settlement or provide the holder with a choice of net-cash settlement. The warrants also do not contain a variable settlement provision. Accordingly, any warrants issued to Philou pursuant to the terms of the Preferred Stock Purchase Agreement shall be classified as equity instruments.

Further, Philou shall have the right to participate in the Company’s future financings under substantially the same terms and conditions as other investors in those respective financings in order to maintain its then percentage ownership interest in the Company. Philou’s right to participate in such financings shall accrue and accumulate provided that it still owns at least 100,000 shares of Series B Preferred Stock.

Between March 24, 2017 and June 2, 2017, Philou purchased 1,000,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement in consideration of the cancellation of the Company debt due to an affiliate of Philou in the amount of $250 and cash of $750. In addition, Philou received warrants to purchase 1,428,572 shares of common stock at an exercise price of $0.70 per share of common stock, which have been classified as equity instruments. The Company determined that the estimated relative fair value of these warrants, which are classified as equity, was $401 using the Black-Scholes option pricing model. Since the warrants were classified as equity securities, the Company allocated the $1,000 purchase price based on the relative fair values of the Series B Preferred Stock and the warrants following the guidance in ASC No. 470, Debt.

The Series B Convertible Preferred Stock is convertible at any time, in whole or in part, at the option of Philou, into shares of common stock at a fixed conversion price, which is subject to adjustment for stock splits, stock dividends, combinations or similar events, of $0.70 per share. As the effective conversion price of the Series B Convertible Preferred Stock on a converted basis was below the market price of the Company’s common stock on the date of issuance, it was determined that these discounts represent contingent beneficial conversion features, which were valued at $265 based on the difference between the effective conversion price and the market price of the Company’s common stock on the date of issuance.

The Company, however, is prohibited from issuing shares of common stock pursuant to the Series B Convertible Preferred Stock unless stockholder approval of such issuance of securities is obtained as required by applicable NYSE MKT listing rules. The Company has not yet received stockholder approval of such share issuances. This provision resulted in a contingent beneficial conversion feature that shall be recognized once the contingency is resolved. These features are analogous to preference dividends and shall be recorded as a non-cash return to preferred shareholders through accumulated deficit upon resolution of the contingency.

Series C Preferred Stock

Between May 24, 2017 and June 19, 2017, Digital Power entered into subscription agreements (the “Series C Subscription Agreement”) with approximately twenty accredited investors (the “Series C Investors”) in connection with the sale of twenty-one Units at a purchase price of $52 per Unit raising in the aggregate $1,092 with each Unit consisting of Series C Preferred Stock and Warrants. Each Unit consists of 21,667 shares of Series C Preferred Stock and Warrants to purchase 86,667 shares of common stock.

Each share of Series C Preferred Stock has a stated value of $2.40 per share. Each share of Series C Preferred Stock may be convertible at the holder’s option into shares of Common Stock of the Company at a conversion price of $0.60 per share, which, currently, represents four shares of Common Stock. The conversion price is subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock. Each share of Series C Preferred stock is mandatorily converted into shares of Common Stock based on the then conversion price in effect in the event that the Company’s Common Stock closing price exceeds $1.20 per share for 20 consecutive trading days. As the effective conversion price of the Series C Convertible Preferred Stock on a converted basis was below the market price of the Company’s common stock on the date of issuance, it was determined that these discounts represent beneficial conversion features, which were valued at $371 and recognized as a deemed dividend, based on the difference between the effective conversion price and the market price of the Company’s common stock on the date of issuance.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

Each share of Series C Preferred Stock has the right to receive dividends equal $0.24 per share per annum as declared by the Company’s Board of Directors. The dividends will be paid on a quarterly basis on the 20th day following each calendar quarter.

Each share of Series C Preferred Stock shall have dividend and liquidation rights in priority to any shares of Common Stock, the Company’s Series A Preferred Stock (of which none are outstanding) and any other subordinated securities; but shall be subordinated to any senior securities including the Company’s Series B Preferred Stock.

Each share of Series C Preferred Stock is subject to redemption by the Company for the stated value plus accrued but unpaid dividends five years after issuance, provided the holders of Series C Preferred Stock had not elected previously to convert the Series C Preferred Stock into shares of Common Stock.

Series D Preferred Stock

 On June 2, 2017, pursuant to the terms of the Share Exchange Agreement, the Company acquired 1,603,434 shares of the issued and outstanding common stock of Microphase Common Stock in exchange for the issuance by the Company of 1,842,448 shares of Digital Power’s Common Stock and 378,776 shares of Digital Power’s Series D Preferred Stock, no par value per share, and warrants to purchase an aggregate of 1,000,000 shares of Digital Power’s Common Stock.

In the event the Company shall liquidate, dissolve or wind up, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series D Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to its Stated Value of $0.01 per share.

The holders of Series D Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Upon the shareholders of DPW Common Stock approving the conversion of the Series D Preferred Stock into shares of DPW Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 713 of the NYSE MKT, then each share of Series D Preferred Stock shall automatically be converted into two shares of DPW Common Stock, for an aggregate of 757,552 shares of DPW Common Stock.

Series E Preferred Stock

On June 2, 2017, pursuant to the terms of the Share Exchange Agreement and in consideration of legal services, Microphase issued a $450 8% promissory note with a maturity date of November 25, 2017 to an unsecured creditor, Lucosky Brookman, LLP (the “Lucosky Note”). In conjunction with the issuance of the Lucosky Note, the Company issued Lucosky Brookman 10,000 shares of Series E Preferred Stock, no par value per share, with a stated value equal to forty-five dollars ($45.00) per share. The Company, at its option, may redeem for cash, in whole or in part, at any time and from time to time, the shares of Series E Preferred Stock at the time outstanding, upon written notice to the holder of the shares, at a cash redemption price equal to $45 multiplied by the number of shares being redeemed. Any such optional redemption by the Company shall be credited against the Lucosky Note.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

In the event the Company shall liquidate, dissolve or wind up, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the DPW Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series E Preferred Stock an amount per share in cash or equivalent value in securities or other consideration equal to $0.01 per share. The holders of Series E Preferred Stock shall not be entitled to receive dividends and shall have no voting rights except as otherwise required by law. Subject to the shareholders of DPW Common Stock of the Company approving the conversion of the Series E Preferred Stock into shares of Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 713 of the NYSE MKT, then each share of Series E Preferred Stock may be converted into sixty (60) shares of DPW Common Stock, for an aggregate of 600,000 shares of DPW Common Stock.

Common Stock

Common stock confers upon the holders the rights to receive notice to participate and vote in the general meeting of shareholders of the Company, to receive dividends, if and when declared, and to participate in a distribution of surplus of assets upon liquidation of the Company.

On November 15, 2016, the Company entered into subscription agreements (the “2016 Subscription Agreements”) with nine accredited investors. Pursuant to the terms of the 2016 Subscription Agreements, the Company sold 901,666 units at $0.60 for an aggregate purchase price of approximately $541. Each unit consists of one share of common stock and one warrant to purchase one share of common stock (the “Nov. 2016 Warrants”) at an exercise price of $0.80.

The 2016 Subscription Agreement provides that, until November 15, 2017, investors who purchased at least $100,000 have the right to participate in the purchase of up to 50% of the securities offered by the Company in any future financing transactions, with limited exceptions.

The Nov. 2016 Warrants entitle the holders to purchase, in the aggregate, up to 901,666 shares of Common Stock at an exercise price of $0.80 per share for a period of three years. The Nov. 2016 Warrants are exercisable upon the six-month anniversary of the issuance date. The exercise price of the Nov. 2016 Warrants is subject to adjustment for stock splits, stock dividends, combinations and other standard anti-dilution events. The Nov. 2016 Warrants may be exercised for cash or, upon the failure to maintain an effective registration statement, on a cashless basis.

Between February 16, 2017 and February 23, 2017, the Company issued 666,667 shares of its common stock, an extinguishment price of $0.60 per share, for the cancellation of $400 in demand promissory notes.

On March 8, 2017, the Company issued an aggregate of 12,549 shares of its common stock as payment for services to a consultant.  The shares were valued at $10, an average of $0.80 per share.

On March 15, 2017, Company entered into a subscription agreement with a related party for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300.

On April 5, 2017, the Company issued 360,002 shares of its common stock, at a price of $0.75 per share, for the cancellation of $270 in demand promissory notes.

Between May 9, 2017 and June 18, 2017, the Company issued an aggregate of 956,153 shares of its common stock as payment for services to its consultant.  The shares were valued at $498, an average of $0.52 per share

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

On June 28, 2017, the Company issued 189,091 shares of its common stock, at a price of $0.55 per share, for the cancellation of a 7% convertible promissory note in the principal amount of $104.

On June 28, 2017, the holders of $55 of in short-term loans agreed to cancel their notes for the purchase of 100,001 shares of the Digital Power’s common stock at a price of $0.55 per share.

14. RELATED PARTY TRANSACTION

a.

In anticipation of the acquisition of MTIX Ltd., an advanced materials and processing technology company located in Huddersfield, West Yorkshire, UK (“MTIX”) by AVLP and the expectation of future business generated by the Company from a strategic investment into AVLP, the Company entered into the AVLP Notes, three 12% Convertible Promissory Notes agreements in the principal amount of $525 each. After six months, the Company has a right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of AVLP at approximately $0.74536 per share. Subject to adjustment, the AVLP Notes, inclusive of the original issue discount, are convertible into 2,113,086 shares of the Company’s common stock.

During the period from March 29, 2017 to June, 2017, the Company funded $970 in excess of the $1,500 net loan amount required pursuant to the terms of the AVLP Notes. The Company and AVLP have agreed that these additional advances shall feature terms mirroring those of the AVLP Notes, including 12% annual interest and an original issue discount of 5%; however, in addition to these terms, the Company and AVLP are in the process of finalizing additional terms that will be incorporated into a fourth convertible promissory note agreement (See Note 4).

During the six months ended June 30, 2017, the Company invested $1,520 pursuant to the AVLP Notes and acquired 17,080 shares of AVLP common stock in the open market for $7.

During the three months ended December 31, 2016, the Company invested $950 pursuant to the AVLP Notes and acquired 250,900 shares of AVLP common stock in the open market for $85.

Philou is AVLP’s controlling shareholder.  Mr. Ault is Chairman of AVLP’s Board of Directors and the Executive Chairman of the Company’s Board of Directors. Mr. William B. Horne is the Chief Financial Officer of AVLP and also the audit committee chairman of the Company.

On October 24, 2016, AVLP entered into a letter of intent to acquire MTIX and made an initial payment of $50 towards the purchase. On March 3, 2017, AVLP entered into a Share Exchange Agreement with MTIX and the three current shareholders of MTIX.  Upon the terms and subject to the conditions set forth in the Share Exchange Agreement, AVLP will acquire MTIX from the MTIX shareholders through the transfer of all issued and outstanding ordinary shares of MTIX (the “MTIX Shares”) by the MTIX shareholders to AVLP in exchange for the issuance by AVLP of: (a) 7% secured convertible promissory notes in the aggregate principal face amount of $9,500 to the MTIX shareholders in pro rata amounts commensurate with their current respective ownership percentages of MTIX’s ordinary shares, (b) (i) $500 in cash, $50 of which was paid on October 26, 2016, and (ii) 100,000 shares of AVLP’s newly designated shares of Class B Convertible Preferred Stock to the principal shareholder of MTIX.

On the closing date, the fully-diluted AVLP shares shall be approximately 52 million shares of common stock, assuming that (i) the MTIX promissory notes are convertible into shares of AVLP common stock at a conversion price of $0.50 per share, (ii) the shares of AVLP Class B Convertible Preferred Stock are convertible into shares of AVLP common stock at a conversion rate of $0.50 per share and (iii) the issuance of stock options to purchase an aggregate of 531,919 shares of AVLP common stock to the members of the MTIX management group.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

During March 2017, the Company was awarded a 3-year, $50 million purchase order by MTIX to manufacture, install and service the MLSE plasma-laser system.

b.

On September 22, 2016, the Company entered into consulting agreement with Mr. Ault to assist the Company in developing a business strategy, identifying new business opportunities, developing a capital raising program and implementing of a capital deployment program.  For his services, Mr. Ault was paid $90 during the six months ended June 30, 2017.

c.

On October 21, 2016, the Company entered into a 12% convertible secured note in the principal amount of $530 and warrants with the Barry Blank Living Trust, an existing stockholder of the Company, for $500 due on October 20, 2019. The principal amount of the 12% convertible secured note may be convertible into shares of the Company’s common stock at $0.55 per share. Subject to certain beneficial ownership limitations, the Barry Blank Living Trust may convert the principal amount of the convertible note at any time into common stock. During the six months ended June 30, 2017 the Company recorded interest expenses of $32 on the convertible note obligation.

d.

On December 29, 2016, the Company received a $250 short term loan from MCKEA. Kristine Ault, a director of the Company and the wife of Mr. Ault, is the managing member of MCKEA which, in turn, is the Manager of Philou, the majority stockholder of the Company. On March 24, 2017, the $250 loan was cancelled in consideration for the issuance of 25,000 shares of Series B preferred stock of the Company to Philou. During the six months ended June 30, 2017 the Company recorded interest expenses of $3 on the short term loan from MCKEA.

e.

In February 2017, the Company issued to eight accredited investors $400 in demand promissory notes bearing interest at a rate of 6% per annum. Of the eight accredited investors, one investor was deemed a related party.

f.

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou. Pursuant to the terms of the Preferred Stock Purchase Agreement, Philou may invest up to $5,000,000 in the Company through the purchase of Series B Preferred Stock over 36 months. Between March 24, 2017 and June 2, 2017, Philou purchased 100,000 shares of Series B Preferred Stock pursuant to the terms of the Preferred Stock Purchase Agreement.

g.	On March 15, 2017, Company entered into a subscription agreement with a related party for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300.

h.

On March 20, 2017, the Company received a $250 short term loan from JLA Realty, an entity which owns 666,667 shares of the Company’s common stock, constituting approximately 7.5% of the Company’s outstanding shares of common stock, on behalf of Philou. The proceeds from this short term loan comprised a portion of Philou’s purchase of Series B Preferred Stock.

i.

Between May 5, 2017 and June 30, 2017, the Company received additional short-term loans of $140 from four accredited investors of which $75 was from the Company’s corporate counsel, a related party. As additional consideration, the investors received five-year warrants to purchase 224,371 shares of common stock at a weighted average exercise price of $0.77 per share.On June 28, 2017, $52 in short-term loans that was received from the related party was converted into one of the Series C Units (See Note 9).

15. SEGMENT, CUSTOMERS AND GEOGRAPHICAL INFORMATION

The Company has two reportable geographic segments; see Note 1 for a brief description of the Company’s business.

The following data presents the revenues, expenditures and other operating data of the Company’s geographic operating segments and presented in accordance with ASC No. 280.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

	Six months ended June 30, 2017 (unaudited)
	DPC	DPL	Eliminations	Total

Revenues	$2,329	$1,121	$—	$3,450
Inter-segment revenues	$37	$—	$(37)	$—
Total revenues	$2,366	$1,121	$(37)	$3,450

Depreciation and amortization expense	$43	$37	$—	$80

Operating income (loss)	$(2,140)	$(91)	$—	$(2,231)

Other income, net				$(614)

Net loss attributable to non-controlling interest				$112

Net income (loss)				$(2,733)

Capital expenditures for segment assets, as of June 30, 2017	$8	$13	$—	$21

Identifiable assets as of June 30, 2017	$12,315	$1,666	$—	$13,981

	Six months ended June 30, 2016 (unaudited)
	DPC	DPL	Eliminations	Total

Revenues	$2,160	$1,617	$—	$3,777
Inter-segment revenues	$62	$—	$(62)	$—
Total revenues	$2,222	$1,617	$(62)	$3,777

Depreciation and amortization expense	$38	$45	$—	$83

Operating income (loss)	$(181)	$(8)	$—	$(189)

Interest income, net				$62

Net income (loss)				$(127)

Capital expenditures for segment assets, as of June 30, 2016	$23	$51	$—	$74

Identifiable assets as of June 30, 2016	$2,157	$2,407	$—	$4,564

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

	Three months ended June 30, 2017 (unaudited)
	DPC	DPL	Eliminations	Total

Revenues	$1,316	$506	$—	$1,822
Inter-segment revenues	$12	$—	$(12)	$—
Total revenues	$1,328	$506	$(12)	$1,822

Depreciation and amortization expense	$27	$20	$—	$47

Operating income (loss)	$(1,396)	$(48)	$—	$(1,444)

Interest expense, net				$(407)

Net loss attributable to non-controlling interest				$112

Net income (loss)				$(1,739)

Capital expenditures for segment assets, as of June 30, 2017	$8	$11	$—	$19

Identifiable assets as of June 30, 2017	$12,315	$1,666	$—	$13,981

	Three months ended June 30, 2016 (unaudited)
	DPC	DPL	Eliminations	Total

Revenues	$1,212	$852	$—	$2,064
Inter-segment revenues	$6	$—	$(56)	$—
Total revenues	$1,268	$852	$(56)	$2,064

Depreciation and amortization expense	$19	$24	$—	$43

Operating income (loss)	$33	$(22)	$—	$11

Other income, net				$55

Net income (loss)				$66

Capital expenditures for segment assets, as of June 30, 2016	$—	$3	$—	$3

Identifiable assets as of June 30, 2016	$2,157	$2,407	$—	$4,564

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

The following table provides the percentage of total revenues attributable to a single customer from which 10% or more of total revenues are derived:

	For the three months ended June 30, 2017		For the six months ended June 30, 2017

	Total Revenues		Total Revenues
	by Major	Percentage of	by Major	Percentage of
	Customers	Total Company	Customers	Total Company
	(in thousands)	Revenues	(in thousands)	Revenues
Customer A	$320	19%	$629	18%

	For the three months ended June 30, 2016		For the six months ended June 30, 2016

	Total Revenues		Total Revenues
	by Major	Percentage of	by Major	Percentage of
	Customers	Total Company	Customers	Total Company
	(in thousands)	Revenues	(in thousands)	Revenues
Customer A	$443	21%	$768	20%
Customer B	$287	14%	$—	—

Revenue from Customer A was attributable to Digital Power and revenue from Customer B and C attributable to DP Limited.

For the three and six months ended June 30, 2017 and 2016, total revenues from external customers divided on the basis of the Company’s product lines are as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016

Revenues:
Commercial products	$1,083	$1,413	$2,023	$2,460
Defense products	739	651	1,427	1,317
Total revenues	$1,822	$2,064	$3,450	$3,777

Financial data relating to geographic areas:

The Company’s total revenues are attributed to geographic areas based on the location. The following table presents total revenues for the three and six months ended June 30, 2017 and 2016. Other than as shown, no foreign country contributed materially to revenues or long-lived assets for these periods:

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016

Revenues:
North America	$1,184	$1,287	$2,180	$2,226
Europe	386	490	901	1,244
South Korea	116	287	219	297
Other	136	-	150	10
Total revenues	$1,822	$2,064	$3,450	$3,777

16. SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, the Company has analyzed its operations subsequent to March 31, 2017 and has determined that it does not have any material subsequent events to disclose in these financial statements except for the following.

On July 6, 2017, the Company received funding as a result of entering into two Agreements for the Purchase and Sale of Future Receipts with TVT Capital LLC pursuant to which the Company sold in the aggregate $1,091,220 in Future Receipts of the Company for $780,000. Under the terms of the agreements, the Company will be obligated to pay the initial daily amount of $5,456.50 which represents the product of the Company’s average monthly sales times 15% divided by the average business days in a calendar month until the $1,091,220 has been paid in full. The term Future Receipts means cash, check, ACH, credit card, debit card, bank card, charged card or other form of monetary payment.

On July 24 2017, we entered into subscription agreements with six investors, and on July 25, 2017 we entered into securities purchase agreements (the “Securities Purchase Agreement”) with an institutional investor, under which we agreed to issue and sell in the aggregate 851,363 shares of common stock to the investors at $0.55 per share for an aggregate purchase price of $468,250. Of the aggregate purchase price of $468,250, $345,250 will be paid in cash and $123,000 will be in consideration for the cancellation of debt of the Company.

In a concurrent private placement, we agreed to sell to the institutional investor warrants to purchase an aggregate of 163,636 shares of the Company’s common stock, no par value per share (“Common Stock”), at an exercise price equal to $0.55 per share (“Warrant”) (the “Private Placement”).

We expect to receive aggregate net cash proceeds, after deducting estimated expenses related to the registered direct offering and the private placement, in the amount of approximately $335,250. We intend to use the net proceeds from this offering to pay off a convertible note in the aggregate of $125,000 and certain expenses related thereto. The remaining balance will be used for working capital.

On July 28 2017, we entered into an Exchange Agreement with an institutional investor who is an owner of (i) a convertible note in the principal amount of $125,000 (“Convertible Note”) dated April 17, 2017, and due June 2, 2017 and in which the principal is convertible into shares of common stock at $0.75 per share; and (ii) a warrant dated April 17, 2017 to purchase 83,334 shares of our common stock at $0.90 (“Prior Warrant”). Under the terms of the Exchange Agreement, we agreed to exchange (i) the Convertible Note for three new promissory notes in the principal amounts of $110,000 due August 1, 2017; $35,000 due August 1, 2017; and $34,000 due August 8, 2017 (individually an Exchange Note and collectively the Exchange Notes) and (ii) the Prior Warrant for a new Warrant (“Exchange Warrant”) to purchase 83,334 shares of common stock at $0.55 per share.

Concurrent with entering into the Exchange Agreement, the institutional investor entered into a subscription agreement under which we agreed to issue and sell in a registered direct offering 200,000 shares of common stock at $0.55 per share for an aggregate purchase price of $110,000 (“Registered Direct Offering”). The 200,000 shares of common stock will be purchased through the cancellation of the Exchange Note in the principal amount of $110,000.

DIGITAL POWER CORPORATION AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – Unaudited (Continued)

JUNE 30, 2017

U.S. dollars in thousands, except share and per share data

In addition, in a concurrent private placement (the “Private Placement”), the institutional investor entered into a separate securities purchase agreement under which we agreed to issue and sell 63,600 shares of common stock at $0.55 per share for an aggregate of purchase price of $35,000. The 63,600 shares of common stock will be purchased through the cancellation of the Exchange Note in the principal amount of $35,000. Further, we issued a warrant to purchase 120,000 shares of common stock at $0.55 per share (“Warrant”).

On August 3, 2017, the Company entered into a Securities Purchase Agreement (“Agreement”) to sell a 12% Convertible (“Convertible Note”) and a warrant to purchase 666,666 shares of common stock to an accredited investor (the “Investor”). The principal of the Convertible Note may be converted into shares of common stock at $0.55 per share and under the terms of the Warrant, up to 666,666 shares of common stock may be purchased at an exercise price of $0.70 per share.

The Convertible Note is in the principal amount of $400,000 and was sold for $360,000, bears interest at 12% simple interest on the principal amount, and is due on August 13, 2018. Interest only payments are due on a quarterly basis and the principal is due on August 3, 2018. The principal may be converted into shares of the Company’s common stock at $0.55 per share.

On August 3, 2017, Coolisys Technologies, Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into a Securities Purchase Agreement (“Agreement”) to acquire all of the outstanding Membership Interests of Power-Plus Technical Distributors, LLC, a California limited liability company. Power-Plus Technical Distributors is an industrial distributor of value added power supply solutions, UPS systems, fans, filters, line cords, and other power-related components. For the year ended December 31, 2016, Power-Plus Technical Distributor generated revenues of approximately $2,200.

Under the terms of the Agreement, Coolisys Technologies will acquire all of the Membership Interests of Power-Plus Technical Distributors for the purchase price of $850,000. The purchase price of $850,000 will be paid by (i) the assumption of loans (or pay off of such loans) in the approximate amount of $198,000; (ii) a two year promissory note in the amount of $255,000 payable in 24 monthly installments; and (iii) cash at closing of approximately $397,000. The closing of the acquisition of the Membership Interests in Power-Plus Technical Distributors is subject to certain conditions including entering into agreements with Power-Plus Technical Distributors’ banks to allow Coolisys Technologies to assume such loans or payoff such loans. It is anticipated that the closing will occur on or around September 1, 2017.

On August 10, 2017, Digital Power Corporation, a California corporation (the “Company”), entered into Securities Purchase Agreements (“Agreements”) with five institutional investors (the “Investors”) to sell for an aggregate purchase price of $800,000, 10% Senior Convertible Promissory Notes (“Convertible Notes”) with an aggregate principal face amount of $880,000 and warrants to purchase an aggregate of 1,466,667 shares of common stock. The principal of the Convertible Notes and interest earned thereon may be converted into shares of common stock at $0.60 per share and under the terms of the Warrant, up to 1,466,667 shares of common stock may be purchased at an exercise price of $0.66 per share.

The Convertible Notes are in the aggregate principal amount of $880,000 and were sold for $800,000 and bear simple interest at 10% on the principal amount, and principal and interest are due on February 10, 2018. Subject to certain beneficial ownership limitations, each Investor may convert the principal amount of the Convertible Note and accrued interest earned thereon at any time into shares of common stock at $0.60 per share. The conversion price of the Convertible Notes is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

ITEM 2.          MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this quarterly report, the “Company,” “Digital Power,” “we,” “us” and “our” refer to Digital Power Corporation, a California corporation, our wholly-owned subsidiary, Digital Power Limited and our majority owned subsidiary, Microphase Corporation.

GENERAL

We are a growth company seeking to increase our revenues through acquisitions.  Our strategy reflects our management and Board’s current philosophy that occurred as a result of a change in control completed in September 2016.  Our acquisition and development target strategy includes companies that have developed a “new way of doing business” in mature, well-developed industries experiencing changes due to new technology; companies that may become profitable or more profitable through efficiency and reduction of costs; companies that are related to our core business in the commercial and defense industries; and companies that will enhance our overall revenues.  It is our goal to substantially increase our gross revenues in the near future.

We were originally a solution-driven organization that designs, develops, manufactures and sells high-grade customized and flexible power system solutions for the the medical, military, telecom and industrial markets.  Although we intend to seek growth through acquisitions, we will continue to focus on high-grade and custom product designs for the commercial, medical and military/defense markets, where customers demand high density, high efficiency and ruggedized products to meet the harshest and/or military mission critical operating conditions.

We have operations located in Europe through our wholly-owned subsidiary, Digital Power Limited ("DP Limited"), Salisbury, England, which operates under the brand name of “Gresham Power Electronics” (“Gresham”).  DP Limited designs, manufactures and sells power products and system solutions mainly for the European marketplace, including power conversion, power distribution equipment, DC/AC (Direct Current/Active Current) inverters and UPS (Uninterrupted Power Supply) products. Our European defense business is specialized in the field of naval power distribution products.

On June 2, 2017, Digital Power purchased 56.4% of the outstanding equity interests of Microphase Corporation (the “Microphase”). Microphase is a design-to-manufacture original equipment manufacturer (“OEM”) industry leader delivering world-class radio frequency (“RF”) and microwave filters, diplexers, multiplexers, detectors, switch filters, integrated assemblies and detector logarithmic video amplifiers (“DLVA”) to the military, aerospace and telecommunications industries. Microphase is headquartered in Shelton, Connecticut.

We are a California corporation formed in 1969 and located in the heart of the Silicon Valley at 48430 Lakeview Blvd, Fremont, California 94538-3158.  Our phone number is 510-657-2635 and our website address is www.digipwr.com.

RESULTS OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2017 COMPARED TO THREE MONTHS ENDED JUNE 30, 2016

Revenues

Our revenues decreased by $242 or 5.0% to $1,822 for the three months ended June 30, 2017, from $2,064 for the three months ended June 30, 2016. The decrease in revenue was primarily the result of a decrease in shipments from commercial and military products manufactured by the Company’s European operation in Gresham, U.K. (“DP Limited”). The decrease attributed to DP Limited was partially offset by our acquisition of a majority interest in Microphase. On June 2, 2017, we acquired 56.4% of the outstanding equity interests of Microphase. As such, our consolidated revenues include those revenues generated by Microphase during the period from June 3, 2017 to June 30, 2017, in the amount of $223.

Revenues from our U.S. operations increased by 8.6% to $1,316 for the three months ended June 30, 2017, from $1,212 for the three months ended June 30, 2016. As previously noted, our consolidated revenues include $223 in revenues generated by Microphase. If we had not closed on our acquisition of Microphase, then revenues from our U.S. operations would have been $1,093, a decrease of 9.8%. The slight decrease in revenues from our U.S. operations is attributed to a decrease in sales of our legacy products.

Revenues from our European operations of DP Limited decreased by 40.6% to $506 for the three months ended June 30, 2017, from $852 for the three months ended June 30, 2016. The decrease was primarily attributable to a decrease of military and commercial products sales and the impact of a weakening of the British Pound and Euro against the USD. The decline in commercial product sales was mainly attributed to standard commodity products. The decline in military product sales was attributed to technical changes in design of one of our development contracts.

Gross Margins

Gross margins increased to 40.1% for the three months ended June 30, 2017 compared to 36.5% for the three months ended June 30, 2016. The increase in gross margins was mainly attributable to the increase in sales of our commercial products sold in our U.S. operations, which have greater gross margins, combined with the decrease in sales from our European operations.

Engineering and Product Development

Engineering and product development expenses increased by $95 to $265 for the six months ended June 30, 2017 from $170 for the three months ended June 30, 2016. The increase is partly attributed to our acquisition of Microphase, which reported $55 in engineering and product development expenses. The remaining increase was primarily related to an increase in direct manpower cost from the addition of a new Head of Engineering and Technology, a highly-compensated position that was created during the fourth quarter of 2016.

Selling and Marketing

Selling and marketing expenses were $327 for the three months ended June 30, 2017 compared to $233 for the three months ended June 30, 2016, an increase of $94. Our acquisition of Microphase accounted for $9 of the increase in selling and marketing expenses. The remaining increase is attributed to an increase in personnel costs directly attributed to sales and marketing personnel at Digital Power’s U.S. based operations. Beginning in December 2016 and throughout the quarter ended March 31, 2017, we augmented our sales and marketing team with the addition of a Vice President of Business Development and two regional sales managers. During the three months ended June 30, 2016, the services of our current Chief Executive Officer were reported within selling and marketing expenses due to the significant amount of time in which he devoted to the sales process. The increase in the headcount of our sales and marketing team allowed our CEO to spend the majority of his time on general corporate matters related to our restructuring and expansion. As such, during the three months ended June 30, 2017, the salary of our Chief Executive officer, which is $300 per year, was reported within general and administrative expenses. The increase in selling and marketing expenses is attributed to the increase in salaries and benefits and travel related costs for the three new sales and marketing positions and partially offset by the allocation of our Chief Executive Officer’s salary to general and administrative expense.

General and Administrative

General and administrative expenses were $1,582 for the three months ended June 30, 2017 compared to $340 for the three months ended June 30, 2016, an increase of $1,242. Our acquisition of Microphase accounted for $167 of the increase in general and administrative expenses. The adjusted increase of $1,075 from the comparative prior period was mainly due to higher stock based compensation expenses, an increase in legal and audit costs, an increase in investor relationship costs and hiring of additional consultants to build an infrastructure in anticipation of our future growth and the allocation of our Chief Executive Officer’s salary to general and administrative expense. The remaining increase in general and administrative expenses is due to various costs, none of which are significant individually.

●

In aggregate, we incurred $595 of stock-based compensation during the three months ended June 30, 2017. Of this amount, $572 was from issuances of equity based awards pursuant to our Plans and $23 was from a warrant award which was issued outside the Plans. It has been our policy to allocate the majority of stock based compensation to general and administrative expense. During the three months ended June 30, 2016 and 2017, and inclusive of equity based awards issued outside the Plans, we recorded $36 and $580, respectively, of stock-based compensation in general and administrative expense.

●

We experienced an aggregate increase of $189 in audit and legal fees due to an overall increase in the operations conducted and the level of complexity and significant number of the transactions entered into during the six months ended June 30, 2017.

●

Beginning during the quarter ended December 31, 2016, we spent significant effort on expanding our investor base and on hiring additional consultants to assist building an infrastructure to support our anticipated growth. As a result, we experienced an increase of $161 in costs attributed to investor relations and other consulting fees.

●

Finally, during the three months ended June 30, 2016, our Chief Executive Officer’s salary was reflected in selling and marketing expenses. As discussed above, our current practice is to record the salary and benefits of our Chief Executive Officer to general and administrative expense.

Interest (expense) income, net

Interest expense, net was $407 for the three months ended June 30, 2017 compared to income of $55 for the three months ended June 30, 2016. The increase in interest expense for the three months ended June 30, 2017 is primarily related to debt discount, in the aggregate amount of $392, resulting from the issuance of warrants in conjunction with the sale of debt instruments $870. During the three months ended June 30, 2017, as a result of these issuances, non-cash interest expense of $392 was recorded from the amortization of debt discount and debt financing costs. The remaining increase in interest expense, net, was due to an increase in the amount of the Company’s total borrowings. At June 30 2017, the outstanding balance of the Company’s convertible notes payable and notes payable was $2,565. Conversely, at June 30, 2016, the Company did not have any outstanding convertible notes payable or notes payable. Interest expense was partially offset by interest income and the accretion of original issue discount on the AVLP 12% Secured Convertible Note of $66.

Operating Loss

         The Company recorded an operating loss of $1,444 for the three months ended June 30, 2017 compared to operating income of $11 for the three months ended June 30, 2016. The increase in operating loss is mostly attributable from the increase of general and administrative expenses.

Net Loss

          The Company recorded a net loss of $1,851 for the three months ended June 30, 2017 compared to a net income of $66 for the three months ended June 30, 2016 as a result of the aforementioned changes.

SIX MONTHS ENDED JUNE 30, 2017 COMPARED TO SIX MONTHS ENDED JUNE 30, 2016

Our revenues decreased by $327 or 8.7% to $3,450 for the six months ended June 30, 2017, from $3,777 for the six months ended June 30, 2016. The decrease in revenue was primarily the result of a decrease in shipments from commercial and military products manufactured by the Company’s European operation in Gresham, U.K. (“DP Limited”). The decrease attributed to DP Limited was partially offset by our acquisition of a majority interest in Microphase. On June 2, 2017, we acquired 56.4% of the outstanding equity interests of Microphase. As such, our consolidated revenues include those revenues generated by Microphase during the period from June 3, 2017 to June 30, 2017, in the amount of $223.

Revenues from our U.S. operations increased by 7.8% to $2,329 for the six months ended June 30, 2017, from $2,160 for the six months ended June 30, 2016. As previously noted, our consolidated revenues include $223 in revenues generated by Microphase. If we had not closed on our acquisition of Microphase, then revenues from our U.S. operations would have been $2,106, a decrease of 2.5%. The slight decrease in revenues from our U.S. operations is attributed to a decrease in sales of our legacy products.

Revenues from our European operations of DP Limited decreased by 30.7% to $1,121 for the six months ended June 30, 2017, from $1,617 for the six months ended June 30, 2016. The decrease was primarily attributable to a decrease of military and commercial products sales and the impact of a weakening of the British Pound and Euro against the USD. The decline in commercial product sales was mainly attributed to standard commodity products. The decline in military product sales was attributed to technical changes in design of one of our development contracts.

Gross Margins

Gross margins increased to 41.7% for the six months ended June 30, 2017 compared to 36.4% for the six months ended June 30, 2016. The increase in gross margins was mainly attributable to the increase in sales of our commercial products sold in our U.S. operations, which have greater gross margins, combined with the decrease in sales from our European operations.

Engineering and Product Development

Engineering and product development expenses increased by $128 to $492 for the six months ended June 30, 2017 from $364 for the six months ended June 30, 2016. The increase is partly attributed to our acquisition of Microphase, which reported $55 in engineering and product development expenses. The remaining increase is attributed to an $81 increase in personnel costs directly attributed to engineering and product development at Digital Power’s U.S. based operations. During the fourth quarter of 2016, as part of its growth plan, Digital Power hired a new Head of Engineering and Technology, a highly-compensated position.

Selling and Marketing

Selling and marketing expenses were $622 for the six months ended June 30, 2017 compared to $488 for the six months ended June 30, 2016, an increase of $134. Our acquisition of Microphase accounted for $9 of the increase in selling and marketing expenses. The remaining increase is attributed to an increase in personnel costs directly attributed to sales and marketing personnel at Digital Power’s U.S. based operations. Beginning in December 2016 and throughout the quarter ended March 31, 2017, we augmented our sales and marketing team with the addition of a Vice President of Business Development and two regional sales managers. During the six months ended June 30, 2016, the services of our current Chief Executive Officer were reported within selling and marketing expenses due to the significant amount of time in which he devoted to the sales process. The increase in the headcount of our sales and marketing team allowed our CEO to spend the majority of his time on general corporate matters related to our restructuring and expansion. As such, during the six months ended June 30, 2017, the salary of our Chief Executive officer, which is $300 per year, was reported within general and administrative expenses. The increase in selling and marketing expenses is attributed to the increase in salaries and benefits and travel related costs for the three new sales and marketing positions and partially offset by the allocation of our Chief Executive Officer’s salary to general and administrative expense.

General and Administrative

General and administrative expenses were $2,555 for the six months ended June 30, 2017 compared to $711 for the six months ended June 30, 2016, an increase of $1,844. Our acquisition of Microphase accounted for $167 of the increase in general and administrative expenses. The adjusted increase of $1,677 from the comparative prior period was mainly due to higher stock based compensation expenses, an increase in legal and audit costs, an increase in investor relationship costs and hiring of additional consultants to build an infrastructure in anticipation of our future growth and the allocation of our Chief Executive Officer’s salary to general and administrative expense. The remaining increase in general and administrative expenses is due to various costs, none of which are significant individually.

●

In aggregate, we incurred $752 of stock-based compensation during the six months ended June 30, 2017. Of this amount, $696 was from issuances of equity based awards pursuant to our Plans and $56 was from restricted stock and warrant awards which were issued outside the Plans. It has been our policy to allocate the majority of stock based compensation to general and administrative expense. During the three months ended June 30, 2016 and 2017, and inclusive of equity based awards issued outside the Plans, we recorded $73 and $651, respectively, of stock-based compensation in general and administrative expense.

●

We experienced an aggregate increase of $318 in audit and legal fees due to an overall increase in the operations conducted and the level of complexity and significant number of the transactions entered into during the six months ended June 30, 2017.

●

Beginning during the quarter ended December 31, 2016, we spent significant effort on expanding our investor base and on hiring additional consultants to assist building an infrastructure to support our anticipated growth. As a result, we experienced an increase of $376 in costs attributed to investor relations and other consulting fees.

●

Finally, during the six months ended June 30, 2016, our Chief Executive Officer’s salary was reflected in selling and marketing expenses. As discussed above, our current practice is to record the salary and benefits of our Chief Executive Officer to general and administrative expense.

Interest (expense) income, net

Interest expense, net was $614 for the six months ended June 30, 2017 compared to income of $62 for the six months ended June 30, 2016. The increase in interest expense for the six months ended June 30, 2017 is primarily related to debt discount, in the aggregate amount of $392, resulting from the issuance of warrants in conjunction with the sale of debt instruments of $3,254. During the six months ended June 30, 2017, as a result of these issuances, non-cash interest expense of $592 was recorded from the amortization of debt discount and debt financing costs. The remaining increase in interest expense, net, was due to an increase in the amount of the Company’s total borrowings. Interest expense was partially offset by interest income and the accretion of original issue discount on the AVLP 12% Secured Convertible Note of $101.

Operating Loss

The Company recorded an operating loss of $2,231 for the six months ended June 30, 2017 compared to an operating loss of $189 for the six months ended June 30, 2016. The increase in operating loss is mostly attributable from the increase of general and administrative expenses.

Net Loss

The Company recorded a net loss of $2,845 for the six months ended June 30, 2017 compared to a net loss of $127 for the six months ended June 30, 2016 as a result of the aforementioned changes.

LIQUIDITY AND CAPITAL RESOURCES

On June 30, 2017, we had cash and cash equivalents of $443. This compares with cash and cash equivalents of $996 at December 31, 2016. The decrease in cash and cash equivalents was primarily due to  cash used in operating and investing activities in excess of funds provided by financing activities.

Net cash used in operating activities totaled $1,173 for the six months ended June 30, 2017, compared to net cash provided by operating activities of $134 for the six months ended June 30, 2016. During the six months ended June 30, 2017, the decrease in net cash provided by operating activities compared to the six months ended June 30, 2016 was mainly due to the 2017 six months loss of $2,845. The net loss was partially offset by non-cash charges, the amortization of debt discount of $592 and stock-based compensation of $752, and decreases in our accounts receivable of $651 and inventories of $216.

Net cash used in investing activities was $2,132 for the six months ended June 30, 2017 compared to $74 for the six months ended June 30, 2016. The increase of the net usage of cash from investing activities was primarily related to the investment in AVLP.

Net cash provided by financing activities was $2,711 and nil for the six months ended June 30, 2017 and 2016, respectively. The financing activities related to the sale of 500,000 shares of common stock for net proceeds of $227, gross proceeds from the Company’s debt financings of $2,954 and payments on a revolving credit facility of $268.

Historically, the Company has financed its operations principally through issuances of convertible debt, promissory notes and equity securities. During 2017, as reflected below, the Company continues to successfully obtain additional equity and debt financing and in restructuring existing debt. The following financings transactions were consummated during 2017:

●

In February 2017, the Company issued demand promissory notes and warrants to purchase 333,333 shares of common stock at $ 0.70 per share for aggregate proceeds of $400. Further in February 2017, the holders of $400 in demand promissory notes agreed to extinguish their $400 of debt by cancelling their notes to purchase 666,667 shares of common stock of the Company at $0.60 per share.

●

On March 9, 2017, the Company entered into a Preferred Stock Purchase Agreement with Philou Ventures LLC (“Philou”), a related party, pursuant to which Philou was granted the right to invest up to $5,000 in the Company through the purchase of Series B Preferred Stock over a term of 36 months.   On March 24, 2017, Philou purchased 25,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement in consideration of cancellation of Company debt of $250 due to MCKEA, an affiliate of Philou. On May 5, 2017, Philou purchased an additional 50,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement for $500.

●	On March 15, 2017, the Company entered into a subscription agreement with one investor for the sale of 500,000 shares of common stock at $0.60 per share for the aggregate purchase price of $300.

●	On March 20, 2017, the Company issued $250 in demand promissory note to one of the Company's shareholders.

●

On March 28, 2017, the Company issued $270 in demand promissory notes to several investors. The Company received gross proceeds of $220 on March 31, 2017 and the remaining balance of $50 was received on April 3, 2017. On April 5, 2017, the Company canceled these promissory notes by issuing to the holders 360,000 shares of common stock at $0.75 per share and warrants to purchase 180,000 shares of common stock at $0.90 per share.

●

On April 17, 2017, the Company entered into two 7% convertible notes (the “7% Convertible Notes”) in the aggregate principal amount of $250. The 7% Convertible Notes accrue interest at 7% simple interest on the principal amount and were due on June 2, 2017. The 7% Convertible Notes were not repaid on the maturity date and as such were in default at June 30, 2017. During July 2017, these two 7% Convertible Notes were repaid (See Note 16).

●

On April 26, 2017, the Company entered into a 7% convertible note in the aggregate principal amount of $104. On June 28, 2017, the noteholder converted the outstanding balance into 189,091 shares of Digital Power’s common stock.

●

Between May 5, 2017 and June 30, 2017, the Company received additional short-term loans of $140 from four accredited investors of which $75 was from the Company’s corporate counsel, a related party. As additional consideration, the investors received five-year warrants to purchase 224,371 shares of common stock at a weighted average exercise price of $0.77 per share.During June 2017, the holders of $55 of these short-term loans agreed to cancel their notes for the purchase of 100,001 shares of the Digital Power’s common stock at a price of $0.55 per share. An additional $52 in short-term loans from the related party was converted into one of the Series C Units.

●

Between May 24, 2017 and June 19, 2017, Digital Power entered into subscription agreements (the “Series C Subscription Agreement”) with approximately twenty accredited investors (the “Series C Investors”) in connection with the sale of twenty-one Units at a purchase price of $52 per Unit raising in the aggregate $1,092 with each Unit consisting of Series C Preferred Stock and Warrants.

●

Between July 1, 2017 and August 17, 2017, the Company received net cash proceeds of $1,505 from issuances of the Company’s debt and equity securities. Further, $268 in convertible notes were exchanged for shares of the Company’s common stock.

We expect to continue to incur losses for the foreseeable future and will be required to raise additional capital to continue to support our working capital requirements. We believe that the MLSE purchase order contract of $50 million will contribute to generate meaningful revenue and corresponding cash in 2017. In addition, we have been successful over the last 12 months in raising capital to support our working capital requirements. We anticipate that we will continue to raise capital through public and private equity offerings, debt financings, or other means. If we are unable to secure additional capital, we may be required to curtail our current operations and take additional measures to reduce costs expenses, including reducing our workforce, eliminating outside consultants, ceasing or reducing our due diligence of potential future acquisitions, including the associated legal fees, in order to conserve cash in order to sustain operations and meet our obligations.

Based on the above, these matters raise substantial doubt about the Company’s ability to continue as a going concern.

  CRITICAL ACCOUNTING POLICIES

In our Annual Report on Form 10-K for the year ended December 31, 2016, we identified the critical accounting policies which affect our more significant estimates and assumptions used in preparing our consolidated financial statements.  The basis for developing the estimates and assumptions within our critical accounting policies is based on historical information and known current trends and factors.  The estimates and assumptions are evaluated on an ongoing basis and actual results have been within our expectations.  We have not changed these policies from those previously disclosed in our Annual Report.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable for a smaller reporting company.

ITEM 4.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We have established disclosure controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and is accumulated and communicated to management, including the principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

Our principal executive officer and principal financial officer, with the assistance of other members of the Company's management, have evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this quarterly report.  Based upon such evaluation, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures are effective as of the end of the period covered by this quarterly report.

Changes in Internal Control over Financial Reporting

During the period covered by this quarterly report, there were no significant changes in our internal control over financial reporting or in other factors that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II — OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

None

ITEM 1A.	RISK FACTORS

The risks described in Part I, Item 1A, "Risk Factors," in our 2016 Form 10-K, could materially and adversely affect our business, financial condition and results of operations, and the trading price of our common stock could decline. These risk factors do not identify all risks that we face - our operations could also be affected by factors that are not presently known to us or that we currently consider to be immaterial to our operations. Due to risks and uncertainties, known and unknown, our past financial results may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods. The Risk Factors section of our 2016 Annual Report on Form 10-K remains current in all material respects.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.	MINE SAFETY DISCLOSURES

None

ITEM 5.	OTHER INFORMATION

None

ITEM 6.           EXHIBITS

Exhibit Number	Description
2.1

Share Exchange Agreement by and among Digital Power Corporation, Microphase Corporation, Microphase Holding Company, RCKJ Trust, Ergul Family Limited Partnership, To Hong Yam and Eagle Advisers, LLC, dated as of April 28, 2017 (Incorporated by reference to Exhibit 2.1 of the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on May 3, 2017)

3.1

Amended and Restated Articles  of  Incorporation  of  Digital  Power Corporation  (Incorporated by reference to Exhibit 3.1 of the Company’s Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 16, 1996)

3.2

Certificate of Amendment to Articles  of  Incorporation  of  Digital  Power Corporation  (Incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 16, 1996)

3.3

Certificate of Amendment to Articles  of  Incorporation  of  Digital  Power Corporation  (Incorporated by reference to Exhibit 3.1 of the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2013)

3.4

Bylaws of Digital Power Corporation (Incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 16, 1996)

3.5	Form of Series C Certificate of Determination (Incorporated by reference to Exhibit 3.1 of the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on May 3, 2017)
3.6	Form of Series D Certificate of Determination (Incorporated by reference to Exhibit 3.1 of the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on May 3, 2017)
3.7	Form of Series E Certificate of Determination (Incorporated by reference to Exhibit 3.2 of the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on May 3, 2017)
10.1

Preferred Stock Purchase Agreement date March 9, 2017 between Digital Power Corporation, and Philou Ventures, LLC. (Incorporated by reference to Exhibit 10.1 of the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on March 9, 2017)

31.1*	Certification of Chief Executive and Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a)
32.1**	Certification of Chief Executive and Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code
101.INS***	XBRL Instance Document
101.SCH***	XBRL Taxonomy Extension Schema Document
101.CAL***	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF***	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB***	XBRL Taxonomy Extension Label Linkbase Document
101.PRE***	XBRL Taxonomy Extension Presentation Linkbase Document

*       Filed herewith.

**     Furnished herewith.

***  In accordance with Rule 406T of Regulation S-T, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 21, 2017

Digital Power Corporation

By:	/s/ Amos Kohn
Amos Kohn
President, Chief Executive and Financial Officer and Principal Accounting Officer

EXHIBIT 31.1

CERTIFICATION

I, Amos Kohn, certify that:

     1.  I have reviewed this quarterly report on Form 10-Q of Digital Power Corporation;

     2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:  August 21, 2017

/s/ Amos Kohn
Amos Kohn President, Chief Executive and Chief Financial Officer (Principal Executive and Accounting Officer)

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Digital Power Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 21, 2017

/s/ Amos Kohn
Amos Kohn President, Chief Executive and Chief Financial Officer
(Principal Executive and Accounting Officer)

Appendix C

AGREEMENT AND PLAN OF MERGER OF

DPW HOLDINGS INC.,

A DELAWARE CORPORATION,

AND

DIGITAL POWER CORPORATION,

A CALIFORNIA CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of [●], 2017 (the “Merger Agreement”), is made by and between DPW Holdings, Inc., a Delaware corporation (“DIGITAL Delaware”), and Digital Power Corporation, a California corporation (“DIGITAL California”). DIGITAL Delaware and DIGITAL California are sometimes referred to herein as the “Constituent Corporations.” DIGITAL Delaware is a wholly-owned subsidiary of DIGITAL California.

RECITALS

WHEREAS, DIGITAL California is a corporation duly incorporated and existing under the laws of the State of California and has a total authorized capital stock of 32,000,000 shares, of which 30,000,000 are common stock, no par value (the “DIGITAL California Common Stock.”), and 2,000,000 are preferred stock, no par value (the “DIGITAL California Preferred Stock”). Of the 2,000,000 preferred stock, (i) 500,000 shares are designated as Series A Preferred Stock, no par value, (ii) 500,000 shares are designated as Series B Convertible Preferred Stock, no par value (the “Series B Stock”), (iii) 460,000 shares are designated as Series C Preferred Stock, no par value (the “Series C Stock”), (iv) 378,776 shares are designated as Series D Preferred Stock, no par value (the “Series D Stock”), (v) 10,000 shares are designated as Series E Preferred Stock, no par value (the “Series E Stock”), (vi) and 151,224 shares of DIGITAL California Preferred Stock are undesignated as to series, rights, preferences, privileges or restrictions, all of which shares of DIGITAL California Preferred Stock are issued and outstanding except for the Series A Preferred Stock and the undesignated Preferred Stock, none of which is issued or outstanding. As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of DIGITAL Delaware Common Stock are issued and outstanding, all of which (i) consist of Class A Common Stock (as hereinafter defined), and (ii) are held by DIGITAL California. DIGITAL Delaware was formed solely for the purposes contemplated by the Merger Agreement, and prior to becoming the Surviving Corporation (as defined below) has had no operations, assets or liabilities.

WHEREAS, DIGITAL Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 250,000,000 shares, consisting of (i)  225,000,000 shares of common stock having a par value $0.001 per share (“DIGITAL Delaware Common Stock”), of which (A) 200,000,000 shares consist of Class A Common Stock and are designated as Voting Common Stock (“Class A Common Stock”), and (B) 25,000,000 shares consist of Class B Common Stock and are designated as Super-Voting Common Stock (“Class B Common Stock”), and (ii) 25,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “DIGITAL Delaware Preferred Stock”). The rights, preferences, powers, privileges, and the restrictions, qualifications and limitations of the Class A Voting Common Stock are identical with those of the Class B Common Stock other than in respect of voting and conversion rights as set forth in DIGITAL Delaware’s Certificate of Incorporation, and for all purposes under its Certificate of Incorporation, the Class A Common Stock and Class B Common Stock shall together constitute a single class of shares of the capital stock of the Corporation.

WHEREAS, The Board of Directors of DIGITAL California has determined that, for the purpose of effecting the reincorporation of DIGITAL California in the State of Delaware, it is advisable and in the best interests of DIGITAL California and its shareholders that DIGITAL California merge with and into DIGITAL Delaware upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of the Constituent Corporations, the shareholders of DIGITAL California and the stockholder of DIGITAL Delaware have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, DIGITAL Delaware and DIGITAL California hereby agree, intending to be legally bound hereby, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

THE MERGER

1.     Merger. In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporations Code, DIGITAL California shall be merged with and into DIGITAL Delaware (the “Merger”), the separate existence of DIGITAL California shall cease and DIGITAL Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.”

2.     Filing and Effectiveness. The Merger shall become effective in accordance with Section 1108 of the California Corporations Code and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

3.     Effect of the Merger. Upon the Effective Date, the separate existence of DIGITAL California shall cease, and DIGITAL Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and DIGITAL California’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of DIGITAL California in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of DIGITAL California in the same manner as if DIGITAL Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California Corporations Code.

ARTICLE II

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

1.     Certificate of Incorporation. The Certificate of Incorporation of DIGITAL Delaware as in effect immediately prior to the Effective Date (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.     Bylaws. The Bylaws of DIGITAL Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

3.     Directors and Officers. The directors and officers of DIGITAL California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF SECURITIES

1.     DIGITAL California Common Stock. Upon the Effective Date, each share of DIGITAL California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) legally issued, fully paid and nonassessable share of Class A Common Stock.

2.     DIGITAL Delaware Common Stock. Upon the Effective Date, each share of DIGITAL Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by DIGITAL Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of DIGITAL Delaware Common Stock, without any consideration being delivered in respect thereof.

3.     Series B Preferred Stock. Each outstanding share of Series B Preferred Stock, no par value per share, of DIGITAL California shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series B Preferred Stock of the Surviving Corporation (the “New Series B Preferred Stock”), which New Series B Preferred Stock shall be identical in all respects to the Series B Preferred Stock, with the exception of the par value of such shares.

4.     Series C Preferred Stock. Each outstanding share of Series C Preferred Stock, no par value per share, of DIGITAL California shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series C Preferred Stock of the Surviving Corporation (the “New Series C Preferred Stock”), which New Series C Preferred Stock shall be identical in all respects to the Series C Preferred Stock, with the exception of the par value of such shares.

5.     Series D Preferred Stock. Each outstanding share of Series D Preferred Stock, no par value per share, of DIGITAL California shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series D Preferred Stock of the Surviving Corporation (the “New Series D Preferred Stock”), which New Series D Preferred Stock shall be identical in all respects to the Series D Preferred Stock, with the exception of the par value of such shares and that there shall be 500,000 such shares designated as New Series C Preferred Stock.

6.     Series E Preferred Stock. Each outstanding share of Series E Preferred Stock, no par value per share, of DIGITAL California shall be converted into, in accordance with the terms and conditions hereof, one (1) share of Series E Preferred Stock of the Surviving Corporation (the “New Series E Preferred Stock”), which New Series E Preferred Stock shall be identical in all respects to the Series E Preferred Stock, with the exception of the par value of such shares.

7.     Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of DIGITAL California Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of DIGITAL Delaware Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of DIGITAL California Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of DIGITAL Delaware Common Stock into which such shares of DIGITAL California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of DIGITAL Delaware Common Stock represented by such certificate as provided above.

Each certificate representing shares of DIGITAL Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of DIGITAL California Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

8.     DIGITAL California Equity Incentive Plans; Option; Warrants; Etc.

(a)     Options, Warrants or other Derivative Securities. At the Effective Time, each outstanding option or warrant to purchase a share of DIGITAL California Common Stock (collectively, “Purchase Rights”), whether issued under an equity incentive plan adopted by DIGITAL California (a “Plan”) or otherwise, whether vested or unvested, will continue in effect and shall be, until thereafter altered, amended or terminated as provided therein and in accordance with applicable law or the terms of the applicable Plan, if any, converted as a result of the Merger into an option or warrant to purchase Class A Common Stock of the Surviving Corporation. Each option and warrant issued or to be issued by the Surviving Corporation shall continue to have, and be subject to, the same terms and conditions set forth in the applicable plan, grant or issuance agreement, or terms immediately prior to the Effective Time. Additionally, each Plan including without limitation, the 2012 Stock Option Plan and the 2016 Stock Incentive Plan, shall as a result of the Merger become Plans of the Surviving Corporation and the Surviving Corporation hereby agrees that the terms, provisions and conditions of such Plans shall continue in full force and effect following the Effective Time, as if such Plans had been adopted by the directors and stockholders of the Surviving Corporation, subject to the right of the Surviving Corporation to amend, terminate or alter such Plans after the Effective Time in accordance with the terms of applicable law and such Plans.

(b)     Reservation of Shares. A number of shares of Class A Common Stock shall be reserved for issuance under the Plans equal to the number of shares of DIGITAL California Common Stock so reserved immediately prior to the Effective Date.

ARTICLE IV

GENERAL

1.     Conditions to DIGITAL California’s Obligations. The obligations of DIGITAL California under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a)     The principal terms of this Merger Agreement shall have been duly approved by the shareholders of DIGITAL California;

(b)     Any consents, approvals or authorizations that DIGITAL California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c)     The Class A Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing on the NYSE American LLC.

2.     Covenants of DIGITAL Delaware. DIGITAL Delaware covenants and agrees that it will, on or before the Effective Date:

(a)     Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code;

(b)     File this Merger Agreement with the Secretary of State of the State of California; and

(c)     Take such other actions as may be required by the California Corporations Code.

3.     FIRPTA Notification. If any shareholder believes that it, or its direct or indirect beneficial owners, could potentially be subject to tax in connection with the Merger under Section 897 of the Code by reason of (i) being a nonresident alien individual or foreign corporation within the meaning of Section 897(a)(1) of the Code, and (ii) not qualifying for the exemption in Section 897(c)(3) of the Code, such shareholder may provide the Surviving Corporation with a statement on the date hereof in accordance with Notice 89-57, 1989-1 C.B. 698, and Section 1.1445-2(d)(2)(iii) of the Treasury Regulations, which statement the Surviving Corporation shall file with the Internal Revenue Service within 20 days in accordance with Section 1.1445-2(d)(2)(i)(B) of the Treasury Regulations.

4.     Reorganization for Tax Purposes. The Merger is intended to be treated for U.S. federal income tax purposes as a “reorganization” described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and by executing this agreement the parties intend to adopt a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.

5.     Further Assurances. From time to time, as and when required by DIGITAL Delaware or by its successors or assigns, there shall be executed and delivered on behalf of DIGITAL California such deeds and other instruments, and there shall be taken or caused to be taken by DIGITAL Delaware and DIGITAL California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by DIGITAL Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of DIGITAL California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of DIGITAL Delaware are fully authorized in the name and on behalf of DIGITAL California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.     Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of DIGITAL California or by the sole stockholder of DIGITAL Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

7.     Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders or shareholders of either Constituent Corporation shall not, unless approved by such stockholders or shareholders as required by law:

(a)     Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b)     Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c)     Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

8.     Registered Office. The registered office of the Surviving Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware, 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

9.     Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

10.     Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of DIGITAL Delaware, a Delaware corporation, and DIGITAL California, a California corporation, is hereby executed on behalf of each of such two corporations and attested to by their respective officers thereunto duly authorized.

DPW HOLDINGS, INC. a Delaware corporation By: Amos Kohn President and Chief Executive Officer By: [Title]
DIGITAL POWER CORPORATION a California corporation By: Amos Kohn President and Chief Executive Officer By: [Title]

Appendix D

CERTIFICATE OF INCORPORATION

OF

DPW HOLDINGS, INC.

* * * *

ARTICLE I

The name of this corporation is DPW Holdings, Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1.	Authorized Shares.

This Corporation is authorized to issue two hundred million (200,000,000) shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), twenty-five million (25,000,000) shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), and twenty-five million (25,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2.	Common Stock.

A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)     Voting Rights.

(i)     Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)     Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)     Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)     Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c)     Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d)     Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e)     Equal Status. Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f)     Conversion.

     (i)     As used in this Section 2(f), the following terms shall have the following meanings:

(1)     “Founder” shall mean either Milton C. Ault III, a natural living person, or Philou Ventures, LLC, and “Founders” shall mean both of them.

(2)     “Class B Stockholder” shall mean (a) the Founders, (b) any person who will become a registered holder of any shares of Class B Common Stock as, a result of a Transfer by either of the Founders, and (c) any person to whom or to which shares of Class B Common Stock will be issued during the Corporation’s existence.

(3)     “Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(4)     “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

(A)     the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

(B)     entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

(C)     the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5)     “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii)     Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii)     Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1)     from a Founder, or such Founder’s Permitted Entities, to the other Founder, or such Founder’s Permitted Entities.

(2)     by a Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

(A)     a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(B)     a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(C)     a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(D)     an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(E)     a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(F)     a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(G)     a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

(3)     by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv)     Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death of such Class B Stockholder; provided, however, that if a Founder, or such Founder’s Permitted Entity (in either case, the “Transferring Founder”) Transfers exclusive Voting Control (but not ownership) of shares of Class B Common Stock to the other Founder (the “Transferee Founder”) which Transfer of Voting Control is contingent or effective upon the death or dissolution, as applicable, of the Transferring Founder, then each share of Class B Common Stock that is the subject of such Transfer shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which the Transferring Founder died or was dissolved, or (b) the date upon which the Transferee Founder ceases to hold exclusive Voting Control over such shares of Class B Common Stock; provided, further, that if the Transferee Founder shall die or be liquidated within nine (9) months following the death or dissolution of the Transferring Founder, then a trustee designated by the Transferee Founder and approved by the Board of Directors may exercise Voting Control over: (x) the Transferring Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferring Founder died or was dissolved, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and (y) the Transferee Founders’ shares of Class B Common Stock (or shares held by an entity of the type referred to in paragraph (2) below established by or for the Transferee Founder) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferee Founder died or was dissolved, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock.

(v)     The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vi)     In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g)     Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

Section 3.	Change in Control Transaction.

The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a)     the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b)     the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c)     the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4.	Preferred Stock.

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1.	Board of Directors.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2.	Bylaws.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 3.	Controlled Company.

(a)     If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq Stock Market (“Nasdaq”), the New York Stock Exchange or the NYSE American (in either case, “NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the “Exchange Governance Rules”), the Corporation shall call a special meeting of the stockholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of stockholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

(b)     In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c)     An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4.	Audit Committee.

The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 5.	Corporate Governance and Nominating Committee.

The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the case of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of stockholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws for stockholders to submit nominations for directors at such special meeting.

Section 6.	Compensation Committee.

The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 7.	Election of Directors.

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 8.	Cumulative Voting.

No stockholder will be permitted to cumulate votes at any election of directors.

Section 9.	Number of Directors.

The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

ARTICLE VII

Section 1.	Limitation of Personal Liability.

To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 2.	Indemnification.

The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3.	Inconsistent Provisions.

Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Section 1.	Special Meetings.

Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2.	Action Without a Meeting.

Any action required or permitted to be taken by the stockholders of the Corporation may, but need not, be effected at a duly called annual or special meeting of stockholders of the Corporation; any such action may also be effected by any consent in writing by such stockholders pursuant to Section 228 of the General Corporation Law of Delaware.

ARTICLE XII

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2, this clause (i) of Article XII; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article XII; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 and Article XI or this clause (iii) of Article XII; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article XII; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal this clause (v) of Article XII.

Appendix E - Bylaws

BYLAWS

OF

DPW HOLDINGS, INC.

a Delaware Corporation

Effective as of September __, 2017

5.7	Chief Executive Officer.	E-13
5.8	Presidents	E-13
5.9	Vice Presidents	E-13
5.10	Secretary	E-13
5.11	Chief Financial Officer	E-14
5.12	Treasurer	E-14
5.13	Assistant Secretary	E-14
5.14	Assistant Treasurer	E-15
5.15	Representation of Shares of Other Corporations	E-15
5.16	Authority and Duties of Officers	E-15

Article VI — Records and Reports		E-15
6.1	Maintenance and Inspection of Records	E-15
6.2	Inspection by Directors	E-15

Article VII — General Matters		E-15
7.1	Checks; Drafts; Evidences of Indebtedness	E-15
7.2	Execution of Corporate Contracts and Instruments	E-15
7.3	Stock Certificates; Partly Paid Shares	E-16
7.4	Special Designation On Certificates	E-16
7.5	Lost Certificates	E-16
7.6	Construction; Definitions	E-16
7.7	Dividends	E-16
7.8	Fiscal Year	E-16
7.9	Seal	E-16
7.10	Transfer of Stock	E-17
7.11	Stock Transfer Agreements	E-17
7.12	Registered Stockholders	E-17
7.13	Waiver of Notice	E-17
7.14	Charitable Foundation	E-17

Article VIII — Notice by Electronic Transmission		E-17
8.1	Notice by Electronic Transmission	E-17
8.2	Definition of Electronic Transmission	E-18
8.3	Inapplicability	E-18

Article IX — Indemnification of Directors and Officers		E-18
9.1	Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation	E-18
9.2	Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation	E-18
9.3	Authorization of Indemnification	E-19
9.4	Good Faith Defined	E-19
9.5	Indemnification by A Court	E-19
9.6	Expenses Payable In Advance	E-19
9.7	Non-Exclusivity of Indemnification and Advancement of Expenses.	E-20
9.8	Insurance	E-20
9.9	Certain Definitions	E-20
9.10	Survival of Indemnification and Advancement of Expenses.	E-20
9.11	Limitation On Indemnification	E-20
9.12	Indemnification of Employees and Agents	E-20
9.13	Effect of Amendment or Repeal	E-20

Article X — Amendments		E-20

BYLAWS

OF

DPW HOLDINGS, INC.

ARTICLE I

CORPORATE OFFICES

1.1     Registered Office. The registered office of DPW Holdings, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of in Corporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate”).

1.2     Other Offices. The Corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1     Place of Meetings. Meetings of stockholders shall be held at any place within or outside the State of Delaware as designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2     Annual Meeting. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3     Special Meeting. Unless otherwise required by law or the Certificate, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Chairman of the Board, (iii) the chief executive officer of the Corporation, or (iv) holders of more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

If any person(s) other than the Board calls a special meeting, the request shall:

(a)     be in writing;

(b)     specify the general nature of the business proposed to be transacted; and

(c)     be delivered personally or sent by registered mail or by facsimile transmission to the secretary of the Corporation.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the secretary of the request therefor, and the secretary of the Corporation shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting.

2.4     Notice of Stockholders’ Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Whenever notice is required to be given, under the DGCL, the Certificate or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given, under any provision of the DGCL, the Certificate or these bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.

The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

2.5     Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of stockholders shall be given:

(a)     if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation’s records;

(b)     if electronically transmitted, as provided in Section 8.1 of these bylaws; or

(c)     otherwise, when delivered.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Notice may be waived in accordance with Section 7.13 of these bylaws.

2.6     Quorum. Unless otherwise provided in the Certificate or required by law, stockholders representing a majority of the voting power of the issued and outstanding capital stock of the Corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such quorum is not present or represented at any meeting of the stockholders, then the chairman of the meeting, or the stockholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7     Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and 2.5 of these bylaws.

2.8     Administration of the Meeting. Meetings of stockholders shall be presided over by the chairman of the Board or, in the absence thereof, by such person as the chairman of the Board shall appoint, or, in the absence thereof or in the event that the chairman shall fail to make such appointment, any officer of the Corporation elected by the Board. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.9     Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided in the provisions of Section 213 of the DGCL (relating to the fixing of a date for determination of stockholders of record) or these bylaws, each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate.

In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The stockholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

2.10     Stockholder Action by Written Consent without a Meeting. Any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.10 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.10.

Any action required or permitted to be taken by the stockholders of the Corporation (if the Corporation has more than one stockholder at such time) must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.11     Record Date for Stockholder Notice; Voting; Giving Consents. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not fix a record date in accordance with these bylaws and applicable law:

(a)     The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b)     The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation.

(c)     The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12     Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13     List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.

In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14     Advance Notice of Stockholder Business. Only such business shall be conducted as shall have been properly brought before a meeting of the stockholders of the Corporation. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for stockholder action under the DGCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14. For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

(a)     the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder;

(b)     a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(c)     a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(d)     any material interest of the stockholder in such business; and

(e)     any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.14. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.15     Advance Notice Of Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate with respect to the right of holders of Preferred Stock of the Corporation to nominate and elect a specified number of directors. To be properly brought before an annual meeting of stockholders, or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.15 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.15.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.14, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the secretary must set forth:

(a)     as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(b)     as to such stockholder giving notice, the information required to be provided pursuant to Section 2.14.

Subject to the rights of any holders of Preferred Stock of the Corporation, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.15. If the chairman of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

3.1     Powers. Subject to the provisions of the DGCL and any limitations in the Certificate, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2     Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least five members. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3     Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate or these bylaws. The Certificate or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

All elections of directors shall be by written ballot, unless otherwise provided in the Certificate. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized.

3.4     Resignation and Vacancies. Any director may resign at any time upon written notice or by electronic transmission to the chairman of the Board, with a copy to the secretary of the Corporation.

Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

3.5     Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6     Regular Meetings. Regular meetings of the Board may be held with at least two (2) business days prior notice at such time and at such place as shall from time to time be determined by the Board.

3.7     Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)     delivered personally by hand, by courier or by telephone;

(b)     sent by United States first-class mail, postage prepaid;

(c)     sent by facsimile; or

(d)     sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the Corporation’s principal executive office nor the purpose of the meeting.

3.8     Quorum. Except as otherwise required by law or the Certificate, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

3.9     Waiver of Notice. Whenever notice is required to be given under any provisions of the DGCL, the Certificate or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

3.10     Board Action by Written Consent without a Meeting. Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11     Adjourned Meeting; Notice. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12     Fees and Compensation of Directors. Unless otherwise restricted by the Certificate or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.13     Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

3.14     Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth in Section 3.1 and provided that shares of capital stock of the Corporation are listed for trading on either the NASDAQ Stock Market (“NASDAQ”) or the New York Stock Exchange or the NYSE American (in either case, “NYSE”), the Corporation shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

ARTICLE IV

COMMITTEES

4.1     Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the rules and requirements of NASDAQ or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the Corporation’s expense.

4.2     Committee Minutes. Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3     Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)     Section 3.5 (place of meetings and meetings by telephone);

(b)     Section 3.6 (regular meetings);

(c)     Section 3.7 (special meetings and notice);

(d)     Section 3.8 (quorum);

(e)     Section 3.9 (waiver of notice);

(f)     Section 3.10 (action without a meeting); and

(g)     Section 3.11 (adjournment and notice of adjournment), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)     the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(b)     special meetings of committees may also be called by resolution of the Board; and

(c)     notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4     Audit Committee. The Board shall establish an Audit Committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The Audit Committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time.

4.5     Corporate Governance and Nominating Committee. The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the stockholders for election to the Board, to develop and recommend to the Board the governance principles applicable to the Corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the stockholders for election to the Board, and provided such incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of stockholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of these bylaws for stockholders to submit nominations for directors at such special meeting.

4.6     Compensation Committee. The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board a compensation program for outside Board members, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time.

ARTICLE V

OFFICERS

5.1     Officers. The officers of the Corporation shall be a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chairman of the Board, an executive chairman of the Board, one or more presidents, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.

Any number of offices may be held by the same person, provided, however, that, except as provided in Section 5.6 below, the chairman of the Board shall not hold any other office of the Corporation.

5.2     Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

5.3     Subordinate Officers. The Board may appoint, or empower the chief executive officer of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4     Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal has been conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5     Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6     Chairman of the Board. The chairman of the Board shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these bylaws.

The chairman shall be an Outside Director (as defined in the Certificate) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board then in office, provided, however, that if there is no chief executive officer or president of the Corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer and, while serving in such interim capacity, shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7     Chief Executive Officer. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, the chief executive officer shall have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The chief executive officer shall, together with any president or presidents of the Corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board of Directors. The chief executive officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the chairman of the Board, the chief executive officer shall preside at all meetings of the Board.

5.8     Presidents. Subject to the control of the Board and any supervisory powers the Board may give to the chairman of the Board, any president or presidents of the Corporation shall, together with the chief executive officer, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. A president shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these bylaws, the chief executive officer, or the chairman of the Board.

5.9     Vice Presidents. In the absence or disability of any president, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of a president. When acting as a president, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the chairman of the Board, the chief executive officer or, in the absence of a chief executive officer, any president.

5.10     Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show:

(a)     the time and place of each meeting;

(b)     whether regular or special (and, if special, how authorized and the notice given);

(c)     the names of those present at directors’ meetings or committee meetings;

(d)     the number of shares present or represented at stockholders’ meetings; and

(e)     the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)     the names of all stockholders and their addresses;

(b)     the number and classes of shares held by each;

(c)     the number and date of certificates evidencing such shares; and

(d)     the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. The secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.11     Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The chief financial officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

The chief financial officer may be the treasurer of the Corporation.

5.12     Treasurer. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and the directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.13     Assistant Secretary. The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of the secretary’s inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.14     Assistant Treasurer. The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or treasurer or in the event of the chief financial officer’s or treasurer’s inability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these bylaws.

5.15     Representation of Shares of Other Corporations. The chairman of the Board, the chief executive officer, any president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board, the chief executive officer, a president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other Corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16     Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE VI

RECORDS AND REPORTS

6.1     Maintenance and Inspection of Records. The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

6.2     Inspection by Directors. Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII

GENERAL MATTERS

7.1     Checks; Drafts; Evidences of Indebtedness. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2     Execution of Corporate Contracts and Instruments. Except as otherwise provided in these bylaws, the Board, or any officers of the Corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.3     Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board, or any president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4     Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5     Lost Certificates. Except as provided in this Section 7.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6     Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a Corporation and a natural person.

7.7     Dividends. The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the Certificate, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.8     Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.9     Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10     Transfer of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.11     Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

7.12     Registered Stockholders. The Corporation:

(a)     shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)     shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

(c)     shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.13     Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

7.14     Charitable Foundation. The establishment by the Corporation of a charitable foundation will require Board approval, as will contributions by the Corporation to the foundation and disbursements by the foundation. The Board may delegate authority over the foundation to one or more persons who are not directors of the Corporation with the approval of two-thirds of the members of the Board.

ARTICLE VIII

NOTICE BY ELECTRONIC TRANSMISSION

8.1     Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a)     the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b)     such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)     if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)     if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)     if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(d)     if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2     Definition Of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3     Inapplicability. Notice by a form of electronic transmission shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of in Corporation) or Section 324 (attachment of shares of stock) of the DGCL.

ARTICLE IX

INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1     Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2     Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 9.3 of this Article IX, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3     Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4     Good Faith Defined. For purposes of any determination under Section 9.3 of this Article IX, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be.

9.5     Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 9.1 and 9.2 of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or 9.2 of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

9.6     Expenses Payable in Advance. To the fullest extent not prohibited by the DGCL, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX.

9.7     Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 9.1 and 9.2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or 9.2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

9.8     Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.9     Certain Definitions. For purposes of this Article IX, references to the “ Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent Corporation, or is or was a director or officer of such constituent Corporation serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving Corporation as such person would have with respect to such constituent Corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article IX.

9.10     Survival of Indemnification and Advancement of Expenses. The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11     Limitation On Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the Corporation.

9.12     Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation.

9.13     Effect of Amendment or Repeal. Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

AMENDMENTS

The bylaws of the Corporation may be adopted, amended or repealed by a majority of the voting power of the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

* * * * *

DPW HOLDINGS, INC.

a Delaware Corporation

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Chief Executive Officer of DPW Holdings, Inc., a Delaware Corporation, and that the foregoing bylaws, comprising twenty (20) pages, were adopted as the Corporation’s bylaws as of September __, 2017 by the Corporation’s board of directors on September __, 2017.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this __ day of September, 2017.

/s/

Amos Kohn

Chief Executive Officer

Appendix F

DPW

2017 STOCK INCENTIVE PLAN

(effective ___________, 2017, subject to stockholder approval)

1	General

1.1     Purpose. The purposes of the DPW 2017 Stock Incentive Plan (the “Plan”) is to promote the interests of DPW (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2     Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3     Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

162(m) Term. The term “162(m) Term” means the period starting on the date when the Company’s stockholders first approve this Plan and ending on the date of the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)

any person, including a “person” as such term is used in Section 14(d)(2) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)

a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(ix)(d), the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the 1934 Act, including any successor to such Rule.

Stock. The term “Stock” means shares of the common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

2	Administration

2.1     Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2     Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)

In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3     Prohibition Against Repricing. Other than pursuant to Section 3.3, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4     Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5     Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6     Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 may provide for vesting of full-value Awards, partially or in full, in less than one-year.

3	Available Shares of Stock under the Plan

3.1     Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 2,000,000. Any shares of Stock that are subject to Options or SARs shall be counted against this limit as one (1) share for every one (1) share granted, and any shares of Stock that are subject to Awards other than Options or SARs shall be counted against this limit as 1.25 shares for every one (1) share granted.

3.2     Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as (i) one (1) share for every one (1) share subject to Options or SARs granted under the Plan or options, and (ii) as 1.25 shares for every one (1) share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.3     Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

3.4     Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.3 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5     Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

3.6     Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

4	Awards

4.1     General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2     Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.

Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.

Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.

Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Code Section 424(e)) or of any “Subsidiary Corporation” (as defined in Code Section 424(f)) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.

In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.

Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.

Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.

Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.

Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.

Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)

Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)

Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)

Vesting; Additional Terms. Subject to Section 2.6 and except as provided in Section 4.3, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(viii)	Qualified Performance-Based Compensation.

a.

The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(ix) shall apply. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.

When Awards are made under this Section 4.2(ix), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

c.

Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

d.

The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

e.

The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to adjustment as provided in Section 3.4, the following limits will apply to Awards of the specified type granted to any one Grantee in any single fiscal year:

i.	Appreciation Awards – Options and SARs: 750,000 shares; and

ii.	Full Value Awards – Awards (other than Options and SARs) that are denominated in Shares: 500,000 shares.

In applying the foregoing limits, (a) all Awards of the specified type granted to the same Grantee in the same fiscal year will be aggregated and made subject to one limit; (b) the limits applicable to Options and SARs refer to the number of shares of Stock subject to those Awards; (c) the share limit under clause (y) refers to the maximum number of shares of Stock that may be delivered under an Award or Awards of the type specified in clause (y) assuming a maximum payout; (d) the dollar limit under clause (z) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (z) assuming a maximum payout, (e) the respective limits for Awards of the type specified in clause (y) and clause (z) are only applicable to Awards that are intended to comply with the performance-based exception under Code Section 162(m), and (f) each of the specified limits in clauses (x), (y) and (z) is multiplied by two (2) for Awards granted to a Grantee in the year employment commences.

f.

The Committee may provide in the Award Agreement that Awards under this Section 4.2(ix) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)

Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3	Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.

provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(b), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.

provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.

provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

(ii)

Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4         Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5	Operation

5.1     Duration. Grants may be made under the Plan through ________, 2026. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2     Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3     Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4     Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5     Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6     Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7     Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8     Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9     Limitation of Implied Rights.

(i)

The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(ii)

The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10     Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11	Regulations and Other Approvals.

(i)

The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)

Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)

In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12     Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8	Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9	Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

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